As filed with the Securities and Exchange Commission on April 12, 2017

Registration No. 333-147707

811-07798

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☑
Post-Effective Amendment No. 18	☑

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 137	☑

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: 212-576-7000

Erica E. Carrig, Esq.

New York Life Insurance and Annuity Corporation

51 Madison Avenue

New York, NY 10010

(Name and Address of Agent for Service)

Copy to:

Stephen E. Roth, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004-2415	Thomas F. English, Esq. Senior Vice President, Deputy General Counsel and Chief Insurance Counsel New York Life Insurance Company 51 Madison Avenue New York, New York 10010

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☑	on May 1, 2017 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on , pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new date for a previously filed post-effective amendment.

New York Life Insurance and Annuity Corporation

New York Life Variable Universal Life Accumulator

New York Life Survivorship Variable Universal Life Accumulator

Prospectus—May 1, 2017

Two flexible premium variable universal life insurance contract(s) offered to individuals under

NYLIAC Variable Universal Life Separate Account-I

Please use one of the following addresses for service requests:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

or call our toll-free number: 1-800-598-2019

For submitting death claim forms only, you may also use:

Regular Mail	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Premium payments and loan repayments should be sent to us at:

Regular Mail	NYLIAC 75 Remittance Drive, Suite 3021 Chicago, IL 60675-3021	Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

This prospectus describes two different policies issued by NYLIAC. In this prospectus, the words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. The New York Life Variable Universal Life Accumulator (“VUL”) policy insures one person and pays a death benefit upon that person’s death. The New York Life Survivorship Variable Universal Life Accumulator (“SVUL”) policy insures two people and pays a death benefit upon the death of the second person. Throughout this prospectus that second person is described as the last surviving insured. Other differences between the VUL and SVUL policies are noted in this prospectus. We have discontinued sales of VUL policies in all jurisdictions. However, we will still accept additional premiums for inforce VUL policies. SVUL is available for sale.

If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

The Securities and Exchange Commission has not approved or disapproved of this security or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

This life insurance policy is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize.

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The New York Life Variable Universal Life Accumulator and New York Life Survivorship Variable Universal Life Accumulator Prospectus and Statement of Additional Information are posted on our corporate website, www.newyorklife.com.

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SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of New York Life Variable Universal Life Accumulator (“VUL”) and New York Life Survivorship Variable Universal Life Accumulator (“SVUL”). Many benefits of VUL and SVUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI.

Benefits

Protection

The policy offers you the protection of permanent life insurance that can, over time, become a valuable asset.

This policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value (as defined below) accumulation. Your premium payments, less any applicable charges, are allocated to the Investment Divisions, the Fixed Account and, the DCA Plus Account according to your instructions. The Cash Value of the policy is based on:

•	the amount in and performance of each Investment Division of the Separate Account;

•	the amount in and rate of interest credited to the Fixed Account and/or the DCA Plus Account; and

•	the charges we deduct.

With the policy, you have the potential for higher and lower rates of return and Cash Value accumulation than with a fixed rate life insurance policy. Even though the policy offers the protection of permanent life insurance, it can lapse even if all planned premiums are paid on time. See “Summary of Benefits and Risks—Risks—Risk of Lapse (especially on minimally funded policies)” and “Termination and Reinstatement—No-Lapse Guarantee” for further information.

Flexible Premiums

Policy premium payments are flexible; other than the required initial minimum premium payment, you can select the time and amount of premium you pay, within limits. Since the potential Cash Value growth can be used for income, this policy is designed to offer the best potential benefit when adequately funded for at least ten years. As long as the Cash Surrender Value is sufficient to cover the policy’s Monthly Deduction Charges, you can increase (within certain limits), decrease, or stop making payments to meet your changing needs. See “Definitions” for an explanation of Cash Surrender Value.

Five-Year No-Lapse Guarantee

The policy offers a five-year no-lapse guarantee. This ensures that your policy will remain in effect during the first five Policy Years (the “guarantee period”), provided that your policy premium payments satisfy the minimum premium test. See “Termination and Reinstatement—No-Lapse Guarantee” for information on premiums required to pass the test. This benefit prevents your policy from lapsing for five years, regardless of your account performance. The guarantee period will end before the fifth policy anniversary if your premium payments do not pass the minimum monthly premium test. In the sixty-first month, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a notice of payment due. If that notice is not paid, the policy will lapse.

Liquidity through Loans

You can access your policy’s Cash Value through loans. Your policy value will be used as collateral to secure any policy loan. You can borrow any amount up to the loan value of the policy. The loan value of your policy is discussed more fully in the section below entitled “Loans.”

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Liquidity through Partial Surrenders

You can also request a partial surrender. Partial surrenders will reduce the policy’s Cash Value and can reduce your Life Insurance Benefit. We will not allow a partial surrender for an amount that would cause the policy to fall below its minimum Face Amount. Surrender charges may apply. Partial surrenders can result in a taxable event. Also note that certain partial surrender requests must be made in writing and sent to NYLIAC’s Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (See “Surrenders—Partial Surrenders”.) Certain charges apply if you surrender your policy during the first Policy Year; an amount equal to any additional first-year contract charges will also be deducted from the Cash Surrender Value.

Investment Options

This policy offers you a choice of Investment Options, including 64 Investment Divisions, the Fixed Account, and the DCA Plus Account. For SVUL policies only, you may also allocate your policy Cash Value in accordance with one of five Asset Allocation Models at no extra charge. You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Divisions, the Fixed Account, and/or the DCA Plus Account. Transfers among the Investment Options can be made tax-free, within the limits described in this prospectus. You can change the Investment Options in which you invest throughout the life of the policy. Your choices may be limited if you elect certain benefits or riders.

Change the Amount of Coverage

With the policy, you are able to increase or decrease the policy’s Face Amount. In order to request a decrease of the policy’s Face Amount, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) You may request an increase of the policy’s Face Amount by sending us your written application in Good Order, also signed by the Insured(s), together with any proof of insurability we require. Increases are subject to underwriting and our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will also result in a new surrender charge period, additional cost of insurance and per Thousand Face Amount charges, and a new seven-year testing period for modified endowment contract status. Increases may result in an increase to the Target Premium. We can limit any increase in the Face Amount of your policy. (See “Description of the Policy—Additional Benefits Through Riders and Options” for details.) Decreases in Face Amount can incur surrender charges.

Three Life Insurance Benefit Options

The policy offers different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

•	Option 1— a level benefit equal to your policy’s Face Amount or a percentage of the Cash Value equal to the minimum necessary for your policy to qualify as life insurance under IRC Section 7702.

•

Option 2— a benefit that varies and equals the sum of your policy’s Face Amount and Cash Value or a percentage of the Cash Value equal to the minimum necessary for your policy to qualify as life insurance under IRC Section 7702.

•

Option 3— a benefit that varies and equals the sum of your policy’s Face Amount and the Adjusted Total Premium or a percentage of the Cash Value equal to the minimum necessary for your policy to qualify as life insurance under IRC Section 7702.

See “Policy Payment Information—Life Insurance Benefit Options” for details.

Automated Investment Features

There are five administrative options available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These options are: Automatic Asset Rebalancing, Dollar Cost

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Averaging, Dollar Cost Averaging Plus, Expense Allocation, and Interest Sweep. See “Options Available at No Additional Charge” for details.

Optional Riders

The policy offers additional insurance coverage and other benefits through several optional riders. Certain riders have costs associated with them. See “Additional Benefits through Riders and Options” for details.

Policyowner Support

As a policyowner, you have access to online service at www.newyorklife.com a password-protected Internet website, the IVR, an automated 24-hour call-in service, toll-free telephone support through the VPSC, and your registered representative if you have questions about your insurance policy. Certain service requests must be in writing and all must be in Good Order. Specific requirements applicable to any service request are described later in this prospectus.

A Highly-Rated Company

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has more than 170 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC’s General Account, which are applicable to the Fixed Account and DCA Plus Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may decline in value, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. The performance of each will vary, and some Investment Divisions are riskier than others. We do not guarantee the investment performance of the Investment Divisions. Your premium and Cash Value allocation choices should be consistent with your personal investment objective and your risk tolerance.

Risk of Lapse (especially on minimally-funded policies)

Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that termination and lapse have the same meaning and effect throughout this prospectus.

A policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction Charges and other charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the no-lapse guarantee period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required. In addition, by paying only the minimum required monthly premium for the no lapse guarantee, you may forego the opportunity to build up significant Cash Value in the policy. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

Potential for Increased Charges

The actual charges deducted are current charges on your policy. However, we have the right to increase those charges at any time up to the guaranteed maximum stated in your policy. Charges will never exceed the

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stated guaranteed maximum charges. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. (See “Table of Fees and Expenses” for more information.)

Risk of Lapse from Policy Loans

The larger the loan becomes relative to the policy’s Cash Surrender Value, the greater the risk that the policy’s Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will become part of the outstanding policy loan and will also accrue interest. (See “Federal Income Tax Considerations—Modified Endowment Contract Status.”)

A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you. If a policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable universal life insurance contracts in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 (under VUL) or the younger insured is or would have been age 100 (under SVUL) and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount; and (7) the potential that corporate ownership of a policy may affect the owner’s exposure to the corporate alternative minimum tax.

Portfolio Risks

A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Charges for Policy Surrender/Decreases in Coverage

During the first ten years of the policy, or within ten years after you increase the Face Amount, surrender charges apply to deter policy surrender. The policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see “Description of the Policy—Limits on Transfers” for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer

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activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

•	increased administrative and Fund brokerage expenses

•	dilution of the interests of long-term investors.

An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)

Credit Risk

NYLIAC’s obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.

Cybersecurity Risks

NYLIAC’s ability to administer the policy (and to keep policyowner information confidential) is subject to certain cybersecurity and cyber-attack risks that are common to all insurers and financial service providers. Our variable product business is highly dependent upon the effective operation of our computer systems (including the online service at www.newyorklife.com, the IVR, and other systems) and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption, and unauthorized release of confidential customer (including policyowner and insured) information. Cyber-attacks affecting NYLIC, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party service providers may adversely affect us and your policy Cash Value. For instance, cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com, the IVR, or with the underlying funds; (ii) impact our ability to calculate accumulation unit values and policy’s Cash Values; (iii) cause the release and possible destruction of confidential customer or business information; and (iv) subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The charges shown apply to both VUL and SVUL unless otherwise indicated. The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the policy, transfer Cash Value between Investment Options, or exercise certain rider options.

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied	Guaranteed Maximum: 4.75% of premiums paid Current: 4.75% of premiums paid[1]

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied	Guaranteed Maximum: 1.75% of premiums paid Current: 1.75% of premiums paid[2]

Tax Charges:	When premium payment is applied	All taxes may vary over time. Guaranteed Maximums are subject to tax law changes (NYLIAC otherwise does not guarantee any maximum tax charge).

State Premium Tax Charge Federal Tax Charge		Current: 2% of premiums paid
• Non-Qualified Policy		Current: 1.25% of premiums paid
• Qualified Policy		None

Deferred Sales Charge • Surrender[3]	Surrender or lapse in first 10 years, or Face Amount decreases within 10 years	Guaranteed Maximum[4]: $42.49 per $1000 of Face Amount (VUL) $43.32 per $1000 of Face Amount (SVUL)

Surrender Charges • Surrender Charge After Face Amount Increase[3]	Surrender or lapse in first 10 years after the increase, or decrease in Face Amount in first 10 years after the increase	The calculation for the additional Face Amount begins on the effective date of the increase. See “Deferred Sales Charge” above.

Surrender Charges • Contract Surrender Charge During First Policy Year	Surrender or lapse in first year	Guaranteed Maximum: $220[5]

Partial Surrender Fee	At time of partial surrender	Guaranteed Maximum: $25 (In addition, if the Face Amount is decreased due to partial surrender, a surrender charge may apply. See “Deferred Sales Charge” above.)[6] Current: $0

Transfer Charge	At time of transfer	Guaranteed Maximum: $30 per transfer in excess of 12 within a Policy Year Current: $0

Guaranteed Minimum Accumulation Benefit (GMAB) Cancellation Fee	When you cancel the GMAB Rider	Guaranteed Maximum: 2% of the Adjusted GMAB Account Value

Insurance Exchange Rider Payment (VUL Only)	When you exercise the benefit	A payment may be required upon exercise depending upon the Cash Surrender Value of the existing and new policies at the time of exchange (one time) [7]

Living Benefits Rider Fee	When you exercise the benefit	$150 (one time)

Overloan Protection Rider Fee	When you exercise the benefit

VUL: Percentage of policy Cash Value that varies by Attained Age of Insured (one time)

SVUL: Percentage of policy Cash Value that varies by Issue Age, Class and Sex of the Insureds and by Face Amount (one time)

1	Current sales expense charges for premiums paid up to the Target Premium are reduced to 4.25% in Policy Years 11 and beyond.
2	Current sales expense charges for premiums paid over the Target Premium are reduced to 0.75% in Policy Years 6-10, and 0.25% in Policy Years 11 and beyond.
3	Exceptions to Surrender Charge:

We will not deduct a surrender charge if:

•	We cancel the policy (other than policy lapse);
•	We pay proceeds upon the death of the insured;
•	We pay a required Internal Revenue Service minimum distribution; or

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•	The policy is out of the surrender charge period.
4	Your surrender charge will be the lesser of 50% of total premiums paid under the policy or a percentage of the Surrender Charge Premium applicable to the Policy Year. For VUL, the percentage of the Surrender Charge Premium applicable by Policy Year is: 94% for Policy Year 1; 89% for Policy Year 2; 84% for Policy Year 3; 80% for Policy Year 4; 75% for Policy Year 5; 71% for Policy Year 6; 67% for Policy Year 7; 64% for Policy Year 8; 60% for Policy Year 9, 56% for Policy Year 10 and 0% for Policy Year 11 and beyond. For SVUL, the percentage of the Surrender Charge Premium applicable by Policy Year is: 91% for Policy Year 1; 84% for Policy Year 2; 77% for Policy Year 3; 71% for Policy Year 4; 66% for Policy Year 5; 61% for Policy Year 6; 57% for Policy Year 7; 53% for Policy Year 8; 49% for Policy Year 9, 46% for Policy Year 10 and 0% for Policy Year 11 and beyond. See “Charges Associated with the Policy — Transaction Charges — Surrender Charges” for more information on the calculation of Surrender Charges. The Surrender Charge Premium varies based on individual characteristics, such as gender, issue age, classification of the insured as smoker or non-smoker and Policy Year. The charge shown may not be representative of what you will pay. To obtain more information about particular charges as they apply to your policy, please contact your registered representative. For a Face Amount decrease, the Surrender Charge is equal to the difference between (1) and (2), where (1) is the Surrender Charge calculated on the original face amount, and (2) is the Surrender Charge calculated on the new decreased Face Amount.
5	The formula for calculating this charge is as follows: [monthly contract charge for Policy Year 1 — monthly contract charge for subsequent Policy Years] X [Monthly Deduction Days between date of surrender/lapse and the earlier of the reinstatement date and the first anniversary of the Policy Date].
6	The partial surrender fee is applied only in the event of a partial surrender. It is not charged upon a full surrender of the policy.
7	If the Cash Surrender Value of the new policy exceeds the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values will be required. If the Cash Surrender Value of the new policy after the exchange is zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange will be required. These payments will be treated as a premium payment and will be applied to your policy.

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The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES

Charge	When Charge Is Deducted	Amount Deducted
Monthly Contract Charge	Monthly to Age 100	Guaranteed Maximum $35 per month[1] Current: $35 per month[2]

Cost of Insurance Charge[3], 4 (VUL)	Monthly to Age 100	Charge per month per $1000 of Net Amount at Risk Guaranteed Maximum: $83.33 Minimum Guaranteed: $0.02 Guaranteed Initial Charge for a Male, Age 40, Preferred rating and $250,000 Face Amount: $0.12

Cost of Insurance Charge[3], 4 (SVUL)	Monthly to Age 100 of the younger insured

Charge per month per $1000 of Net Amount at Risk

Guaranteed Maximum: $83.33

Minimum Guaranteed: $0.00002

Guaranteed Initial Charge for a Male/Female, Age 55/50, Preferred rating and $1M Face Amount: $0.00129

Mortality & Expense Risk Charge	Each Monthly Deduction Day	Charged as annual percentage of Separate Account Value Guaranteed Maximum: 0.75% Current:
		Separate Account Value	Years 1-5	Years 6-10	Years 11-20	Years 21+
		< $25,000	0.55%	0.55%	0.40%	0.35%
		$25,000–$49,999	0.55%	0.50%	0.35%	0.30%
		$50,000–$74,999	0.55%	0.45%	0.30%	0.25%
		$75,000–$99,999	0.55%	0.40%	0.25%	0.20%
		$100,000–$149,999	0.55%	0.35%	0.20%	0.15%
		$150,000 or greater	0.55%	0.30%	0.15%	0.15%

Per Thousand Face Amount Charge (VUL)[3]	Monthly

Charge per $1000 of Face Amount[5]

Guaranteed Maximum: $1.4945

Minimum Guaranteed: $0.03013

Guaranteed Initial Charge for a Male Age 40,

preferred rating: $0.1136

(Initial Charge is based on the issue age, gender,

class of risk and Face Amount at issue)

Per Thousand Face Amount Charge (SVUL)[3]	Monthly for Each Insured

Charge per $1000 of Face Amount[6]

Guaranteed Maximum: $0.70975

Minimum Guaranteed: $0.0448

Guaranteed Initial Charge for a Male/Female, Age

55/50, Preferred: $0.1328

(Initial Charge is based on the issue age, gender,

class of risk and Face Amount at issue)

Loan Interest	Accrues daily and compounds annually (while loan balance is outstanding)[10]	Annual charge rate as percentage of the loan balance Guaranteed Maximum: 6% Current 3%[7]

Riders (VUL)
• Guaranteed Minimum Death Benefit (GMDB) Rider[8]	Monthly until rider expires	$0.01 per $1000 of Face Amount coverages of policy and riders[9]

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Charge	When Charge Is Deducted	Amount Deducted
• Life Extension Benefit Rider[3]	Monthly beginning at age 90	Charged as a percentage of Cost of Insurance Charge Maximum: 73% Minimum: 1% Representative Insured: (Male, Age 40, Preferred Rating) 47%

• Spouse’s Paid-Up Insurance Purchase Option Rider	N/A	No Charge

• Guaranteed Insurability Rider (GIR)[3]	Monthly until rider expires	Charge per month per $1000 of GIR Face Amount Maximum: $0.46 Minimum: $0.04 Representative Insured: (Male, Age 40, Preferred Rating) $0.23 in the first Policy Year.

• Monthly Deduction Waiver Rider[3]	Monthly until rider expires

Charged as a percentage of Monthly Deduction

Maximum: 231% (for policies applied for on or after May 1, 2014); 77% (for policies applied for before May 1, 2014)

Minimum: 8%

Representative insured: (Male, Age 40, Preferred Rating) 11% for the first Policy Year.

• Accidental Death Benefit (ADB) Rider[3]	Monthly until rider expires

Charge per $1000 of ADB Face Amount

Maximum: $0.45 (for policies applied for on or after May 1, 2014); $0.15 (for policies applied for before May 1, 2014)

Minimum: $0.05

Representative Insured: (Male, Age 40, Preferred Rating) $0.06

• Children’s Insurance Rider	Monthly until rider expires	$0.45 per $1000 of Rider Face Amount

• Term Insurance on Other Covered Insured (OCI) Rider[3]	Monthly until rider expires	Charge per $1000 of OCI Face Amount Guaranteed Maximum: $83.33 Minimum Guaranteed: $0.02 Representative Insured: (Male, Age 40, Preferred Rating) $0.12 in the first Policy Year

• Guaranteed Minimum Accumulation Benefit (GMAB) Rider	Monthly until rider expires	Guaranteed Maximum: Annual Rate of 1.50% of the Adjusted GMAB Account Value

• Waiver of Specified Premium (WSP) Rider[3]	Monthly until rider expires	Charge per $1000 of WSP Amount Maximum: $217.50 Minimum: $26.00 Representative Insured: (Male, Age 35, Preferred Rating) $47.40

Riders (SVUL)
• Guaranteed Minimum Death Benefit (GMDB) Rider[8]	Monthly until rider expires	$0.01 per $1000 of Face Amount coverages of policy and riders[9]

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Charge	When Charge Is Deducted	Amount Deducted

• Life Extension Benefit Rider[3]	Monthly after younger insured attains age 90	Charged as a percentage of Cost of Insurance Charge Maximum: 131% Minimum: 1% Representative Insured: (Male/Female, Age 55/50, Preferred Rating) 68%

• Level First-to-Die Term Rider[3]	Monthly until rider expires	Charge per $1000 of Term Insurance Face Amount Guaranteed Maximum: $83.33 Minimum Guaranteed: $0.08 Representative Insured: (Male/Female, Age 55/50, Preferred Rating) $0.69

• Estate Protection Rider (EPR)[3]	Monthly until rider expires	Charge per $1000 of EPR Face Amount Guaranteed Maximum: $83.33333 Minimum Guaranteed: $0.00455 Representative Insured: (Male/Female, Age 55/50, Preferred Rating) $0.00461

• Guaranteed Minimum Accumulation Benefit (GMAB) Rider	Monthly until rider expires	Guaranteed Maximum: Annual Rate of 1.50% of the Adjusted GMAB Account Value

(1)	Guaranteed monthly contract charges are reduced to $15 in Policy Years 2 and beyond.
(2)	Current monthly contract charges are reduced to $15 in Policy Years 2-10 and $10 in Policy Years 11 and beyond.
(3)	This cost varies based on characteristics of the insured(s) and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.
(4)	The cost of insurance shown here does not reflect any applicable flat extra charge, which may be imposed based on our underwriting.
(5)	Current charges are reduced in Policy Years 11 to 20 and are 0.00% thereafter for all risk classes.
(6)	Current charges are reduced in Policy Years 11 to 30 and are 0.00% thereafter for all risk classes.
(7)	The current loan interest rate is reduced to 2.00% annually in Policy Years 11 and beyond. For policies issued before May 1, 2012, the current loan interest rate is 4.00% in Policy Years 1 – 10 and is reduced to 3.00% in Policy Years 11 and beyond.
(8)	This rider is not available with Death Benefit Option 3 or with policies with substandard ratings.
(9)	In addition to the charge listed above, you must make certain premium payments — the monthly Guaranteed Minimum Death Benefit (GMDB) premium — into your policy to keep the rider in force. The amount of the monthly GMDB premium varies by policy and is listed on your Policy Data Page and is subject to change if you modify your policy or attached riders. We perform a GMDB premium test monthly to determine if you have made enough cumulative premium payments to keep the rider in effect.
(10)	Loan interest accrues daily but is not deducted from the policy’s Cash Value. Any loan interest not paid when due will become part of the policy loan and will also accrue interest. See “When Loan Interest is Due” for additional information.

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The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2016. Fund expenses may be higher or lower in the future. More information concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)1

	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.28%	2.48%

(1)	Expressed as a percentage of average net assets for the fiscal year ended December 31, 2016. This information is provided by the Funds and their agents. The information is based on 2016 expenses. We have not verified the accuracy of this information.
(2)	Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, service fees, and other expenses.

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DEFINITIONS

1933 Act: The Securities Act of 1933, as amended.

1940 Act: The Investment Company Act of 1940, as amended.

AAR: Automatic Asset Rebalancing.

Adjusted Total Premium: The total premiums paid minus any partial surrenders and any associated processing fees. This amount will never be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

Asset Allocation Model: A model portfolio comprised of Investment Divisions of the Separate Account. The model portfolio is designed by New York Life Investment Management (“NYLIM”) and based primarily on investment risk. Available only on SVUL policies.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value, less any surrender charges that may apply, less any unpaid loans and accrued interest. This is the amount we will pay you if you surrender your policy. See “Surrenders” for more information.

Cash Value: The total value of your policy’s accumulation units in the Separate Account Value, plus any amount in the Fixed Account and DCA Plus Account.

Cash Value Accumulation Test (“CVAT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

Cost of Insurance Charge: A charge that is deducted from your policy’s Cash Value on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The initial rate of the monthly Cost of Insurance Charge is based upon our underwriting of your policy. Your Cost of Insurance Charge may vary from month to month depending on cost of insurance rates and the Net Amount at Risk. For more information, please see “Charges Associated with the Policy—Cost of Insurance Charge”.

Dollar Cost Averaging Plus (“DCA Plus”) Account: The 12-month Dollar Cost Averaging account used specifically for the DCA Plus option. The amount in the DCA Plus Account earns interest at a rate, which we declare periodically, but which will never be less than an annual rate of 2%. Interest accrues on a daily basis and is credited on each Monthly Deduction Day.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

Face Amount: The dollar amount of life insurance under the base policy as selected by the policyowner at the time of issue. It equals the initial face amount shown on the Policy Data Page, plus or minus any changes made to the initial face amount.

FINRA: The Financial Industry Regulatory Authority, Inc.

Fixed Account: The Fixed Account is supported by assets in NYLIAC’s General Account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. For VUL policies, we allocate any Net Premium payments you make during the Free Look period to this account. For SVUL policies, we allocate any Net Premium payments you make prior to the Initial Premium Transfer Date to this account.

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GMAB Allocation Alternatives: The Investment Options currently available with the GMAB Rider as listed in “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider—Rider Eligibility and Investment Restrictions.”

GMAB Investment Divisions: The Investment Divisions currently available as GMAB Allocation Alternatives.

Good Order: We consider a request or transaction to be in “Good Order” if it complies generally with our administrative procedures, and the required information is complete and correct. We may delay or reject a transaction if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Initial Premium Transfer Date: The date on which initial Net Premiums and any accumulated interest is transferred from the General Account to the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. For SVUL, the Initial Premium Transfer Date is generally the later of the Issue Date and the date we receive the full initial premium payment in Good Order. For VUL, the Initial Premium Transfer Date is generally the end of the Free Look period.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Investment Options: Policy investment options that consist of the Investment Divisions, the Fixed Account, and the DCA Plus Account.

IRC: Internal Revenue Code of 1986, as amended.

IRS: The Internal Revenue Service.

Issue Date: The date we issue the policy as specified on the Policy Data Page.

IVR: The Interactive Voice Response System, an automated 24-hour call-in service. You may contact the IVR toll-free by calling (800) 598-2019. See “Management and Organization—How to Reach Us for Policy Services” for more information.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Monthly Deduction Charges: The monthly contract charge, the cost of insurance charge, the Mortality and Expense Risk charge, the per Thousand Face Amount charge, and any applicable rider charges deducted from your policy’s Cash Value.

Monthly Deduction Day: The date that we deduct your monthly contract charge, the cost of insurance charge, the Mortality and Expense Risk charge, the per Thousand Face Amount charge, and any applicable rider charges from your policy’s Cash Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the later of the Issue Date and the date we receive the full initial premium payment in Good Order. If the later of the Issue Date and the date we receive the full initial premium payment and the Policy Date of the policy are different, deductions made on the Monthly Deduction Day will include the monthly deductions that would have been made on each Monthly Deduction Day for the period from the Policy Date to the later of the Issue Date and the date we receive the full initial premium payment in Good Order, as if the policy were issued on the Policy Date.

Mortality and Expense Risk: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

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Net Amount at Risk: The difference between the Life Insurance Benefit divided by 1.00327 and the policy’s Cash Value. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Net Premium: The balance of a premium payment after applicable sales expense, state premium tax, and federal tax charges have been deducted.

Non-Qualified Policy: A variable universal life insurance policy that is not a Qualified Policy.

NYLIAC: New York Life Insurance and Annuity Corporation.

NYLIC: New York Life Insurance Company.

NYLIFE Distributors: NYLIFE Distributors, LLC.

NYLIFE Securities: NYLIFE Securities, LLC.

PIN: A Personal Identification Number.

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. You can find your Policy Date on the Policy Data Page.

Policy Proceeds: The benefit we will pay to your beneficiary when we receive proof that the insured (under VUL) or last surviving insured (under SVUL) died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

Portfolio(s): See “Eligible Portfolios”.

Qualified Plan: An employee benefit plan that is intended to qualify for special federal income tax treatment under Section 401(a) of the IRC.

Qualified Policy: A variable universal life insurance policy owned by a Qualified Plan.

SEC: The Securities and Exchange Commission.

Separate Account: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

Separate Account Value: An amount equal to the Cash Value allocated to the Separate Account.

Surrender Charge Premium: The amount we use to calculate surrender charges, as set forth on the Policy Data Page.

Target Premium: An amount used to determine the premium expense charges to be deducted from your premium payment in a given Policy Year. The amount of the Target Premium is derived from the policy’s Face Amount and the insured’s age, gender, and risk class. The Target Premium may change if the policy’s Face Amount is increased or decreased or other policy changes.

VPSC: The Variable Products Service Center. You may contact the VPSC toll-free by calling (800) 598-2019, or by sending correspondence to the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). See “Management and Organization—How to Reach Us for Policy Services” for more information.

www.newyorklife.com: “My Account” on www.newyorklife.com provides up-to-date information through the Internet. See “Management and Organization—How to Reach Us for Policy Services” for more information.

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MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation (“NYLIAC”)

(a wholly-owned subsidiary of New York Life Insurance Company)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

The policy is offered by NYLIAC. Policy assets allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since June 4, 1993. The policy offers (1) life insurance protection, (2) a choice of Life Insurance Benefit options, (3) flexible premium payments where you decide the timing and amount of payment, (4) the ability to increase or decrease the policy’s Face Amount of insurance (within certain limits), (5) access to the policy’s Cash Surrender Value through loans and partial surrenders, and (6) the ability to invest in up to 21 Investment Options, including the Investment Divisions, the Fixed Account and/or the DCA Plus Account. For SVUL policies only, you may also allocate your policy Cash Value to one of five Asset Allocation Models at no extra charge.

The policies are variable. This means that the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. Each Investment Division has its own investment objective and investment strategy. As a consequence, some Investment Divisions are riskier than others. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. (See “State Variations” for details.)

ABOUT THE SEPARATE ACCOUNT

NYLIAC Variable Universal Life Separate Account-I is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the 1940 Act. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment

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performance of the Separate Account is entirely independent of the investment performance of NYLIAC’s Fixed Account or DCA Plus Account, or any other separate account of NYLIAC.

The Separate Account currently includes the 64 Investment Divisions available under the policy. On the Initial Premium Transfer Date, Net Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

OUR RIGHTS

We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

Specifically, we reserve the right to:

•	add, close or remove any Investment Division;

•	create new separate accounts;

•	combine the Separate Account with one or more other separate accounts;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

•	transfer the assets of the Separate Account to one or more other separate accounts;

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account, in accordance with applicable law; and

•	change the name of the Separate Account.

(See the SAI for more information.)

THE FIXED ACCOUNT AND THE DCA PLUS ACCOUNT

The Fixed Account and DCA Plus Account are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Plus Account however we choose, within limits. Your interest in the Fixed Account and DCA Plus Account is not registered under the Securities Act of 1933, and the Fixed Account and DCA Plus Account are not registered as investment companies under the 1940 Act. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Plus Account.

HOW TO REACH US FOR POLICY SERVICES

You can reach us by mail, by telephone or via the Internet.

• Written Service Requests

Certain service requests are required to be in writing and all must be in Good Order. All written service requests must be sent to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed service requests, however we reserve the right to accept them at our discretion.

All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If your request is not in Good Order, we will not be able to process your service request. We will

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make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

• Telephone Service Requests

For telephonic requests, or if you wish to speak to a Customer Service Representative, you can reach us by phone on our toll-free number (1-800-598-2019).

• Online Service Requests

Certain service requests may be made online through “My Account” on www.newyorklife.com. For online requests, you may access “My Account” at www.newyorklife.com and enter your user name and password.

• www.newyorklife.com and Interactive Voice Response (IVR) System

You can get up-to-date information about your policy and request transfers, allocation changes and loans online at www.newyorklife.com and through the IVR. Policies that are jointly owned may not request transactions through www.newyorklife.com or through the IVR. We may revoke online service and the IVR privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”).

To enable you to access the IVR, you will automatically receive a PIN. Along with your Social Security number, the PIN will give you access to the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security Number because our self-service options will be available to anyone who provides your Social Security Number and your PIN. We will not be able to verify that the person providing electronic service instructions via the IVR is you or is authorized by you.

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. Visit www.newyorklife.com, click on “My Account” and then click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com and the IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Transfers, allocation changes, and loan requests received after 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

We make online service at www.newyorklife.com and the IVR available at our discretion. In addition, availability of online service or the IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

• Online Service at www.newyorklife.com

Online service at www.newyorklife.com is available Monday through Friday, from 7 a.m. until 4 a.m., Saturdays from 7 a.m. to 10 p.m., and Sundays from 7 a.m. until 8 p.m. (Eastern Time).

By clicking on “My Account” at www.newyorklife.com you can:

•	e-mail your registered representative or the VPSC;

•	view and download statements;

•	obtain current policy values;

•	transfer assets between Investment Options;

•	change the allocation of future premium payments;

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•	select an Asset Allocation Model (for SVUL policies only);

•	change your address;

•	obtain service forms;

•	reset your password;

•	change your phone number or email address;

•	view, update and change revocable beneficiary information;

•	change bank account information for existing Check-O-Matic arrangements;

•	modify an existing Automatic Asset Rebalancing arrangement;

•	update your Investor Profile; and

•

sign up to receive future prospectuses, policyowner annual and semi-annual reports, quarterly policy summaries and federal tax forms for your policy. Electronic delivery is not available for policies that are owned by corporations, trusts, or organizations at this time.

• IVR

The IVR is available at our toll-free number (800-598-2019) 24 hours a day, seven days a week.

The IVR enables you to:

•	obtain current policy values;

•	transfer assets between Investment Options;

•	change the allocation of future premium payments;

•	request a loan on your policy; and

•	speak with one or our Customer Service Representatives on any Business Day, Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern Time). We record all calls with Customer Service Representatives.

By sending a Telephone Request Form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), you can authorize a third party, including a joint policyowner, to access your policy information and to make fund transfers, allocation changes, and other permitted transactions on your behalf through a Customer Service Representative. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

NYLIAC does not permit current or former registered representatives to obtain authorization to effect policy transactions or access policy information through the Telephone Request Form.

Registered Representative Actions

You may authorize us to accept electronic instructions from your registered representative or the registered service assistant assigned to your policy to make premium allocations, transfers among Investment Options, Automatic Asset Rebalancing (AAR) updates (if applicable), and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes.

To authorize a registered representative or registered service assistant assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form in Good Order to the VPSC at one of the addresses noted on the first page of this prospectus (or any other address we indicate to you in writing). We may revoke or deny Trading Authorization privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

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NYLIAC is not liable for any loss, cost or expense for acting on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and actions, including limits on transfers.

We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. For information on how to initiate a transfer between Investment Divisions, or request a partial surrender, please refer to the sections titled “Transfers Among Investment Divisions, the Fixed Account and DCA Plus Account” or “Partial Surrenders” in this prospectus. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of Net Premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds’ shares may be available to certain other separate accounts we use to fund our variable annuity contracts offered by NYLIAC. This is called “mixed funding.” The Funds’ shares may also be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to Qualified Policies. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds’ investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered though this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC—New York Life Investment Management LLC—manages the MainStay VP Funds Trust and that was a factor in its selection.

We also receive payments or compensation from the Funds or their investment advisors, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing and administering the Policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up

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to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Portfolios of each Fund, along with their advisors and investment objectives, are listed in the following table. For more information about each of these Portfolios, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating premium payments or a portion of your policy’s Cash Value to an Investment Division corresponding to a particular Portfolio.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Funds Trust: MainStay VP Absolute Return Multi-Strategy—Initial Class

New York Life Investment Management LLC (or “New York Life Investments”)*

Subadvisers: Candriam France S.A.S.*, Cornerstone Capital Management
Holdings LLC (“CCM”)*; Cushing® Asset Management, LP (“Cushing®”)* and Mackay Shields LLC (“Mackay”)*

• Seeks to achieve long-term growth of capital.

MainStay VP Balanced—Initial Class	New York Life Investments Subadvisers: NYL Investors LLC (“NYLI”) and CCM	• Seeks total return.

MainStay VP Bond—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks total return.

MainStay VP Common Stock—Initial Class	New York Life Investments Subadviser: CCM	• Seeks long-term growth of capital.

MainStay VP Conservative Allocation—Initial Class	New York Life Investments	• Seeks current income and, secondarily, long-term growth of capital.

MainStay VP Convertible—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks capital appreciation together with current income.

MainStay VP Cornerstone Growth—Initial Class	New York Life Investments Subadviser: CCM	• Seeks long-term growth of capital.

MainStay VP Cushing® Renaissance Advantage—Initial Class	New York Life Investments Subadviser: Cushing®	• Seeks total return.

MainStay VP Eagle Small Cap Growth—Initial Class	New York Life Investments Subadviser: Eagle Asset Management, Inc.	• Seeks long-term capital appreciation.

MainStay VP Emerging Markets Equity—Initial Class	New York Life Investments Subadvisers: Candriam Belgium* and CCM	• Seeks long-term capital appreciation.

MainStay VP Epoch U.S. Equity Yield (formerly MainStay VP ICAP Select Equity)—Initial Class	New York Life Investments Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	• Seeks current income and capital appreciation.

MainStay VP Epoch U.S. Small Cap—Initial Class	New York Life Investments Subadviser: Epoch	• Seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

MainStay VP Floating Rate—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks high current income.

MainStay VP Government—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks current income.

MainStay VP Growth Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital.

MainStay VP High Yield Corporate Bond—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Income Builder—Initial Class	New York Life Investments Subadvisers: Epoch and MacKay	• Seeks current income consistent with reasonable opportunity for future growth of capital and income.

MainStay VP Indexed Bond—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

MainStay VP International Equity—Initial Class	New York Life Investments Subadviser: CCM	• Seeks long-term growth of capital.

MainStay VP Janus Balanced—Initial Class	New York Life Investments Subadviser: Janus Capital Management LLC	• Seeks long-term capital growth, consistent with preservation of capital and balanced current income.

MainStay VP Large Cap Growth—Initial Class	New York Life Investments Subadviser: Winslow Capital Management, Inc.	• Seeks long-term growth of capital.

MainStay VP MFS® Utilities—Initial Class	New York Life Investments Subadviser: Massachusetts Financial Services Company (“MFS”)	• Seeks total return.

MainStay VP Mid Cap Core—Initial Class	New York Life Investments Subadviser: CCM	• Seeks long-term growth of capital.

MainStay VP Moderate Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital, and secondarily, current income.

MainStay VP Moderate Growth Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital, and secondarily, current income.

MainStay VP PIMCO Real Return—Initial Class	New York Life Investments Subadviser: Pacific Investment Management Company LLC	• Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

MainStay VP S&P 500 Index—Initial Class	New York Life Investments Subadviser: CCM	• Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

MainStay VP Small Cap Core—Initial Class	New York Life Investments Subadviser: CCM	• Seeks long-term growth of capital.

MainStay VP T. Rowe Price Equity Income—Initial Class	New York Life Investments Subadviser: T. Rowe Price Associates, Inc.	• Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

MainStay VP U.S. Government Money Market (formerly MainStay VP Cash Management)—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks a high level of current income while preserving capital and maintaining liquidity.

MainStay VP Unconstrained Bond—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks total return by investing primarily in domestic and foreign debt securities.

MainStay VP VanEck Global Hard Assets—Initial Class	New York Life Investments Subadviser: Van Eck Associates Corporation	• Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

AB® Variable Products Series Fund, Inc.: AB® VPS Small/Mid Cap Value Portfolio— Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I Shares	Invesco Advisers, Inc.	• Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco V.I. International Growth Fund—Series I Shares	Invesco Advisers, Inc.	• Seeks long-term growth of capital.

American Funds Insurance Series®: American Funds IS® Global Small Capitalization Fund—Class 2	Capital Research and Management Company	• Seeks long-term growth of capital.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives

American Funds IS® New World Fund®—Class 2	Capital Research and Management Company	• Seeks long-term capital appreciation.

BlackRock® Variable Series Funds, Inc.: BlackRock® Global Allocation V.I. Fund—Class III	BlackRock Advisors, LLC	• Seeks high total investment return.

BlackRock® High Yield V.I. Fund—Class I	BlackRock Advisors, LLC	• Seeks to maximize total return, consistent with income generation and prudent investment management.

Columbia Funds Variable Series Trust II: Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	Columbia Management Investment Advisers, LLC Subadviser: Threadneedle International Limited	• Seeks to provide shareholders with total return.

Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	Columbia Management Investment Advisers, LLC	• Seeks to provide shareholders with high total return through current income, and secondarily, through capital appreciation.

Delaware VIP® Trust: Delaware VIP® Emerging Markets Series—Standard Class	Delaware Management Company	• Seeks long-term capital appreciation.

Delaware VIP® Small Cap Value Series—Standard Class	Delaware Management Company	• Seeks capital appreciation.

Deutsche Variable Series II: Deutsche Alternative Asset Allocation VIP—Class A	Deutsche Investment Management Americas Inc. Subadviser: RREEF America LLC	• Seeks capital appreciation.

Deutsche Small Mid Cap Value VIP—Class A	Deutsche Investment Management Americas Inc.	• Seeks long-term capital appreciation.

Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Shares	The Dreyfus Corporation	• Seeks capital appreciation.

Fidelity® Variable Insurance Products Funds: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (“FMR”) Subadvisers: FMR Co., Inc., an affiliate of FMR (“FMRC”), and other investment advisers	• Seeks long-term capital appreciation.

Fidelity® VIP Equity-Income Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers

•    Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Freedom 2020 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2030 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2040 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Growth Opportunities Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks to provide capital growth.

Fidelity® VIP Mid Cap Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks long-term growth of capital.

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Funds and Eligible Portfolios	Investment Adviser	Investment Objectives

Janus Aspen Series: Janus Aspen Global Research Portfolio—Institutional Shares	Janus Capital Management LLC	• Seeks long-term growth of capital.

Legg Mason Partners Variable Equity Trust: ClearBridge Variable Appreciation Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	• Seeks long-term appreciation of capital.

MFS® Variable Insurance Trust: MFS® Investors Trust Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	• Seeks capital appreciation.

MFS® New Discovery Series—Initial Class	MFS	• Seeks capital appreciation.

MFS® Research Series—Initial Class	MFS	• Seeks capital appreciation.

MFS® Variable Insurance Trust II: MFS® International Value Portfolio—Initial Class	MFS	• Seeks capital appreciation.

Morgan Stanley Variable Insurance Fund, Inc.: Morgan Stanley VIF U.S. Real Estate Portfolio (formerly UIF U.S. Real Estate Portfolio)—Class I	Morgan Stanley Investment Management Inc.

•    Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	Neuberger Berman Investment Advisers LLC	• Seeks growth of capital.

PIMCO Variable Insurance Trust: PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	Pacific Investment Management Company LLC (“PIMCO”)	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio—Institutional Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Total Return Portfolio—Institutional Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

*	An affiliate of NYLIAC.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios or any Asset Allocation Model. NYLIAC is not responsible for choosing the Investment Divisions, the amounts allocated to each, or the Asset Allocation Model that is selected. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen. You should consult with your registered representative to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

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Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. (For factors bearing on selection of an Asset Allocation Model, see “Management and Organization—Asset Allocation Models” below.) After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 Investment Options for Net Premium payments from the 64 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. Your choice of Investment Options may be limited if you elect certain benefits or riders. You can transfer all or part of the Cash Value of your policy among the Investment Options tax-free and within the limits described in this prospectus. For your convenience, you may also allocate your policy Cash Value in accordance with one of five Asset Allocation Models (for SVUL policies only) at no extra charge.

The Investment Divisions offered through the VUL and SVUL policies and described in this prospectus and the SAI are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities.

Although we do not currently offer any Portfolios that offer such strategies, in the future, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in government securities, cash, and repurchase agreements secured by government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all Policy transfers, surrenders, withdrawals, and benefit payments from the portfolio.

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Additions, Deletions, or Substitutions of Investments

We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another Portfolio of a Fund or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under the 1940 Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account, as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

ASSET ALLOCATION MODELS

One or more Asset Allocation Models are available in connection with SVUL policies, at no extra charge. You can select only one Asset Allocation Model at a time. Currently, you can select one of five (5) Asset Allocation Models, with each specifying percentage allocations across various Investment Divisions available through your policy. Each Model corresponds with one of the five Investment Objectives identified in your Investor Profile. If you wish to allocate your policy’s Cash Value to an Asset Allocation Model, you may do so online at www.newyorklife.com by clicking on “My Account”, or by notifying us in writing at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), subject to model availability. On the Initial Premium Transfer Date, we will allocate your policy’s Cash Value in accordance with the percentages specified below for the Model you select. The Models are comprised only of available Investment Divisions and do not include allocations to the Fixed Account.

Each Asset Allocation Model is designed to achieve a different investment objective and takes into consideration time horizon and risk tolerance. The Asset Allocation Models can help you diversify your policy Cash Value among asset classes to attain an investment goal and reduce volatility over the long term.

We have no discretionary authority or control over your investment decisions. We make available educational information and materials (e.g., an Investor Profile and Fund prospectuses) that can help you select an Asset Allocation Model, but we do not recommend or endorse any particular Asset Allocation Model or otherwise provide investment advice as to which Asset Allocation Model may be appropriate for you. Consequently, you are responsible for your decision to allocate your policy’s Cash Value to the Asset Allocation Models and to select the Asset Allocation Model that is best for you. Tools used to assess your risk tolerance and investment objective, such as the Investor Profile, may not be accurate and could be less effective if your circumstances change over time.

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The following SVUL Asset Allocation Models are available for allocation on or after May 1, 2016:

Conservative

35% MainStay VP Unconstrained Bond – Initial Class	30% MainStay VP Bond – Initial Class

10% MainStay VP Conservative Allocation – Initial Class	10% MainStay VP PIMCO Real Return – Initial Class

10% BlackRock® Global Allocation V.I. Fund – Class III	5% MainStay VP High Yield Corporate Bond – Initial Class

Moderately Conservative

30% MainStay VP Moderate Allocation – Initial Class	20% MainStay VP Unconstrained Bond – Initial Class

8% MainStay VP Absolute Return Multi-Strategy – Initial Class	8% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Institutional Class

8% PIMCO VIT Total Return Portfolio – Institutional Class	5% BlackRock® Global Allocation V.I. Fund – Class III

5% Fidelity® VIP Contrafund® Portfolio – Initial Class	4% MainStay VP High Yield Corporate Bond – Initial Class

4% PIMCO VIT Low Duration Portfolio – Institutional Class	2% MainStay VP PIMCO Real Return – Initial Class

2% Deutsche Alternative Asset Allocation VIP – Class A	1% American Funds IS® New World Fund® – Class 2

2% Invesco V.I. International Growth Fund – Series I Shares

1% Neuberger Berman AMT Mid Cap Growth Portfolio – Class I

Moderate

30% MainStay VP Moderate Growth Allocation – Initial Class	15% MainStay VP Unconstrained Bond – Initial Class

7% MainStay VP Absolute Return Multi-Strategy – Initial Class	7% Fidelity® VIP Contrafund® Portfolio – Initial Class

6% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Institutional Class	6% PIMCO VIT Total Return Portfolio – Institutional Class

4% MainStay VP High Yield Corporate Bond – Initial Class	5% BlackRock® Global Allocation V.I. Fund – Class III

3% PIMCO VIT Low Duration Portfolio – Institutional Class	4% Invesco V.I. International Growth Fund – Series I Shares

3% Deutsche Alternative Asset Allocation VIP – Class A	3% MFS® Investors Trust Series – Initial Class

2% MainStay VP PIMCO Real Return – Initial Class	2% American Funds IS® New World Fund® – Class 2

1% Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 1	2% Neuberger Berman AMT Mid Cap Growth Portfolio – Class I

Moderately Aggressive

30% MainStay VP Growth Allocation – Initial Class	10% MainStay VP Unconstrained Bond – Initial Class

10% Fidelity® VIP Contrafund® Portfolio – Initial Class	6% MainStay VP Absolute Return Multi-Strategy – Initial Class

6% MFS® Investors Trust Series – Initial Class	5% MainStay VP High Yield Corporate Bond – Initial Class

5% PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) – Institutional Class	5% PIMCO VIT Total Return Portfolio – Institutional Class

4% MainStay VP Common Stock – Initial Class	4% Deutsche Alternative Asset Allocation VIP – Class A

3% American Funds IS® New World Fund® – Class 2	4% Invesco V.I. International Growth Fund – Series I Shares

2% Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 1	3% Neuberger Berman AMT Mid Cap Growth Portfolio – Class I

2% PIMCO VIT Low Duration Portfolio – Institutional Class

1% MainStay VP PIMCO Real Return – Initial Class

Aggressive

30% MainStay VP Growth Allocation – Initial Class	10% MainStay VP Unconstrained Bond – Initial Class

10% Fidelity® VIP Contrafund® Portfolio – Initial Class	8% American Funds IS® New World Fund® – Class 2

7% Invesco V.I. International Growth Fund – Series I Shares	7% MFS® Investors Trust Series – Initial Class

6% MainStay VP Common Stock – Initial Class	5% MainStay VP Absolute Return Multi-Strategy – Initial Class

5% Deutsche Alternative Asset Allocation VIP – Class A	5% Neuberger Berman AMT Mid Cap Growth Portfolio – Class I

4% MainStay VP International Equity – Initial Class	3% American Funds IS® Global Small Capitalization Fund – Class 2

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The weighted average of expenses for the 2016 Asset Allocation Models are: Conservative 0.74%; Moderately Conservative 0.97%; Moderate 1.01%; Moderately Aggressive 1.00%; and Aggressive 1.05%. All averages are based on the management fees, administrative fees and other expenses for all relevant Investment Divisions as of December 31, 2016. Future fees and expenses may be higher.

Initial Premium Allocation and Restrictions

If you elect to participate in an Asset Allocation Model at the time your policy is issued, the full amount of your initial premium payment will be allocated to the Investment Divisions in the percentages designated in the Asset Allocation Model you select. Any subsequent premium payments you make will also be allocated according to your Asset Allocation Model, unless you instruct us otherwise in writing.

Because the Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division, you may not elect the Interest Sweep or Expense Allocation options as long as your Cash Value is allocated exclusively to an Asset Allocation Model. You also may not elect the Dollar Cost Averaging option as long as you are allocated to an Asset Allocation Model. If you have elected the GMAB Rider, you may only elect the Conservative Asset Allocation Model as that Model is composed entirely of Investment Divisions that are consistent with the GMAB Allocation Alternatives required by the GMAB Rider. (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider—Rider Eligibility and Investment Restrictions” for more information.)

Transfers and Ongoing Allocations to the Models

You may transfer your policy’s Cash Value out of the Investment Divisions associated with an Asset Allocation Model at any time, reallocating the Cash Value to other Investment Divisions, a different Asset Allocation Model (subject to availability), or the Fixed Account. If you have elected the GMAB Rider, these transfers will be subject to the investment restrictions required by that Rider. If you wish to remove funds from your current Asset Allocation Model, and/or allocate funds to another Model, you may do so online at www.newyorklife.com by clicking on “My Account”, or by notifying us in writing at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), subject to model availability. All transfers into, or out of, the Investment Divisions associated with an Asset Allocation Model will count as one transfer and are subject to the conditions and restrictions listed in “Description of the Policy” below. If you elect to allocate your initial Net Premium payment to the DCA Plus Account, we will make monthly transfers in accordance with your instructions from the DCA Plus Account into the Investment Divisions associated with the Asset Allocation Model you have chosen.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Separate Account Cash Value that is allocated to each Investment Division included in the Asset Allocation Model you select may not remain at the initial percentages set forth above. To keep your Separate Account Cash Value at these initial percentages in line with your current Investment Objective, consider choosing the Automatic Asset Rebalancing (AAR) option. (See “Description of the Policy—Options Available at No Additional Charge—Automatic Asset Rebalancing” for more information.)

You should review the Model you have selected periodically to determine whether it is still appropriate for you.

Changes to Asset Allocation Models

The Asset Allocation Models are static. This means that the underlying Investment Divisions within each Asset Allocation Model will not change over time, however gains and/or losses from the Investment Divisions in a model will cause the model’s original percentages to shift. You may rebalance your allocation(s) to an Asset Allocation Model to reflect the model’s original percentages by notifying us in writing or by choosing the AAR option.

The available Asset Allocation Models may change from time to time. We may create new Asset Allocation Models with asset allocations or Investment Divisions that vary from those of existing Asset

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Allocation Models. We will provide written notice if we offer new Asset Allocation Models, if there is a material change in our arrangement with NYLIM regarding the Asset Allocation Model program, or if we terminate our Asset Allocation Model program. We will not reallocate your Policy’s Cash Value, or change your premium allocation instructions, in response to these changes. However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations, or closures. We will notify you in writing of any such events.

You may obtain information about new or updated Asset Allocation Models, or about Asset Allocation Models that are no longer available for new investment, by contacting your registered representative. You should consult your registered representative periodically to consider whether any model you have selected is still appropriate for you. In some instances, there may be Asset Allocation Models that are no longer available after you remove your funds from them. If an Asset Allocation Model is closed to new investments and you have funds allocated to it, you may rebalance your existing funds in the model as specified above. You may change your model allocations at any time and reallocate the funds to other Investment Divisions or another Asset Allocation Model, subject to investment restrictions for maintaining certain optional riders.

The Asset Allocation Models currently offered on or after May 1, 2016 are available to all policyholders. Any previously offered Asset Allocation Models are available only to those policyholders who allocated to those models when such models were offered. You can select only one Asset Allocation Model at a time. If you transfer out of an Asset Allocation Model that is no longer offered, you will not be able to transfer back into that Asset Allocation Model.

We reserve the right to terminate or change the Asset Allocation Model program at any time.

Investment Risks

An Asset Allocation Model may not perform as intended and it may not achieve its intended investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single Investment Option or any combination of Investment Options that you may select. Asset allocation does not guarantee that your Cash Value will increase or protect against losses. In addition, the timing of your investment and any transfers made may affect performance.

Rebalancing and periodic updating of Asset Allocation Models can cause the Investment Divisions that make up the Model to undertake efforts to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund included in an Asset Allocation Model, see that Fund’s prospectus.

Conflicts of Interest

New York Life Investment Management LLC (New York Life Investments), an affiliate of NYLIAC and the Investment Adviser to the MainStay VP Funds Trust, designed the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to make allocation decisions, you should be aware that New York Life Investments is subject to competing interests that may have influenced its decision-making with regard to the composition of the Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from including a relatively high percentage of these Investment Divisions in the Asset Allocation Models. MainStay VP Investment Divisions also predominate in the Asset Allocation Models because they represent the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up the Asset Allocation Models. In addition, New York Life Investments did not include certain non-proprietary Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific

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concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of the Asset Allocation models. As Investment Divisions may have been included in an Asset Allocation Model based on asset class exposure, they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models.

INVESTMENT RETURN

The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account and DCA Plus Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account and/or DCA Plus Account.

The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one Valuation Day to the end of the next Valuation Day.

We will credit any amounts in the Fixed Account and DCA Plus Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. For policies issued before May 1, 2012, this rate will never be less than an annual rate of 3%. For policies issued on or after May 1, 2012, this rate will never be less than an annual rate of 2%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account and DCA Plus Account. All Net Premiums applied to the Fixed Account and DCA Plus Account, and amounts transferred to the Fixed Account, receive the applicable loaned amount rate or the unloaned amount rate in effect on the Business Day we receive the premium payment or process the transfer. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest accrues daily and is credited on each calendar day.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account holds in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy materials, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

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CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges. (See “Additional Information About Charges” in the SAI for more information.)

DEDUCTIONS FROM PREMIUM PAYMENTS

When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and state premium tax charge. If your policy is a Non-Qualified Policy, we will deduct a federal tax charge as well.

SALES EXPENSE CHARGE

Target Premium—We deduct, from any premium payment, a sales expense charge based on the age of your policy and your policy’s Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page of your policy. Your Target Premium will be adjusted if you change the Face Amount of your policy.

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Premiums up to the Target Premium—In each of Policy Years 1-10, we currently deduct an annual sales expense charge of 4.75% of premium payments up to the Target Premium. In Policy Years 11 and beyond, we currently deduct 4.25% of premium payments up to the Target Premium.

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Premiums over the Target Premium—Once premium payments equal to the Target Premium for a given Policy Year have been paid (the “Annual Target Premium Threshold”), we currently deduct a reduced sales expense charge of 1.75% from any additional premiums paid in Policy Years 1-5; 0.75% from any additional premiums paid in Policy Years 6-10; and 0.25% from any additional premiums paid in Policy Years 11 and beyond.

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Guaranteed Maximum—We can change the amount of the sales expense charge at any time, but we guarantee that the charge we deduct will never exceed 4.75% of any premiums paid in all policy years up to the Target Premium. Once premium payments exceed the Annual Target Premium Threshold, we guarantee that any sales expense charge we deduct will never exceed 1.75% of any additional premiums paid in all policy years.

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Timing of Premium Payments—Because the amount of sales expense charge deducted is based on the Target Premium, the timing of premium payments may affect the amount of such charges actually deducted from your premium payments, both over time and in any given Policy Year. The examples below describe how current sales expense charges may vary for premium payments received during one policy year versus another.

The amount of compensation received by your registered representative will vary depending on the amount of the sales expense charge deducted from your policy. Generally, higher amounts of sales expense charges will result in additional compensation to the registered representative.

•	Payments in Excess of Target Premium

As noted above, in any given Policy Year, once the premiums you have paid exceed the Annual Target Premium Threshold, we will deduct a reduced sales expense charge (1.75% vs. 4.75% for Policy Years 1-5, 0.75% vs. 4.75% for Policy Years 6-10, and 0.25% vs. 4.25% for Policy Years 11 and beyond) from additional premium payments made in that Policy Year. However, if those same premium payments were made in the following Policy Year, they would be counted as Target Premium and would, once again, be subject to the current sales expense charge of 4.75% (for Policy Years 1-10) or 4.25% (for Policy Years 11 and beyond) up to the Target Premium for that Policy Year.

For example, for a policy with an anniversary of January 1 and a Target Premium of $1,000:

•	If, on December 1 of Policy Year 1, you make a $500 premium payment in excess of the Target Premium, we would deduct a reduced sales expense charge on that payment of $500 x 0.0175 or $8.75.

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If, instead, you make the same $500 premium payment on February 1 of Policy Year 2, we would deduct a current sales expense charge on that payment of $500 x 0.0475 or $23.75. This premium payment would be ineligible for a reduced sales expense charge, as the Annual Target Premium Threshold for Policy Year 2 had not yet been met.

The difference in current sales expense charges deducted on this payment—$8.75 versus $23.75—is due to the interaction between payment timing and the Target Premium. If the payment is made in the same Policy Year in which the Annual Target Premium Threshold has already been satisfied, it will be subject to lower sales expense charges than if made in a Policy Year in which the Annual Target Premium Threshold has not yet been met.

•	Effect of Step-Down in Sales Expense Charges at Policy Years 6 and Beyond

As noted above, because current sales expense charges step down from Policy Years 5 to 6, and again at Policy Years 10 to 11, the timing of a premium payment during this period will affect the sales expense charges assessed for a given premium amount. For example, for a policy with a Target Premium of $1,000:

•	If you made an annual premium payment of $1,500 in Policy Year 5, the sales expense charge would be:

a)	4.75% of the premiums paid up to your Target Premium—$1,000 x 0.0475 or $47.50; plus

b)	1.75% of the premiums paid in excess of your Target Premium—$500 x 0.0175 or $8.75.

The total annual sales expense charge deducted in Policy Year 5 would be $56.25.

•	If, instead, you made the same annual premium payment of $1,500 in Policy Year 6, the sales expense charge would be:

a)	4.75% of the premiums paid up to your Target Premium—$1,000 x 0.0475 or $47.50; plus

b)	0.75% of the premiums paid in excess of your Target Premium—$500 x 0.0075 or $3.75.

The total annual sales expense charge deducted in Policy Year 6 would be $51.25.

The difference in total annual sales expense charges deducted—$56.25 versus $51.25—is due to the reduced sales expense charge applicable to premiums paid in Policy Year 6 versus those paid in Policy Year 5.

As these two examples demonstrate, the timing of your premium payment may affect the amount of current sales expense charges that we will deduct from such payments. Consequently, you should carefully consider these issues when deciding in which Policy Year to make your premium payments.

STATE PREMIUM TAX CHARGE

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We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, as a state premium tax charge. We may increase this charge to reflect changes in applicable law. This charge may not reflect the actual premium tax charged in your state. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

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For Non-Qualified Policies, we currently deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

DEDUCTIONS FROM CASH VALUE

Each month, we will deduct a monthly contract charge, a cost of insurance charge, a Mortality and Expense Risk charge, a per Thousand Face Amount charge, and a rider charge for the cost of any additional riders from your policy’s Cash Value. If you have elected the Expense Allocation option, the policy charges will

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be deducted according to those instructions. Otherwise, we will deduct these charges proportionately from each of the Investment Divisions and any unloaned amount in the Fixed Account and/or the DCA Plus Account.

We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment and underwriting approval in Good Order. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including collecting premium, recordkeeping, processing claims, and communicating with policyowners.

We currently deduct a monthly contract charge of $35 per month in Policy Year 1, $15 per month in Policy Years 2-10, and $10 per month in Policy Years 11 and beyond. We guarantee that this charge will never exceed $35 per month in Policy Year 1 and $15 per month in Policy Years 2 and beyond.

CHARGE FOR COST OF INSURANCE PROTECTION

On each Monthly Deduction Day, we will deduct the cost of insurance charge from the Cash Value of your policy for the cost of providing a Life Insurance Benefit to you. This charge is equal to (1) multiplied by the result of (2) minus (3), where:

(1) Is the monthly cost of insurance rate per $1,000 of Net Amount at Risk;

(2) Is the number of thousands of Life Insurance Benefit divided by 1.00327; and

(3) Is the number of thousands of Cash Value as of the Monthly Deduction Day (before this Cost of Insurance, any applicable contract charge, and the monthly cost of any riders are subtracted).

The Net Amount at Risk is (2) minus (3).

The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. The Cash Value varies based upon the performance of the Investment Divisions selected, interest credited to the Fixed Account and DCA Plus Account, outstanding loans (including loan interest), charges, and premium payments. We determine the initial rate of the monthly cost of insurance based upon our underwriting of your policy. This determination is based on various factors including, but not limited to, the insured’s issue age, gender, underwriting class, Policy Year and Face Amount. We may change these rates from time to time, based on changes in future expectations of various factors including, but not limited to, mortality, investment income, expenses, and persistency. The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for your policy. Your cost of insurance charge may vary from month to month depending on changes in the cost of insurance rates and the Net Amount at Risk. We calculate the cost of insurance charge separately for the initial Face Amount and any increase in the Face Amount. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.

We base the guaranteed rates for policies that provide coverage for insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. If the insured’s issue age is 17 or younger, we base the guaranteed rates on the 2001 Commissioner’s Standard Ordinary Mortality Table, Unismoke version. If the insured’s issue age is 18 or older and is in a standard or better underwriting class, we base the guaranteed rates on the 2001 Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured’s underwriting class.

MORTALITY AND EXPENSE RISK CHARGE

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Current—We currently deduct a monthly Mortality and Expense Risk charge based on Separate Account Cash Value and policy duration. The charge ranges from 0.55% per year in Policy Year 1 to as low as 0.15% in Policy Years 21 and later.

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•	Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.75%, or $7.50 per $1,000, of the Separate Account Value.

If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sales of the policies.

MONTHLY PER THOUSAND FACE AMOUNT CHARGE

We currently deduct a monthly per thousand Face Amount charge during the first 20 Policy Years for VUL that varies based on risk class, gender, issue age, policy duration and Face Amount. We currently deduct a monthly per thousand Face Amount charge during the first 30 Policy Years for SVUL that varies based on risk class, gender, issue age, policy duration and Face Amount. We guarantee that the per thousand charge will never exceed $1.4945 per thousand of Face Amount for VUL during the first 20 Policy Years and will be $0 thereafter. We guarantee that the per thousand charge will never exceed $0.70975 per thousand of Face Amount for SVUL during the first 30 Policy Years and will be $0 thereafter. We separately calculate the monthly per thousand Face Amount charge (including its duration) for the initial Face Amount and any increase in the Face Amount.

RIDER CHARGES

Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific charges, see “Table of Fees and Expenses.”)

EXPENSE ALLOCATION

With the Expense Allocation option, you choose how to allocate deductions from the Cash Value. These include the monthly contract charge, the monthly cost of insurance charge, the Mortality and Expense Risk charge, the per thousand Face Amount charge, and the monthly cost of any riders on the policy. You can instruct us at the time of the application, and any time thereafter, to have expenses deducted from the MainStay VP U.S. Government Money Market Investment Division, the unloaned portion of the Fixed Account, or a combination of the two.

If the values in the MainStay VP U.S. Government Money Market Investment Division and/or the unloaned portion of the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions and any unloaned portion of the Fixed Account and/or DCA Plus Account.

Because the Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division, you may not elect the Expense Allocation option as long as your Cash Value is allocated exclusively to an Asset Allocation Model.

SEPARATE ACCOUNT CHARGES

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses. (See “Table of Fees and Expenses—Annual Portfolio Company Operating Expenses” for more information.)

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Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC Rules, including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or transaction proceeds.

TRANSACTION CHARGES

SURRENDER CHARGES

The Surrender Charge is in addition to the Sales Expense Charge. If you surrender your policy, or if you decrease the Face Amount of your policy (including a decrease in the Face Amount that results from changing the Life Insurance Benefit option or from a partial surrender) during the first 10 Policy Years, or within ten years after you increase the Face Amount, we will deduct a Surrender Charge. The maximum charge will be the lesser of (a) or (b), where (a) equals 50% of the total premiums paid under the policy and (b) a percentage (which changes by duration) of the Surrender Charge Premium as shown in the table below. Since the percentage used to calculate (b) is lower in later Policy Years, the maximum Surrender Charge is reduced over time.

	Percentage Applied
Policy Year	SVUL	VUL
1	91%	94%
2	84%	89%
3	77%	84%
4	71%	80%
5	66%	75%
6	61%	71%
7	57%	67%
8	53%	64%
9	49%	60%
10	46%	56%
11+	0%	0%

For example, for VUL, a Male insured age 40, Preferred class, with a planned annual premium of $10,000 and a Surrender Charge Premium of $8,108 for a Face Amount of $400,000, who has elected Life Insurance Benefit Option 1 would pay a Surrender Charge of $5,000 if he surrenders his policy at the end of the first Policy Year. The Surrender Charge in this example is calculated as the lesser of (a) or (b) as follows:

(a) = 50% of $10,000 = $5,000; and

(b) = 94% of Surrender Charge Premium = $7,621.52.

Since (a) is less than (b), the Surrender Charge would be $5,000.

If the policy remains in force, no Surrender Charge is assessed. See the SAI for an additional example of how the Surrender Charge is calculated.

For example, for SVUL a Male insured age 55 and a Female insured age 50, both Preferred class, with a planned annual premium of $15,000 and a Surrender Charge Premium of $23,770 for a Face Amount of $1,000,000, who have elected Life Insurance Benefit Option 1 would pay a Surrender Charge of $7,500 if they surrender their policy at the end of the first Policy Year. The Surrender Charge is calculated as the lesser of (a) or (b) as follows:

(a) = 50% of $15,000 = $7,500; and

(b) = 91% of Surrender Charge Premium = $21,630.70.

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Since (a) is less than (b), the Surrender Charge would be $7,500.

FIRST-YEAR LAPSE/REINSTATEMENT CHARGE

In addition to the Surrender Charge described above, if you surrender your policy during the first Policy Year, we will deduct an additional charge from the Cash Surrender Value. This charge will also apply if the policy lapses during the first Policy Year and is subsequently reinstated. This charge will equal the difference between the monthly contract charge for the first Policy Year and the monthly contract charge for subsequent Policy Years (currently, $20), multiplied by the number of Monthly Deduction Days that would have occurred had the policy stayed in effect between the date of surrender/lapse and what would have been the first Policy Anniversary (or the date of reinstatement). It will not exceed $220.

PARTIAL SURRENDER FEE

When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender.

TRANSFER FEE

We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

LOAN CHARGES

We currently charge an effective annual loan interest rate of 3% in Policy Years 1-10 and 2% in Policy Years 11 and beyond. For policies issued before May 1, 2012, we currently charge an effective loan interest rate of 4% in Policy Years 1 – 10, which is reduced to 3% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. When you request a loan, a transfer of funds will be made from the Separate Account (or DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans.

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. We guarantee that the interest rate we credit on loaned amounts will always be at least the guaranteed minimum interest rate credited to the Fixed Account for your policy. For the first ten Policy Years, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). Currently, for the first ten Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 0.25% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 5.75%). Currently, beginning in Policy Year 11, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. (See “Loans” for more information.)

RIDER CHARGES

Under VUL, a monthly charge will be deducted if any of the following riders are in effect: the Guaranteed Minimum Death Benefit Rider, the Life Extension Benefit Rider (beginning at age 90), the Guaranteed Insurability Rider, the Monthly Deduction Waiver Rider, the Accidental Death Benefit Rider, the Children’s Insurance Rider, the Term Insurance on Other Covered Insured Rider, the Guaranteed Minimum Accumulation Benefit Rider or the Waiver of Specified Premium Rider. Under SVUL, a monthly charge will be deducted if any of the following riders are in effect: the Guaranteed Minimum Death Benefit Rider, the Life Extension Benefit Rider (beginning at age 90 of the younger insured), the Level First-to-Die-Term Rider, the Estate Protection Rider or the Guaranteed Minimum Accumulation Benefit Rider. See “Table of Fees and Expenses” for more information.

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A one-time charge will be applied if you exercise the Living Benefits Rider or the Overloan Protection Rider. A one-time payment may also be required if you exercise the Insurance Exchange Rider. See “Table of Fees and Expenses” for more information.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the Policy: the policyowner(s), the insured(s), and the beneficiary(ies). One individual can have one or more of these roles. Each party plays an important role in a Policy.

POLICYOWNER: This person (persons) or entity can purchase and surrender a policy, and can make changes to it, such as:

•	increase/decrease the Face Amount

•	choose a different Life Insurance Benefit Option (except that a change cannot be made to Option 3)

•	choose/add/delete riders

•	change a beneficiary

•	choose/change underlying Investment Options

•	take a loan against or take a partial surrender from the Cash Surrender Value of the policy.

The current policyowner (on Non-Qualified Policies) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company’s approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in Good Order and be sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new policyowner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well. Purchasers of Qualified Policies should carefully consider the costs and benefits of the policy (such as the death benefit and rider benefits) before purchasing a policy because the tax-favored arrangement of qualified accounts themselves provide for tax-deferral on any growth.

INSURED(S): This individual’s personal information determines the cost of the life insurance coverage. The policyowner also may be the insured.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.

Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

THE POLICY

The policy provides life insurance protection on the named insured (under VUL) or insureds (under SVUL), and pays Policy Proceeds when the insured (under VUL) or last surviving insured (under SVUL) dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit Options; (3) access to the policy’s Cash Surrender Value through loans and partial surrender privileges (within limits); (4) the ability to increase or decrease the policy’s Face Amount of insurance; (5) a guarantee that the policy will not lapse during the first 5 Policy Years if the specified minimum monthly premiums have been paid; (6) additional benefits through the

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use of optional riders; and (7) a selection of premium and expense allocation options, consisting of 64 Investment Divisions, a Fixed Account with a guaranteed minimum interest rate, and a DCA Plus Account with a guaranteed minimum interest rate. For SVUL policies only, you may also allocate your Policy Cash Value to one of five Asset Allocation Models at no extra charge.

We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the Insured (under VUL) or last surviving Insured (under SVUL) dies. During the first 5 Policy Years we guarantee that the policy will not lapse so long as the total amount of premiums paid (less any loans and partial surrenders) is at least equal to the minimum monthly premium, shown on the Policy Data Page, multiplied by the number of months the policy has been in force. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy’s monthly deductions.

The policy offers you a choice of: (1) a Life Insurance Benefit equal to the greater of the Face Amount of your policy or a percentage of the Cash Value equal to the minimum necessary for this policy to qualify as life insurance under IRC Section 7702, (2) a Life Insurance Benefit which varies and is equal to the greater of the sum of your policy’s Face Amount and Cash Value or a percentage of the Cash Value equal to the minimum necessary for this policy to qualify as life insurance under IRC Section 7702 , or (3) a Life Insurance Benefit that varies and is equal to the greater of the sum of your policy’s Face Amount and the Adjusted Total Premium or a percentage of the Cash Value equal to the minimum necessary for this policy to qualify as life insurance under IRC Section 7702. If you choose Life Insurance Benefit Option 2, the Life Insurance Benefit will increase or decrease depending on the performance of the Investment Options you select. If you choose Life Insurance Benefit Option 3, the Life Insurance Benefit will increase or decrease depending on the premiums paid and any partial surrenders taken. However, in no event will your policy’s Life Insurance Benefit be less than the Face Amount of your policy. The death benefit proceeds will be reduced by any outstanding loans and accrued interest and any due and unpaid charges.

HOW THE POLICY IS AVAILABLE

The policy was available as a Non-Qualified Policy or a Qualified Policy for VUL. For SVUL policies, this policy is only available as a Non-Qualified Policy. We issued Qualified Policies on a unisex basis. Any reference in this prospectus that makes a distinction based on the gender of the insured should be disregarded as it relates to Qualified Policies.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us. (See “Premiums” for more information.)

CASH VALUE

The Cash Value of this policy at any time is equal to the Separate Account Value plus the value in the Fixed Account and DCA Plus Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy’s Cash Value, including, but not limited to:

•	the amount and frequency of the premium payments;

•	the investment experience of the Investment Divisions you choose;

•	the interest credited on the amount in the Fixed Account and DCA Plus Account;

•	the amount of any partial surrenders you make (including any charges you incur as a result of such surrenders); and

•	the amount of charges we deduct.

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The Cash Value is not necessarily the amount you receive when you surrender your policy. (See “Surrenders” for details about surrendering your policy.)

INVESTMENT DIVISIONS, THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Management and Organization—Funds and Eligible Portfolios” for our list of available Investment Divisions), the Fixed Account, and within limits, the DCA Plus Account, based on your instructions. You can choose a maximum of 21 Investment Options for Net Premium payments from among the 64 Investment Divisions, the Fixed Account and/or DCA Plus Account. Your choice of Investment Options may be limited if you elect certain benefits or riders. For your convenience, you may also allocate your Net Premium payments in accordance with one of five Asset Allocation Models at no extra charge (SVUL policies only).

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, transferred, partially surrendered, fully surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

We determine accumulation unit values for the Investment Divisions as of the end of each Valuation Day.

AMOUNT IN THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

You can choose to allocate all or part of your Net Premium payments to the Fixed Account and, within limits, to the DCA Plus Account. Allocations to the DCA Plus Account may be made only during the first year following the Initial Premium Transfer Date.

The amount you have in the Fixed Account and/or DCA Plus Account equals:

(1) the sum of the Net Premium payments you have allocated to the Fixed Account and/or DCA Plus Account;

plus	(2) any transfers you have made from the Separate Account to the Fixed Account (no transfers can be made into the DCA Plus Account);

plus	(3) any interest credited to the Fixed Account and/or DCA Plus Account;

less	(4) any partial surrenders taken from the Fixed Account and/or DCA Plus Account;

less	(5) any charges we have deducted from the Fixed Account and/or DCA Plus Account;

less	(6) any transfers you have made from the Fixed Account and/or DCA Plus Account to the Separate Account.

TRANSFERS AMONG INVESTMENT DIVISIONS, THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Plus Account to the Investment Divisions of the Separate Account, (3) from the DCA Plus Account to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Fixed Account to the DCA Plus Account. You may choose to allocate Cash Value to a maximum of 21 of the 64 Investment Divisions, the Fixed Account and/or the DCA Plus Account. You may also allocate policy Cash Value to one of the five Asset Allocation Models (SVUL policies only). If you

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elect the Guaranteed Minimum Accumulation Benefit Rider, transfers from the GMAB Investment Divisions to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these transfers. (See “The Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)

You can request a transfer under the following conditions:

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Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (1) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (2) $5,000. This means, for example, if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.

During any period when the interest rate credited on the unloaned amount in the Fixed Account is equal to the guaranteed minimum interest rate for that Account, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (1) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (2) $5,000. This limit, however, will not apply under a VUL policy if the insured was age 80 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options as a transfer toward these maximum limits. Transfers made in connection with DCA Plus will not count toward these maximum transfer limits.

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Minimum Transfer—The minimum amount you can transfer from the Investment Divisions or from the Fixed Account is the lesser of (i) $500 or (ii) the total amount in the Investment Divisions or the Fixed Account.

Minimum transfer limitations do not apply on transfers made from the DCA Plus Account to the Investment Divisions or the Fixed Account.

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Minimum Remaining Value—If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen.

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Transfer Charge—We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these Investment Options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Rebalancing, DCA Plus, and Interest Sweep options as a transfer toward the twelve transfer limit.

•	How to request a transfer:

(1)	submit your request in writing on a form we approve to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

(2)	use the Interactive Voice Response system at 800-598-2019;

(3)	speak to a customer service representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or

(4)	make your request online at www.newyorklife.com by clicking on “My Account”.

We do not currently accept faxed or e-mailed transfer requests, however we reserve the right to accept them at our discretion. Transfer requests received after 4:00 p.m. Eastern Time on a Business Day, or on a non-Business Day, will be priced as of the next Business Day. (See “Management and Organization—How to Reach Us for Policy Services” for more information.)

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LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf

•	restrict the method of making a transfer

•	charge you for any redemption fee imposed by an underlying Fund

•	limit the dollar amount, frequency or number of transfers.

Currently, if you or someone acting on your behalf requests either by telephone or electronically transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received in Good Order by the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions on the Initial Premium Transfer Date, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy immediately after funds have been transferred to the MainStay VP U.S. Government Money Market Investment Division on the Initial Premium Transfer Date, and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other

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policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

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We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order we submit may reflect one or more transfer requests from policyowners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

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Other insurance companies, which invest in the Eligible Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable Investment Options correspond to the affected underlying Eligible Portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on Portfolio management, such as:

a)	impeding a Portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Eligible Portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)	dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

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OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low, and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the DCA Plus Account. Transfers out of the DCA Plus Account are subject to the DCA Plus Program (see below).

You can elect this option as long as your Cash Value is $2,500 or more. We will suspend this option automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested.

To set up Dollar Cost Averaging, you may contact us by phone on our toll-free number (1-800-598-2019), or send a completed Dollar Cost Averaging form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus or by any other method we make available. We will make Dollar Cost Averaging transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th, or 31st of a month. NYLIAC must receive your written request in Good Order no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request in Good Order.

You may cancel the Dollar Cost Averaging option at any time. To cancel the Dollar Cost Averaging option, you may call us toll-free at 1-800-598-2019, or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Rebalancing or if you have selected an Asset Allocation Model as your premium allocation. If you currently have Dollar Cost Averaging on your policy and wish to allocate future premiums to an Asset Allocation Model, you must first remove the Dollar Cost Averaging option. However, you have the option of alternating between Dollar Cost Averaging and Automatic Asset Rebalancing. Dollar Cost Averaging is not available when the DCA Plus Program is in place.

DOLLAR COST AVERAGING PLUS ACCOUNT (May Be Discontinued At Any Time)

The DCA Plus program allows you to make regular periodic allocations from the DCA Plus Account into the Investment Divisions and/or Fixed Account over the twelve-month period following the Initial Premium Transfer Date. The DCA Plus Account must be elected at the time your policy is issued. It involves the automatic transfer of a specified amount from the DCA Plus Account into the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. If you choose an Asset Allocation Model, we will make monthly transfers from the DCA Plus Account in accordance with the Investment Division percentages specified by that model. The DCA Plus Account will credit interest at a rate, which we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 3% for policies issued before May 1, 2012 and 2% for policies issued on or after May 1, 2012. We may credit different interest rates to the DCA Plus Account, the Fixed Account, and to any loaned amounts. Net Premium payments to the DCA Plus Account will receive the applicable interest rate in effect on the Business Day we receive that premium payment. Interest rates for subsequent premium payments into the Fixed Account and

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DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest accrues daily and is credited on each Monthly Deduction Day. Contact your registered representative for the current rate. Amounts in the DCA Plus Account only earn the DCA Plus Account interest rate while they are in the DCA Plus Account waiting to be transferred to the Investment Divisions and/or Fixed Account. Because the entire initial premium is not in the DCA Plus Account for the full year, the annual effective rate will not be achieved.

If you elect to participate in this program, all or a minimum of $1,000 of the initial Net Premium must be allocated to the DCA Plus Account. Subsequent premiums received within 12 months following the Initial Premium Transfer Date will also be allocated to the DCA Plus Account unless you direct us otherwise. If you participate in the DCA Plus Account program, you cannot use traditional Dollar Cost Averaging or Interest Sweep until such time that the DCA Plus Account is closed. The DCA Plus Account will close automatically 12 months following the Initial Premium Transfer Date, or such time that the DCA Plus Account is depleted, whichever is sooner.

Amounts in the DCA Plus Account will be transferred to the Investment Divisions and/or Fixed Account on the monthiversary of the Initial Premium Transfer Date. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account as of the date of the transfer. Transfers from the DCA Plus Account occur automatically and are based on the following formula:

Monthiversary of the Initial Premium Transfer Date	Amount Transferred from the DCA Plus Account (as a percentage of the DCA Plus Account Value as of the applicable Monthiversary)
1	8.33%
2	9.09%
3	10.00%
4	11.11%
5	12.50%
6	14.29%
7	16.67%
8	20.00%
9	25.00%
10	33.33%
11	50.00%
12	100.00%

The entire value of the DCA Plus Account will be completely transferred to the Investment Divisions and/or Fixed Account within 12 months of the Initial Premium Transfer Date. For example, if you allocate an initial premium payment to the DCA Plus Account under which the 12-month term will end on December 31, 2016 and we receive a subsequent premium payment for the DCA Plus Account before December 31, 2017, we will allocate the subsequent premium payment to the same DCA Plus Account and transfer the entire value of the DCA Plus Account to the Investment Divisions and/or Fixed Account by December 31, 2016 based on the schedule shown above, even though a portion of the money was not in the DCA Plus Account for the entire 12-month period.

You can make partial surrenders and transfers (in addition to the automatic transfers described above) from the DCA Plus Account at any time without penalty.

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You cannot make transfers into the DCA Plus Account.

Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.

You can cancel the DCA Plus Account at any time. To cancel the DCA Plus Account, you must send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Upon receiving your cancellation request we will transfer the entire DCA Plus Account balance to the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. We reserve the right to stop offering the DCA Plus Account at any time. DCA Plus may not be available in all jurisdictions.

AUTOMATIC ASSET REBALANCING (AAR)

If you choose this option, we will rebalance your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, however, performance variations in each of these Investment Divisions would cause this balance to shift. With the Automatic Asset Rebalancing (AAR) option, we will rebalance the amount you have in the Separate Account among the Investment Divisions you have selected so that they are invested in the percentages you specify. Values in the Fixed Account and the DCA Plus Account are excluded from AAR.

We will make AAR transfers either quarterly, semi-annually or annually, but not on a monthly basis, based on your Policy Anniversary Date. If your Policy Anniversary Date is on the 29th, 30th or 31st of a month, the rebalancing transfer will occur on the 28th of the month. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. To process AAR transfers, or to modify an existing AAR, you may call us toll-free at 1-800-598-2019, or send a completed AAR form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must receive the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

You can elect this option as long as your Separate Account Value is $2,500 or more. We will suspend this option automatically if the Separate Account Value is less than $2,000 on a rebalancing date. Once the Separate Account Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among Investment Divisions for this option.

You can cancel or modify the AAR option at any time. To cancel the AAR option, you may call us at 1-800-598-2019 or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between the two options. AAR is available when the DCA Plus Program is in place but funds in the DCA Plus Account are not eligible for AAR.

INTEREST SWEEP

You can instruct us to periodically transfer the interest credited to the Fixed Account to the Investment Division(s) you specify. You can elect this option as long as the amount in the Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify or, if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th, or 31st of the month. We will not process an Interest Sweep transfer unless you contact us on our toll-free number (1-800-598-2019) or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must

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receive the request no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

You cannot choose the Interest Sweep option if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the Interest Sweep option and you want to allocate your charges, you must allocate your charges to the MainStay VP U.S. Government Money Market Investment Division.

You can request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Rebalancing option. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Rebalancing transfer, we will process the Interest Sweep transfer first.

If an Interest Sweep transfer would cause more than the greater of (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep option. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this option. Once the amount you have in the Fixed Account equals or exceeds $2,000, the Interest Sweep option will resume automatically as scheduled. You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep option, you may contact us at our toll-free number (1-800-598-2019) or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Interest Sweep is not available when the DCA Plus Program is in place. Because the Asset Allocation Models do not invest in the Fixed Account, you may not elect the Interest Sweep option as long as your Cash Value is allocated exclusively to an Asset Allocation Model. If you currently have Interest Sweep on your policy and wish to allocate future premiums to an Asset Allocation Model, you must first remove the Interest Sweep option.

EXPENSE ALLOCATION

At any time, you can choose how to allocate certain deductions from the Cash Value. (See “Charges Associated with the Policy—Deductions from Cash Value” for details.) Because the Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division, you may not elect the Expense Allocation option as long as your Cash Value is allocated exclusively to an Asset Allocation Model.

POLICY SPLIT OPTION (SVUL Policies Only)

You can exchange your SVUL policy, without evidence of insurability, for two equal life insurance policies, one on each of the Insureds, within 6 months of the following two dates:

(1) the date that a final divorce decree which terminates the marriage of the Insureds has been in effect for six months; or

(2) the effective date of a change in the Federal tax law which results in:

(a) a reduction in the unlimited Federal Estate Tax marital deduction provision (Section 2056 of the IRC); or

(b) a reduction of at least 50% in the level of the estate tax rate from the 1986 Tax Act payable on death.

In order to request a policy split, you must send a written request in Good Order, to VPSC at one of the addresses listed on the first page of this prospectus. At the time we receive your request in Good Order:

(1) Both insureds must be living;

(2) Each new policy will be a variable adjustable life policy which is being offered by us on the date of the exchange; and

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(3) An insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

See the SAI for more information about the Policy Split Option.

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

Subject to jurisdictional availability, you can apply for additional benefits by selecting one or more optional riders. With the exception of the Living Benefits Rider, Insurance Exchange Rider, Overloan Protection Rider and the Spouse’s Paid-Up Insurance Purchase Option Rider, which are available without any additional charges, any riders you choose will have their own charges. In addition, a one-time charge is assessed if the Living Benefits Rider or Overloan Protection Rider is exercised and a payment may be required if the Insurance Exchange Rider is exercised. (See “Table of Fees and Expenses” for more information.) The Living Benefits Rider and the Insurance Exchange Rider are available only on Non-Qualified Policies. All other riders are available on both Qualified and Non-Qualified Policies. The Spouse’s Paid-Up Insurance Purchase Option Rider, the Accidental Death Benefit Rider, the Children’s Insurance Rider, the Guaranteed Insurability Rider, the Insurance Exchange Rider, the Monthly Deduction Waiver, the Term Insurance on Other Covered Insured Rider and the Waiver of Specified Premium Rider are available only on VUL policies and the Estate Protection Rider and Level First-to-Die Term Rider are available only on SVUL policies. The Guaranteed Minimum Death Benefit Rider, Insurance Exchange Rider, Spouse’s Paid-Up Insurance Purchase Option Rider and Guaranteed Minimum Accumulation Benefit Rider can be elected only on the issuance of the policy; all other riders can be elected at any time, subject to age and/or underwriting restrictions, provided they are available in your state of issue. The Living Benefits Rider (for SVUL) can only be elected after the first death of an insured.

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Guaranteed Minimum Death Benefit (GMDB) Rider: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current monthly deduction charges. This rider requires that you make certain premium payments into your policy. See the SAI for more information about this rider.

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Living Benefits Rider (also known as Accelerated Death Benefits Rider in most jurisdictions): Under this rider, if the Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit. See the SAI for more information about this rider.

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Life Extension Benefit Rider: This rider provides that on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100, the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy effective on the date of the Insured’s (under VUL) or last surviving insured’s (under SVUL) death. Without this rider, on the policy anniversary on which the insured is or younger insured is or would have been age 100, the Life Insurance Benefit would be equal to the policy’s Cash Value. The charge for this rider will be deducted on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age 90 (under VUL) or the younger insured is or would have been age 90 (under SVUL). You can cancel this rider by sending us a signed written notice in Good Order. The rider will end on the Monthly Deduction Day on or next following receipt of your request.

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Spouse’s Paid-Up Insurance Purchase Option Rider (VUL Policies Only): Upon the Insured’s death, this rider allows a spouse who is the named beneficiary to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability. This rider is automatically added at time of issue at no additional cost. See the SAI for more information about this rider.

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Accidental Death Benefit Rider (VUL Policies Only): This rider provides an additional death benefit if the Primary Insured’s death was caused directly, and apart from any other cause, by accidental bodily injury. We will pay the additional death benefit if the Primary Insured dies within one year of such accident. No benefit is payable under the rider if the death of the insured occurs before the insured’s first birthday or after the policy anniversary on which the insured is age 70.

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Children’s Insurance Rider (VUL Policies Only): This rider provides a level term insurance benefit on a child, stepchild, or legally adopted child of the insured (a “covered child”) who is at least 16 days old and no older than age 18 at the time of issue, and is proposed and accepted for coverage. Insurance on each covered child ends on the earlier of the policy anniversary on which the covered child is age 25 or the policy anniversary on which the insured under the policy is, or would have been, age 65. See the SAI for more information about this rider.

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Guaranteed Insurability Rider (VUL Policies Only): This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability. See the SAI for more information about this rider.

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Insurance Exchange Rider (VUL Policies Only): This rider allows you to exchange the policy for a new NYLIAC variable universal life policy issued on a new insured using values from your original policy. This rider is included in the policy at no additional cost. This rider is not included in the policy if you elect the Guaranteed Minimum Accumulation Benefit Rider. (See “Insurance Exchange Rider (VUL Policies Only)”) in the SAI for more information about the tax considerations of exercising this rider.) This rider may only be exercised once under the Policy. To exercise this rider, you must send a completed Insurance Exchange Rider form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus. See the SAI for more information about this rider.

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Monthly Deduction Waiver Rider (VUL Policies Only): This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled. This rider will end on the policy anniversary on which the insured is age 65. When disability begins on or before age 60 and continues to age 65, deductions will be waived until the base policy ends. If disability begins after age 60 and before age 65, deductions will be waived to age 65. Deductions will not be waived for a disability beginning on or after age 65. If you elect the Monthly Deduction Waiver rider, you may not also elect the Waiver of Specified Premium rider. If you have elected the GMDB Rider, you will not be charged for, or receive a benefit under that rider whenever monthly deduction charges are being waived under the Monthly Deduction Waiver Rider. See the SAI for more information about this rider.

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Term Insurance on Other Covered Insured Rider (VUL Policies Only): This rider provides term insurance on one or more members of the Primary Insured’s immediate family (generally, the spouse and/or children of the insured). See the SAI for more information about this rider.

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Overloan Protection Rider: Subject to state availability, your policy will include the Overloan Protection Rider provided that you have elected the Guideline Premium Test as the policy’s Life Insurance Qualification Test. (See “Policy Payment Information — Life Insurance Benefit Options.”) When activated, the Overloan Protection Rider guarantees that your policy will not lapse even if: (1) the policy’s Cash Surrender Value is insufficient to cover the current monthly deduction charges or (2) the policy’s outstanding loans plus accrued loan interest exceed its Cash Value.

In order to activate the Overloan Protection Rider you must provide us with a written request in Good Order. A one-time charge will be deducted from the policy’s Cash Value on the activation date. There is no charge if the Rider is never activated. In addition, the following conditions must be met upon receipt of your written request:

•	The policy must be in effect for at least 15 years.

•	The insured (younger insured for SVUL) must be at least age 75.

•	The Life Insurance Benefit Option elected under the base policy is Option 1.

•	Any outstanding loan plus accrued loan interest exceeds the Face Amount of the policy in effect at the time of activation.

•	Any outstanding loan plus accrued loan interest must be less than 99% of the policy Cash Value after the deduction of any surrender charges and the one-time rider charge.

•	Activation of the rider cannot cause the policy to violate the Guideline Premium Test (GPT) at any duration.

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We will mail a notice to you at your last known address at least 31 days before the end of the policy late period to notify you that the Overloan Protection Rider can be activated. The Overloan Protection Rider will be effective on the Monthly Deduction Day following the day we receive your written request to activate in Good Order. Once in effect, the Overloan Protection Rider will prevent your policy from ending. The following changes to your policy will take effect.

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The Life Insurance Benefit Option must be Option 1. If Option 1 is not in effect, it is permanently changed to Option 1 and the Face Amount of the policy will be changed to 101% of the policy’s Cash Value.

•	Any Cash Value under the policy that is not invested in the Fixed Account will be transferred to the Fixed Account.

•	Any riders, except the Overloan Protection Rider, will end.

•	No further policy changes, premium payments, transfers, partial surrenders, or full surrenders will be allowed.

•	No additional loans or loan repayments will be permitted.

•	Loan interest will continue to accrue. If not paid when due, the interest will become part of any outstanding loan and will also accrue interest.

•	No further Monthly Deductions will be taken.

This policy may be purchased with the Overloan Protection Rider, with the intention of accumulating cash value on a tax-free basis over some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the Overloan Protection Rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, since it is possible that the loans will be treated as taxable distributions when the Overloan Protection Rider is activated. Moreover, exercising the Overloan Protection Rider may cause your policy to become a modified endowment contract. If your policy becomes a modified endowment contract, all distributions (including loans) made in the Policy Year in which your policy becomes a modified endowment contract and thereafter will be subject to the rules for modified endowment contracts (for a discussion of these rules, see “Federal Income Tax Considerations—Modified Endowment Contract Status”). In addition, any distributions (including loans) made within two Policy Years prior to the date on which your policy becomes a modified endowment contract will be subject to these special rules. For these purposes, loans include additional accrued and unpaid interest on existing policy loans. For these reasons, you should consider very carefully, after consultation with your tax advisor, whether to exercise the Overloan Protection Rider.

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Guaranteed Minimum Accumulation Benefit Rider: The Guaranteed Minimum Accumulation Benefit (GMAB) Rider provides a guarantee that at the end of the 12th Policy Year, your Separate Account Value will not be less than the value of the GMAB Account minus any unpaid loans and accrued loan interest (“Adjusted GMAB Account Value”).

Rider Eligibility and Investment Restrictions: To be eligible for this Rider, you must allocate all of your cash value to any one (or more) of the following GMAB Allocation Alternatives:

MainStay VP Balanced – Initial Class

MainStay VP Bond – Initial Class

MainStay VP Conservative Allocation – Initial Class

MainStay VP Convertible – Initial Class

MainStay VP Floating Rate – Initial Class

MainStay VP Government – Initial Class

MainStay VP High Yield Corporate Bond – Initial Class

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MainStay VP Income Builder – Initial Class

MainStay VP Janus Balanced – Initial Class

MainStay VP MFS® Utilities – Initial Class

MainStay VP Moderate Allocation – Initial Class

MainStay VP Moderate Growth Allocation – Initial Class

MainStay VP PIMCO Real Return – Initial Class

MainStay VP Unconstrained Bond – Initial Class

MainStay VP U.S. Government Money Market – Initial Class

BlackRock® Global Allocation V.I. Fund – Class III

Fixed Account

DCA Plus Account

If you allocate your Cash Value to any Investment Option other than the GMAB Allocation Alternatives, the GMAB Rider will end and you will be subject to a cancellation fee. (See the SAI for limited exceptions to these investment restrictions.) If you have elected the GMAB Rider, the only Asset Allocation Model (for SVUL policies only) you can select is Conservative as that Model is composed entirely of Investment Divisions that are consistent with the GMAB Allocation Alternatives. (See “Management and Organization—Asset Allocation Models” for more information.)

Conflicts of Interest: Although the investment restrictions required by the GMAB Rider (including the Conservative Asset Allocation Model) are generally designed to provide protection against decreases in the policy’s Separate Account Value due to negative investment performance, please note that they may also limit your full participation in positive investment performance. The intended protection against (or limitation of) negative investment performance is in NYLIAC’s best interest, since it reduces the likelihood that NYLIAC will be required to pay benefits under the GMAB Rider, or reduces the potential magnitude of those benefit payments. This reduces the likelihood that you will benefit from the GMAB Rider, or receive the full magnitude of any benefit from, the GMAB Rider. Other Investment Options (or Asset Allocation Models) that are available if you do not select the GMAB Rider may offer the potential for higher returns. In addition, although we do not currently do so, we may elect to include Investment Divisions that utilize “volatility management strategies” as GMAB Allocation Alternatives. If you allocated your premium payments and Cash Value to one or more Investment Divisions that employed such a strategy, it could further reduce the likelihood that you would benefit from the GMAB Rider, or receive the full potential magnitude of any benefit payments we would be required to make under the GMAB Rider. In addition, any negative impact to the performance of a fund due to a volatility management strategy could limit increases in your Cash Value. You should consult with your registered representative and carefully consider whether the investment restrictions required by the GMAB Rider meet your investment objectives and risk tolerance. You are not eligible for the GMAB Rider if you have elected the Cash Value Accumulation Test as the policy’s Life Insurance Qualification Test.

Rider Charges and Fees: Each month, while the Rider is active and the GMAB Account Value is greater than zero, we will deduct a GMAB Rider Charge based on the Adjusted GMAB Account Value. We can increase this charge, but we guarantee that the GMAB Rider Charge will never exceed 1.50% of the Adjusted GMAB Account Value on an annualized basis. The current rate will be set by us, in advance, at least once a year. We will not deduct the GMAB Rider Charge if the Adjusted GMAB Account Value is zero or less. A cancellation fee of no more than 2% of the Adjusted GMAB Account Value may apply if the Rider is canceled prior to the end of the 12th Policy Year.

GMAB Account Value: The GMAB Account Value is only a shadow account value that is not available for payment of any monthly deductions from cash value and/or separate account charges; loans or loan repayments; surrenders, partial surrenders or periodic partial withdrawals; premium payments; or to reinstate a policy. You will not receive the GMAB Account Value on a 1035 exchange, policy split option (SVUL policies only) or other policy exchange, or as part of a Life Insurance Benefit payment (other than those that may be paid in connection with Section 7702 of the IRC).

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The GMAB Account Value may be less than the Separate Account Value of the policy and may be less than the total premiums paid. This may occur due to the impact on the GMAB Account Value of: (1) monthly deductions from cash value and separate account charges; (2) transfers and withdrawals; and (3) higher returns in the Separate Account Investment Divisions compared to the 2% annualized return on the GMAB Account Value.

The GMAB Account Value does not include any amounts allocated, or that you subsequently transfer from the GMAB Investment Divisions to the Fixed Account. Partial surrenders deducted from the cash value attributable to the GMAB Investment Divisions and transfers from the GMAB Investment Divisions to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these surrenders or transfers.

Rider Benefit: At the end of the 12th Policy Year, if the Separate Account Value is less than the Adjusted GMAB Account Value, the Separate Account Value will be increased to equal the Adjusted GMAB Account Value (“Rider Exercise”). Any increase to the Separate Account Value will be divided equally among your current allocations to the GMAB Investment Divisions on the date of the increase. None of this increase will be allocated to a discontinued GMAB Allocation Alternative. If the Separate Account Value is more than the Adjusted GMAB Account Value at this date, the Separate Account Value will not be increased. If the insured dies while the GMAB Rider is in effect, but before Rider Exercise, the GMAB Rider will end and you will not receive the GMAB Account Value as part of a Life Insurance Benefit (other than those that may be paid in connection with Section 7702 of the IRC).

Because the GMAB Rider generally provides protection against decreases in the policy’s Separate Account Value due to negative investment performance, this Rider may not be a benefit to you if all or most of your cash value is allocated to the Fixed Account. You should elect this Rider only if you have, or intend to have, most or all of your cash value allocated to the GMAB Investment Divisions. The Rider does not guarantee a return of principal.

This Rider will provide no benefit if you surrender the policy (or cancel the Rider) before the end of the 12th Policy Year. You should select this Rider only if you intend to keep the policy for at least twelve years. This Rider also provides no benefit if the policy lapses, even if the Adjusted GMAB Account Value is greater than the Separate Account Value.

Anniversary Option: At the end of the 12th Policy Year, you have the option to elect another benefit period under the GMAB Rider available at that time if we receive your election notice in Good Order by the date specified in the Rider. The GMAB Rider Charge and the GMAB Interest Rate for the new GMAB Rider will be based on the rates then in effect.

Impact of Surrenders: As noted above, partial surrenders will reduce the GMAB Account Value and the GMAB Rider Charge. Set forth below is an example of how the benefit of the GMAB Rider would be affected by surrender activity.

For a VUL/SVUL policy with a $250,000 Face Amount, a Separate Account Value of $80,000 and a GMAB Account Value of $100,000, if a policyholder requested a partial surrender of $10,000 in Policy Year 8:

•	the Separate Account Value would be reduced by $10,240 to $69,760 ($80,000 minus the partial surrender and any associated surrender fees ($10,000 + $240)); and

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the GMAB Account Value would be proportionately reduced by $12,800 to $87,200 (the amount of the partial surrender including any associated fees and charges deducted from the GMAB Investment Divisions ($10,240) divided by the cash value attributable to the GMAB Investment Divisions immediately prior to the partial surrender ($80,000), multiplied by the GMAB Account Value on the effective date of the partial surrender ($100,000)).

See the SAI for more information about this rider.

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Waiver of Specified Premium (WSP) Rider (VUL Policies Only): This rider will pay, on each Monthly Deduction Day, a specified premium amount (the “WSP Amount”) into the policy if the insured suffers from a total disability (lasting at least six (6) consecutive months) while the WSP Rider is in force. You must provide proof that the insured has been totally disabled for at least six consecutive months before we will pay the WSP Amount into the policy. Written notice and proof of total disability must be provided to us in Good Order at the VPSC, or any other location that we indicate to you in writing, while the insured is living and has a total disability, or as soon as it can reasonably be done. From time to time, we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.

We will deduct a sales expense charge from any WSP Amount. The first benefit payment will include a one-time lump sum that covers any WSP Amount that would have been paid from the beginning of the insured’s total disability. We will also return any WSP Rider charges that were deducted during this period. We will pay the WSP Amount until: (a) the period of total disability ends; (b) the policy anniversary on which the insured is age 65; or (c) the policy ends or is surrendered, whichever comes first. Monthly WSP rider charges are waived during any period when the WSP Amount is being paid. The WSP Rider is available for issue ages from 0-59. Note: Payment of the WSP Amount is no guarantee that your VUL policy will not lapse. You may be required to pay additional premiums during a period of total disability to maintain the policy in force.

At rider issue, the WSP Amount is based on: (a) the Face Amount of the policy; (b) the Face Amount of any life insurance issued under certain covered rider(s) (the “Applicable Riders”); and (c) the Insured’s issue age, gender at birth, and risk classification. The WSP Amount may not be greater than $12,500 on a monthly basis. Subject to this maximum, if changes occur that increase or decrease the Face Amount of the policy or any Applicable Rider; add or terminate an Applicable Rider; or modify the insured’s class of risk, the WSP Amount will vary accordingly. The WSP Amount will not increase or decrease during a period of total disability, but it will be recalculated (if necessary) to account for any changes affecting that amount if the disability period ends. The monthly rider charge is calculated by multiplying the WSP Amount by a rate that is based on the Insured’s gender at birth and age at rider issue and/or at the time of any changes to the WSP Amount. In addition, certain underwriting risks—including the insured’s medical condition, occupation or avocation—may increase the monthly rider charge, if applicable. Although the monthly rider charge can vary, it will never be greater than $217.50 per $1,000 of WSP Amount.

You may cancel the rider at any time by sending us a signed notice in Good Order. The rider ends on the earlier of any of the following events: when the policy ends, when the policy is surrendered, or on the policy anniversary on which the insured is age 65. If you elect the WSP Rider, you may not also elect the Monthly Deduction Waiver rider.

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Estate Protection Rider (SVUL Policies Only): Where available, this rider provides additional insurance protection for the first four Policy Years when we have proof that both insureds died. There is a charge for the rider and it may only be purchased at issue. You can cancel this rider at anytime by sending us signed written notice in Good Order.

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Level First-to-Die Term Rider (SVUL Policies Only): This rider provides a level term insurance death benefit which we will pay when either Insured dies while the rider is in effect. We will only pay the benefit once even if both insureds die at the same time. You may decrease the face amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the face amount of this rider. You may cancel this rider at any time by sending us signed written notice in Good Order. The rider will end on the Monthly Deduction Day on or next following receipt of your request.

MATURITY DATE

Unless the Life Extension Benefit Rider is in effect, beginning on the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been 100 (under SVUL), the policy’s Face Amount will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Value of your policy.

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One year before your policy’s maturity date, we will notify you that on your maturity date you may elect either:

(1) to receive the Cash Surrender Value of your policy; or

(2) to continue the policy without having to pay any more cost of insurance charges or monthly contract fees.

If you do not make an election, the policy will be continued. If the policy is continued, we will continue to assess the Mortality and Expense Risk charge on the Cash Value remaining in the Investment Divisions, and Fund charges. The federal income tax treatment of a life insurance policy is uncertain after the insured is age 100. See “Federal Income Tax Considerations” for more information.

If you choose to surrender your policy, you must submit a written notification in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Please consult your tax advisor regarding the tax implications of these options.

If your policy is still in effect when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to the beneficiary.

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest. New York Life may accept standard electronic instructions from another insurance carrier for the purposes of effecting a Section 1035 exchange.

Because the final surrender value of your existing policy will be calculated once the new life insurance policy has been approved for issuance, this final surrender value may be impacted by increases or decreases in policy values that result from market fluctuations during the period between submission of the exchange request and actual processing. The final surrender value may be calculated several Business Days after we receive your exchange request in Good Order. Please consult your current insurer for options to potentially mitigate market exposure during this period. In addition, as we will not issue the new policy until we have received an initial premium from your existing insurance company, the issuance of the policy in an exchange could be delayed.

24-MONTH EXCHANGE PRIVILEGE

Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either: (1) transfer the entire Cash Value to the Fixed Account of your policy, or (2) exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as your original policy, but will not offer variable Investment Options such as the Investment Divisions.

In order to exchange your policy:

•	your policy must be in effect on the date of the exchange;

•	you must repay any unpaid loan (including any accrued loan interest); and

•	you must submit a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

We will process your request for an exchange on the later of: (1) the Business Day on which we receive your written request in Good Order along with your policy, or (2) the Business Day on which we receive the

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necessary loan payment for your exchange in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy’s Cash Value plus a refund of all cost of insurance charges, monthly per thousand Face Amount charges, sales expense charges, and any rider charges taken as of the date of the exchange. We will not refund Mortality and Expense Risk charges, monthly contract charges, state premium tax charges, or federal tax charges. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. We will require you to make any adjustment to the premiums and Cash Value of your variable policy and the new policy, if necessary.

When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. Requests received after 4:00 pm (Eastern Time) on a Business Day, or on a non-Business Day, will be processed as of the next Business Day.

PREMIUMS

For the purpose of determining whether we require additional underwriting when accepting a premium payment, we classify your premium payments as planned or unplanned premiums.

The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts or any other method agreed to by us.

Acceptance of initial and subsequent premium payments is subject to our suitability standards.

PLANNED PREMIUM

When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your “planned premium.” It is shown on the Policy Data Page. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, loans, and riders you add to your policy.

You can make additional planned premium payments at any time up to the Insured’s attainment of age 100 (under VUL) or the younger Insured is or would have been age 100 (under SVUL). We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

UNPLANNED PREMIUM

An unplanned premium is a payment you make that is not part of the premium schedule you choose.

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While the insured (under VUL) or either insured (under SVUL) is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been age 100 (under SVUL). However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, (i) we may require proof of insurability before accepting that payment and applying it to your policy, and (ii) for an SVUL policy both insureds must be living. The Life Insurance Benefit increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

•	If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

•	The minimum unplanned premium amount we allow is $50.

•	We may limit the number and amount of any unplanned premium payments.

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Unplanned premiums must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Acceptance of initial and subsequent premium payments is subject to our suitability standards.

RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time up to the insured’s (younger insured for SVUL) attainment of age 100. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make subsequent premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value because of market fluctuation and performance-related risks. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.

FREE LOOK

You have the right to cancel your policy, within certain limits. Under the Free Look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits. (See “State Variations” for state-by-state details.) To receive a refund, you must return the policy to the VPSC at one of the addresses noted on the first page of the prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy within 20 days of receiving the policy, along with a written request for cancellation in Good Order.

For VUL policies, we will allocate premium payments you make with your application or during the Free Look period to our General Account until the end of the free look period. On the Business Day following the free look period, we will allocate the Net Premium plus any accrued interest to the Investment Divisions you have selected.

For VUL policies, if you cancel your policy, we will pay you the greater of (a) your policy’s Cash Value calculated as of the Business Day either the VPSC or the registered representative through whom you purchased it receives the policy along with the written request for cancellation in Good Order, or (b) the total premium payments you have made, less any loans and any partial surrenders you have taken.

For SVUL policies, we will allocate premium payments you make with your application or during the Free Look period to our General Account until the later of the Issue Date and the date NYLIAC receives the full initial premium payment in Good Order.

For SVUL policies, if you cancel your policy, we will generally pay you your policy’s Cash Value, plus any Premium Expense Charges, and any Monthly Deduction Charges, minus loans calculated as of the Business Day that the VPSC or the registered representative through whom you purchased it receives the policy along with the written request for cancellation in Good Order.

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If you cancel an increase in the Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.

PREMIUM PAYMENTS

Premium payments should be mailed to: NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, Suite 3021, c/o The Northern Trust Bank, 350 North Orleans Street, Receipt & Dispatch, 8th Floor, Chicago, IL 60654. Acceptance of initial and subsequent premium payments (whether planned or unplanned) are subject to our suitability standards.

The currently available methods of payment are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us.

We apply the Net Premium to the Investment Divisions (including those available with the Asset Allocation Models), the Fixed Account and/or DCA Plus Account, according to your instructions.

If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. (See “Policy Payment Information—Life Insurance Benefit Options” for more information.)

The payment of the initial premium (and any other planned or unplanned premium made before the Initial Premium Transfer Date) will be applied to the General Account. On the Initial Premium Transfer Date, we allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account (including those available with the Asset Allocation Models), the Fixed Account, and/or the DCA Plus Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus (or any other address we indicate to you in writing). Your revised premium allocation selection will be effective as of the Business Day the revised premium allocation is received by the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Premium allocation selections received after market close will be effective the next Business Day. The allocation percentages must be in whole numbers.

CHECK-O-MATIC

Check-O-Matic is a service that allows you to authorize monthly electronic deductions from your checking account in order to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin Check-O-Matic. To set up the Check-O-Matic option, you must submit your request in writing in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned by the bank for insufficient funds, we will reverse the Investment Options you have chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy’s Cash Value. If an electronic (“Check-O-Matic”) premium withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or

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any other address we indicate to you in writing) that you wish to resume the arrangement and we agree to do so.

POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

If you have coverage under a conditional temporary agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.

In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the full initial premium payment in Good Order that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.

The monthly deduction of charges will begin on the first Monthly Deduction Day, which will be the monthly anniversary of the Policy Date on or following the later of the Issue Date or the date we receive the full initial premium payment in Good Order. If the Policy Date is prior to the later of the Issue Date or the date we receive the full initial premium payment, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can request to increase or decrease the Face Amount of your policy under certain circumstances once it is in force. The Face Amount of your policy affects the Life Insurance Benefit to be paid.

To increase the Face Amount of your policy, you must either contact your registered representative or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). If an increase is approved, we will increase the Face Amount on the Monthly Deduction Day on or after the date we approve the increase.

You should consider the following consequences when increasing the Face Amount of your policy:

•	additional cost of insurance charges;

•	an additional per-thousand face amount charge;

•	a new suicide and contestability period applicable only to the amount of the increase;

•	a new ten-year surrender charge period applicable only to the amount of the increase;

•	a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC; and

•	a possible new seven-year testing period for modified endowment contract status.

Under certain circumstances, you can request a decrease in the Face Amount of your policy. To decrease the Face Amount of your policy, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). You should consider the following possible consequences when decreasing the Face Amount of your policy:

•	a change in the total policy cost of insurance charge;

•	possible force-outs of premium if premiums paid exceed the GPT;

•	a surrender charge applicable to the amount of the decreased Face Amount (We will deem the amount attributable to your most recent increase in the Face Amount to be canceled first); and

•	adverse tax consequences.

For more information about changing the Face Amount of your policy, see the SAI.

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POLICY PROCEEDS

We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured (under VUL) or last surviving insured (under SVUL) died. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death; plus

2)	any additional death benefits available under the riders you have chosen; less

3)	any outstanding loans (including any accrued loan interest as of the date of death) on the policy and any unpaid monthly deduction charges.

We will pay interest on these proceeds from the date the insured (under VUL) or last surviving insured (under SVUL) died until the date we pay the proceeds. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the insured last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send a written request in Good Order to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) to make such changes.

PAYEES

The beneficiary is the person(s) or entity(ies) you have specified on our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy’s beneficiary:

•	You name the beneficiary when you apply for the policy. The beneficiary will receive the Policy Proceeds after the insured (under VUL) or last surviving insured (under SVUL) dies.

•	You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

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To change a revocable beneficiary while the insured (under VUL) or last surviving insured (under SVUL) is living, you must either send a written request in Good Order to the VPSC to one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), or contact us online at www.newyorklife.com and by clicking on “My Account”.

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If no beneficiary is living when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

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HOW POLICY PROCEEDS WILL BE PAID

While the Insured is living, you may designate how the Policy Proceeds will be paid to the beneficiary. Policy Proceeds can be paid in a lump sum or over time through the various payment options described below.

If you do not specify how Policy Proceeds will be paid, they will be paid in a lump sum. If you elect to have Policy Proceeds paid through one of the payment options described below, the beneficiary will not be able to receive a lump sum.

Any Policy Proceeds paid in one sum will include interest compounded each year from the date of the Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least the rate required by law.

LUMP SUM PAYMENT

If you specified that the Policy Proceeds be paid in a lump sum, after the death of the insured (under VUL) or last surviving insured (under SVUL), the beneficiary can choose among the following methods of payment:

•	We will issue a single check for the amount of the Policy Proceeds; or

•	Policy Proceeds will be paid over time through one of the various payment options described below.

After we are notified of the death of the insured (under VUL) or the last surviving insured (under SVUL), the beneficiary will receive a claim form. If no choice is made, we will issue a single check for the amount of the Policy Proceeds.

PAYMENT OPTIONS

If you designated that the Policy Proceeds be paid to the beneficiary over time, or if the beneficiary chooses (or elects a payee) to be paid over time, Policy Proceeds will be paid according to one of the following payment options: an Interest Accumulation Option or an Interest Payment Option. (Those receiving payments under these options — whether they are designated by you or the beneficiary — will be referred to as “payees” below.) Under the Interest Accumulation or Interest Payment Options, the payee can withdraw amounts of at least $100 at any time. We will mail a check for the amount of the proceeds to the payee. If the payee requests a withdrawal, and the balance remaining on deposit with us after the withdrawal would be less than $100, we may pay the entire remaining balance in one sum to the payee.

•	Interest Accumulation Option (Option 1 A)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Each year, interest will accumulate on the balance at a rate we reset annually. The interest crediting rate will never be less than 3%. Sums withdrawn will be credited interest up to the date of the withdrawal.

•	Interest Payment Option (Option 1 B)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Interest earned on any balance will be paid directly to the payee on a monthly, quarterly, semi-annual or annual basis. The balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%.

ELECTING OR CHANGING A PAYMENT OPTION

While the insured is living (VUL), or while the insureds are both living (SVUL), you can elect or change your payment option. To change your payment option, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See “Policy Payment Information—Payees” for more information.)

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After the insured (under VUL) or last surviving insured (under SVUL) dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial surrenders, loan proceeds, or the Policy Proceeds generally within seven days after we receive all of the necessary requirements in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Under the following situations, payment of proceeds may be delayed:

•

We may delay payment of any loan proceeds attributable to the Separate Account, any partial surrenders from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

(1) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC or an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or

(2) the SEC, by order, permits us to delay payment in order to protect our policyowners.

•

We may delay payment of any portion of any loan or surrender request, including requests for partial surrenders, from the Fixed Account and/or the DCA Plus Account for up to six months from the date we receive your request.

•

We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within thirty-one (31) days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

•

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial surrenders, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

•

If you have submitted a recent check or draft, we have the right to defer payment of any surrenders, loans, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial surrender or Cash Surrender Value for 30 days or more.

We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

LIFE INSURANCE BENEFIT OPTIONS

Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers three options:

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Option 1—	The Life Insurance Benefit under this option is equal to the policy’s Face Amount. Except as described below, your Life Insurance Benefit under this option will be a level amount.

Option 2—	Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount plus the policy’s Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account and/or the DCA Plus Account, outstanding loans (including loan interest), charges, and premium payments. Your Life Insurance Benefit will never be less than your policy’s Face Amount.

Option 3—	Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy’s Adjusted Total Premium (total premiums paid minus any partial surrenders). Your Life Insurance Benefit will never be less than your policy’s Face Amount.

We determine the Life Insurance Benefit as of the date of the insured’s (under VUL) or last surviving insured’s (under SVUL) death. Under any of the options, your Life Insurance Benefit may be greater if the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 (the “Corridor Death Benefit”), as described below, is greater than the amount calculated under the option you have chosen. If you have elected the Guaranteed Minimum Accumulation Benefit rider, your Corridor Death Benefit will be equal to the Cash Value (calculated using the higher of the GMAB Account Value or the Separate Account Value) multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702. In both cases, you can find this percentage on the Policy Data Page.

Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the GPT or the CVAT. You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used. The Overloan Protection Rider and the Guaranteed Minimum Accumulation Benefit Rider are only available if you choose GPT. You are not eligible for the Overloan Protection Rider or the Guaranteed Minimum Accumulation Benefit Rider if you choose CVAT.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age, gender, and risk class of the insured) of the Cash Value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases while your policy is in corridor, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit.

Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:

•

If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds than under Options 2 or 3.

•

If you choose Option 2 or 3, your Life Insurance Benefit will vary with your policy’s Cash Value or Adjusted Total Premium, and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

(See the SAI for examples of the impact of these tests on sample Life Insurance Benefit options).

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Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

If you have elected the Guaranteed Minimum Accumulation Benefit Rider, and the insured dies while that Rider is in effect, but before Rider Exercise, the GMAB Rider will end and you will not receive the GMAB Account Value as part of a Life Insurance Benefit (other than those that may be paid in connection with Section 7702 of the IRC). (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

You can change the Life Insurance Benefit option for your policy to Option 1 or Option 2 while the insured (under VUL) or both insureds (under SVUL) are alive. (Changes to Option 3 are not permitted.) We may, however, prohibit you from changing the Life Insurance Benefit Option if the change would cause: (1) the Face Amount of the policy to be less than the policy minimum, (2) the policy to fail to qualify as life insurance under Section 7702 of the IRC or (3) the policy’s Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted: (1) on or after the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL) or (2) when the No-Lapse Guarantee has been invoked.

Changes From Option 1 To Option 2

If you change from Option 1 to Option 2, we will decrease the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a Face Amount decrease at the time you change your Life Insurance Benefit option, we will assess a surrender charge based on the amount of the Face Amount decrease.

Changes From Option 2 To Option 1

If you change from Option 2 to Option 1, we will increase the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, and we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change in this option.

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Changes From Option 3 To Option 1

If you change from Option 3 to Option 1, we will increase the policy’s Face Amount by the amount of Adjusted Total Premiums, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, and we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change.

Changes From Option 3 To Option 2

If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the Face Amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.

If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the Face Amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a Face Amount decrease at the time you change your Life Insurance Benefit option, we will assess a surrender charge based on the amount of the Face Amount decrease.

In order to change your Life Insurance Benefit option, you must submit a signed written request In Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit option on the Monthly Deduction Day on or after the date we receive your written request in Good Order. Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax advisor before changing your Life Insurance Benefit Option.

(See the SAI for examples of how an option change can impact your Life Insurance Benefit.)

ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase or payment. If this policy ends and is reinstated, we will not contest the policy after it has been in effect during the lifetime of each insured, as applicable, for two years from the date of reinstatement.

SUICIDE

If the death of the insured (under VUL) or last surviving insured (under SVUL) is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or partial surrender benefits paid. If a suicide occurs within two years of the effective date of a Face Amount increase, we will only pay the total cost of insurance charges we deducted from Cash Value for the increase. No new suicide exclusion period will apply if the Face Amount increase was due solely to a change in the Life Insurance Benefit Option.

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MISSTATEMENT OF AGE OR GENDER

If the policy application misstates any insured’s age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age(s) and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth and gender.

ASSIGNMENT

While an insured is living, you can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.) You cannot assign Qualified Policies.

SURRENDERS

PARTIAL SURRENDERS

You can request a partial surrender from your policy if: (1) the insured (under VUL) or either insured (under SVUL) is living, (2) the partial surrender being requested is at least $100 (under VUL) or $500 (under SVUL), and (3) the partial surrender will not cause the policy to fail to qualify as life insurance under IRC Section 7702.

AMOUNT AVAILABLE FOR A PARTIAL SURRENDER

You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial surrender at the price next determined after we receive your written request in Good Order. We will not allow a partial surrender if it would reduce the policy’s Face Amount below the minimum Face Amount requirement of $50,000 (under VUL) or $100,000 (under SVUL). See “Surrenders—Partial Surrenders—The Effect of a Partial Surrender” for more information on how a partial surrender can reduce your Face Amount, as applicable.

REQUESTING A PARTIAL SURRENDER

You can request a partial surrender from your policy by sending a written request to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Please note that partial surrender requests for amounts greater than $50,000 must be received in Good Order and may require a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send partial surrender proceeds electronically to that bank account or through the mail to that address. In addition, partial surrender requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial surrender request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed requests for a partial surrender, however we reserve the right to accept them at our discretion.

We will pay any partial surrender generally within seven days after we receive all of the necessary documentation and information in Good Order. However, we may delay payment under certain circumstances. (See “Policy Payment Information—When We Pay Policy Proceeds” for more information.)

Your requested partial surrender will be effective on the date we receive your written request in Good Order. However, if the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, then the requested partial surrender will be effective on the next Business Day.

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When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. You can specify how much of the partial surrender you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account and/or DCA Plus Account. If you do not specify how you would like your partial surrender allocated, we will deduct the partial surrender and any partial surrender fee from the Investment Divisions, the Fixed Account and/or the DCA Plus Account in proportion to the amounts you have in each of these Investment Options. We will not accept a partial surrender request that is greater than the amount in the Investment Divisions, the Fixed Account and/or the DCA Plus Account you have chosen.

A partial surrender may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.)

SURRENDER CHARGE DUE TO PARTIAL SURRENDER

A partial surrender may result in a decrease in your policy’s Face Amount, which may cause a surrender charge to apply. This charge will equal the difference between (1) and (2), where (1) is the surrender charge calculated on the original face amount, and (2) is the surrender charge calculated on the new decreased Face Amount.

PERIODIC PARTIAL WITHDRAWALS

After the fifth Policy Year, you may elect to receive regularly scheduled withdrawals from your VUL policy. These periodic partial withdrawals (PPW) can be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). In order to process a PPW, we must receive a written request in Good Order no later than five (5) Business Days prior to the date the withdrawals are to begin at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the withdrawals will begin one month after the date you requested it to begin. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). The minimum amount of withdrawal is $100 (VUL), or such lower amount as we may permit. PPWs may be taxable transactions, and the 10% penalty tax provisions may be applicable. We reserve the right to deduct the Partial Surrender Fee, not to exceed $25, when you elect the PPW option. You can specify which Investment Divisions and/or Fixed Account from which the PPWs will be made. If you do not specify, we will withdraw money on a pro rata basis from each Investment Division and/or the Fixed Account. If a PPW would cause the policy’s Face Amount to be less than the minimum Face Amount, we will not process that PPW and the PPW arrangement will be suspended. If the policy’s Cash Surrender Value falls below $2,000, the PPW arrangement will also be suspended. If a PPW payment causes the policy’s Face Amount to decrease, a surrender charge may apply. You may not request this option if you have an SVUL policy, a Guaranteed Minimum Death Benefit Rider or if your policy is a MEC or is at the minimum Face Amount. The PPW arrangement will automatically terminate when total withdrawals taken (including PPWs) equal the total premiums paid under the policy.

THE EFFECT OF A PARTIAL SURRENDER

When you make a partial surrender, we reduce your Cash Value and Cash Surrender Value by the amount of the partial surrender, and any applicable partial surrender fee and surrender charge. If you elect the Guaranteed Minimum Accumulation Benefit Rider, partial surrenders will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account can be greater than the dollar amount of these surrenders. (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)

• Option 1

If you have elected Life Insurance Benefit Option 1, we reduce your policy’s Face Amount by the difference between:

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(1) the amount of the surrender; and

(2) the greater of:

(a) the Cash Value of the policy immediately prior to the surrender, minus the Face Amount divided by the applicable percentage for the insured’s age (VUL) or younger Insured’s age (SVUL) at the time of the partial surrender, as shown on the Policy Data Page, or

(b) zero.

If the above results in zero or a negative amount, we will not adjust the Face Amount of your policy.

• Option 2

If you have elected Life Insurance Benefit Option 2, we will not reduce your policy’s Face Amount.

• Option 3

If you have elected Life Insurance Benefit Option 3, the Adjusted Total Premium will be reduced by the amount of the surrender proceeds. A reduction of the Adjusted Total Premium will never cause the Adjusted Total Premium to be less than zero. For policies where the Adjusted Total Premium is less than the amount of the surrender, the Face Amount of the policy will be reduced by the difference between:

(1) the amount of the surrender, less the Adjusted Total Premium amount immediately prior to the surrender; and

(2) the greater of:

(a) the Cash Value of the policy immediately prior to the partial surrender, less the Adjusted Total Premium, minus the Face Amount divided by the applicable percentage for the insured’s age (VUL) or younger Insured’s age (SVUL) at the time of the surrender, as shown on the Policy Data Page, or

(b) zero.

If the above results in zero or a negative amount, we will not adjust the Face Amount of your policy.

Any decrease in the Face Amount caused by the partial surrender will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order in which they took place. Surrender charges may apply to Face Amount decreases. However, we will not apply a surrender charge if you have elected the Policy Split Option (SVUL Only) or the 24-Month Exchange Privilege.

FULL SURRENDERS

CASH SURRENDER VALUE

The Cash Surrender Value of your policy is the amount we will pay you if you request a full surrender of your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges that may apply and less outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account and the DCA Plus Account, and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while the insured (under VUL) or last surviving insured (under SVUL) is living. If you surrender during the first Policy Year, an additional surrender charge will apply.

REQUESTING A SURRENDER

To surrender the policy, you must send a written notification in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). For

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requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature or medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address.

WHEN THE SURRENDER IS EFFECTIVE

Your surrender will be effective as of the end of the Business Day the VPSC receives your written request in Good Order together with the policy. If, however, the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, the requested surrender will be effective on the next Business Day. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the “Policy Payment Information—When We Pay Policy Proceeds” section. A surrender may result in taxable income and a penalty tax to you. (See “Federal Income Tax Considerations” for more information.)

LOANS

You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to: ((100% – a) x b) – c, where:

a = the current loan interest rate;

b = the policy’s Cash Surrender Value; and

c = the sum of three months of Monthly Deductions.

Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account and/or DCA Plus Account. If you elect the Guaranteed Minimum Accumulation Benefit Rider, at the end of 12th Policy Year, the GMAB Account Value will be reduced by any loans and accrued loan interest to arrive at the Adjusted GMAB Account Value. (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)

If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.

YOUR POLICY AS COLLATERAL FOR A LOAN

When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans. We will transfer these funds from the Investment Divisions of the Separate Account and/or from the DCA Plus Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial surrender or transfer any funds from the Fixed Account if the partial surrender or transfer would cause the cash value of the Fixed Account to fall below 100% of all outstanding loans. Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans, we will take these deductions first from the Investment Divisions in proportion to the amounts you have invested and then from the DCA Plus Account.

Please note that loan requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. In

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addition, loan requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such loan request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed loan requests, however, we reserve the right to accept them at our discretion.

LOAN INTEREST

For policies issued on or after May 1, 2012, we currently charge an effective annual loan interest rate of 3% in Policy Years 1-10, and 2% in Policy Years 11 and beyond. For policies issued before May 1, 2012, we currently charge an effective annual loan interest rate of 4% in Policy Years 1-10 and 3% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Plus Account. We guarantee that the interest rate we credit on loaned amounts will always be at least the guaranteed minimum interest rate credited to the Fixed Account for your policy. For the first ten Policy Years, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). Currently, for the first ten Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 0.25% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 5.75%). Currently, beginning in Policy Year 11, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

WHEN LOAN INTEREST IS DUE

The interest we charge on a loan accrues daily and is payable on the following dates:

•	the policy anniversary;

•	the date you surrender the policy;

•	the date you fully repay a loan;

•	the date the policy lapses;

•	the date on which the insured (under VUL) or last surviving insured (under SVUL) dies; or

•	any other date we specify.

Any loan interest that you do not pay when due will become part of the policy loan and will also accrue interest. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.

LOAN REPAYMENT

You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When a loan repayment is received, we will first use the money to cancel all or part of any outstanding loan which was originally taken from the Fixed Account and/or DCA Plus Account. Any remaining portion of the loan payment will be allocated to the Investment Divisions in the same proportion

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as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. Repayments of loans from the DCA Plus Account will be allocated to the Fixed Account. Loan payments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

EXCESS LOAN CONDITION

If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited on loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount. (See “Federal Tax Considerations” for more information.) Loans can affect the five-year No Lapse Guarantee.

TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which a No-Lapse Guarantee is not in effect and the Cash Surrender Value of your policy is insufficient to pay the monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy of the notice to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits. No new loans or partial surrenders may be taken during the late period. If your policy has the No-Lapse Guarantee, it may prevent your policy from terminating during the first five years.

If the insured (under VUL) or last surviving insured (under SVUL) dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by the amount of any unpaid loan and accrued loan interest and by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured (VUL) or last surviving insured (SVUL) dies.

NO-LAPSE GUARANTEE

The no-lapse guarantee ensures that the policy will remain in effect during the first five Policy Years if it passes a minimum premium test. In order to pass that test, the total premiums you have paid into the policy

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(adjusted for loans or partial surrenders you have taken) must be at least equal to the minimum monthly premium payment amount of the policy, as shown on the Policy Data Page, multiplied by the number of Monthly Deduction Days that the policy has been in effect.

If the policy passes the minimum premium test, it will not enter the late period even if the Cash Surrender Value on a Monthly Deduction Day is insufficient to pay for the monthly deductions from Cash Value for the next policy month. Rather, we will deduct the charges from your Cash Value to the extent possible. We will defer the deduction of any amount that exceeds the Cash Value until the end of the guarantee period. When the guarantee period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will end.

The No-Lapse Guarantee will end on the fifth policy anniversary.

REINSTATEMENT OPTION

If your policy has ended, you can request that we reinstate your policy if all of these conditions are met:

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you send a written request for reinstatement, in Good Order, to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), within five years after your policy is ended;

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the insured (under VUL) or both insureds (under SVUL) are alive (we will, however, accept your reinstatement request when only one insured is living if the other insured died before your policy was terminated); and

•	you have not surrendered your policy for its Cash Surrender Value.

Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on partial surrenders or amounts borrowed from the policy.

Before we reinstate your policy, we must also receive the following:

(1) a payment equal to an amount sufficient to keep the policy in effect for at least three months, and

(2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.

We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. (Eastern Time) on any Business Day, or any non-Business Day, will be credited on the next Business Day.

The effective date of reinstatement will be the Monthly Deduction Day on or following the date we have approved your request for reinstatement that we receive in Good Order. The approval for reinstatement is contingent upon our receipt from you of the reinstatement payment due, which is the amount specified in (1) above.

If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed. We will deduct any unpaid loan and accrued loan interest from this Cash Value, or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement. In addition, we will deduct from the reinstated Cash Value the difference between the surrender charge assessed at the time of lapse and the surrender charge that applies at the time of reinstatement.

If the policy lapses during the first Policy Year and is subsequently reinstated, we will assess the first-year lapse/reinstatement charge.

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DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

For VUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 7.5% per year. (This figure is a percentage of planned annual premiums of $3,500 and assumes a discount rate of 6%. Additional assumptions for VUL policies are: Male issue age 40, issued Preferred, with an initial face amount of $250,000.) Broker-dealers may also receive additional asset-based fees of 0.10% in Policy Years 11 and beyond. For SVUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.2% per year. (This figure is a percentage of planned annual premiums of $15,000 and assumes a discount rate of 6%. Additional assumptions for the SVUL product are: Male Issue Age 55, issued preferred, and Female Issue Age 50, issued preferred, with an initial face amount of $1,000,000.)

The total commissions paid during the fiscal year ended December 31, 2016, 2015 and 2014 were $3,124,388, $3,503,919, and $4,716,968, respectively. NYLIFE Distributors did not retain any of these commissions. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.

NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing),

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through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The SAI is also posted on our corporate website, which is referenced above.

FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Considerations”, below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/ or DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account and/or DCA Plus Account.

Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

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DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may, as described below, also be excludable from the policyowner’s gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a “modified endowment contract” as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.)

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial surrender or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

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We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)—IMPACT OF EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, the Pension Protection Act of 2006 (the “Act”) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $120,000 (for 2017), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267 (c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

Policyholders that own one or more contracts subject to the Act will also be subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent the Act may apply to the Policy. Assuming the Act applies, you should, to the extent appropriate, (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

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Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period in the case of a VUL policy or at any time during the policy’s life in the case of an SVUL policy. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial surrender, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her Beneficiary.

STATUS OF THE POLICY AFTER THE YOUNGER INSURED IS AGE 100

The policy provides that unless the Life Extension Benefit Rider is in effect, beginning on the policy anniversary on which the Insured is Age 100 (under VUL) or the younger insured is or would have been Age 100 (under SVUL), the policy’s Face Amount will no longer apply. Instead, the Life Insurance Benefit will equal the Cash Value of the policy. The IRS has not issued final guidance on the status of a life insurance policy after the insured or the younger insured, as the case may be, becomes Age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured or the younger insured, as the case may be, becomes Age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured or the younger insured, as the case may be, becomes Age 100.

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POLICY SURRENDERS AND PARTIAL SURRENDERS

Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial surrender from your policy will depend upon whether the partial surrender results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial surrender from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial surrender.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and options under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

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CORPORATE OWNERS

Ownership of a policy by a corporation may affect the policyowner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the “inside build up” or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation’s basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the insured and if you have an insurable interest in the life of the insured either because the insured is your director, officer or employee, or because the insured has a financial interest in a business of yours.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may prescribe.

OVERLOAN PROTECTION RIDER

Anyone contemplating the purchase of the policy with the Overloan Protection Rider should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider is activated. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

QUALIFIED PLANS

At times, the policies have been intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing, 401(k) plans, money purchase pension plans and defined benefit plans, a purchaser of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

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Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments.

BUSINESS USES OF POLICY

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under IRC Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under IRC Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, the policy could be treated as held by the business for purposes of the IRC Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

SPLIT-DOLLAR ARRANGEMENTS

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.

Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

TAX SHELTER REGULATIONS

Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

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OTHER TAX CONSIDERATIONS

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law.

The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

For 2017, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rule 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

NYLIC or NYLIAC maintains all records and accounts relating to the Separate Account, the Fixed Account and the DCA Plus Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

Generally, NYLIAC will immediately mail you confirmation of any transactions involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized Monthly Deduction Charges from banks, payments forwarded by your employer, or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on “Management and Organization—Our Rights—How To Reach Us for

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Policy Services”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

Reports and promotional literature may contain the ratings NYLIC and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither NYLIC nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2016 and 2015, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2016 (including the report of the independent registered public accounting firm) and the Separate Account statement of assets and liabilities as of December 31, 2016, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

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STATE VARIATIONS

VARIATIONS BY JURISDICTION (FOR POLICIES ISSUED PRIOR TO 5/1/12)

The following lists by jurisdiction any variations to the statements made in this prospectus. Unless otherwise stated, the variations listed apply to both VUL and to SVUL policies issued prior to May 1, 2012.

Alaska, Colorado, Georgia, Hawaii, Indiana, Iowa, Kansas, Kentucky, Maine, Maryland, Massachusetts, Michigan, Minnesota, Nebraska, New Hampshire, North Carolina, Ohio, Oklahoma, Pennsylvania, Rhode Island, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wyoming.

•	Payment of Policy Proceeds—See your policy for specific details regarding the payment of the policy proceeds and the interest payable on those proceeds.

•

Contestable Period—(SVUL Only) On the second policy year (or the second policy year after a Face Amount Increase, increase in Life Insurance Benefit due to an Unplanned Premium payment, reclassification or reinstatement), we will send a letter requesting notification of the death of any Insured covered by your policy. Failure to provide notice of the death of any Insured in reply to this letter could result in a contest of the policy.

California

•

Free Look (“Right To Examine Policy”)—If you cancel your policy, we will pay you within 30 days from the date we are notified the greater of the policy’s Cash Value plus any charges that were deducted from any premium payments paid as of the date the policy is returned or the premiums paid, less any loans and partial surrenders you have taken.

Connecticut

•	Loan Interest Rate—Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

•

Loan and Surrender Payment Deferral—We can defer paying you any partial or full Cash Surrender Value benefits or defer any loan proceeds, except for a loan or a partial surrender used to pay a monthly deduction due us, based on funds allocated to the Fixed Account, for up to 60 days from the date we receive your request. Interest will be paid (from the date we receive all information that we need to complete your request) on any amount deferred beyond that date.

Florida

•

Termination and Late Period—The Late Period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value prior to deducting the Monthly Deduction Charge for the next policy month is zero or less than zero.

•

Special Provision Regarding Extended Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

Illinois

•

Free Look (“Right To Examine Policy”) —If you cancel your policy, we will pay you the greater of the policy’s Cash Value as of the date the policy is returned or the total premiums paid, including any policy fees or charges paid, less any loans and partial surrenders.

•	The amount of Variable Life Insurance or Cash Value Proceeds under this policy will increase or decrease, reflecting investment experience of the Separate Account.

•	Policy Proceeds—Settlements shall be made to the beneficiary no later than 2 months after we receive due proof that the Insured died on or after the Effective Date subject to all policy provisions.

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•

Reinstatement Option—To reinstate this policy, payment that is equal to the lesser of: (a) the sum of all overdue Monthly Deduction Charges or (b) three (3) Monthly Deduction Charges (plus the Additional Contract Charge if this policy lapses during the first policy year multiplied by a factor of 238% must be paid.

•	All references to the 5-Year No Lapse Guarantee in Illinois policies is changed to the 5-Year Coverage Protection Benefit.

Michigan

•	Living Benefits Rider—This benefit can be exercised if the Insured has a life expectancy of six months or less.

Missouri

•	Termination and Late Period—To inform you of the termination of the policy, we will mail a notice to you (and any known assignee) at least 61 days before the end of the Late Period.

•	Contestable Period—is 2 years from the earlier of the Issue Date or the Policy Date.

•	The Suicide Exclusion Period—is one year from the Issue Date.

Montana

•

Any variable policy issued in Montana is always on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the Insured (VUL) should be disregarded for policies issued in this state. SVUL is not available for sale.

New Jersey

•	State Premium Tax Charge—We will not increase the charge above 2%.

•	Federal Tax Charge—We will not increase the charge above 2%.

•

Policy Changes—If we make changes to the Life Insurance Benefit Options, Face Amount Increases or Face Amount Decreases of your policy because Section 7702 of the Internal Revenue Code is amended, you have the right to refuse the change unless that refusal will make the policy null and void.

•	Late Period—If you do not mail a payment, which is postmarked by the end of the Late Period, the policy will end.

•	Contestable Period—is 2 years from the earlier of the Issue Date or the Policy Date.

•	Suicide Exclusion Period—is 2 years from the earlier of the Issue Date or the Policy Date.

New York

•

Free Look (“Right To Examine Policy”)—You have 10 days from the date you receive your policy. If you cancel your policy, we will pay you within 10 days from the date the policy is mailed or delivered in Good Order to the Home Office, the Service Office or the registered representative through whom it was purchased.

•

Termination and Late Period—The Late Period is the 31 days following the Monthly Deduction Day on which the Cash Surrender Value before monthly deductions, less any unpaid loan and accrued loan interest is less than the Monthly Deduction Charge for the next policy month. To inform you of the termination of the policy, we will mail a notice to you (and any known assignee) at least 30 days before the end of the Late Period.

•

Special Provision Regarding Extended Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

•	Change in Objective of an Investment Division—In the event of a material change in the investment

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strategy of any Investment Division of the Separate Account, you have the option of converting your policy, within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit life insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the date of conversion. The new policy will be based on the same issue age(s), gender(s) and class(es) or risk (singular refers to VUL, plural refers to SVUL) as your original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable investment options, such as the Investment Divisions.

•

Transfers—Transfers between Investment Divisions (and to and from the Fixed Account) are generally permitted. We may not accept transfer instructions that are submitted by any person, asset allocation service and/or market timing service on your behalf.

•	The Spouse’s Paid-Up Insurance Purchase Option Rider is renamed Rider Insured’s Paid-Up Insurance Purchase Option (RIPPO) in New York.

•	Suicide Exclusion—Reference to “sane” or “insane” has been removed.

North Dakota

•	The Suicide Exclusion Period—is one year from the Issue Date.

•	Policy Proceeds—Settlements shall be made within 60 days after due proof of death.

Oregon

•

Free Look (“Right To Examine Policy”)—If you cancel your policy, we will pay you the greater of the policy’s Cash Value as of the date the policy is returned or the total premiums paid, including policy fees or charges paid, less any loans and partial surrenders.

•

Policy Proceeds—A claim for the life insurance proceeds includes a fully completed claim form and a certified death certificate. If settlement of a claim is made after the first 30 days after receipt of due proof of death, it will bear interest equal to the greater of the loan interest crediting rate or the interest paid on deferred loan or surrender proceeds.

•

Change in Objective of an Investment Division—In the event of a material change in the investment strategy of any Investment Division of the Separate Account, you have the option of converting your policy, with 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the of conversion. The new policy will be based on the same issue age, gender and class of risk as the original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable Investment Options, such as the Investment Divisions.

•	State Premium Tax Charge—is referred to as a “State Tax Charge Back.”

•	Late Period—If you do not mail a payment that is postmarked by the end of the Late Period, the policy will end.

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VARIATIONS BY JURISDICTION (FOR POLICIES ISSUED ON OR AFTER 5/1/12 IF AVAILABLE)

The following lists by jurisdiction any variations to the statements made in this prospectus. Unless otherwise stated, the variations listed apply to both VUL and to SVUL policies issued on or after May 1, 2012.

Alabama, Alaska, Colorado, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, Wyoming.

•	Payment of Policy Proceeds—See your policy for specific details regarding the payment of the policy proceeds and the interest payable on those proceeds.

•

Contestable Period—(SVUL Only) On the second policy year (or the second policy year after a Face Amount Increase, increase in Life Insurance Benefit due to an Unplanned Premium payment, reclassification or reinstatement), we will send a letter requesting notification of the death of any Insured covered by your policy. Failure to provide notice of the death of any Insured in reply to this letter could result in a contest of the policy.

California

•

Free Look (“Right To Examine Policy”) (For VUL and SVUL policies issued before May 1, 2014) — If you cancel your policy, we will pay you within 30 days from the date we are notified the greater of the policy’s Cash Value plus any charges that were deducted from any premium payments paid as of the date the policy is returned or the premiums paid, less any loans and partial surrenders you have taken.

•

Free Look (“Right To Examine Policy”) (For SVUL policies issued on or after May 1, 2014) — Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased. Upon such a return, the policy will be void from the start, and a refund will be made. As of the date the policy is returned in Good Order, the amount we refund will be the policy’s Cash Value, plus any Premium Expense Charges, plus any Monthly Deduction Charges, minus loans.

•

If you are over the age of 60, you may return the policy to us or to the registered representative through whom it was purchased within 30 days from the date you received it. During that 30-day cancellation period, your money will be placed in our General Account unless you direct that the premium be allocated to the Investment Divisions during that time. If you do not direct that the premium be allocated to the Investment Divisions during the 30-day cancellation period and you return the policy during that time, you will be entitled to a refund of the premium and any policy fee paid, less any loans and partial surrenders you have taken. If you do direct that the premium be allocated to the Investment Divisions during the 30-day cancellation period, you will be entitled to a refund of the policy’s account value (minus loans) on the day the policy is received by us or your registered representative, which could be less than the premium you paid for the policy, plus any policy fee paid. A return of the policy after 30 days may result in substantial penalties, including a surrender charge.

Connecticut

•

Free Look (“Right to Examine Policy”) – (SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of :

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

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•	Loan Interest Rate—Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

•

Loan and Surrender Payment Deferral—We can defer paying you any partial or full Cash Surrender Value benefits or defer any loan proceeds, except for a loan or a partial surrender used to pay a monthly deduction due us, based on funds allocated to the Fixed Account, for up to 60 days from the date we receive your request in Good Order. Interest will be paid (from the date we receive all information in Good Order) on any amount deferred beyond that date.

•	Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

Delaware

•

Free Look (“Right to Examine Policy”)—(SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of :

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

•	Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

District of Columbia

•

Free Look (“Right to Examine Policy”) – (SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of :

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

•	Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

Florida

•

Termination and Late Period—The Late Period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value prior to deducting the Monthly Deduction Charge for the next policy month is zero or less than zero.

•

Special Provision Regarding Extended Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

Michigan

•	Living Benefits Rider—This benefit can be exercised if the Insured has a life expectancy of six months or less.

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Montana

•

Any variable policy issued in Montana is always on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the Insured (VUL) should be disregarded for policies issued in this state. SVUL is not available for sale.

New York

•	Reference to “State Insurance Department” means NY State Department of Financial Services.

•

Free Look (“Right To Examine Policy”)—You have 10 days from the date you receive your policy. If you cancel your policy, we will pay you within 10 days from the date the policy is mailed or delivered in Good Order to the Home Office, the Service Office or the registered representative through whom it was purchased.

•

Termination and Late Period—The Late Period is the 61 days following the Monthly Deduction Day on which the Cash Surrender Value before monthly deductions, less any unpaid loan and accrued loan interest is zero or less than zero.

•

Special Provision Regarding Option to Purchase Paid-up Insurance—On each policy anniversary, you have the right to apply the policy’s Cash Surrender Value to obtain a paid-up insurance benefit. See your policy for details regarding this option.

•

Change in Objective of an Investment Division—In the event of a material change in the investment strategy of any Investment Division of the Separate Account, you have the option of converting your policy, within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit life insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the date of conversion. The new policy will be based on the same issue age(s), gender(s) and class(es) or risk (singular refers to VUL, plural refers to SVUL) as your original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable Investment Options, such as the Investment Divisions.

•

Transfers—Transfers between Investment Divisions (and to and from the Fixed Account) are generally permitted. We may not accept transfer instructions that are submitted by any person, asset allocation service and/or market timing service on your behalf.

•	The Spouse’s Paid-Up Insurance Purchase Option Rider is renamed Rider Insured’s Paid-Up Insurance Purchase Option (RIPPO) in New York.

North Dakota

•

Free Look (“Right to Examine Policy”) – (SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned in Good Order, the amount we refund will be equal to the greater of:

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

•	The Suicide Exclusion Period—is one year from the Issue Date.

•	Policy Proceeds—Settlements shall be made within 60 days after due proof of death.

•	Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

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South Dakota

•

Free Look (“Right to Examine Policy”)—(SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of :

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

•	Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

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OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about New York Life Variable Universal Life Accumulator (“VUL”) and New York Life Survivorship Variable Universal Life Accumulator (“SVUL”), including information about compensation arrangements. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus or any other address we indicate to you in writing), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The current SAI is incorporated by reference into this prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

Information about VUL and SVUL (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about VUL and SVUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a personalized illustration or additional information about your policy, contact your registered representative or call our toll-free number, 1-800-598-2019.

SEC File Number: 811-07798

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Statement of Additional Information

dated

May 1, 2017

for

New York Life Variable Universal Life Accumulator

and

New York Life Survivorship Variable Universal Life Accumulator

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (“NYLIAC”)

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current New York Life Variable Universal Life Accumulator Insurance (“VUL”) and New York Life Survivorship Variable Universal Life Accumulator Insurance (“SVUL”) prospectus. You should read the SAI in conjunction with the current prospectus dated May 1, 2017 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling NYLIAC at 1-800-598-2019 or by writing to NYLIAC at the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). The prospectus is also posted on our corporate website, www.newyorklife.com. Capitalized terms used but not defined in the SAI have the same meaning as in the current prospectus.

VUL and SVUL are offered under NYLIAC Variable Universal Life Separate Account-I.

1

GENERAL INFORMATION AND HISTORY

The VUL and SVUL prospectus and SAI describe two flexible premium variable universal life insurance policies that NYLIAC issues: the New York Life Variable Universal Life Accumulator (VUL) and the New York Life Survivorship Variable Universal Life Accumulator (SVUL). VUL is no longer being offered. However, we will still accept additional premiums under existing policies subject to any contractual restrictions that may exist.

About NYLIAC

NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC and Separate Account financial statements are also included in this SAI. NYLIAC’s principal business address is 51 Madison Avenue, New York, New York 10010.

NYLIAC is a wholly-owned subsidiary of NYLIC, a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $152.6 billion at the end of 2016. NYLIC has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

About NYLIAC Variable Universal Life Separate Account—I

NYLIAC Variable Universal Life Separate Account—I (the “Separate Account”) is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Tax Status of NYLIAC and the Separate Account

NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase tax deductible reserves associated with the policies.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

The prospectus provides information about the policy and its riders. The following is additional information about these terms.

Changing the Face Amount of Your Policy

You can request one increase in the Face Amount each Policy Year of your policy if all of the following conditions are met:

•	the insured is (under VUL) or both insureds are (under SVUL) is still living;

•	the insured is age 80 or younger (under VUL) or the older insured is age 80 or younger (under SVUL);

•	the increase you are requesting is $5,000 or more;

•	the requested increase will not cause the policy’s Face Amount to exceed our maximum limit on the risk

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we retain, which we set at our discretion; and

•

you submit a written application in Good Order, that is signed by the insured(s) and the policyowner(s) to either your registered representative or to the VPSC at one of the addresses listed on the first page of prospectus (or any other address we indicate to you in writing) along with satisfactory evidence of insurability.

We can limit any increase in the Face Amount of your policy.

You can request one decrease in the Face Amount of your policy each Policy Year if all of the following conditions are met:

•	the insured (under VUL) or last surviving insured (under SVUL) is still living;

•	the decrease you are requesting will not reduce the policy’s Face Amount below $50,000 (under VUL) or $100,000 (under SVUL); and

•

you submit a written application in Good Order, signed by the policyowner(s) to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).

We may limit any decrease in the Face Amount of your policy.

Additional Information About the Amount in the Separate Account: Valuation of Accumulation Units

The value of an accumulation unit on any Valuation Day equals the value of an accumulation unit on the preceding Valuation Day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding Valuation Day to its close on the current Valuation Day using the following formula:

(a/b)

Where: a = the sum of:

(1)	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus

(2)	the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period; and

b = the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding Valuation Day.

The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

Additional Benefits Through Riders and Options

A description of the riders and options that are (or have been) available with this policy is provided in the “Additional Benefits Through Riders and Options” section in the current prospectus.

Riders and options are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider or option you are considering is available in your jurisdiction. Additional information for specific riders and options appears below. There may be an additional charge for a rider.

Living Benefits Rider (also known as Accelerated Benefits Rider)

Under this rider, if the insured (under VUL) or last surviving insured (under SVUL) has a life expectancy of twelve months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider in order to have it included in your policy. Under the VUL Policy, this election can be made at any time. Under the SVUL Policy, you can elect this rider only after the first death of an insured. This rider is not available on Qualified Policies.

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You can cancel this rider at any time by sending us a signed written notice in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). This rider will end on the date we receive your request.

You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to:

Elected percentage	X	Eligible proceeds	X	Interest factor	-	Administrative fee (up to $150)	-	Elected percentage of an unpaid policy loan

Minimum accelerated benefit amount: $25,000.

Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies policies).

If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

When we make a payment under this rider, we will reduce your policy’s Face Amount, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of $150 at the time you exercise the rider.

Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

Spouse’s Paid-Up Insurance Purchase Option Rider (VUL Policies Only)

This rider allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies. Subject to state availability, this rider is included in the VUL policy.

The maximum Face Amount of the spouse’s new paid-up whole life policy is the lesser of:

(1) the maximum amount of the Policy Proceeds payable under this policy (before any unpaid loan is deducted); or

(2) $5,000,000.

If the insured’s spouse dies at the same time as the insured or within 30 days after the insured’s death and does not exercise the option under this rider, we will pay a benefit to the spouse’s estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed a maximum of $2.5 million).

If a third party (including a trust) is the policyowner and beneficiary under the policy, that third party can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The policyowner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.

Guaranteed Minimum Death Benefit (GMDB) Rider

As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will never lapse due to its Cash Surrender Value being insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy’s Cash

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Surrender Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the insured’s age 100 (under VUL) or the younger insured’s age 100 (under SVUL). This rider is available as long as the benefit period is at least ten years. You may cancel this rider at any time by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or following receipt of your request.

In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy to keep the rider in force. The premium you must pay under this rider varies by policy and is called the monthly “Guaranteed Minimum Death Benefit (GMDB) premium.” You will find it on your Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

Having this rider affects your ability to take policy loans in the following way: (a) If you take a loan during the first two Policy Years, this rider will end. (b) After the first two Policy Years, you may take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of up to 6.0% as of that date.

Term Insurance on Other Covered Insured (OCI) Rider (VUL Policies Only)

The minimum amount of term insurance that you can apply for under this rider is $25,000. The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured’s death. To convert the term insurance for any living OCI pursuant to the restrictions noted above, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicated to you in writing). The term insurance under this rider also will end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 100.

We refer to any person who is covered under this rider as an “Other Covered Insured.” This rider is not available on the Primary Insured.

Guaranteed Insurability Rider (VUL Policies Only)

Scheduled option dates are the policy anniversaries on which the Primary Insured attains each of the following ages: 22, 25, 28, 31, 34, 40, 43, and 46. An alternative option date is the Monthly Deduction Day on or following the date that is three months after any of these events:

•	the marriage of the Primary Insured;

•	the birth of a living child to the Primary Insured; or

•	the legal adoption of a child by the Primary Insured.

If elected, the new policy or increase in Face Amount will take effect as of a scheduled or alternative option date. This date always will be a Monthly Deduction Day. When one of the events that would trigger an

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alternative option date occurs, we will automatically provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.

In order to exercise this rider’s benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $150,000 or a multiple of the policy’s Face Amount based on the Primary Insured’s age when the policy was Issued, The multiples are set forth below:

Age At Issue	Multiple
18-21	5 times Face Amount
22-37	2 times Face Amount
38-43	1 times Face Amount

This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events that trigger an alternative option date occurs within 3 months before that anniversary, you will continue to have the right to purchase additional Insurance coverage until that option date. We will provide the automatic term insurance coverage up to that option date as well.

Insurance Exchange Rider (VUL Policies Only)

When an exchange is made to a new policy the Cash Value of your policy will be transferred to the new policy and become the Cash Value for the new policy. However, the Cash Surrender Value under the new policy may be different since surrender charges will be based on the new insured’s age and gender. Please note that in order to exercise the Insurance Exchange Rider, you must send a completed Insurance Exchange Rider form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).

The maximum Face Amount of the new policy is the lesser of the Face Amount of the original policy on the Policy Date or the Face Amount of the original policy on the date of the exchange.

Before we can issue the new policy, you must provide us with evidence of insurability on the new insured and have an insurable interest in the new insured. The Policy Date and the Issue Date of the new policy will be the date on which the policy is exchanged. The new cost of insurance rates, premium payments and charges will be based on the new insured’s age, gender, and risk classification at the time the exchange occurs. However, surrender charges on the new policy will be measured from the Policy Date of the original policy.

Under certain circumstances, you may be required to make a payment in order to exercise the exchange rider:

(1)	If the Cash Surrender Value of the new policy will exceed the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values is required.

(2)	If the Cash Surrender Value of the new policy after the exchange would be zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange will be required.

These payments will be treated as a premium payment and will be applied to your policy.

The IRS has ruled that an exchange of policies pursuant to this type of rider does not qualify as a tax-deferred exchange under IRC Section 1035. Accordingly, the exercise of your rights under this rider will result in a taxable event. You will be required to include in gross income an amount equal to the gain in the policy. The exercise of your rights under this rider also may result in the new policy’s classification as a modified endowment contract, as discussed in the prospectus. You should consult your tax adviser about the potential adverse tax consequences of exercising your rights under this rider.

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Monthly Deduction Waiver Rider (VUL Policies Only)

You must provide proof that the Primary Insured has been totally disabled for at least six consecutive months before we will waive any monthly deduction charges. We will waive the monthly deduction charges as long as the disability continues. From time to time we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.

In addition, the following special rules apply:

•

If the total disability begins on or before the policy anniversary on which the Primary Insured is age 60 and continues to the policy anniversary on which the insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of the time that the policy is in effect. We will not require any further proof of disability.

•

If the total disability begins after the policy anniversary on which the Primary Insured is age 60 but before age 65, we will waive the monthly deduction charges, as long as the disability continues, until the policy anniversary on which the Primary Insured is age 65.

We will not waive the monthly deduction charges for any disability that begins on or after the policy anniversary on which the Primary Insured is age 65.

In the event of the total disability (as defined in the rider), we will waive the following deductions from Cash Value on each Monthly Deduction Day:

•	the monthly cost of insurance for the base policy;

•	the monthly cost of riders, if any;

•	the monthly contract charge;

•	the monthly per thousand charge, if any; and

•	the monthly Mortality and Expense Risk charge.

If you elect the Monthly Deduction Waiver Rider, you may not elect the Waiver of Specified Premium Rider. If you have elected the GMDB Rider, you will not be charged for, or receive a benefit under that rider whenever monthly deduction charges are being waived under the Monthly Deduction Waiver Rider.

Children’s Insurance Rider (VUL Policies Only)

A child born to, or legally adopted by, the Primary Insured while the rider is in effect is also a covered child. For a child to be covered under this rider, he or she must be age 18 or younger when this rider is issued, or when that child would otherwise be covered. However, no child is covered under this rider until the 15th day after birth.

If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.

When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase one to twenty-five units of coverage on each child. Each unit provides $1,000 of level term insurance. The number of units must be for the same child. Each child covered under this rider is issued in a standard risk class.

The term insurance coverage, or the paid-up insurance, on each covered child will end on the earlier of:

•	The policy anniversary on which the covered child is age 25; or

•	The policy anniversary on which the Primary Insured, is, or would have been, age 65.

Within 31 days after the date on which the term insurance ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum face amount of the new policy is five times the amount of the term insurance coverage on the

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covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion.

Guaranteed Minimum Accumulation Benefit (GMAB) Rider

The Guaranteed Minimum Accumulation Benefit (GMAB) Rider provides a guarantee that at the end of the 12th Policy Year, your Separate Account Value will not be less than the Adjusted GMAB Account Value. At the end of the 12th Policy Year, if the Separate Account Value is less that the Adjusted GMAB Account Value, the Separate Account Value will be increased to equal the Adjusted GMAB Account Value (“Rider Exercise”). If the Separate Account Value is more than the Adjusted GMAB Account Value at this date, the Separate Account Value will not be increased.

The initial GMAB Account Value is equal to the initial Net Premiums allocated to the GMAB Investment Divisions. On any Monthly Deduction Day thereafter, a calculation equal to (a + b + c – d – e – f + g) will be performed to determine the GMAB Account Value where:

a =	the GMAB Account Value on the prior Monthly Deduction Day;

b =	the sum of all Net Premiums allocated to the GMAB Investment Divisions since the prior monthly deduction day;

c =	any amounts transferred (or otherwise added) to the GMAB Investment Divisions since the prior Monthly Deduction Day;

d =	the portion of the monthly deductions from cash value and separate account charges (including the GMAB Rider Charge) deducted from the GMAB Investment Divisions on that Monthly Deduction Day:

e =	the amount of any GMAB Proportional Transfer(s) made since the prior Monthly Deduction Day;

f =	the amount of any GMAB Proportional Withdrawal(s) taken since the prior monthly Deduction Day; and

g =	the product of (i) x (ii) where:

(i)	= the GMAB Interest Rate; and

(ii)	= (a + b + c – d – e – f) minus any outstanding loans and accrued loan interest.

The GMAB Interest rate will never be less than 2% on an annualized basis. For purposes of calculating the GMAB Account Value, any amounts you are permitted to retain in certain discontinued GMAB Allocation Alternatives will be counted as cash value held in the GMAB Investment Divisions. A GMAB Proportional Transfer is equal to the amount you transfer (or is otherwise deducted) from the GMAB Investment Divisions to the Fixed Account, divided by the cash value attributable to the GMAB Investment Divisions immediately preceding this transfer, multiplied by the GMAB Account Value on the effective date of the transfer. A GMAB Proportional Withdrawal is equal to the sum of the partial surrenders (including associated fees or charges, if any) deducted from the GMAB Investment Divisions, divided by the cash value attributable to the GMAB Investment Divisions immediately preceding the surrender, multiplied by the GMAB Account Value on the effective date of the surrender.

The GMAB Account Value does not include any amounts allocated, or subsequently transferred from the GMAB Investment Divisions, to the Fixed Account. The GMAB Account Value may be less than the Separate Account Value of the policy and may be less than the total premiums paid. The Rider does not guarantee a return of principal. The GMAB Account Value is not available for payment of any monthly deductions from cash value and/or separate account charges; loans or loan repayments; surrenders, partial surrenders or periodic partial withdrawals; premium payments; or to reinstate a policy. You will not receive the GMAB Account Value on a 1035 exchange or other policy exchange, or as part of a Life Insurance Benefit (other than those that may be paid in connection with Section 7702 of the IRC).

To be eligible for the GMAB Rider, you must allocate all of your cash value to the GMAB Allocation Alternatives. If you have elected the rider, the only Asset Allocation Model you can select is the Conservative

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Asset Allocation Model as that Model is comprised entirely of Investment Divisions that are consistent with the GMAB Allocation Alternatives. All subsequent premium payments and/or transfers must be made to one or more of these GMAB Allocation Alternatives. If you make a premium payment or a transfer to an allocation alternative other than a GMAB Allocation Alternative, your election will be pended and you will be given the opportunity to cancel or modify your election. If you choose to make this election after notification, the GMAB Rider will end and you will be charged a cancellation fee. We may make changes to the GMAB Allocation Alternatives available with the GMAB Rider by discontinuing a GMAB Investment Division because it has been: (1) closed; (2) merged with an Investment Division not offered as a GMAB Allocation Alternative; or (3) otherwise restricted by that Investment Division’s investment advisor. We will promptly notify you of any such change and request conforming allocation and/or transfer instructions from you. If we do not receive these instructions within 60 days of notification, we will transfer the amount in your discontinued GMAB Allocation Alternative to the MainStay VP U.S. Government Money Market Investment Division, or a similar replacement GMAB Allocation Alternative. Any loan repayments, partial withdrawals or premium payments that were directed to the discontinued GMAB Allocation Alternative will also be reallocated to the MainStay VP U.S. Government Money Market Investment Division, or a similar replacement GMAB Allocation Alternative, if not reallocated by you. We may also discontinue offering a GMAB Allocation Alternative at any time. If we do so, any funds already allocated to that discontinued GMAB Allocation Alternative may remain, but no additional funds may be allocated, reallocated, or transferred to that allocation alternative. If we do not receive conforming instructions for future allocations or transfers, we will allocate these amounts to the MainStay VP U.S. Government Money Market Investment Division, or a similar replacement GMAB Allocation Alternative.

You are not eligible for the GMAB Rider if you have elected the Cash Value Accumulation Test as the policy’s Life Insurance Qualification Test. At the end of the 12th Policy Year, you have the option to elect another benefit period under a new GMAB Rider if we receive your election notice by the date specified in the Rider. The GMAB Rider Charge and the GMAB Interest Rate for the new GMAB Rider will be based on the rates then in effect.

You may cancel the Rider at any time. To cancel the Rider, you must send a signed notice in Good Order to the VPSC at one of the addresses noted on the first page of the Prospectus (or any other address we indicate to you in writing). If a cancellation occurs prior to the end of the 12th Policy Year, a cancellation fee of no more than 2% of the Adjusted GMAB Account Value may apply. The Rider will end on the date we receive your request in Good Order. The Rider will also end if the insured dies prior to the end of the benefit period; the policy ends, is surrendered or lapses; at the end of the 12th Policy Year; or if you choose to make a premium payment or transfer to an allocation alternative other than a GMAB Allocation Alternative after notification. The Rider provides no benefit if you surrender the policy (or cancel the Rider) before the end of the 12th Policy Year. It also provides no benefit if the policy lapses, even if the Adjusted GMAB Account Value is greater than the Separate Account Value.

Option Available at No Additional Charge

•	Policy Split Option (SVUL Policies Only)

This option allows you to split your policy into two single adjustable life insurance policies that each insure the life of one of the insureds under certain circumstances. You are allowed to make this split within six months after either of the following two dates:

(1) the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months; or

(2) the effective date of a change in the federal tax law that results in:

(a) a reduction in the unlimited federal estate tax marital deduction provision (Section 2056 of the IRC), or

(b) a reduction of at least 50% in the level of the estate tax rate from the 1986 Tax Act payable on death.

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In addition, a split can be made for any other reason, if we agree. You must request a policy split in writing. At the time of the split: (1) both insureds must be living; (2) we will not ask for evidence of insurability (except in certain jurisdictions); (3) each new policy will be an adjustable life insurance policy, which we offer for the purpose of this option and which was available on the Policy Date of your original policy; and (4) an insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

The Policy Date and Issue Date of each new policy will be the date when you split the policy. The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.

We will not assess a fee on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the type of policy into which you are splitting your policy, to each of the new policies that result from the policy split. The cost of insurance rates for each new policy will be based on the insured’s age and gender on the date of the split and most recent underwriting class on the original policy. The initial premium for each new policy will be one half of the Cash Value of the original policy less any unpaid loan (including any accrued loan interest).

The Face Amount of each new policy will equal one half of the original base policy Face Amount, plus one half of the face amount of any riders on the original policy. The benefits from any Level First-To-Die Term Rider in effect will be excluded from this calculation. If the original policy has been assigned, each new policy will have the same assignment.

Splitting your policy may have certain adverse tax consequences. The IRS has ruled privately that where the insured or insureds of an insurance policy that is exchanged for a new policy are not identical to the insured or insureds of the new policy, the exchange is taxable.

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Examples of IRC Section 7702 on Life Insurance Benefits

Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how the choice of the Guideline Premium Test (“GPT”) or the Cash Value Accumulation Test (“CVAT”) can impact the Life Insurance Benefit.

(Effect of IRC Section 7702 on Life Insurance Benefit) VUL

LIFE INSURANCE BENEFIT OPTION 1
Example 1 (GPT) Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount
	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	400,000	500,000
(3) IRC Sec. 7702 Percentage On Date of Death	215%	215%
(4) Basic Death Benefit	1,000,000	1,000,000
(5) Cash Value multiplied by 7702 percentage	860,000	1,075,000
(6) Death Benefit [Greater of (4) or (5)]	1,000,000	1,075,000
Example 2 (CVAT) Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount
	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	200,000	500,000
(3) IRC Sec. 7702 Percentage On Date of Death	346%	346%
(4) Basic Death Benefit	1,000,000	1,000,000
(5) Cash Value multiplied by 7702 percentage	692,000	1,730,000
(6) Death Benefit [Greater of (4) or (5)]	1,000,000	1,730,000

LIFE INSURANCE BENEFIT OPTION 2
Example 1 (GPT) Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount + Cash Value
	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	400,000	900,000
(3) IRC Sec. 7702 Percentage On Date of Death	215%	215%
(4) Basic Death Benefit	1,400,000	1,900,000
(5) Cash Value multiplied by 7702 percentage	860,000	1,935,000
(6) Death Benefit [Greater of (4) or (5)]	1,400,000	1,935,000
Example 2 (CVAT) Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount + Cash Value
	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	300,000	600,000
(3) IRC Sec. 7702 Percentage On Date of Death	346%	346%
(4) Basic Death Benefit	1,300,000	1,600,000
(5) Cash Value multiplied by 7702 percentage	1,038,000	2,076,000
(6) Death Benefit [Greater of (4) or (5)]	1,300,000	2,076,000

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LIFE INSURANCE BENEFIT OPTION 3

Example 1 (GPT) Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount + Adjusted Total Premium

	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Adjusted Total Premium	250,000	250,000
(3) Cash Value	500,000	750,000
(4) IRC Sec. 7702 Percentage On Date of Death	215%	215%
(5) Basic Death Benefit	1,250,000	1,250,000
(6) Cash Value multiplied by 7702 percentage	1,075,000	1,612,500
(7) Death Benefit [Greater of (5) or (6)]	1,250,000	1,612,500
Example 2 (CVAT) Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount + Adjusted Total Premium

	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Adjusted Total Premium	250,000	250,000
(3) Cash Value	300,000	500,000
(4) IRC Sec. 7702 Percentage On Date of Death	346%	346%
(5) Basic Death Benefit	1,250,000	1,250,000
(6) Cash Value multiplied by 7702 percentage	1,038,000	1,730,000
(7) Death Benefit [Greater of (5) or (6)]	1,250,000	1,730,000

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EXAMPLES

(Effect of IRC Section 7702 on Life Insurance Benefit) SVUL

LIFE INSURANCE BENEFIT OPTION 1 Example 1 (GPT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount

	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Cash Value	100,000		550,000
(3) IRC Sec. 7702 Percentage On Date of Death	185	%*	185	%*
(4) Basic Death Benefit	1,000,000		1,000,000
(5) Cash Value multiplied by 7702 percentage	185,000		1,017,500
(6) Death Benefit [Greater of (4) or (5)]	1,000,000		1,017,500

Example 2 (CVAT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount

	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Cash Value	100,000		275,000
(3) IRC Sec. 7702 Percentage On Date of Death	389	%*	389	%*
(4) Basic Death Benefit	1,000,000		1,000,000
(5) Cash Value multiplied by 7702 percentage	389,000		1,069,750
(6) Death Benefit [Greater of (4) or (5)]	1,000,000		1,069,750

LIFE INSURANCE BENEFIT OPTION 2 Example 1 (GPT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount + Cash Value

	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Cash Value	100,000		500,000
(3) IRC Sec. 7702 Percentage On Date of Death	185	%*	185	%*
(4) Basic Death Benefit	1,100,000		1,500,000
(5) Cash Value multiplied by 7702 percentage	185,000		925,000
(6) Death Benefit [Greater of (4) or (5)]	1,100,000		1,500,000

Example 2 (CVAT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount + Cash Value

	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Cash Value	100,000		350,000
(3) IRC Sec. 7702 Percentage On Date of Death	389	%*	389	%*
(4) Basic Death Benefit	1,100,000		1,350,000
(5) Cash Value multiplied by 7702 percentage	389,000		1,361,500
(6) Death Benefit [Greater of (4) or (5)]	1,100,000		1,361,500

*	Percentage based on death of both insureds in first Policy Year.

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LIFE INSURANCE BENEFIT OPTION 3

Example 1 (GPT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount + Adjusted Total Premium

	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Adjusted Total Premium	200,000		200,000
(3) Cash Value	100,000		650,000
(4) IRC Sec. 7702 Percentage On Date of Death	185%		185%
(5) Basic Death Benefit	1,200,000		1,200,000
(6) Cash Value multiplied by 7702 percentage	185,000		1,202,500
(7) Death Benefit [Greater of (5) or (6)]	1,200,000		1,202,500
Example 2 (CVAT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount + Adjusted Total Premium

	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Adjusted Total Premium	200,000		200,000
(3) Cash Value	100,000		325,000
(4) IRC Sec. 7702 Percentage On Date of Death	389	%*	389	%*
(5) Basic Death Benefit	1,200,000		1,200,000
(6) Cash Value multiplied by 7702 percentage	389,000		1,264,250
(7) Death Benefit [Greater of (5) or (6)]	1,200,000		1,264,250

*	Percentage based on death of both insureds in first Policy Year.

Additional Information About Changing Options

You can change your Life Insurance Benefit Option. The following Examples demonstrate the impact this change can have on your Life Insurance Benefit.

EXAMPLE

Change From Option 1 To Option 2

Cash Value	$200,000
Face Amount before option change	$2,000,000
Face Amount after option change ($2,000,000 – $200,000)	$1,800,000
Life Insurance Benefit immediately before and after Option change	$2,000,000

Change From Option 3 To Option 1

Adjusted Total Premium	$100,000
Cash Value	$150,000
Face Amount before option change	$2,000,000
Face Amount after option change ($2,000,000 + $100,000)	$2,100,000
Life Insurance Benefit immediately before and after Option change	$2,100,000

Change From Option 2 To Option 1

Cash Value	$150,000
Face Amount Before option change	$2,000,000
Face Amount after option change ($2,000,000 + $150,000)	$2,150,000
Life Insurance Benefit immediately before and after Option change	$2,150,000

Change From Option 3 To Option 2

Adjusted Total Premium	$100,000
Cash Value	$200,000
Face Amount before option change	$2,000,000
Face Amount after option change ($2,000,000 + $100,000 – $200,000)	$1,900,000
Life Insurance Benefit immediately before and after Option change	$2,100,000

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DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, NJ 07302.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

For VUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 7.5% per year. (This figure is based on planned annual premiums of $3,500 and assumes a discount rate of 6%. Additional assumptions for VUL policies are: Male issue age 40, issued Preferred, with an initial face amount of $250,000.) Broker-dealers receive commission not to exceed 50% of the premiums paid up to a policy’s Target Premium in Policy Year 1, 8% in Policy Year 2, 7% in Policy Year 3-10, 3.5% in Policy Years 11-15 and 3.0% in Policy Years 16-30, plus 3.0% of premiums paid in excess of such amount in Policy Years 1-30. Broker-dealers may also receive additional asset-based fees of 0.10% in Policy Years 11 and beyond.

For SVUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.2% per year. (This figure is based on planned annual premiums of $15,000 and assumes a discount rate of 6%. Additional assumptions for the SVUL product are Male issue age 55, issued Preferred, and Female issue age 50, issued Preferred, with an initial face amount of $1,000,000.) Broker-dealers receive commission not to exceed 50% of the premiums paid up to the Target Premium in Policy Year 1, 8% for Policy Year 2, 6.25% for Policy Years 3 and 4, 6.5% for Policy Years 5 and 6, 5.5% for Policy Years 7, 5.0% for Policy Years 8-10, and 3.5% for Policy Years 11-15, plus 3.0% of premiums paid in excess of such amount in Policy Years 1-15.

The “Target Premium” is used in the calculation of the maximum commission payable and is based on the age(s) of the insured(s) at the inception of the policy, gender, and the face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.

The total commissions paid during the fiscal year ended December 31, 2016, 2015 and 2014 were $3,124,388, $3,503,919, and $4,716,968, respectively. NYLIFE Distributors did not retain any of these commissions.

NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by NYLIC or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive

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commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations include: (a) the insured’s age; (b) the insured’s health history; (c) whether the insured smokes or not; and (d) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

In the case where a policy’s Face Amount of coverage is increased, monthly deductions are calculated by allocating Cash Values based on the earliest layer(s) of coverage first.

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ADDITIONAL INFORMATION ABOUT CHARGES

The following example reflects how charges can impact a policy.

VUL EXAMPLE

This example assumes a Male insured, issue age 40, Preferred rating, a Target Premium of $2,990, an annual planned premium of $3,500, an initial Face Amount of $250,000, and a selection of Life Insurance Benefit Option 1 by the policyowner. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.11% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.

PREMIUM	$3,500.00
Less sales expense charge(1)	150.95
Less state premium tax charge (2%)	70.00
Less Federal tax charge (1.25%) (if applicable)	43.75
NET PREMIUM	$3,235.30

Plus net investment performance (earned from the Investment Divisions and/or the Fixed Account)	142.45
Less total annual monthly contract charge(2)	420.00
Less total annual monthly cost of insurance charge (varies monthly)	55.38
Less total annual monthly cost of riders(3)	0.00
Less total annual Mortality and Expense Risk Charge(4)	16.07
Less total annual per Thousand Face Amount charge	340.86

CASH VALUE
Less Surrender Charge(5) (if applicable)	$2,545.44 1,750.00
CASH SURRENDER VALUE (as of the end of first Policy Year)	$795.44

You choose the amount of premium you intend to pay and the frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums

We allocate your net premium to the Investment Divisions, the Fixed Account and/or DCA Plus Account based on your instructions.

Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.

We may assess a surrender charge when you make a Face Amount decrease, partial withdrawal, or full surrender in the first ten Policy Years, or within ten years after you increase the Face Amount.(5)

The amount of loans, withdrawals and surrenders you can make is based on your policy’s Cash Surrender Value. Your policy will terminate if your Cash Surrender Value is insufficient to pay your policy’s monthly charges.

(1)	For details about how we calculate the sales expense charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.
(2)	We currently deduct a monthly contract charge of $35 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $15 per month in Policy Years 2-10 and $10 in Policy Years 11 and beyond.
(3)	This example assumes you have not chosen any riders.
(4)	For details about how we calculate the Mortality and Expense Risk charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.
(5)	If you surrender your Policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to the Table of Fees and Expenses in the prospectus.

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SVUL EXAMPLE

This example assumes a Male issue age 55 and Female issue age 50, both Preferred, a Target Premium of $12,662, a Face Amount of $1,000,000, and a selection of Life Insurance Benefit Option 1 by the policyowner. This example assumes you pay an annual planned premium of $15,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments. It assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.11% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not increase.

PREMIUM	$15,000.00
Less sales expense charge(1)	645.27
Less state premium tax charge (2%)	300.00
Less Federal tax charge (1.25%) (if applicable)	187.50
NET PREMIUM	$13,867.23

Plus net investment performance (earned from the Investment Divisions and/or the Fixed Account)	650.86
Less total annual monthly contract charge(2)	420.00
Less total annual monthly cost of insurance charge (varies monthly)	15.23
Less total annual monthly cost of riders(3)	0.00
Less total annual Mortality and Expense Risk Charge(4)	72.65
Less total annual per Thousand Face Amount charge (not including riders)	1,593.36

CASH VALUE
Less Surrender Charge(5) (if applicable)	$12,416.86 7,500.00
CASH SURRENDER VALUE (as of the end of first Policy Year)	$4,916.86

You choose the amount of premium you intend to pay and the frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums

We allocate your net premium to the Investment Divisions, the Fixed Account and/or DCA Plus Account based on your instructions.

Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.

We may assess a surrender charge when you make a Face Amount decrease, partial withdrawal, or full surrender in the first ten Policy Years, or within ten years after you increase the Face Amount.(5)

The amount of loans, withdrawals and surrenders you can make is based on your policy’s Cash Surrender Value. Your policy will terminate if your Cash Surrender Value is insufficient to pay your policy’s monthly charges.

(1)	For details about how we calculate the sales expense charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.
(2)	We currently deduct a monthly contract charge of $35 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $15 per month in Policy Years 2-10 and $10 in Policy Years 11 and beyond.
(3)	This example assumes you have not chosen any riders.
(4)	For details about how we calculate the Mortality and Expense Rate charges for your policy, please refer to the Table of Fees and Expenses in the prospectus.
(5)	If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to the Table of Fees and Expenses in the prospectus.

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The following is additional information about specific charges that can be associated with your policy.

Deductions from Premiums

• Sales expense charge

We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, the per thousand Face Amount charge, or the monthly contract charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy.

When your policy is issued, we determine the initial Target Premium for your policy. Your Target Premium is based on the specific age, sex, and underwriting class of the insured(s) and the base policy amount. We use the Target Premium for the purpose of calculating the sales expense charge. An increase in your Target Premium generally will increase the sales expense charge. You can find your initial Target Premium on the Policy Data Page. If you increase the Face Amount of your base policy, we will increase your Target Premium to reflect the amount of the increase and the insured’s attained age on the most recent policy anniversary. If you decrease the Face Amount of your base policy, we will correspondingly decrease your Target Premium, starting with the portion of your Target Premium attributable to the most recent increase.

• State premium tax charge

Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners currently ranging from 0.0% to 3.5% of premium payments (the rate may be higher in certain U.S. possessions). We deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

• Federal tax charge

NYLIAC’s Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

• Other tax charges

Other than the Federal tax charge (discussed above), no other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and the DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s Federal income taxes attributable to the Fixed Account and the DCA Plus Account.

Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

Transaction Charges

Surrender Charges

•	Charges in Policy Years 1-10—The Surrender Charge we deduct is the lesser of 1 or 2, where:

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1 = 50% of the total premiums you have paid under the policy; or

2 = a percentage of the Surrender Charge Premium (as shown in the table below for the applicable Policy Year). The Surrender Charge Premium is shown on your Policy Data Page. The Surrender Charge we deduct if you surrender your policy or decrease the Face Amount of your policy is described below.

	Percentage Applied
Policy Year	SVUL	VUL
1	91%	94%
2	84%	89%
3	77%	84%
4	71%	80%
5	66%	75%
6	61%	71%
7	57%	67%
8	53%	64%
9	49%	60%
10	46%	56%
11+	0%	0%

Example:	For VUL, assume that a policyowner (a) has a policy with a Surrender Charge Premium of $12,976, (b) has paid $10,000 of premiums under the policy, (c) has not increased the Face Amount of the policy, and (d) surrenders the policy in the third Policy Year. The surrender charge for the policy would be the lesser of 84% of the Surrender Charge Premium ($10,900) or (ii) 50% of the total premiums paid ($5,000). In this case, the surrender charge would be $5,000.

For SVUL, assume that a policyowner (a) has a policy with a Surrender Charge Premium of $12,976, (b) has paid $10,000 of premiums under the policy, (c) has not increased the Face Amount of the policy, and (d) surrenders the policy in the third Policy Year. The surrender charge for the policy would be the lesser of 77% of the Surrender Charge Premium ($9,992) or (ii) 50% of the total premiums paid ($5,000). In this case, the surrender charge would be $5,000.

•

Additional Contract Charge on a Surrender or Lapse in the First Policy Year—If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This charge will also apply if the policy lapses during the first Policy Year and is reinstated subsequently. This additional charge equals (a-b) x c where:

a = the monthly contract charge for the first Policy Year;

b = the monthly contract charge for subsequent Policy Years and

c = the number of Monthly Deduction Days that would have occurred had the policy stayed in effect between the date of lapse/surrender of the policy and what would have been the first Policy Anniversary (or the date of reinstatement).

This charge will not exceed $220.

•

Surrender Charge Schedule after Face Amount Increases—If you increase your policy’s Face Amount (other than an increase resulting from a change in your Life Insurance Benefit option), we will apply a new surrender charge schedule to the amount of the increase in the Face Amount. This schedule will start on the date we process your request. The Surrender Charge Premium we use under this schedule

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will be based on the insured’s age for VUL, and the insureds’ ages for SVUL, on the most recent Policy Anniversary at the time of the increase. The original surrender charge schedule will continue to apply to the original Face Amount of your policy. If you have made multiple increases to the Face Amount of your policy, and later decide to decrease the Face Amount of your policy or surrender it, we will calculate the surrender charge in the following order:

(1) based on the surrender charge associated with the last increase in Face Amount;

(2) based on each prior increase, in the reverse order that the increases occurred; and

(3) based on the initial Face Amount.

•

Surrender Charges on Face Amount Decreases—If you decrease the Face Amount of your policy, we will deduct a surrender charge, if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge had you surrendered your entire policy after the decrease. We will not impose a surrender charge on a decrease or termination of any rider.

EXAMPLE

Face Amount Prior to Decrease	$500,000
Amount of Decrease	$100,000
Face Amount after Decrease	$400,000
Surrender Charge on Face Amount prior to Decrease ($500,000)	$1,280
Less Surrender Charge on Face Amount after Decrease ($400,000)	$1,030
Surrender Charge Deducted	$250

•	Partial Surrender Fee—If you make a partial surrender we may deduct a processing fee not to exceed $25.

•	Transfer Charge—We may impose a charge of $30 per transfer for each transfer after the first twelve in any Policy Year.

•	Insufficient Funds Fee—If your premium payment is returned by the bank for insufficient funds, we reserve the right to charge a $20 fee for each returned payment.

Deductions from Cash Value

• Monthly contract charge

On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services including collecting premium, record keeping, processing claims, and communicating to our policyowners. This charge will not exceed $35 per month from policies in their first Policy Year and will not exceed $15 per month from policies in later Policy Years.

• Charge for cost of insurance protection

The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate which applies to the insured(s) at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is the difference between the current Life Insurance Benefit of your policy divided by 1.00327 and the policy’s Cash Value. Your cost of insurance charge will vary from month to month depending on the changes in the Net Amount at Risk as well as the cost of insurance rate. We expect to profit from this

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charge. Profits derived from this charge can be used for any corporate purpose. We calculate the cost of insurance separately for the initial Face Amount. If you request and we approve an increase in your policy’s Face Amount, then a different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insured(s)’s age and circumstances at the time of the increase.

• Mortality and Expense Risk Charge

We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. On each Monthly Deduction Day, we deduct a Mortality and Expense Risk charge from the Separate Account Value as of that day. This charge varies based on the cash value in the separate account and the policy duration. This charge will never be more than, on an annual basis, 0.75% of the Separate Account Value. We may use any profit derived from the charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

• Monthly Per Thousand Face Amount Charge

On each Monthly Deduction Day, we deduct a per thousand Face Amount charge which varies by issue age, gender, risk class, Face Amount, and policy duration.

Rider Charges

On each Monthly Deduction Day, we deduct any applicable charges for any optional riders you have chosen.

LOANS

You can borrow up to:

(100%-a) x b) - c, where:

a = the current loan interest rate;

b = the policy’s Cash Surrender Value; and

c = the sum of three months of Monthly Deductions.

Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.

Currently, the effective annual loan interest rate is 4% for Policy Years 1-10 and 3% thereafter for policies issued before May 1, 2012, and 3% for Policy Years 1-10 and 2% thereafter for policies issued on or after May 1, 2012 (subject to state availability). If the interest is not paid, it is withdrawn on a pro rata basis across all Investment Divisions.

SURRENDER OF YOUR POLICY

Cash Surrender Value is significant for 2 reasons:

•	Loans and Partial Surrenders: You can take loans and partial surrenders from your policy based on the amount of the policy’s Cash Surrender Value.

•

Keeping Your Policy in Effect: Your policy may lapse without value if the Cash Surrender Value is insufficient to pay the monthly policy charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

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FINANCIAL STATEMENTS

The consolidated balance sheet of NYLIAC as of December 31, 2016 and 2015, and the consolidated statements of income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2016 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2016 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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NYLIAC Variable Universal Life Separate Account-I
Financial Statements

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities
As of December 31, 2016

	MainStay VP Absolute Return Multi-Strategy— Initial Class	MainStay VP Balanced— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Common Stock— Initial Class	MainStay VP Conservative Allocation—Initial Class
ASSETS:
Investment at net asset value	$5,237,789	$15,665,873	$32,788,750	$98,678,711	$16,598,889
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(4,580)	1,372	(559)	9,908	22,489
Net receivable from (payable to) the Fund for shares sold or purchased	4,580	(1,372)	559	(9,908)	(22,489)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	10	96	306	1,294	138
Administrative charges	1	11	33	145	14

Total net assets	$5,237,778	$15,665,766	$32,788,411	$98,677,272	$16,598,737

Total shares outstanding	579,319	1,098,577	2,299,813	3,854,920	1,527,036

Net asset value per share (NAV)	$9.04	$14.26	$14.26	$25.60	$10.87

Total units outstanding	623,511	761,441	1,442,457	2,831,321	947,632
Variable accumulation unit value (lowest to highest)	$8.26 to $8.42	$15.21 to $21.21	$11.10 to $28.81	$22.44 to $58.16	$16.96 to $18.11
Identified cost of investment	$5,305,616	$13,775,362	$33,770,271	$72,925,638	$17,670,951
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	MainStay VP Convertible—Initial Class	MainStay VP Cornerstone Growth— Initial Class	MainStay VP Cushing® Renaissance Advantage—Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Emerging Markets Equity—Initial Class
ASSETS:
Investment at net asset value	$47,245,624	$167,688,605	$325,903	$45,284,565	$31,732,245
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(18,859)	(2,144)	1,412	(11,595)	(8,836)
Net receivable from (payable to) the Fund for shares sold or purchased	18,859	2,144	(1,412)	11,595	8,836

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	428	2,494	—	455	245
Administrative charges	32	319	—	43	24

Total net assets	$47,245,164	$167,685,792	$325,903	$45,284,067	$31,731,976

Total shares outstanding	3,847,935	7,017,409	33,426	3,763,684	4,394,008

Net asset value per share (NAV)	$12.28	$23.90	$9.75	$12.03	$7.22

Total units outstanding	1,503,043	7,219,578	27,802	3,158,580	4,296,726
Variable accumulation unit value (lowest to highest)	$15.18 to $40.45	$12.96 to $33.45	$11.67 to $11.73	$14.13 to $14.62	$7.25 to $7.50
Identified cost of investment	$41,970,008	$162,931,352	$300,672	$39,356,695	$41,913,886
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	MainStay VP Epoch U.S. Small Cap—Initial Class	MainStay VP Floating Rate—Initial Class	MainStay VP Government—Initial Class	MainStay VP Growth Allocation—Initial Class	MainStay VP High Yield Corporate Bond— Initial Class
ASSETS:
Investment at net asset value	$27,306,139	$16,456,967	$16,556,331	$60,070,596	$136,182,741
Dividends due and accrued	—	56,539	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(4,521)	(20,129)	(38,001)	(33,787)	(24,448)
Net receivable from (payable to) the Fund for shares sold or purchased	4,521	(36,410)	38,001	33,787	24,448

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	161	95	161	265	1,137
Administrative charges	13	10	17	25	124

Total net assets	$27,305,965	$16,456,862	$16,556,153	$60,070,306	$136,181,480

Total shares outstanding	2,148,098	1,805,736	1,526,298	5,668,706	13,634,672

Net asset value per share (NAV)	$12.71	$9.11	$10.85	$10.60	$9.99

Total units outstanding	1,177,803	1,094,583	823,872	3,382,594	3,753,453
Variable accumulation unit value (lowest to highest)	$22.44 to $23.57	$11.90 to $15.55	$10.61 to $24.74	$17.00 to $18.06	$14.62 to $48.48
Identified cost of investment	$21,729,913	$16,472,650	$17,720,213	$58,760,761	$126,483,872
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	MainStay VP ICAP Select Equity— Initial Class	MainStay VP Income Builder—Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Balanced— Initial Class	MainStay VP Large Cap Growth— Initial Class
ASSETS:
Investment at net asset value	$126,619,556	$61,625,285	$40,594,134	$128,136,822	$49,851,142
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	17,504	(60,256)	(7,108)	(25,318)	(25,365)
Net receivable from (payable to) the Fund for shares sold or purchased	(17,504)	60,256	7,108	25,318	25,365

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,227	765	310	1,371	370
Administrative charges	127	96	33	110	27

Total net assets	$126,618,202	$61,624,424	$40,593,791	$128,135,341	$49,850,745

Total shares outstanding	9,182,338	3,865,153	3,065,609	10,837,025	2,664,780

Net asset value per share (NAV)	$13.79	$15.94	$13.24	$11.82	$18.71

Total units outstanding	5,679,423	2,102,162	1,840,599	9,005,463	2,417,926
Variable accumulation unit value (lowest to highest)	$15.54 to $24.78	$14.44 to $39.94	$10.86 to $27.19	$14.04 to $14.53	$14.81 to $24.59
Identified cost of investment	$113,750,872	$57,822,697	$37,321,767	$114,739,937	$47,508,489
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	MainStay VP MFS® Utilities—Initial Class	MainStay VP Mid Cap Core—Initial Class	MainStay VP Moderate Allocation—Initial Class	MainStay VP Moderate Growth Allocation—Initial Class	MainStay VP PIMCO Real Return— Initial Class
ASSETS:
Investment at net asset value	$36,711,762	$97,873,049	$43,872,917	$76,025,225	$8,458,110
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	4,510	(54,623)	99,395	12,253	510
Net receivable from (payable to) the Fund for shares sold or purchased	(4,510)	54,623	(99,395)	(12,253)	(510)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	187	617	300	422	47
Administrative charges	19	57	35	48	4

Total net assets	$36,711,556	$97,872,375	$43,872,582	$76,024,755	$8,458,059

Total shares outstanding	3,442,474	7,321,830	4,152,612	6,914,271	1,006,885

Net asset value per share (NAV)	$10.66	$13.37	$10.57	$11.00	$8.40

Total units outstanding	2,630,532	2,689,468	2,440,349	4,141,136	844,078
Variable accumulation unit value (lowest to highest)	$13.63 to $14.10	$33.08 to $38.60	$13.55 to $18.55	$14.38 to $18.79	$9.79 to $10.13
Identified cost of investment	$40,059,878	$88,736,231	$46,975,699	$75,633,463	$9,561,337
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	MainStay VP S&P 500 Index—Initial Class	MainStay VP Small Cap Core— Initial Class	MainStay VP T. Rowe Price Equity Income—Initial Class	MainStay VP U.S. Government Money Market—Initial Class	MainStay VP Unconstrained Bond— Initial Class
ASSETS:
Investment at net asset value	$317,935,133	$16,391,364	$74,834,966	$50,554,651	$13,233,296
Dividends due and accrued	—	—	—	439	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	111,455	(16,831)	(36,235)	(112,447)	141
Net receivable from (payable to) the Fund for shares sold or purchased	(111,455)	16,831	36,235	112,008	(141)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	3,192	72	535	427	43
Administrative charges	365	7	44	44	4

Total net assets	$317,931,576	$16,391,285	$74,834,387	$50,554,180	$13,233,249

Total shares outstanding	7,216,837	1,397,256	5,761,179	50,545,941	1,337,116

Net asset value per share (NAV)	$44.05	$11.73	$12.99	$1.00	$9.90

Total units outstanding	9,601,437	1,377,427	4,521,205	39,698,142	1,113,334
Variable accumulation unit value (lowest to highest)	$21.36 to $63.53	$11.86 to $11.91	$16.22 to $16.78	$1.00 to $1.49	$11.58 to $11.96
Identified cost of investment	$197,955,881	$14,956,552	$63,117,014	$50,664,103	$13,452,606
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	MainStay VP VanEck Global Hard Assets—Initial Class	AB® VPS International Value Portfolio— Class A	AB® VPS Small/Mid Cap Value Portfolio—Class A	Alger Capital Appreciation Portfolio— Class I-2	American Century Investments® VP Inflation Protection Fund—Class II
ASSETS:
Investment at net asset value	$35,724,950	$4	$10,224,483	$1,505,789	$266,396
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(15,513)	—	1,362	(123)	—
Net receivable from (payable to) the Fund for shares sold or purchased	15,513	—	(1,362)	123	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	177	—	50	—	—
Administrative charges	19	—	4	—	—

Total net assets	$35,724,754	$4	$10,224,429	$1,505,789	$266,396

Total shares outstanding	4,659,236	—	503,915	22,438	26,350

Net asset value per share (NAV)	$7.67	$13.28	$20.29	$67.11	$10.11

Total units outstanding	4,589,055	—	470,208	35,594	17,573
Variable accumulation unit value (lowest to highest)	$7.60 to $7.86	$10.36 to $10.36	$20.47 to $22.35	$18.09 to $43.02	$11.73 to $15.47
Identified cost of investment	$41,627,645	$4	$9,837,134	$1,509,009	$291,982
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	American Century Investments® VP International Fund—Class II	American Century Investments® VP Value Fund—Class II	American Funds IS® Global Small Capitalization Fund℠—Class 2	American Funds IS® New World Fund®—Class 2	BlackRock® Global Allocation V.I. Fund—Class III
ASSETS:
Investment at net asset value	$2,098,700	$3,306,916	$436,528	$5,142,510	$13,464,733
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	218	(17,124)	(9,995)
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	(218)	17,124	9,995

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	1	19	49
Administrative charges	—	—	—	2	5

Total net assets	$2,098,700	$3,306,916	$436,527	$5,142,489	$13,464,679

Total shares outstanding	224,220	315,245	22,136	263,178	1,007,081

Net asset value per share (NAV)	$9.36	$10.49	$19.72	$19.54	$13.37

Total units outstanding	94,692	98,992	46,037	546,384	1,104,666
Variable accumulation unit value (lowest to highest)	$22.16 to $22.16	$33.41 to $33.41	$9.39 to $9.50	$9.27 to $9.45	$11.94 to $12.33
Identified cost of investment	$2,016,378	$2,337,021	$467,004	$5,275,051	$14,533,743

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	BlackRock® High Yield V.I. Fund—Class I	Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	Columbia Variable Portfolio—Small Cap Value Fund—Class 2	Delaware VIP® Diversified Income Series—Standard Class
ASSETS:
Investment at net asset value	$1,722,381	$456,575	$494,976	$25,842	$50,598
Dividends due and accrued	7,865	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	51	776	316	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	(7,916)	(776)	(316)	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	10	4	4	—	—
Administrative charges	1	1	—	—	—

Total net assets	$1,722,370	$456,570	$494,972	$25,842	$50,598

Total shares outstanding	236,810	72,128	52,102	1,359	4,917

Net asset value per share (NAV)	$7.24	$6.33	$9.50	$19.01	$10.29

Total units outstanding	159,950	53,389	46,913	1,490	4,166
Variable accumulation unit value (lowest to highest)	$10.64 to $10.84	$8.50 to $8.60	$10.48 to $10.60	$17.34 to $17.34	$12.14 to $12.14
Identified cost of investment	$1,709,518	$443,071	$497,662	$23,456	$52,721

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	Delaware VIP® Emerging Markets Series— Standard Class	Delaware VIP® International Value Equity Series—Standard Class	Delaware VIP® Small Cap Value Series—Standard Class	Delaware VIP® Value Series—Standard Class	Deutsche Alternative Asset Allocation VIP— Class A
ASSETS:
Investment at net asset value	$2,425,592	$1,318	$6,928,511	$66,232	$535,123
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	721	—	7,477	—	661
Net receivable from (payable to) the Fund for shares sold or purchased	(721)	—	(7,477)	—	(661)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	7	—	32	—	1
Administrative charges	1	—	3	—	—

Total net assets	$2,425,584	$1,318	$6,928,476	$66,232	$535,122

Total shares outstanding	135,205	119	173,908	2,264	41,258

Net asset value per share (NAV)	$17.94	$11.11	$39.84	$29.25	$12.97

Total units outstanding	227,102	121	383,561	3,170	52,754
Variable accumulation unit value (lowest to highest)	$9.20 to $10.79	$10.90 to $10.90	$17.66 to $18.60	$20.89 to $20.89	$10.10 to $10.15
Identified cost of investment	$2,544,839	$1,275	$6,418,015	$58,199	$535,333

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	Deutsche Small Cap Index VIP—Class A	Deutsche Small Mid Cap Value VIP— Class A	DFA VA Global Bond Portfolio	DFA VA International Small Portfolio	DFA VA International Value Portfolio
ASSETS:
Investment at net asset value	$23,809	$4,640,664	$40,762	$41,119	$60,947
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(911)	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	911	—	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	23	—	—	—
Administrative charges	—	2	—	—	—

Total net assets	$23,809	$4,640,639	$40,762	$41,119	$60,947

Total shares outstanding	1,419	278,717	3,845	3,610	5,461

Net asset value per share (NAV)	$16.78	$16.65	$10.60	$11.39	$11.16

Total units outstanding	1,341	244,456	3,743	2,906	4,891
Variable accumulation unit value (lowest to highest)	$17.76 to $17.76	$18.15 to $19.28	$10.89 to $10.89	$14.15 to $14.15	$12.46 to $12.46
Identified cost of investment	$21,499	$4,255,593	$42,295	$42,271	$65,846
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	DFA VA Short-Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Dreyfus IP Technology Growth Portfolio— Initial Shares	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares
ASSETS:
Investment at net asset value	$56,006	$123,703	$94,953	$19,707,765	$2,793,605
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	3,447	(98)
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	(3,447)	98

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	96	—
Administrative charges	—	—	—	7	—

Total net assets	$56,006	$123,703	$94,953	$19,707,662	$2,793,605

Total shares outstanding	5,502	5,165	4,912	1,114,057	56,505

Net asset value per share (NAV)	$10.18	$23.95	$19.33	$17.69	$49.44

Total units outstanding	5,499	6,434	4,825	758,746	108,919
Variable accumulation unit value (lowest to highest)	$10.19 to $10.19	$19.23 to $19.23	$19.68 to $19.68	$20.34 to $29.30	$25.65 to $25.65
Identified cost of investment	$56,206	$113,702	$88,436	$16,584,950	$1,651,503
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Equity-Income Portfolio— Initial Class	Fidelity® VIP Freedom 2020 Portfolio— Initial Class	Fidelity® VIP Freedom 2030 Portfolio— Initial Class	Fidelity® VIP Freedom 2040 Portfolio— Initial Class
ASSETS:
Investment at net asset value	$217,123,782	$74,483,854	$1,539,440	$1,409,519	$1,610,885
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	2,272	15,384	(21)	683	24
Net receivable from (payable to) the Fund for shares sold or purchased	(2,272)	(15,384)	21	(683)	(24)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,908	664	19	10	6
Administrative charges	195	72	2	1	1

Total net assets	$217,121,679	$74,483,118	$1,539,419	$1,409,508	$1,610,878

Total shares outstanding	6,543,752	3,390,219	122,565	110,550	87,595

Net asset value per share (NAV)	$33.18	$21.97	$12.56	$12.75	$18.39

Total units outstanding	5,896,040	2,630,250	129,908	113,396	126,379
Variable accumulation unit value (lowest to highest)	$17.11 to $50.86	$17.58 to $35.47	$11.77 to $12.07	$12.24 to $12.56	$12.49 to $12.81
Identified cost of investment	$178,281,666	$68,206,830	$1,505,905	$1,417,011	$1,619,863
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	Fidelity® VIP Growth Opportunities Portfolio— Initial Class	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class	Fidelity® VIP Mid Cap Portfolio— Initial Class
ASSETS:
Investment at net asset value	$2,119,983	$5,581,867	$16,534,312	$1,093,968	$10,969,890
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	10	—	—	—	1,229
Net receivable from (payable to) the Fund for shares sold or purchased	(10)	—	—	—	(1,229)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	11	—	—	—	21
Administrative charges	1	—	—	—	2

Total net assets	$2,119,971	$5,581,867	$16,534,312	$1,093,968	$10,969,867

Total shares outstanding	68,276	94,113	72,695	86,548	322,833

Net asset value per share (NAV)	$31.05	$59.31	$227.45	$12.64	$33.98

Total units outstanding	176,602	262,006	650,423	61,927	517,946
Variable accumulation unit value (lowest to highest)	$11.85 to $12.07	$21.31 to $21.31	$19.01 to $25.47	$12.35 to $18.47	$14.12 to $44.63
Identified cost of investment	$2,170,833	$3,734,040	$9,463,918	$1,110,651	$10,326,783
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	Fidelity® VIP Overseas Portfolio— Initial Class	Invesco V.I. American Value Fund— Series I Shares	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares	Janus Aspen Enterprise Portfolio— Institutional Shares
ASSETS:
Investment at net asset value	$5,679,531	$3,024,003	$28,687	$14,657,829	$1,098,910
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(41)	(135)	—	(16,226)	(130)
Net receivable from (payable to) the Fund for shares sold or purchased	41	135	—	16,226	130

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	12	—	58	—
Administrative charges	—	1	—	6	—

Total net assets	$5,679,531	$3,023,990	$28,687	$14,657,765	$1,098,910

Total shares outstanding	318,896	177,256	1,776	445,660	18,541

Net asset value per share (NAV)	$17.81	$17.06	$16.15	$32.89	$59.27

Total units outstanding	283,054	185,110	2,053	1,241,451	27,376
Variable accumulation unit value (lowest to highest)	$11.36 to $20.08	$15.95 to $17.19	$13.97 to $13.97	$11.01 to $12.33	$18.86 to $40.41
Identified cost of investment	$4,911,003	$3,185,895	$29,139	$14,521,001	$1,046,858
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	Janus Aspen Forty Portfolio—Institutional Shares	Janus Aspen Global Research Portfolio—Institutional Shares	LVIP Baron Growth Opportunities Fund— Service Class	MFS® International Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class
ASSETS:
Investment at net asset value	$15,309	$83,865,805	$13,082	$8,726,367	$3,168,503
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(394)	—	563	1,208
Net receivable from (payable to) the Fund for shares sold or purchased	—	394	—	(563)	(1,208)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	1,041	—	48	4
Administrative charges	—	93	—	5	—

Total net assets	$15,309	$83,864,671	$13,082	$8,726,314	$3,168,499

Total shares outstanding	476	2,064,107	326	386,633	123,915

Net asset value per share (NAV)	$32.19	$40.63	$40.17	$22.57	$25.57

Total units outstanding	842	4,640,275	764	578,354	260,415
Variable accumulation unit value (lowest to highest)	$18.17 to $18.17	$14.16 to $25.31	$17.13 to $17.13	$14.77 to $16.10	$11.74 to $25.14
Identified cost of investment	$16,849	$55,943,249	$13,589	$8,658,236	$3,370,831
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	MFS® New Discovery Series— Initial Class	MFS® Research Series— Initial Class	MFS® Total Return Bond Series— Initial Class	MFS® Value Series— Initial Class	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I
ASSETS:
Investment at net asset value	$4,839,706	$1,391,581	$18,671	$6,299	$7,974,854
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	282	2,815	—	—	790
Net receivable from (payable to) the Fund for shares sold or purchased	(282)	(2,815)	—	—	(790)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	11	5	—	—	26
Administrative charges	1	1	—	—	2

Total net assets	$4,839,694	$1,391,575	$18,671	$6,299	$7,974,826

Total shares outstanding	299,116	53,522	1,426	333	352,712

Net asset value per share (NAV)	$16.18	$26.00	$13.09	$18.90	$22.61

Total units outstanding	255,581	84,084	1,494	336	512,926
Variable accumulation unit value (lowest to highest)	$14.17 to $28.27	$16.02 to $22.49	$12.49 to $12.49	$18.74 to $18.74	$14.17 to $31.76
Identified cost of investment	$4,929,444	$1,468,810	$18,804	$6,329	$8,420,329
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	PIMCO VIT Low Duration Portfolio— Administrative Class	PIMCO VIT Low Duration Portfolio— Institutional Class	PIMCO VIT Total Return Portfolio— Administrative Class
ASSETS:
Investment at net asset value	$4,825,971	$184,502	$598,880	$658,840	$1,721,433
Dividends due and accrued	2,162	422	778	938	2,931
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	1,669	—	—	226	—
Net receivable from (payable to) the Fund for shares sold or purchased	(3,831)	(422)	(778)	(1,164)	(2,931)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	20	—	—	5	—
Administrative charges	2	—	—	1	—

Total net assets	$4,825,949	$184,502	$598,880	$658,834	$1,721,433

Total shares outstanding	437,926	15,988	58,484	64,339	161,789

Net asset value per share (NAV)	$11.02	$11.54	$10.24	$10.24	$10.64

Total units outstanding	420,633	11,502	45,871	65,519	101,815
Variable accumulation unit value (lowest to highest)	$11.31 to $11.52	$16.06 to $16.06	$13.06 to $13.06	$10.03 to $10.08	$12.03 to $17.36
Identified cost of investment	$4,782,263	$190,448	$607,527	$658,857	$1,802,461
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	PIMCO VIT Total Return Portfolio—Institutional Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio
ASSETS:
Investment at net asset value	$4,857,683	$56,233	$20,358	$380,864	$6,235
Dividends due and accrued	8,664	—	—	507	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	6,770	—	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	(15,434)	—	—	(507)	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	23	—	—	—	—
Administrative charges	2	—	—	—	—

Total net assets	$4,857,658	$56,233	$20,358	$380,864	$6,235

Total shares outstanding	456,547	2,425	1,427	78,691	265

Net asset value per share (NAV)	$10.64	$23.19	$14.27	$4.84	$23.51

Total units outstanding	460,672	2,924	1,745	27,435	357
Variable accumulation unit value (lowest to highest)	$10.40 to $10.60	$19.23 to $19.23	$11.67 to $11.67	$10.68 to $14.38	$17.46 to $17.46
Identified cost of investment	$4,950,393	$48,762	$21,565	$387,507	$6,031
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2016

	The Merger Fund VL	UIF Emerging Markets Debt Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	Victory VIF Diversified Stock Fund— Class A Shares
ASSETS:
Investment at net asset value	$34,610	$518,006	$21,536,799	$2,848
Dividends due and accrued	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	(902)	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	902	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	99	—
Administrative charges	—	—	10	—

Total net assets	$34,610	$518,006	$21,536,690	$2,848

Total shares outstanding	3,287	66,496	1,006,858	237

Net asset value per share (NAV)	$10.53	$7.79	$21.39	$12.03

Total units outstanding	3,173	20,605	1,240,560	185
Variable accumulation unit value (lowest to highest)	$10.91 to $10.91	$25.14 to $25.14	$15.58 to $40.29	$15.37 to $15.37
Identified cost of investment	$35,453	$567,709	$17,983,106	$3,244
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations
For the year ended December 31, 2016

	MainStay VP Absolute Return Multi-Strategy—Initial Class	MainStay VP Balanced— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Common Stock— Initial Class	MainStay VP Conservative Allocation—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$210,721	$876,436	$1,489,098	$414,278
Mortality and expense risk charges	(3,243)	(32,500)	(115,083)	(464,955)	(50,142)
Administrative charges	(297)	(3,658)	(12,433)	(52,773)	(4,988)

Net investment income (loss)	(3,540)	174,563	748,920	971,370	359,148

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	366,350	1,391,511	3,660,092	10,538,750	3,420,930
Cost of investments sold	(429,740)	(1,014,846)	(3,557,763)	(7,766,274)	(3,771,679)

Net realized gain (loss) on investments	(63,390)	376,665	102,329	2,772,476	(350,749)
Realized gain distribution received	—	487,300	129,515	6,088,893	328,587
Change in unrealized appreciation (depreciation) on investments	140,940	350,305	52,388	(1,764,408)	574,709

Net gain (loss) on investments	77,550	1,214,270	284,232	7,096,961	552,547

Net increase (decrease) in net assets resulting from operations	$74,010	$1,388,833	$1,033,152	$8,068,331	$911,695
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	MainStay VP Convertible—Initial Class	MainStay VP Cornerstone Growth—Initial Class	MainStay VP Cushing® Renaissance Advantage—Initial Class (a)	MainStay VP Eagle Small Cap Growth—Initial Class	MainStay VP Emerging Markets Equity—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$1,779,600	$272,308	$254	$—	$145,286
Mortality and expense risk charges	(149,678)	(905,760)	(31)	(158,543)	(90,015)
Administrative charges	(11,276)	(115,971)	(3)	(14,993)	(8,538)

Net investment income (loss)	1,618,646	(749,423)	220	(173,536)	46,733

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,626,597	15,715,069	20,086	4,722,027	2,684,001
Cost of investments sold	(4,104,367)	(13,560,650)	(17,906)	(4,145,533)	(3,749,519)

Net realized gain (loss) on investments	522,230	2,154,419	2,180	576,494	(1,065,518)
Realized gain distribution received	1,790,420	14,602,142	—	2,331,536	—
Change in unrealized appreciation (depreciation) on investments	1,111,756	(16,841,451)	23,819	1,248,743	2,856,057

Net gain (loss) on investments	3,424,406	(84,890)	25,999	4,156,773	1,790,539

Net increase (decrease) in net assets resulting from operations	$5,043,052	$(834,313)	$26,219	$3,983,237	$1,837,272
(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	MainStay VP Epoch U.S. Small Cap—Initial Class	MainStay VP Floating Rate—Initial Class	MainStay VP Government—Initial Class	MainStay VP Growth Allocation—Initial Class	MainStay VP High Yield Corporate Bond—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$111,878	$643,828	$406,191	$856,310	$7,482,644
Mortality and expense risk charges	(54,009)	(34,924)	(62,246)	(91,556)	(396,202)
Administrative charges	(4,183)	(3,508)	(6,612)	(8,546)	(43,399)

Net investment income (loss)	53,686	605,396	337,333	756,208	7,043,043

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,003,525	4,396,539	2,551,634	2,919,315	9,493,846
Cost of investments sold	(1,200,956)	(4,381,733)	(2,676,729)	(1,925,942)	(9,087,091)

Net realized gain (loss) on investments	802,569	14,806	(125,095)	993,373	406,755
Realized gain distribution received	1,202,595	—	—	3,389,322	—
Change in unrealized appreciation (depreciation) on investments	1,738,135	674,080	(77,616)	(904,380)	11,167,044

Net gain (loss) on investments	3,743,299	688,886	(202,711)	3,478,315	11,573,799

Net increase (decrease) in net assets resulting from operations	$3,796,985	$1,294,282	$134,622	$4,234,523	$18,616,842
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	MainStay VP ICAP Select Equity—Initial Class	MainStay VP Income Builder—Initial Class	MainStay VP International Equity—Initial Class	MainStay VP Janus Balanced—Initial Class	MainStay VP Large Cap Growth—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$1,420,113	$2,617,865	$352,676	$2,385,737	$—
Mortality and expense risk charges	(443,691)	(276,700)	(121,969)	(497,862)	(138,414)
Administrative charges	(45,790)	(34,951)	(13,188)	(40,016)	(9,975)

Net investment income (loss)	930,632	2,306,214	217,519	1,847,859	(148,389)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	12,851,751	5,000,548	4,264,748	10,787,724	6,514,454
Cost of investments sold	(11,806,624)	(5,083,835)	(5,461,912)	(9,059,165)	(3,719,334)

Net realized gain (loss) on investments	1,045,127	(83,287)	(1,197,164)	1,728,559	2,795,120
Realized gain distribution received	18,376,243	333,291	—	6,081,933	4,382,036
Change in unrealized appreciation (depreciation) on investments	(15,045,472)	2,484,786	(1,312,635)	(4,456,362)	(8,188,328)

Net gain (loss) on investments	4,375,898	2,734,790	(2,509,799)	3,354,130	(1,011,172)

Net increase (decrease) in net assets resulting from operations	$5,306,530	$5,041,004	$(2,292,280)	$5,201,989	$(1,159,561)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	MainStay VP MFS® Utilities—Initial Class	MainStay VP Mid Cap Core—Initial Class	MainStay VP Moderate Allocation—Initial Class	MainStay VP Moderate Growth Allocation—Initial Class	MainStay VP PIMCO Real Return—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$1,090,962	$780,843	$933,806	$1,500,343	$144,160
Mortality and expense risk charges	(67,870)	(219,652)	(108,812)	(145,463)	(17,751)
Administrative charges	(6,885)	(20,259)	(12,621)	(16,332)	(1,620)

Net investment income (loss)	1,016,207	540,932	812,373	1,338,548	124,789

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	3,260,854	9,607,731	4,307,011	4,293,871	1,369,719
Cost of investments sold	(3,055,467)	(6,751,905)	(4,150,920)	(3,894,578)	(1,699,990)

Net realized gain (loss) on investments	205,387	2,855,826	156,091	399,293	(330,271)
Realized gain distribution received	956,547	6,443,389	1,758,070	4,237,806	—
Change in unrealized appreciation (depreciation) on investments	1,392,795	49,352	(156,068)	(770,352)	620,990

Net gain (loss) on investments	2,554,729	9,348,567	1,758,093	3,866,747	290,719

Net increase (decrease) in net assets resulting from operations	$3,570,936	$9,889,499	$2,570,466	$5,205,295	$415,508
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	MainStay VP S&P 500 Index—Initial Class	MainStay VP Small Cap Core—Initial Class (a)	MainStay VP T. Rowe Price Equity Income—Initial Class	MainStay VP U.S. Government Money Market—Initial Class	MainStay VP Unconstrained Bond—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$4,947,672	$26,076	$1,368,138	$4,373	$396,258
Mortality and expense risk charges	(1,112,279)	(8,564)	(186,487)	(111,900)	(13,355)
Administrative charges	(127,589)	(847)	(15,301)	(9,961)	(1,323)

Net investment income (loss)	3,707,804	16,665	1,166,350	(117,488)	381,580

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	29,036,150	682,559	8,791,763	24,219,588	878,761
Cost of investments sold	(15,345,507)	(662,250)	(7,100,020)	(24,218,359)	(945,175)

Net realized gain (loss) on investments	13,690,643	20,309	1,691,743	1,229	(66,414)
Realized gain distribution received	8,929,304	226,666	4,835,353	—	—
Change in unrealized appreciation (depreciation) on investments	5,864,720	1,451,643	4,344,689	2,455	436,487

Net gain (loss) on investments	28,484,667	1,698,618	10,871,785	3,684	370,073

Net increase (decrease) in net assets resulting from operations	$32,192,471	$1,715,283	$12,038,135	$(113,804)	$751,653
(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	MainStay VP VanEck Global Hard Assets—Initial Class	AB® VPS International Value Portfolio—Class A	AB® VPS Small/Mid Cap Value Portfolio—Class A	Alger Capital Appreciation Portfolio— Class I-2	American Century Investments® VP Inflation Protection Fund—Class II
INVESTMENT INCOME (LOSS):
Dividend income	$203,335	$—	$54,583	$2,844	$4,900
Mortality and expense risk charges	(57,890)	—	(16,589)	—	—
Administrative charges	(6,094)	—	(1,442)	—	—

Net investment income (loss)	139,351	—	36,552	2,844	4,900

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,074,981	260	1,271,193	357,359	7,694
Cost of investments sold	(6,030,949)	(256)	(1,179,073)	(233,597)	(8,291)

Net realized gain (loss) on investments	(1,955,968)	4	92,120	123,762	(597)
Realized gain distribution received	—	—	512,829	11,790	1,975
Change in unrealized appreciation (depreciation) on investments	12,996,668	(13)	1,404,150	(132,254)	5,068

Net gain (loss) on investments	11,040,700	(9)	2,009,099	3,298	6,446

Net increase (decrease) in net assets resulting from operations	$11,180,051	$(9)	$2,045,651	$6,142	$11,346
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	American Century Investments® VP International Fund—Class II	American Century Investments® VP Value Fund—Class II	American Funds IS® Global Small Capitalization Fund℠— Class 2	American Funds IS® New World Fund®—Class 2	BlackRock® Global Allocation V.I. Fund—Class III
INVESTMENT INCOME (LOSS):
Dividend income	$18,851	$44,031	$2,032	$37,902	$165,129
Mortality and expense risk charges	—	—	(618)	(5,830)	(14,956)
Administrative charges	—	—	(61)	(606)	(1,437)

Net investment income (loss)	18,851	44,031	1,353	31,466	148,736

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	140,109	264,672	155,975	260,022	1,272,744
Cost of investments sold	(92,818)	(129,088)	(208,207)	(312,593)	(1,473,162)

Net realized gain (loss) on investments	47,291	135,584	(52,232)	(52,571)	(200,418)
Realized gain distribution received	—	—	66,261	—	—
Change in unrealized appreciation (depreciation) on investments	(190,113)	371,681	(5,885)	224,514	473,933

Net gain (loss) on investments	(142,822)	507,265	8,144	171,943	273,515

Net increase (decrease) in net assets resulting from operations	$(123,971)	$551,296	$9,497	$203,409	$422,251
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	BlackRock® High Yield V.I. Fund—Class I	Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	Columbia Variable Portfolio—Small Cap Value Fund—Class 2	Delaware VIP® Diversified Income Series—Standard Class
INVESTMENT INCOME (LOSS):
Dividend income	$81,781	$—	$6,424	$86	$1,662
Mortality and expense risk charges	(3,681)	(271)	(691)	—	—
Administrative charges	(393)	(36)	(86)	—	—

Net investment income (loss)	77,707	(307)	5,647	86	1,662

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	424,263	44,684	20,420	7,534	3,645
Cost of investments sold	(464,401)	(49,241)	(19,180)	(9,285)	(3,787)

Net realized gain (loss) on investments	(40,138)	(4,557)	1,240	(1,751)	(142)
Realized gain distribution received	—	—	—	2,196	—
Change in unrealized appreciation (depreciation) on investments	139,194	18,713	(2,686)	5,497	91

Net gain (loss) on investments	99,056	14,156	(1,446)	5,942	(51)

Net increase (decrease) in net assets resulting from operations	$176,763	$13,849	$4,201	$6,028	$1,611
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	Delaware VIP® Emerging Markets Series—Standard Class	Delaware VIP® International Value Equity Series—Standard Class	Delaware VIP® Small Cap Value Series—Standard Class	Delaware VIP® Value Series—Standard Class	Deutsche Alternative Asset Allocation VIP—Class A (a)
INVESTMENT INCOME (LOSS):
Dividend income	$21,030	$72	$48,911	$1,135	$—
Mortality and expense risk charges	(2,278)	—	(9,436)	—	(89)
Administrative charges	(250)	—	(977)	—	(8)

Net investment income (loss)	18,502	72	38,498	1,135	(97)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	379,734	10,767	575,589	1,940	4,752
Cost of investments sold	(465,031)	(11,517)	(621,130)	(1,365)	(4,650)

Net realized gain (loss) on investments	(85,297)	(750)	(45,541)	575	102
Realized gain distribution received	41,837	—	450,703	5,211	—
Change in unrealized appreciation (depreciation) on investments	273,660	256	1,092,538	1,512	(871)

Net gain (loss) on investments	230,200	(494)	1,497,700	7,298	(769)

Net increase (decrease) in net assets resulting from operations	$248,702	$(422)	$1,536,198	$8,433	$(866)
(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	Deutsche Small Cap Index VIP—Class A	Deutsche Small Mid Cap Value VIP—Class A	DFA VA Global Bond Portfolio	DFA VA International Small Portfolio	DFA VA International Value Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$253	$24,776	$688	$940	$1,860
Mortality and expense risk charges	—	(7,567)	—	—	—
Administrative charges	—	(816)	—	—	—

Net investment income (loss)	253	16,393	688	940	1,860

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	9,329	729,117	82,020	26,617	9,441
Cost of investments sold	(11,588)	(573,709)	(81,729)	(28,792)	(11,018)

Net realized gain (loss) on investments	(2,259)	155,408	291	(2,175)	(1,577)
Realized gain distribution received	1,753	437,042	219	327	—
Change in unrealized appreciation (depreciation) on investments	4,327	63,878	414	2,369	4,250

Net gain (loss) on investments	3,821	656,328	924	521	2,673

Net increase (decrease) in net assets resulting from operations	$4,074	$672,721	$1,612	$1,461	$4,533
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	DFA VA Short-Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Dreyfus IP Technology Growth Portfolio—Initial Shares	Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares
INVESTMENT INCOME (LOSS):
Dividend income	$379	$2,232	$897	$—	$—
Mortality and expense risk charges	—	—	—	(37,663)	—
Administrative charges	—	—	—	(2,825)	—

Net investment income (loss)	379	2,232	897	(40,488)	—

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	600	17,354	10,603	2,353,983	128,844
Cost of investments sold	(601)	(15,706)	(10,931)	(1,506,507)	(110,466)

Net realized gain (loss) on investments	(1)	1,648	(328)	847,476	18,378
Realized gain distribution received	—	854	3,185	953,981	196,101
Change in unrealized appreciation (depreciation) on investments	12	14,652	17,712	(915,674)	197,230

Net gain (loss) on investments	11	17,154	20,569	885,783	411,709

Net increase (decrease) in net assets resulting from operations	$390	$19,386	$21,466	$845,295	$411,709
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity® VIP Equity-Income Portfolio—Initial Class	Fidelity® VIP Freedom 2020 Portfolio—Initial Class	Fidelity® VIP Freedom 2030 Portfolio—Initial Class	Fidelity® VIP Freedom 2040 Portfolio—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$1,708,012	$1,604,242	$23,273	$20,131	$20,976
Mortality and expense risk charges	(689,209)	(239,906)	(5,459)	(2,004)	(1,791)
Administrative charges	(70,652)	(26,581)	(536)	(263)	(162)

Net investment income (loss)	948,151	1,337,755	17,278	17,864	19,023

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	20,818,584	12,188,696	194,619	67,717	222,269
Cost of investments sold	(20,381,774)	(14,708,150)	(195,567)	(69,441)	(237,778)

Net realized gain (loss) on investments	436,810	(2,519,454)	(948)	(1,724)	(15,509)
Realized gain distribution received	16,838,246	4,672,885	19,502	27,840	44,210
Change in unrealized appreciation (depreciation) on investments	(2,739,991)	8,464,614	50,526	16,228	42,074

Net gain (loss) on investments	14,535,065	10,618,045	69,080	42,344	70,775

Net increase (decrease) in net assets resulting from operations	$15,483,216	$11,955,800	$86,358	$60,208	$89,798
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	Fidelity® VIP Growth Opportunities Portfolio—Initial Class	Fidelity® VIP Growth Portfolio—Initial Class	Fidelity® VIP Index 500 Portfolio—Initial Class	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	Fidelity® VIP Mid Cap Portfolio—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$7,027	$2,164	$231,824	$26,063	$52,226
Mortality and expense risk charges	(4,414)	—	—	—	(6,644)
Administrative charges	(381)	—	—	—	(638)

Net investment income (loss)	2,232	2,164	231,824	26,063	44,944

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,075,324	145,398	162,955	59,293	1,050,434
Cost of investments sold	(1,247,043)	(101,643)	(103,501)	(53,683)	(1,080,005)

Net realized gain (loss) on investments	(171,719)	43,755	59,454	5,610	(29,571)
Realized gain distribution received	49,555	513,517	15,221	497	566,047
Change in unrealized appreciation (depreciation) on investments	133,387	(511,107)	1,411,481	16,349	596,699

Net gain (loss) on investments	11,223	46,165	1,486,156	22,456	1,133,175

Net increase (decrease) in net assets resulting from operations	$13,455	$48,329	$1,717,980	$48,519	$1,178,119
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	Fidelity® VIP Overseas Portfolio—Initial Class	Invesco V.I. American Value Fund—Series I Shares	Invesco V.I. Global Real Estate Fund—Series I Shares	Invesco V.I. International Growth Fund—Series I Shares	Janus Aspen Enterprise Portfolio—Institutional Shares
INVESTMENT INCOME (LOSS):
Dividend income	$84,681	$9,780	$451	$190,729	$1,544
Mortality and expense risk charges	—	(3,920)	—	(20,060)	—
Administrative charges	—	(408)	—	(2,224)	—

Net investment income (loss)	84,681	5,452	451	168,445	1,544

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	629,886	494,997	9,852	871,704	160,777
Cost of investments sold	(668,946)	(601,396)	(9,540)	(716,351)	(106,848)

Net realized gain (loss) on investments	(39,060)	(106,399)	312	155,353	53,929
Realized gain distribution received	10,036	151,100	527	—	83,304
Change in unrealized appreciation (depreciation) on investments	(371,314)	369,475	(970)	(400,975)	(19,477)

Net gain (loss) on investments	(400,338)	414,176	(131)	(245,622)	117,756

Net increase (decrease) in net assets resulting from operations	$(315,657)	$419,628	$320	$(77,177)	$119,300
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	Janus Aspen Forty Portfolio—Institutional Shares	Janus Aspen Global Research Portfolio—Institutional Shares	LVIP Baron Growth Opportunities Fund—Service Class	MFS® International Value Portfolio—Initial Class	MFS® Investors Trust Series—Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$912,814	$65	$103,684	$22,481
Mortality and expense risk charges	—	(381,339)	—	(15,639)	(1,310)
Administrative charges	—	(34,250)	—	(1,643)	(131)

Net investment income (loss)	—	497,225	65	86,402	21,040

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	19,968	6,771,009	3,148	975,094	213,215
Cost of investments sold	(21,269)	(3,975,137)	(3,048)	(843,430)	(185,124)

Net realized gain (loss) on investments	(1,301)	2,795,872	100	131,664	28,091
Realized gain distribution received	1,950	—	862	175,052	287,371
Change in unrealized appreciation (depreciation) on investments	(1,512)	(2,043,163)	(73)	(171,168)	(104,259)

Net gain (loss) on investments	(863)	752,709	889	135,548	211,203

Net increase (decrease) in net assets resulting from operations	$(863)	$1,249,934	$954	$221,950	$232,243
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	MFS® New Discovery Series—Initial Class	MFS® Research Series—Initial Class	MFS® Total Return Bond Series—Initial Class	MFS® Value Series—Initial Class	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I
INVESTMENT INCOME (LOSS):
Dividend income	$—	$11,285	$596	$149	$—
Mortality and expense risk charges	(3,535)	(1,978)	—	—	(8,176)
Administrative charges	(237)	(267)	—	—	(694)

Net investment income (loss)	(3,772)	9,040	596	149	(8,870)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	662,073	395,528	58,473	3,079	1,675,878
Cost of investments sold	(746,829)	(403,297)	(57,609)	(2,911)	(2,030,988)

Net realized gain (loss) on investments	(84,756)	(7,769)	864	168	(355,110)
Realized gain distribution received	197,395	144,838	—	576	338,536
Change in unrealized appreciation (depreciation) on investments	290,067	(39,660)	1,105	(155)	329,945

Net gain (loss) on investments	402,706	97,409	1,969	589	313,371

Net increase (decrease) in net assets resulting from operations	$398,934	$106,449	$2,565	$738	$304,501
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	PIMCO VIT Low Duration Portfolio—Administrative Class	PIMCO VIT Low Duration Portfolio—Institutional Class (a)	PIMCO VIT Total Return Portfolio—Administrative Class
INVESTMENT INCOME (LOSS):
Dividend income	$65,617	$6,025	$7,346	$3,703	$36,709
Mortality and expense risk charges	(5,188)	—	—	(660)	—
Administrative charges	(495)	—	—	(99)	—

Net investment income (loss)	59,934	6,025	7,346	2,944	36,709

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	393,195	357,635	29,675	81,527	166,106
Cost of investments sold	(383,817)	(382,849)	(29,908)	(81,862)	(172,748)

Net realized gain (loss) on investments	9,378	(25,214)	(233)	(335)	(6,642)
Realized gain distribution received	17,116	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	124,847	18,330	(529)	(1,181)	16,786

Net gain (loss) on investments	151,341	(6,884)	(762)	(1,516)	10,144

Net increase (decrease) in net assets resulting from operations	$211,275	$(859)	$6,584	$1,428	$46,853
(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	PIMCO VIT Total Return Portfolio—Institutional Class	Royce Micro-Cap Portfolio—Investment Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$83,060	$—	$—	$219	$6,198
Mortality and expense risk charges	(6,582)	(15,302)	—	—	—
Administrative charges	(634)	(1,503)	—	—	—

Net investment income (loss)	75,844	(16,805)	—	219	6,198

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,072,941	15,868,042	2,370	4,586	153,414
Cost of investments sold	(1,132,211)	(16,668,422)	(1,950)	(4,372)	(159,619)

Net realized gain (loss) on investments	(59,270)	(800,380)	420	214	(6,205)
Realized gain distribution received	—	—	—	752	—
Change in unrealized appreciation (depreciation) on investments	54,368	1,787,242	334	(944)	6,178

Net gain (loss) on investments	(4,902)	986,862	754	22	(27)

Net increase (decrease) in net assets resulting from operations	$70,942	$970,057	$754	$241	$6,171
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2016

	T. Rowe Price New America Growth Portfolio	The Merger Fund VL	UIF Emerging Markets Debt Portfolio—Class I	UIF U.S. Real Estate Portfolio—Class I	Victory VIF Diversified Stock Fund—Class A Shares
INVESTMENT INCOME (LOSS):
Dividend income	$2	$249	$28,226	$259,143	$27
Mortality and expense risk charges	—	—	—	(34,138)	—
Administrative charges	—	—	—	(3,286)	—

Net investment income (loss)	2	249	28,226	221,719	27

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,226	5,928	56,595	2,033,868	251
Cost of investments sold	(2,430)	(6,044)	(59,051)	(1,396,998)	(273)

Net realized gain (loss) on investments	(204)	(116)	(2,456)	636,870	(22)
Realized gain distribution received	294	384	—	—	236
Change in unrealized appreciation (depreciation) on investments	320	251	26,094	390,639	(139)

Net gain (loss) on investments	410	519	23,638	1,027,509	75

Net increase (decrease) in net assets resulting from operations	$412	$768	$51,864	$1,249,228	$102
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP Absolute Return Multi-Strategy—Initial Class		MainStay VP Balanced—Initial Class		MainStay VP Bond—Initial Class
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(3,540)	$(2,153)	$174,563	$119,276	$748,920	$682,419
Net realized gain (loss) on investments	(63,390)	(30,741)	376,665	419,120	102,329	125,823
Realized gain distribution received	—	—	487,300	886,186	129,515	12,596
Change in unrealized appreciation (depreciation) on investments	140,940	(140,691)	350,305	(1,839,272)	52,388	(866,269)

Net increase (decrease) in net assets resulting from operations	74,010	(173,585)	1,388,833	(414,690)	1,033,152	(45,431)

Contributions and (Withdrawals):
Payments received from policyowners	2,044,645	1,409,043	1,476,256	1,694,128	3,274,241	3,150,239
Cost of insurance	(561,739)	(345,663)	(940,550)	(914,709)	(2,214,921)	(2,176,598)
Policyowners' surrenders	(170,429)	(81,641)	(610,250)	(727,395)	(1,414,900)	(1,735,521)
Net transfers from (to) Fixed Account	186,557	295,400	(247,453)	(167,613)	(748,667)	(537,965)
Transfers between Investment Divisions	1,021,575	389,200	657,514	370,359	583,750	(1,316,276)
Policyowners' death benefits	(11,959)	(203)	(96,055)	(76,913)	(482,404)	(126,451)

Net contributions and (withdrawals)	2,508,650	1,666,136	239,462	177,857	(1,002,901)	(2,742,572)

Increase (decrease) in net assets	2,582,660	1,492,551	1,628,295	(236,833)	30,251	(2,788,003)

NET ASSETS:
Beginning of period	2,655,118	1,162,567	14,037,471	14,274,304	32,758,160	35,546,163

End of period	$5,237,778	$2,655,118	$15,665,766	$14,037,471	$32,788,411	$32,758,160
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP Common Stock—Initial Class		MainStay VP Conservative Allocation—Initial Class		MainStay VP Convertible—Initial Class
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$971,370	$803,590	$359,148	$327,085	$1,618,646	$1,110,358
Net realized gain (loss) on investments	2,772,476	3,258,999	(350,749)	145,499	522,230	88,441
Realized gain distribution received	6,088,893	7,608,916	328,587	954,331	1,790,420	3,608,184
Change in unrealized appreciation (depreciation) on investments	(1,764,408)	(11,345,765)	574,709	(1,769,478)	1,111,756	(5,556,619)

Net increase (decrease) in net assets resulting from operations	8,068,331	325,740	911,695	(342,563)	5,043,052	(749,636)

Contributions and (Withdrawals):
Payments received from policyowners	6,821,378	6,671,080	1,478,445	1,394,343	3,658,900	3,888,457
Cost of insurance	(5,966,360)	(5,814,061)	(1,079,021)	(1,080,469)	(2,710,578)	(2,705,176)
Policyowners' surrenders	(4,261,707)	(3,945,434)	(702,457)	(880,642)	(1,870,607)	(2,656,481)
Net transfers from (to) Fixed Account	(1,776,283)	(2,210,153)	(366,825)	(80,282)	(798,801)	(564,298)
Transfers between Investment Divisions	(1,485,409)	(1,041,150)	424,543	1,586,273	(936,477)	(665,634)
Policyowners' death benefits	(441,742)	(289,144)	(238,346)	(95,207)	(307,054)	(226,918)

Net contributions and (withdrawals)	(7,110,123)	(6,628,862)	(483,661)	844,016	(2,964,617)	(2,930,050)

Increase (decrease) in net assets	958,208	(6,303,122)	428,034	501,453	2,078,435	(3,679,686)

NET ASSETS:
Beginning of period	97,719,064	104,022,186	16,170,703	15,669,250	45,166,729	48,846,415

End of period	$98,677,272	$97,719,064	$16,598,737	$16,170,703	$47,245,164	$45,166,729
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP Cornerstone Growth—Initial Class		MainStay VP Cushing® Renaissance Advantage—Initial Class	MainStay VP Eagle Small Cap Growth—Initial Class
	2016	2015	2016 (a)	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(749,423)	$(1,152,620)	$220	$(173,536)	$(200,600)
Net realized gain (loss) on investments	2,154,419	4,161,273	2,180	576,494	1,185,678
Realized gain distribution received	14,602,142	24,257,281	—	2,331,536	5,747,473
Change in unrealized appreciation (depreciation) on investments	(16,841,451)	(23,506,397)	23,819	1,248,743	(7,272,907)

Net increase (decrease) in net assets resulting from operations	(834,313)	3,759,537	26,219	3,983,237	(540,356)

Contributions and (Withdrawals):
Payments received from policyowners	14,098,957	14,839,467	36,816	3,089,118	3,220,944
Cost of insurance	(12,378,183)	(12,831,785)	(7,292)	(2,451,719)	(2,535,285)
Policyowners' surrenders	(8,860,089)	(8,704,262)	—	(2,138,092)	(2,017,716)
Net transfers from (to) Fixed Account	(2,702,189)	(3,621,907)	4,501	(915,228)	(1,252,324)
Transfers between Investment Divisions	(2,612,911)	(2,367,543)	265,659	(1,179,022)	(1,531,983)
Policyowners' death benefits	(738,725)	(776,033)	—	(121,157)	(72,766)

Net contributions and (withdrawals)	(13,193,140)	(13,462,063)	299,684	(3,716,100)	(4,189,130)

Increase (decrease) in net assets	(14,027,453)	(9,702,526)	325,903	267,137	(4,729,486)

NET ASSETS:
Beginning of period	181,713,245	191,415,771	—	45,016,930	49,746,416

End of period	$167,685,792	$181,713,245	$325,903	$45,284,067	$45,016,930
(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP Emerging Markets Equity—Initial Class		MainStay VP Epoch U.S. Small Cap—Initial Class		MainStay VP Floating Rate—Initial Class
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$46,733	$347,904	$53,686	$75,645	$605,396	$587,142
Net realized gain (loss) on investments	(1,065,518)	(1,056,311)	802,569	1,068,239	14,806	(22,761)
Realized gain distribution received	—	—	1,202,595	2,618,059	—	—
Change in unrealized appreciation (depreciation) on investments	2,856,057	(5,383,598)	1,738,135	(4,776,651)	674,080	(567,200)

Net increase (decrease) in net assets resulting from operations	1,837,272	(6,092,005)	3,796,985	(1,014,708)	1,294,282	(2,819)

Contributions and (Withdrawals):
Payments received from policyowners	4,157,805	4,521,824	2,710,796	2,722,626	1,571,473	1,662,915
Cost of insurance	(2,105,566)	(2,204,165)	(1,402,309)	(1,413,150)	(960,614)	(877,542)
Policyowners' surrenders	(1,364,592)	(1,628,413)	(1,260,914)	(1,524,683)	(1,801,731)	(564,234)
Net transfers from (to) Fixed Account	(504,695)	(330,423)	(496,553)	(411,034)	(489,487)	(392,576)
Transfers between Investment Divisions	(707,270)	(2,473,148)	(25,925)	44,354	(43,243)	1,349,319
Policyowners' death benefits	(196,939)	(68,067)	(47,281)	(32,930)	(49,542)	(29,715)

Net contributions and (withdrawals)	(721,257)	(2,182,392)	(522,186)	(614,817)	(1,773,144)	1,148,167

Increase (decrease) in net assets	1,116,015	(8,274,397)	3,274,799	(1,629,525)	(478,862)	1,145,348

NET ASSETS:
Beginning of period	30,615,961	38,890,358	24,031,166	25,660,691	16,935,724	15,790,376

End of period	$31,731,976	$30,615,961	$27,305,965	$24,031,166	$16,456,862	$16,935,724
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP Government—Initial Class		MainStay VP Growth Allocation—Initial Class		MainStay VP High Yield Corporate Bond— Initial Class
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$337,333	$433,349	$756,208	$844,599	$7,043,043	$7,098,339
Net realized gain (loss) on investments	(125,095)	(55,249)	993,373	934,677	406,755	119,943
Realized gain distribution received	—	—	3,389,322	3,760,559	—	—
Change in unrealized appreciation (depreciation) on investments	(77,616)	(352,214)	(904,380)	(7,314,771)	11,167,044	(9,454,053)

Net increase (decrease) in net assets resulting from operations	134,622	25,886	4,234,523	(1,774,936)	18,616,842	(2,235,771)

Contributions and (Withdrawals):
Payments received from policyowners	1,465,642	1,636,674	12,341,516	10,291,248	12,938,389	12,945,116
Cost of insurance	(1,267,420)	(1,278,107)	(4,291,314)	(3,579,049)	(8,777,873)	(8,291,991)
Policyowners' surrenders	(942,121)	(885,770)	(2,497,878)	(2,104,918)	(5,813,741)	(6,104,734)
Net transfers from (to) Fixed Account	(431,771)	(354,310)	(204,467)	(218,122)	(2,207,342)	(940,366)
Transfers between Investment Divisions	671,062	(45,416)	(876,475)	838,592	1,589,989	(4,579,709)
Policyowners' death benefits	(422,799)	(127,840)	(82,418)	(93,723)	(521,339)	(934,972)

Net contributions and (withdrawals)	(927,407)	(1,054,769)	4,388,964	5,134,028	(2,791,917)	(7,906,656)

Increase (decrease) in net assets	(792,785)	(1,028,883)	8,623,487	3,359,092	15,824,925	(10,142,427)

NET ASSETS:
Beginning of period	17,348,938	18,377,821	51,446,819	48,087,727	120,356,555	130,498,982

End of period	$16,556,153	$17,348,938	$60,070,306	$51,446,819	$136,181,480	$120,356,555
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP ICAP Select Equity—Initial Class		MainStay VP Income Builder—Initial Class		MainStay VP International Equity—Initial Class
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$930,632	$3,174,024	$2,306,214	$2,663,380	$217,519	$291,950
Net realized gain (loss) on investments	1,045,127	2,651,802	(83,287)	523,565	(1,197,164)	(1,507,780)
Realized gain distribution received	18,376,243	15,390,428	333,291	2,275,731	—	—
Change in unrealized appreciation (depreciation) on investments	(15,045,472)	(26,968,407)	2,484,786	(7,971,649)	(1,312,635)	3,788,735

Net increase (decrease) in net assets resulting from operations	5,306,530	(5,752,153)	5,041,004	(2,508,973)	(2,292,280)	2,572,905

Contributions and (Withdrawals):
Payments received from policyowners	9,304,793	9,876,015	4,328,049	4,709,737	4,007,752	4,224,925
Cost of insurance	(7,188,562)	(7,497,449)	(3,981,592)	(3,992,550)	(2,531,589)	(2,525,223)
Policyowners' surrenders	(5,969,338)	(6,539,080)	(2,794,470)	(2,887,070)	(1,869,342)	(1,918,315)
Net transfers from (to) Fixed Account	(2,180,280)	(2,336,680)	(641,467)	(903,698)	(660,849)	(817,855)
Transfers between Investment Divisions	(4,087,900)	(1,969,433)	363,002	291,093	(1,622,878)	(1,022,110)
Policyowners' death benefits	(507,488)	(360,068)	(337,950)	(328,858)	(108,741)	(52,736)

Net contributions and (withdrawals)	(10,628,775)	(8,826,695)	(3,064,428)	(3,111,346)	(2,785,647)	(2,111,314)

Increase (decrease) in net assets	(5,322,245)	(14,578,848)	1,976,576	(5,620,319)	(5,077,927)	461,591

NET ASSETS:
Beginning of period	131,940,447	146,519,295	59,647,848	65,268,167	45,671,718	45,210,127

End of period	$126,618,202	$131,940,447	$61,624,424	$59,647,848	$40,593,791	$45,671,718
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP Janus Balanced—Initial Class		MainStay VP Large Cap Growth—Initial Class		MainStay VP MFS® Utilities—Initial Class
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,847,859	$1,915,232	$(148,389)	$(151,842)	$1,016,207	$1,363,371
Net realized gain (loss) on investments	1,728,559	2,444,119	2,795,120	2,742,260	205,387	455,026
Realized gain distribution received	6,081,933	8,427,331	4,382,036	5,978,016	956,547	2,598,602
Change in unrealized appreciation (depreciation) on investments	(4,456,362)	(12,402,515)	(8,188,328)	(5,804,922)	1,392,795	(9,922,293)

Net increase (decrease) in net assets resulting from operations	5,201,989	384,167	(1,159,561)	2,763,512	3,570,936	(5,505,294)

Contributions and (Withdrawals):
Payments received from policyowners	8,944,103	9,201,979	4,799,872	4,444,264	5,711,324	5,863,851
Cost of insurance	(7,743,630)	(7,553,131)	(2,728,451)	(2,600,708)	(2,337,168)	(2,306,526)
Policyowners' surrenders	(6,399,923)	(6,002,843)	(2,249,331)	(2,089,940)	(1,732,722)	(1,309,209)
Net transfers from (to) Fixed Account	(1,769,298)	(1,943,534)	(699,750)	(1,020,939)	(755,138)	(155,340)
Transfers between Investment Divisions	401,102	(1,416,205)	675,999	1,902,651	13,797	530,341
Policyowners' death benefits	(557,033)	(376,042)	(203,229)	(92,307)	(138,710)	(73,416)

Net contributions and (withdrawals)	(7,124,679)	(8,089,776)	(404,890)	543,021	761,383	2,549,701

Increase (decrease) in net assets	(1,922,690)	(7,705,609)	(1,564,451)	3,306,533	4,332,319	(2,955,593)

NET ASSETS:
Beginning of period	130,058,031	137,763,640	51,415,196	48,108,663	32,379,237	35,334,830

End of period	$128,135,341	$130,058,031	$49,850,745	$51,415,196	$36,711,556	$32,379,237
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP Mid Cap Core—Initial Class		MainStay VP Moderate Allocation—Initial Class		MainStay VP Moderate Growth Allocation—Initial Class
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$540,932	$288,635	$812,373	$903,042	$1,338,548	$1,480,762
Net realized gain (loss) on investments	2,855,826	3,862,341	156,091	785,789	399,293	753,877
Realized gain distribution received	6,443,389	13,572,588	1,758,070	3,299,079	4,237,806	5,864,094
Change in unrealized appreciation (depreciation) on investments	49,352	(21,586,723)	(156,068)	(5,819,878)	(770,352)	(9,934,051)

Net increase (decrease) in net assets resulting from operations	9,889,499	(3,863,159)	2,570,466	(831,968)	5,205,295	(1,835,318)

Contributions and (Withdrawals):
Payments received from policyowners	7,271,657	7,825,039	4,507,672	4,412,643	10,263,937	10,438,559
Cost of insurance	(5,181,440)	(5,340,833)	(2,456,528)	(2,333,659)	(4,636,324)	(4,462,716)
Policyowners' surrenders	(4,763,051)	(4,554,615)	(1,896,748)	(1,607,198)	(2,841,615)	(3,109,463)
Net transfers from (to) Fixed Account	(1,649,862)	(1,968,718)	(306,872)	230,469	(304,927)	(47,824)
Transfers between Investment Divisions	(3,043,631)	(1,850,777)	(9,804)	152,614	514,103	535,320
Policyowners' death benefits	(233,731)	(244,891)	(86,528)	(177,565)	(175,307)	(367,987)

Net contributions and (withdrawals)	(7,600,058)	(6,134,795)	(248,808)	677,304	2,819,867	2,985,889

Increase (decrease) in net assets	2,289,441	(9,997,954)	2,321,658	(154,664)	8,025,162	1,150,571

NET ASSETS:
Beginning of period	95,582,934	105,580,888	41,550,924	41,705,588	67,999,593	66,849,022

End of period	$97,872,375	$95,582,934	$43,872,582	$41,550,924	$76,024,755	$67,999,593

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP PIMCO Real Return—Initial Class		MainStay VP S&P 500 Index—Initial Class		MainStay VP Small Cap Core—Initial Class
	2016	2015	2016	2015	2016 (a)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$124,789	$384,763	$3,707,804	$2,944,000	$16,665
Net realized gain (loss) on investments	(330,271)	(387,684)	13,690,643	9,660,783	20,309
Realized gain distribution received	—	—	8,929,304	3,595,849	226,666
Change in unrealized appreciation (depreciation) on investments	620,990	(229,609)	5,864,720	(14,102,730)	1,451,643

Net increase (decrease) in net assets resulting from operations	415,508	(232,530)	32,192,471	2,097,902	1,715,283

Contributions and (Withdrawals):
Payments received from policyowners	1,206,664	1,282,014	22,889,508	21,720,449	762,077
Cost of insurance	(610,191)	(596,430)	(16,969,396)	(16,073,729)	(350,121)
Policyowners' surrenders	(522,305)	(542,181)	(18,169,420)	(13,256,923)	(244,520)
Net transfers from (to) Fixed Account	(265,791)	(680,875)	(3,899,549)	(3,530,714)	(122,903)
Transfers between Investment Divisions	(31,121)	(366,946)	6,132,255	2,191,818	14,638,835
Policyowners' death benefits	(47,264)	(15,923)	(1,043,101)	(712,895)	(7,366)

Net contributions and (withdrawals)	(270,008)	(920,341)	(11,059,703)	(9,661,994)	14,676,002

Increase (decrease) in net assets	145,500	(1,152,871)	21,132,768	(7,564,092)	16,391,285

NET ASSETS:
Beginning of period	8,312,559	9,465,430	296,798,808	304,362,900	—

End of period	$8,458,059	$8,312,559	$317,931,576	$296,798,808	$16,391,285
(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP T. Rowe Price Equity Income—Initial Class		MainStay VP U.S. Government Money Market—Initial Class		MainStay VP Unconstrained Bond— Initial Class
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,166,350	$1,069,812	$(117,488)	$(120,119)	$381,580	$267,579
Net realized gain (loss) on investments	1,691,743	1,491,880	1,229	1,127	(66,414)	(47,899)
Realized gain distribution received	4,835,353	3,970,635	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	4,344,689	(11,948,217)	2,455	(1,126)	436,487	(472,477)

Net increase (decrease) in net assets resulting from operations	12,038,135	(5,415,890)	(113,804)	(120,118)	751,653	(252,797)

Contributions and (Withdrawals):
Payments received from policyowners	5,065,102	5,437,852	7,087,563	7,149,151	3,752,355	2,984,665
Cost of insurance	(3,701,849)	(3,630,382)	(4,857,454)	(4,531,836)	(1,107,944)	(765,345)
Policyowners' surrenders	(3,088,436)	(3,011,942)	(8,584,592)	(7,404,515)	(384,563)	(263,505)
Net transfers from (to) Fixed Account	(1,324,072)	(907,777)	3,500,101	(1,489,044)	211,312	460,216
Transfers between Investment Divisions	(3,371,539)	(1,604,858)	10,792,071	8,248,245	1,041,212	752,576
Policyowners' death benefits	(271,202)	(174,959)	(84,246)	(113,594)	(45,823)	(21,283)

Net contributions and (withdrawals)	(6,691,996)	(3,892,066)	7,853,443	1,858,407	3,466,549	3,147,324

Increase (decrease) in net assets	5,346,139	(9,307,956)	7,739,639	1,738,289	4,218,202	2,894,527

NET ASSETS:
Beginning of period	69,488,248	78,796,204	42,814,541	41,076,252	9,015,047	6,120,520

End of period	$74,834,387	$69,488,248	$50,554,180	$42,814,541	$13,233,249	$9,015,047
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MainStay VP VanEck Global Hard Assets—Initial Class		AB ® VPS International Value Portfolio—Class A		AB ® VPS Small/Mid Cap Value Portfolio—Class A
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$139,351	$48,087	$—	$7	$36,552	$50,604
Net realized gain (loss) on investments	(1,955,968)	(1,261,868)	4	2	92,120	229,156
Realized gain distribution received	—	—	—	—	512,829	1,418,957
Change in unrealized appreciation (depreciation) on investments	12,996,668	(10,938,538)	(13)	(2)	1,404,150	(2,212,266)

Net increase (decrease) in net assets resulting from operations	11,180,051	(12,152,319)	(9)	7	2,045,651	(513,549)

Contributions and (Withdrawals):
Payments received from policyowners	4,999,717	5,454,970	(1)	1	1,223,068	1,333,732
Cost of insurance	(2,126,029)	(2,132,965)	(8)	(19)	(525,945)	(530,821)
Policyowners' surrenders	(1,324,031)	(1,857,802)	(252)	—	(267,765)	(302,449)
Net transfers from (to) Fixed Account	(441,616)	(327,956)	—	—	(191,984)	(59,308)
Transfers between Investment Divisions	(1,808,890)	(639,087)	—	—	(584,495)	(218,260)
Policyowners' death benefits	(68,057)	(41,724)	—	—	(18,489)	(1,553)

Net contributions and (withdrawals)	(768,906)	455,436	(261)	(18)	(365,610)	221,341

Increase (decrease) in net assets	10,411,145	(11,696,883)	(270)	(11)	1,680,041	(292,208)

NET ASSETS:
Beginning of period	25,313,609	37,010,492	274	285	8,544,388	8,836,596

End of period	$35,724,754	$25,313,609	$4	$274	$10,224,429	$8,544,388
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	Alger Capital Appreciation Portfolio—Class I-2		American Century Investments® VP Inflation Protection Fund—Class II		American Century Investments® VP International Fund—Class II
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,844	$1,479	$4,900	$5,572	$18,851	$5,025
Net realized gain (loss) on investments	123,762	130,509	(597)	(1,678)	47,291	73,724
Realized gain distribution received	11,790	196,083	1,975	—	—	—
Change in unrealized appreciation (depreciation) on investments	(132,254)	(223,158)	5,068	(10,810)	(190,113)	(80,355)

Net increase (decrease) in net assets resulting from operations	6,142	104,913	11,346	(6,916)	(123,971)	(1,606)

Contributions and (Withdrawals):
Payments received from policyowners	26,263	31,918	4,473	4,096	54,858	54,754
Cost of insurance	(39,147)	(44,022)	(3,587)	(3,481)	(86,024)	(80,992)
Policyowners' surrenders	(56,431)	(115,807)	(505)	—	(11,988)	—
Net transfers from (to) Fixed Account	(83,653)	(15,069)	(167)	(43)	(65,922)	(24,534)
Transfers between Investment Divisions	(119,855)	110,114	(3,635)	(20,461)	116,973	312,440
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	(272,823)	(32,866)	(3,421)	(19,889)	7,897	261,668

Increase (decrease) in net assets	(266,681)	72,047	7,925	(26,805)	(116,074)	260,062

NET ASSETS:
Beginning of period	1,772,470	1,700,423	258,471	285,276	2,214,774	1,954,712

End of period	$1,505,789	$1,772,470	$266,396	$258,471	$2,098,700	$2,214,774
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	American Century Investments® VP Value Fund—Class II		American Funds IS® Global Small Capitalization Fund℠—Class 2		American Funds IS® New World Fund®—Class 2
	2016	2015	2016	2015 (b)	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$44,031	$40,061	$1,353	$(267)	$31,466	$11,596
Net realized gain (loss) on investments	135,584	63,518	(52,232)	(4,967)	(52,571)	(45,593)
Realized gain distribution received	—	—	66,261	3,302	—	125,176
Change in unrealized appreciation (depreciation) on investments	371,681	(184,078)	(5,885)	(24,810)	224,514	(218,667)

Net increase (decrease) in net assets resulting from operations	551,296	(80,499)	9,497	(26,742)	203,409	(127,488)

Contributions and (Withdrawals):
Payments received from policyowners	24,667	27,720	159,773	72,047	1,445,457	981,192
Cost of insurance	(49,137)	(37,274)	(38,995)	(10,616)	(405,274)	(243,058)
Policyowners' surrenders	(65,471)	(15,340)	(1,738)	(630)	(125,149)	(43,932)
Net transfers from (to) Fixed Account	—	(7)	(21,400)	(3,855)	65,729	149,173
Transfers between Investment Divisions	953,513	36,251	59,472	239,714	750,364	1,330,070
Policyowners' death benefits	—	—	—	—	(9,518)	(3,200)

Net contributions and (withdrawals)	863,572	11,350	157,112	296,660	1,721,609	2,170,245

Increase (decrease) in net assets	1,414,868	(69,149)	166,609	269,918	1,925,018	2,042,757

NET ASSETS:
Beginning of period	1,892,048	1,961,197	269,918	—	3,217,471	1,174,714

End of period	$3,306,916	$1,892,048	$436,527	$269,918	$5,142,489	$3,217,471

(b) For the period May 1, 2015 (commencement of Investment Division) through December 31, 2015.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	BlackRock ® Global Allocation V.I. Fund—Class III		BlackRock® High Yield V.I. Fund—Class I		Columbia Variable Portfolio—Commodity Strategy Fund—Class 1
	2016	2015	2016	2015	2016	2015 (b)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$148,736	$95,048	$77,707	$51,361	$(307)	$(45)
Net realized gain (loss) on investments	(200,418)	(26,597)	(40,138)	(10,400)	(4,557)	(495)
Realized gain distribution received	—	640,339	—	9,013	—	—
Change in unrealized appreciation (depreciation) on investments	473,933	(880,319)	139,194	(114,251)	18,713	(5,985)

Net increase (decrease) in net assets resulting from operations	422,251	(171,529)	176,763	(64,277)	13,849	(6,525)

Contributions and (Withdrawals):
Payments received from policyowners	2,183,788	2,058,619	357,406	276,875	63,913	10,625
Cost of insurance	(795,718)	(740,182)	(98,167)	(63,405)	(13,150)	(1,535)
Policyowners' surrenders	(427,214)	(781,146)	(88,338)	(5,109)	(2,687)	(1,633)
Net transfers from (to) Fixed Account	(457,344)	128,143	(70,880)	(22,291)	667	2,130
Transfers between Investment Divisions	2,015,918	1,154,242	104,093	643,464	354,204	37,404
Policyowners' death benefits	(15,582)	(9,055)	(712)	—	(692)	—

Net contributions and (withdrawals)	2,503,848	1,810,621	203,402	829,534	402,255	46,991

Increase (decrease) in net assets	2,926,099	1,639,092	380,165	765,257	416,104	40,466

NET ASSETS:
Beginning of period	10,538,580	8,899,488	1,342,205	576,948	40,466	—

End of period	$13,464,679	$10,538,580	$1,722,370	$1,342,205	$456,570	$40,466

(b) For the period May 1, 2015 (commencement of Investment Division) through December 31, 2015.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1		Columbia Variable Portfolio—Small Cap Value Fund—Class 2		Delaware VIP® Diversified Income Series—Standard Class
	2016	2015 (b)	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$5,647	$(21)	$86	$127	$1,662	$2,202
Net realized gain (loss) on investments	1,240	(50)	(1,751)	(69)	(142)	(406)
Realized gain distribution received	—	—	2,196	1,466	—	808
Change in unrealized appreciation (depreciation) on investments	(2,686)	(316)	5,497	(3,040)	91	(2,376)

Net increase (decrease) in net assets resulting from operations	4,201	(387)	6,028	(1,516)	1,611	228

Contributions and (Withdrawals):
Payments received from policyowners	54,795	5,963	5,760	5,952	7,823	6,804
Cost of insurance	(20,171)	(725)	(856)	(944)	(1,933)	(2,212)
Policyowners' surrenders	(5,586)	(308)	(1,011)	(622)	(2,488)	—
Net transfers from (to) Fixed Account	3,047	1	(2,171)	—	(212)	(82)
Transfers between Investment Divisions	440,048	14,094	(4,262)	—	2,816	(51,723)
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	472,133	19,025	(2,540)	4,386	6,006	(47,213)

Increase (decrease) in net assets	476,334	18,638	3,488	2,870	7,617	(46,985)

NET ASSETS:
Beginning of period	18,638	—	22,354	19,484	42,981	89,966

End of period	$494,972	$18,638	$25,842	$22,354	$50,598	$42,981

(b) For the period May 1, 2015 (commencement of Investment Division) through December 31, 2015.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	Delaware VIP® Emerging Markets Series—Standard Class		Delaware VIP® International Value Equity Series—Standard Class		Delaware VIP® Small Cap Value Series—Standard Class
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$18,502	$11,212	$72	$225	$38,498	$21,601
Net realized gain (loss) on investments	(85,297)	(25,185)	(750)	119	(45,541)	63,328
Realized gain distribution received	41,837	33,027	—	—	450,703	459,222
Change in unrealized appreciation (depreciation) on investments	273,660	(281,735)	256	(305)	1,092,538	(838,789)

Net increase (decrease) in net assets resulting from operations	248,702	(262,681)	(422)	39	1,536,198	(294,638)

Contributions and (Withdrawals):
Payments received from policyowners	613,462	678,996	725	1,007	1,017,977	933,499
Cost of insurance	(169,499)	(166,369)	(112)	(454)	(279,783)	(255,809)
Policyowners' surrenders	(183,247)	(70,820)	(1,553)	—	(149,199)	(110,807)
Net transfers from (to) Fixed Account	(60,060)	48,679	—	36	(24,785)	156,074
Transfers between Investment Divisions	201,325	(89,995)	(9,077)	557	279,271	(180,491)
Policyowners' death benefits	(3,533)	(4,445)	—	—	(2,482)	—

Net contributions and (withdrawals)	398,448	396,046	(10,017)	1,146	840,999	542,466

Increase (decrease) in net assets	647,150	133,365	(10,439)	1,185	2,377,197	247,828

NET ASSETS:
Beginning of period	1,778,434	1,645,069	11,757	10,572	4,551,279	4,303,451

End of period	$2,425,584	$1,778,434	$1,318	$11,757	$6,928,476	$4,551,279
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	Delaware VIP® Value Series—Standard Class		Deutsche Alternative Asset Allocation VIP—Class A	Deutsche Small Cap Index VIP—Class A
	2016	2015	2016 (a)	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,135	$924	$(97)	$253	$565
Net realized gain (loss) on investments	575	4,887	102	(2,259)	(1,508)
Realized gain distribution received	5,211	—	—	1,753	4,067
Change in unrealized appreciation (depreciation) on investments	1,512	(5,930)	(871)	4,327	(4,838)

Net increase (decrease) in net assets resulting from operations	8,433	(119)	(866)	4,074	(1,714)

Contributions and (Withdrawals):
Payments received from policyowners	9,415	7,853	151,486	10,862	10,324
Cost of insurance	(2,452)	(2,286)	(27,856)	(1,151)	(1,370)
Policyowners' surrenders	(1,007)	(11,124)	(3,245)	(1,685)	(6,286)
Net transfers from (to) Fixed Account	1,237	(557)	2,913	(6,776)	(16,939)
Transfers between Investment Divisions	1,077	3,246	412,690	(198)	6,432
Policyowners' death benefits	—	—	—	—	—

Net contributions and (withdrawals)	8,270	(2,868)	535,988	1,052	(7,839)

Increase (decrease) in net assets	16,703	(2,987)	535,122	5,126	(9,553)

NET ASSETS:
Beginning of period	49,529	52,516	—	18,683	28,236

End of period	$66,232	$49,529	$535,122	$23,809	$18,683

(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	Deutsche Small Mid Cap Value VIP—Class A		DFA VA Global Bond Portfolio		DFA VA International Small Portfolio
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$16,393	$3,127	$688	$1,245	$940	$1,230
Net realized gain (loss) on investments	155,408	189,415	291	(119)	(2,175)	(2,772)
Realized gain distribution received	437,042	346,710	219	331	327	1,902
Change in unrealized appreciation (depreciation) on investments	63,878	(634,039)	414	(1,595)	2,369	815

Net increase (decrease) in net assets resulting from operations	672,721	(94,787)	1,612	(138)	1,461	1,175

Contributions and (Withdrawals):
Payments received from policyowners	631,011	612,775	4,500	4,672	9,050	9,792
Cost of insurance	(257,444)	(250,723)	(2,894)	(2,238)	(4,456)	(4,266)
Policyowners' surrenders	(152,978)	(144,412)	—	(3,571)	—	(4,727)
Net transfers from (to) Fixed Account	(80,709)	(37,700)	(258)	359	(1,463)	377
Transfers between Investment Divisions	(203,974)	(195,760)	(41,446)	60,792	(22,873)	16,201
Policyowners' death benefits	(8,471)	(278)	—	—	—	—

Net contributions and (withdrawals)	(72,565)	(16,098)	(40,098)	60,014	(19,742)	17,377

Increase (decrease) in net assets	600,156	(110,885)	(38,486)	59,876	(18,281)	18,552

NET ASSETS:
Beginning of period	4,040,483	4,151,368	79,248	19,372	59,400	40,848

End of period	$4,640,639	$4,040,483	$40,762	$79,248	$41,119	$59,400
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	DFA VA International Value Portfolio		DFA VA Short-Term Fixed Portfolio		DFA VA U.S. Large Value Portfolio
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,860	$1,766	$379	$139	$2,232	$2,257
Net realized gain (loss) on investments	(1,577)	549	(1)	(10)	1,648	1,049
Realized gain distribution received	—	—	—	43	854	5,018
Change in unrealized appreciation (depreciation) on investments	4,250	(6,111)	12	(37)	14,652	(11,998)

Net increase (decrease) in net assets resulting from operations	4,533	(3,796)	390	135	19,386	(3,674)

Contributions and (Withdrawals):
Payments received from policyowners	15,318	16,425	10,872	10,857	23,591	24,162
Cost of insurance	(5,340)	(5,299)	(5,216)	(4,454)	(12,431)	(11,246)
Policyowners' surrenders	—	(4,479)	—	(4,149)	(616)	—
Net transfers from (to) Fixed Account	(102)	930	—	1,018	(6,180)	1,713
Transfers between Investment Divisions	(7,860)	999	4,093	—	(6,283)	2,554
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	2,016	8,576	9,749	3,272	(1,919)	17,183

Increase (decrease) in net assets	6,549	4,780	10,139	3,407	17,467	13,509

NET ASSETS:
Beginning of period	54,398	49,618	45,867	42,460	106,236	92,727

End of period	$60,947	$54,398	$56,006	$45,867	$123,703	$106,236
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	DFA VA U.S. Targeted Value Portfolio		Dreyfus IP Technology Growth Portfolio—Initial Shares		Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$897	$994	$(40,488)	$(44,399)	$—	$—
Net realized gain (loss) on investments	(328)	178	847,476	761,234	18,378	21,331
Realized gain distribution received	3,185	5,157	953,981	1,973,188	196,101	39,616
Change in unrealized appreciation (depreciation) on investments	17,712	(10,422)	(915,674)	(1,588,953)	197,230	(117,618)

Net increase (decrease) in net assets resulting from operations	21,466	(4,093)	845,295	1,101,070	411,709	(56,671)

Contributions and (Withdrawals):
Payments received from policyowners	14,403	14,997	2,046,056	2,022,366	3,789	2,784
Cost of insurance	(9,200)	(8,238)	(1,187,906)	(1,173,463)	(19,921)	(19,812)
Policyowners' surrenders	—	—	(1,059,192)	(910,260)	(12,078)	—
Net transfers from (to) Fixed Account	(1,075)	1,935	(582,251)	(213,958)	(97,780)	216
Transfers between Investment Divisions	(4,026)	(79)	(231,340)	284,104	20,110	(12,038)
Policyowners' death benefits	—	—	(25,159)	(61,210)	—	—

Net contributions and (withdrawals)	102	8,615	(1,039,792)	(52,421)	(105,880)	(28,850)

Increase (decrease) in net assets	21,568	4,522	(194,497)	1,048,649	305,829	(85,521)

NET ASSETS:
Beginning of period	73,385	68,863	19,902,159	18,853,510	2,487,776	2,573,297

End of period	$94,953	$73,385	$19,707,662	$19,902,159	$2,793,605	$2,487,776
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	Fidelity ® VIP Contrafund® Portfolio—Initial Class		Fidelity ® VIP Equity-Income Portfolio—Initial Class		Fidelity ® VIP Freedom 2020 Portfolio—Initial Class
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$948,151	$1,503,730	$1,337,755	$2,132,420	$17,278	$9,123
Net realized gain (loss) on investments	436,810	2,270,901	(2,519,454)	(818,688)	(948)	4,397
Realized gain distribution received	16,838,246	20,119,172	4,672,885	6,983,412	19,502	2,438
Change in unrealized appreciation (depreciation) on investments	(2,739,991)	(23,119,929)	8,464,614	(11,561,525)	50,526	(21,507)

Net increase (decrease) in net assets resulting from operations	15,483,216	773,874	11,955,800	(3,264,381)	86,358	(5,549)

Contributions and (Withdrawals):
Payments received from policyowners	17,729,774	17,601,064	5,000,585	5,170,910	133,084	76,351
Cost of insurance	(11,887,340)	(11,622,832)	(3,897,213)	(3,754,107)	(74,613)	(34,675)
Policyowners' surrenders	(8,601,404)	(9,871,716)	(2,975,295)	(2,995,287)	(46,604)	(5,560)
Net transfers from (to) Fixed Account	(3,177,404)	(2,237,160)	(807,362)	(752,099)	(3,842)	7,103
Transfers between Investment Divisions	(9,521,060)	(4,407,780)	(6,411,693)	(276,112)	866,338	105,256
Policyowners' death benefits	(659,859)	(506,203)	(149,858)	(132,983)	—	—

Net contributions and (withdrawals)	(16,117,293)	(11,044,627)	(9,240,836)	(2,739,678)	874,363	148,475

Increase (decrease) in net assets	(634,077)	(10,270,753)	2,714,964	(6,004,059)	960,721	142,926

NET ASSETS:
Beginning of period	217,755,756	228,026,509	71,768,154	77,772,213	578,698	435,772

End of period	$217,121,679	$217,755,756	$74,483,118	$71,768,154	$1,539,419	$578,698
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	Fidelity ® VIP Freedom 2030 Portfolio—Initial Class		Fidelity ® VIP Freedom 2040 Portfolio—Initial Class		Fidelity ® VIP Growth Opportunities Portfolio—Initial Class
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$17,864	$10,359	$19,023	$19,283	$2,232	$(346)
Net realized gain (loss) on investments	(1,724)	(1,070)	(15,509)	9,267	(171,719)	21,738
Realized gain distribution received	27,840	3,439	44,210	7,384	49,555	208,288
Change in unrealized appreciation (depreciation) on investments	16,228	(24,965)	42,074	(54,894)	133,387	(196,694)

Net increase (decrease) in net assets resulting from operations	60,208	(12,237)	89,798	(18,960)	13,455	32,986

Contributions and (Withdrawals):
Payments received from policyowners	308,052	214,375	554,497	392,392	321,653	301,704
Cost of insurance	(91,474)	(64,655)	(145,832)	(107,550)	(173,345)	(86,141)
Policyowners' surrenders	(10,773)	(35,340)	(89,612)	(61,607)	(78,667)	(77,600)
Net transfers from (to) Fixed Account	4,050	25,456	(59,009)	(14,236)	(69,825)	(5,409)
Transfers between Investment Divisions	468,431	56,024	37,610	358,570	(179,233)	1,874,590
Policyowners' death benefits	—	—	—	—	(8,707)	—

Net contributions and (withdrawals)	678,286	195,860	297,654	567,569	(188,124)	2,007,144

Increase (decrease) in net assets	738,494	183,623	387,452	548,609	(174,669)	2,040,130

NET ASSETS:
Beginning of period	671,014	487,391	1,223,426	674,817	2,294,640	254,510

End of period	$1,409,508	$671,014	$1,610,878	$1,223,426	$2,119,971	$2,294,640
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	Fidelity ® VIP Growth Portfolio—Initial Class		Fidelity ® VIP Index 500 Portfolio—Initial Class		Fidelity ® VIP Investment Grade Bond Portfolio—Initial Class
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,164	$14,447	$231,824	$286,431	$26,063	$27,201
Net realized gain (loss) on investments	43,755	34,507	59,454	51,421	5,610	11,864
Realized gain distribution received	513,517	162,928	15,221	8,503	497	818
Change in unrealized appreciation (depreciation) on investments	(511,107)	162,759	1,411,481	(173,704)	16,349	(44,320)

Net increase (decrease) in net assets resulting from operations	48,329	374,641	1,717,980	172,651	48,519	(4,437)

Contributions and (Withdrawals):
Payments received from policyowners	5,821	5,342	160,590	125,388	26,888	24,664
Cost of insurance	(43,659)	(38,426)	(177,688)	(155,682)	(38,971)	(32,936)
Policyowners' surrenders	—	—	(1,280)	(12,740)	(2,148)	(4,355)
Net transfers from (to) Fixed Account	(70,294)	(37,620)	56,633	(36,143)	(831)	(1,772)
Transfers between Investment Divisions	70,109	58,481	590,915	793,917	35,531	(176,006)
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	(38,023)	(12,223)	629,170	714,740	20,469	(190,405)

Increase (decrease) in net assets	10,306	362,418	2,347,150	887,391	68,988	(194,842)

NET ASSETS:
Beginning of period	5,571,561	5,209,143	14,187,162	13,299,771	1,024,980	1,219,822

End of period	$5,581,867	$5,571,561	$16,534,312	$14,187,162	$1,093,968	$1,024,980
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	Fidelity ® VIP Mid Cap Portfolio—Initial Class		Fidelity ® VIP Overseas Portfolio—Initial Class		Invesco V.I. American Value Fund—Series I Shares
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$44,944	$40,887	$84,681	$90,419	$5,452	$3,491
Net realized gain (loss) on investments	(29,571)	38,268	(39,060)	(12,896)	(106,399)	58,242
Realized gain distribution received	566,047	988,271	10,036	6,673	151,100	312,129
Change in unrealized appreciation (depreciation) on investments	596,699	(1,241,633)	(371,314)	123,616	369,475	(621,497)

Net increase (decrease) in net assets resulting from operations	1,178,119	(174,207)	(315,657)	207,812	419,628	(247,635)

Contributions and (Withdrawals):
Payments received from policyowners	1,336,388	1,201,050	41,079	53,763	606,663	616,046
Cost of insurance	(483,522)	(398,969)	(76,660)	(76,728)	(200,568)	(183,918)
Policyowners' surrenders	(350,646)	(172,396)	(100,376)	(14,111)	(89,411)	(56,779)
Net transfers from (to) Fixed Account	(109,314)	142,447	(89,552)	(3,931)	(27,219)	(33,574)
Transfers between Investment Divisions	105,194	658,601	(242,016)	408,631	(123,931)	429,179
Policyowners' death benefits	(1,778)	—	—	—	(371)	—

Net contributions and (withdrawals)	496,322	1,430,733	(467,525)	367,624	165,163	770,954

Increase (decrease) in net assets	1,674,441	1,256,526	(783,182)	575,436	584,791	523,319

NET ASSETS:
Beginning of period	9,295,426	8,038,900	6,462,713	5,887,277	2,439,199	1,915,880

End of period	$10,969,867	$9,295,426	$5,679,531	$6,462,713	$3,023,990	$2,439,199
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	Invesco V.I. Global Real Estate Fund—Series I Shares		Invesco V.I. International Growth Fund—Series I Shares		Janus Aspen Enterprise Portfolio—Institutional Shares
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$451	$1,103	$168,445	$149,864	$1,544	$4,207
Net realized gain (loss) on investments	312	697	155,353	258,555	53,929	12,200
Realized gain distribution received	527	—	—	—	83,304	61,609
Change in unrealized appreciation (depreciation) on investments	(970)	(2,288)	(400,975)	(728,640)	(19,477)	(62,184)

Net increase (decrease) in net assets resulting from operations	320	(488)	(77,177)	(320,221)	119,300	15,832

Contributions and (Withdrawals):
Payments received from policyowners	6,919	7,340	2,907,681	2,615,660	56,576	30,109
Cost of insurance	(1,671)	(2,033)	(874,850)	(740,689)	(20,786)	(17,686)
Policyowners' surrenders	(2,565)	(10,242)	(402,335)	(396,690)	(14,814)	(28,714)
Net transfers from (to) Fixed Account	(155)	(560)	(62,439)	155,100	(2,214)	(8,960)
Transfers between Investment Divisions	(5,871)	35	1,588,243	(83,393)	226,558	211,443
Policyowners' death benefits	—	—	(58,341)	(8,916)	—	—

Net contributions and (withdrawals)	(3,343)	(5,460)	3,097,959	1,541,072	245,320	186,192

Increase (decrease) in net assets	(3,023)	(5,948)	3,020,782	1,220,851	364,620	202,024

NET ASSETS:
Beginning of period	31,710	37,658	11,636,983	10,416,132	734,290	532,266

End of period	$28,687	$31,710	$14,657,765	$11,636,983	$1,098,910	$734,290
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	Janus Aspen Forty Portfolio—Institutional Shares		Janus Aspen Global Research Portfolio—Institutional Shares		LVIP Baron Growth Opportunities Fund—Service Class
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$—	$497,225	$144,811	$65	$—
Net realized gain (loss) on investments	(1,301)	(6,605)	2,795,872	2,671,129	100	272
Realized gain distribution received	1,950	7,408	—	—	862	808
Change in unrealized appreciation (depreciation) on investments	(1,512)	684	(2,043,163)	(5,229,215)	(73)	(1,656)

Net increase (decrease) in net assets resulting from operations	(863)	1,487	1,249,934	(2,413,275)	954	(576)

Contributions and (Withdrawals):
Payments received from policyowners	1,327	437	6,709,829	7,155,283	1,928	2,283
Cost of insurance	(860)	(1,198)	(5,200,103)	(5,376,318)	(514)	(471)
Policyowners' surrenders	(510)	(6,689)	(4,044,017)	(4,176,233)	(1,796)	—
Net transfers from (to) Fixed Account	(17)	(449)	(967,249)	(1,228,094)	(987)	(609)
Transfers between Investment Divisions	(17,575)	27,195	(1,513,318)	(333,121)	3,565	(85)
Policyowners' death benefits	—	—	(286,091)	(202,365)	—	—

Net contributions and (withdrawals)	(17,635)	19,296	(5,300,949)	(4,160,848)	2,196	1,118

Increase (decrease) in net assets	(18,498)	20,783	(4,051,015)	(6,574,123)	3,150	542

NET ASSETS:
Beginning of period	33,807	13,024	87,915,686	94,489,809	9,932	9,390

End of period	$15,309	$33,807	$83,864,671	$87,915,686	$13,082	$9,932
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MFS ® International Value Portfolio—Initial Class		MFS ® Investors Trust Series—Initial Class		MFS ® New Discovery Series—Initial Class
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$86,402	$94,723	$21,040	$12,639	$(3,772)	$(4,860)
Net realized gain (loss) on investments	131,664	123,980	28,091	(2,902)	(84,756)	43,551
Realized gain distribution received	175,052	56,354	287,371	158,475	197,395	151,425
Change in unrealized appreciation (depreciation) on investments	(171,168)	(5,914)	(104,259)	(176,616)	290,067	(269,390)

Net increase (decrease) in net assets resulting from operations	221,950	269,143	232,243	(8,404)	398,934	(79,274)

Contributions and (Withdrawals):
Payments received from policyowners	1,050,666	870,831	1,350,563	909,608	337,727	384,282
Cost of insurance	(345,103)	(267,882)	(381,983)	(234,042)	(144,668)	(159,327)
Policyowners' surrenders	(357,790)	(125,579)	(90,072)	(11,161)	(96,235)	(58,911)
Net transfers from (to) Fixed Account	(281,849)	184,896	63,138	144,332	(84,758)	(12,280)
Transfers between Investment Divisions	2,166,171	918,787	218,813	371,889	(33,031)	(887,758)
Policyowners' death benefits	(4,275)	(4,991)	(10,862)	(210)	(3,126)	(5,176)

Net contributions and (withdrawals)	2,227,820	1,576,062	1,149,597	1,180,416	(24,091)	(739,170)

Increase (decrease) in net assets	2,449,770	1,845,205	1,381,840	1,172,012	374,843	(818,444)

NET ASSETS:
Beginning of period	6,276,544	4,431,339	1,786,659	614,647	4,464,851	5,283,295

End of period	$8,726,314	$6,276,544	$3,168,499	$1,786,659	$4,839,694	$4,464,851

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	MFS ® Research Series—Initial Class		MFS ® Total Return Bond Series—Initial Class		MFS ® Value Series—Initial Class
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$9,040	$5,672	$596	$514	$149	$145
Net realized gain (loss) on investments	(7,769)	40,830	864	1,450	168	64
Realized gain distribution received	144,838	81,603	—	—	576	364
Change in unrealized appreciation (depreciation) on investments	(39,660)	(119,553)	1,105	(1,686)	(155)	(640)

Net increase (decrease) in net assets resulting from operations	106,449	8,552	2,565	278	738	(67)

Contributions and (Withdrawals):
Payments received from policyowners	237,166	264,951	3,765	3,166	2,377	1,617
Cost of insurance	(101,174)	(82,283)	(786)	(1,281)	(319)	(253)
Policyowners' surrenders	(42,197)	(34,114)	—	—	—	—
Net transfers from (to) Fixed Account	(74,706)	(35,899)	—	—	(2,874)	—
Transfers between Investment Divisions	172,414	(26,937)	(57,687)	(16,754)	(13)	(18)
Policyowners' death benefits	(9,435)	—	—	—	—	—

Net contributions and (withdrawals)	182,068	85,718	(54,708)	(14,869)	(829)	1,346

Increase (decrease) in net assets	288,517	94,270	(52,143)	(14,591)	(91)	1,279

NET ASSETS:
Beginning of period	1,103,058	1,008,788	70,814	85,405	6,390	5,111

End of period	$1,391,575	$1,103,058	$18,671	$70,814	$6,299	$6,390
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I		PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class		PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(8,870)	$(6,778)	$59,934	$78,569	$6,025	$5,109
Net realized gain (loss) on investments	(355,110)	(251,393)	9,378	5,727	(25,214)	(6,454)
Realized gain distribution received	338,536	554,200	17,116	13,575	—	—
Change in unrealized appreciation (depreciation) on investments	329,945	(471,460)	124,847	(100,968)	18,330	(10,531)

Net increase (decrease) in net assets resulting from operations	304,501	(175,431)	211,275	(3,097)	(859)	(11,876)

Contributions and (Withdrawals):
Payments received from policyowners	1,794,422	1,334,919	1,261,135	890,315	5,780	6,896
Cost of insurance	(544,519)	(403,317)	(411,213)	(233,035)	(12,619)	(11,301)
Policyowners' surrenders	(349,607)	(639,781)	(107,592)	(133,953)	(38,057)	—
Net transfers from (to) Fixed Account	17,764	112,799	188,151	196,721	1,004	(24)
Transfers between Investment Divisions	312,507	3,379,346	907,014	1,233,238	(1,285)	(47,295)
Policyowners' death benefits	(7,487)	(4,561)	(3,568)	(12,988)	—	—

Net contributions and (withdrawals)	1,223,080	3,779,405	1,833,927	1,940,298	(45,177)	(51,724)

Increase (decrease) in net assets	1,527,581	3,603,974	2,045,202	1,937,201	(46,036)	(63,600)

NET ASSETS:
Beginning of period	6,447,245	2,843,271	2,780,747	843,546	230,538	294,138

End of period	$7,974,826	$6,447,245	$4,825,949	$2,780,747	$184,502	$230,538
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	PIMCO VIT Low Duration Portfolio—Administrative Class		PIMCO VIT Low Duration Portfolio—Institutional Class	PIMCO VIT Total Return Portfolio—Administrative Class
	2016	2015	2016 (a)	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$7,346	$12,109	$2,944	$36,709	$89,248
Net realized gain (loss) on investments	(233)	129	(335)	(6,642)	830
Realized gain distribution received	—	—	—	—	18,533
Change in unrealized appreciation (depreciation) on investments	(529)	(11,104)	(1,181)	16,786	(96,646)

Net increase (decrease) in net assets resulting from operations	6,584	1,134	1,428	46,853	11,965

Contributions and (Withdrawals):
Payments received from policyowners	12,549	12,550	62,132	60,795	65,479
Cost of insurance	(29,425)	(21,126)	(19,224)	(84,243)	(72,786)
Policyowners' surrenders	—	—	(2,716)	(5,116)	(10,660)
Net transfers from (to) Fixed Account	(493)	—	(45,418)	(1,596)	(918)
Transfers between Investment Divisions	263,678	—	662,632	(17,169)	(288,956)
Policyowners' death benefits	—	—	—	—	—

Net contributions and (withdrawals)	246,309	(8,576)	657,406	(47,329)	(307,841)

Increase (decrease) in net assets	252,893	(7,442)	658,834	(476)	(295,876)

NET ASSETS:
Beginning of period	345,987	353,429	—	1,721,909	2,017,785

End of period	$598,880	$345,987	$658,834	$1,721,433	$1,721,909

(a) For the period May 1, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	PIMCO VIT Total Return Portfolio—Institutional Class		Royce Micro-Cap Portfolio—Investment Class		T. Rowe Price Blue Chip Growth Portfolio
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$75,844	$117,371	$(16,805)	$(31,958)	$—	$—
Net realized gain (loss) on investments	(59,270)	(1,626)	(800,380)	601,296	420	769
Realized gain distribution received	—	28,334	—	863,413	—	—
Change in unrealized appreciation (depreciation) on investments	54,368	(160,988)	1,787,242	(3,511,235)	334	3,773

Net increase (decrease) in net assets resulting from operations	70,942	(16,909)	970,057	(2,078,484)	754	4,542

Contributions and (Withdrawals):
Payments received from policyowners	1,209,611	859,305	1,453,836	2,303,966	7,987	8,699
Cost of insurance	(393,216)	(223,642)	(611,738)	(986,237)	(1,745)	(1,722)
Policyowners' surrenders	(224,035)	(80,040)	(371,516)	(744,015)	(1,366)	—
Net transfers from (to) Fixed Account	93,894	177,652	(170,664)	(207,674)	1,275	(1,498)
Transfers between Investment Divisions	1,398,568	1,426,477	(15,388,741)	(1,082,552)	2,616	(3,518)
Policyowners' death benefits	(365)	—	(28,934)	(12,367)	—	—

Net contributions and (withdrawals)	2,084,457	2,159,752	(15,117,757)	(728,879)	8,767	1,961

Increase (decrease) in net assets	2,155,399	2,142,843	(14,147,700)	(2,807,363)	9,521	6,503

NET ASSETS:
Beginning of period	2,702,259	559,416	14,147,700	16,955,063	46,712	40,209

End of period	$4,857,658	$2,702,259	$—	$14,147,700	$56,233	$46,712
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	T. Rowe Price International Stock Portfolio		T. Rowe Price Limited-Term Bond Portfolio		T. Rowe Price New America Growth Portfolio
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$219	$203	$6,198	$6,006	$2	$—
Net realized gain (loss) on investments	214	198	(6,205)	(5,123)	(204)	50
Realized gain distribution received	752	406	—	—	294	222
Change in unrealized appreciation (depreciation) on investments	(944)	(1,103)	6,178	887	320	(106)

Net increase (decrease) in net assets resulting from operations	241	(296)	6,171	1,770	412	166

Contributions and (Withdrawals):
Payments received from policyowners	4,224	4,280	20,439	19,833	—	109
Cost of insurance	(904)	(1,008)	(26,360)	(23,871)	(184)	(178)
Policyowners' surrenders	(1,099)	—	(55,615)	—	(2,094)	—
Net transfers from (to) Fixed Account	318	(652)	(72,103)	(157)	—	(655)
Transfers between Investment Divisions	(3,043)	(490)	1,205	(94,718)	5,845	—
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	(504)	2,130	(132,434)	(98,913)	3,567	(724)

Increase (decrease) in net assets	(263)	1,834	(126,263)	(97,143)	3,979	(558)

NET ASSETS:
Beginning of period	20,621	18,787	507,127	604,270	2,256	2,814

End of period	$20,358	$20,621	$380,864	$507,127	$6,235	$2,256

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	The Merger Fund VL		UIF Emerging Markets Debt Portfolio—Class I		UIF U.S. Real Estate Portfolio—Class I
	2016	2015	2016	2015	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$249	$663	$28,226	$30,759	$221,719	$205,359
Net realized gain (loss) on investments	(116)	417	(2,456)	(7,439)	636,870	1,107,329
Realized gain distribution received	384	205	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	251	(1,534)	26,094	(28,754)	390,639	(955,304)

Net increase (decrease) in net assets resulting from operations	768	(249)	51,864	(5,434)	1,249,228	357,384

Contributions and (Withdrawals):
Payments received from policyowners	5,751	6,374	15,137	18,843	3,038,735	2,953,674
Cost of insurance	(1,570)	(1,747)	(18,439)	(16,954)	(1,157,335)	(1,084,700)
Policyowners' surrenders	(1,345)	(10,892)	(26,054)	(16,755)	(712,927)	(620,265)
Net transfers from (to) Fixed Account	(514)	(100)	6,713	(10,896)	(488,063)	(247,019)
Transfers between Investment Divisions	1,065	420	(13,590)	(46,003)	1,003,582	(1,845,715)
Policyowners' death benefits	—	—	—	—	(65,434)	(9,729)

Net contributions and (withdrawals)	3,387	(5,945)	(36,233)	(71,765)	1,618,558	(853,754)

Increase (decrease) in net assets	4,155	(6,194)	15,631	(77,199)	2,867,786	(496,370)

NET ASSETS:
Beginning of period	30,455	36,649	502,375	579,574	18,668,904	19,165,274

End of period	$34,610	$30,455	$518,006	$502,375	$21,536,690	$18,668,904
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2016
and December 31, 2015

	VanEck VIP Multi-Manager Alternatives Fund—Initial Class Shares		Victory VIF Diversified Stock Fund—Class A Shares
	2016	2015 (c)	2016	2015
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$(857)	$27	$15
Net realized gain (loss) on investments	—	(46,673)	(22)	10
Realized gain distribution received	—	101,425	236	338
Change in unrealized appreciation (depreciation) on investments	—	(64,370)	(139)	(446)

Net increase (decrease) in net assets resulting from operations	—	(10,475)	102	(83)

Contributions and (Withdrawals):
Payments received from policyowners	—	104,946	463	481
Cost of insurance	—	(47,434)	(170)	(186)
Policyowners' surrenders	—	(12,616)	(182)	—
Net transfers from (to) Fixed Account	—	14,931	—	—
Transfers between Investment Divisions	—	(2,471,225)	—	—
Policyowners' death benefits	—	(4,862)	—	—

Net contributions and (withdrawals)	—	(2,416,260)	111	295

Increase (decrease) in net assets	—	(2,426,735)	213	212

NET ASSETS:
Beginning of period	—	2,426,735	2,635	2,423

End of period	$—	$—	$2,848	$2,635
(c) VanEck VIP Multi-Manager Alternatives Fund—Initial Class Shares was liquidated as of June 3, 2015.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

NYLIAC Variable Universal Life Separate Account (“VUL Separate Account-I”) was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). VUL Separate Account-I funds Group 1 policies (Variable Universal Life (“VUL”) and Survivorship Variable Universal Life (“SVUL”)—Series 1), Group 2 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 1 and Single Premium Variable Universal Life (“SPVUL”)—Series 1), Group 3 policies (Pinnacle Variable Universal Life (“Pinnacle VUL”) and Pinnacle Survivorship Variable Universal Life (“Pinnacle SVUL”)), Group 4 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 2, Single Premium Variable Universal Life (“SPVUL”)—Series 2 and 3, Legacy Creator Single Premium Variable Universal Life (“Legacy Creator SPVUL”), Survivorship Variable Universal Life (“SVUL”)—Series 2, Variable Universal Life Provider (“VUL Provider”), Variable Universal Life Accumulator (“VUL Accumulator”), Survivorship Variable Universal Life Accumulator (“SVUL Accumulator”) and Variable Universal Life Accumulator Plus (“VUL Accumulator Plus”)) and the Group 5 policy (Lifetime Wealth Variable Universal Life (“LWVUL”)). Sales of VUL were discontinued on September 28, 1999, or the date VUL 2000 was approved in a jurisdiction that had not approved it by September 28, 1999. Sales of VUL Provider, VUL 2000 and SVUL were discontinued on May 23, 2008, or the date VUL Accumulator and SVUL Accumulator were approved in a jurisdiction that had not approved the new products by May 23, 2008. Sales of Pinnacle SVUL and Pinnacle VUL were discontinued on May 23, 2008 in all jurisdictions. Sales of SPVUL Series 3 were discontinued on January 1, 2009 in all jurisdictions. Sales of LWVUL were discontinued on November 18, 2013 in all jurisdictions. Sales of VUL Accumulator were discontinued on December 31, 2013 or the date VUL Accumulator Plus was approved in a jurisdiction that had not approved the new products by December 31, 2013. Sales of Legacy Creator SPVUL were discontinued on April 6, 2015.
All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2, Pinnacle SVUL and SVUL Accumulator policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities, LLC and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC (“NYLIM Holdings”). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of NYLIC. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance under ASC 946.
The assets of VUL Separate Account-I are invested in the shares of the MainStay VP Funds Trust, the AB® Variable Products Series Fund, Inc., the AIM Variable Insurance Funds, the Alger Portfolios, the American Century Variable American Century® Investment Portfolios, Inc., the American Funds Insurance Series®, the BlackRock® Variable Series, Inc., the Columbia Funds Variable Series Trust II, the Columbia Variable Portfolios, the Delaware VIP® Trust, the Deutsche Investments VIT Funds, the Deutsche Variable Series II, the DFA Investment Dimensions Group Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity® Variable Insurance Products Fund, the Janus Aspen Series, the Lincoln Variable Insurance Products Trust, the MFS® Variable Insurance Trust, the MFS® Variable Insurance Trust II, the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the T. Rowe Price International Series, Inc., The Merger Fund VL, the Universal Institutional Funds, Inc. and the Victory Variable Insurance Funds (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, Dollar Cost Averaging (DCA) Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account represent a portion of the general account assets of NYLIAC and are not included in this report. NYLIAC’s Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

As of May 1, 2016, the following Investment Divisions were added to one or more of the products investing in VUL Separate Account-I:

MainStay VP Cushing® Renaissance Advantage—Initial Class
MainStay VP Small Cap Core—Initial Class

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Deutsche Alternative Asset Allocation VIP—Class A
PIMCO VIT Low Duration Portfolio—Institutional Class
 The following Investment Divisions, with their respective Fund portfolios, are available in VUL Separate Account-I:
MainStay VP Absolute Return Multi-Strategy—Initial Class (formerly MainStay VP Marketfield—Initial Class)
MainStay VP Balanced—Initial Class
MainStay VP Bond—Initial Class
MainStay VP Common Stock—Initial Class
MainStay VP Conservative Allocation—Initial Class
MainStay VP Convertible—Initial Class
MainStay VP Cornerstone Growth—Initial Class
MainStay VP Cushing® Renaissance Advantage—Initial Class
MainStay VP Eagle Small Cap Growth—Initial Class
MainStay VP Emerging Markets Equity—Initial Class
MainStay VP Epoch U.S. Small Cap—Initial Class (formerly MainStay VP U.S. Small Cap—Initial Class)
MainStay VP Floating Rate—Initial Class
MainStay VP Government—Initial Class
MainStay VP Growth Allocation—Initial Class
MainStay VP High Yield Corporate Bond—Initial Class
MainStay VP ICAP Select Equity—Initial Class
MainStay VP Income Builder—Initial Class
MainStay VP International Equity—Initial Class
MainStay VP Janus Balanced—Initial Class
MainStay VP Large Cap Growth—Initial Class
MainStay VP MFS® Utilities—Initial Class
MainStay VP Mid Cap Core—Initial Class
MainStay VP Moderate Allocation—Initial Class
MainStay VP Moderate Growth Allocation—Initial Class
MainStay VP PIMCO Real Return—Initial Class
MainStay VP S&P 500 Index—Initial Class
MainStay VP Small Cap Core—Initial Class
MainStay VP T. Rowe Price Equity Income—Initial Class
MainStay VP U.S. Government Money Market—Initial Class (formerly MainStay VP Cash Management—Initial Class)
MainStay VP Unconstrained Bond—Initial Class
MainStay VP VanEck Global Hard Assets—Initial Class (formerly MainStay VP Van Eck Global Hard Assets—Initial Class)
AB® VPS International Value Portfolio—Class A
AB® VPS Small/Mid Cap Value Portfolio—Class A
Alger Capital Appreciation Portfolio—Class I-2
American Century Investments® VP Inflation Protection Fund—Class II
American Century Investments® VP International Fund—Class II
American Century Investments® VP Value Fund—Class II
American Funds IS® Global Small Capitalization FundSM—Class 2
American Funds IS® New World Fund®—Class 2
BlackRock® Global Allocation V.I. Fund—Class III
BlackRock® High Yield V.I. Fund—Class I
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1
Columbia Variable Portfolio—Small Cap Value Fund—Class 2
Delaware VIP® Diversified Income Series—Standard Class
Delaware VIP® Emerging Markets Series—Standard Class
Delaware VIP® International Value Equity Series—Standard Class
Delaware VIP® Small Cap Value Series—Standard Class

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Delaware VIP® Value Series—Standard Class
Deutsche Alternative Asset Allocation VIP—Class A
Deutsche Small Cap Index VIP—Class A
Deutsche Small Mid Cap Value VIP—Class A
DFA VA Global Bond Portfolio
DFA VA International Small Portfolio
DFA VA International Value Portfolio
DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value Portfolio
Dreyfus IP Technology Growth Portfolio—Initial Shares
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares
Fidelity® VIP Contrafund® Portfolio—Initial Class
Fidelity® VIP Equity-Income Portfolio—Initial Class
Fidelity® VIP Freedom 2020 Portfolio—Initial Class
Fidelity® VIP Freedom 2030 Portfolio—Initial Class
Fidelity® VIP Freedom 2040 Portfolio—Initial Class
Fidelity® VIP Growth Opportunities Portfolio—Initial Class
Fidelity® VIP Growth Portfolio—Initial Class
Fidelity® VIP Index 500 Portfolio—Initial Class
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class
Fidelity® VIP Mid Cap Portfolio—Initial Class
Fidelity® VIP Overseas Portfolio—Initial Class
Invesco V.I. American Value Fund—Series I Shares
Invesco V.I. Global Real Estate Fund—Series I Shares
Invesco V.I. International Growth Fund—Series I Shares
Janus Aspen Enterprise Portfolio—Institutional Shares
Janus Aspen Forty Portfolio—Institutional Shares
Janus Aspen Global Research Portfolio—Institutional Shares
LVIP Baron Growth Opportunities Fund—Service Class
MFS® International Value Portfolio—Initial Class
MFS® Investors Trust Series—Initial Class
MFS® New Discovery Series—Initial Class
MFS® Research Series—Initial Class
MFS® Total Return Bond Series—Initial Class
MFS® Value Series—Initial Class
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class
PIMCO VIT Low Duration Portfolio—Administrative Class
PIMCO VIT Low Duration Portfolio—Institutional Class
PIMCO VIT Total Return Portfolio—Administrative Class
PIMCO VIT Total Return Portfolio—Institutional Class
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price International Stock Portfolio
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price New America Growth Portfolio
The Merger Fund VL
UIF Emerging Markets Debt Portfolio—Class I
UIF U.S. Real Estate Portfolio—Class I
Victory VIF Diversified Stock Fund—Class A Shares
________________
Not all investment options are available under all policies.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

On August 26, 2016, NYLIAC substituted Investment Class shares in the Royce Micro-Cap Portfolio within VUL Separate Account-I with Initial Class shares of MainStay VP Small Cap Core.

All investments into the MainStay VP Series Funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible Fund portfolio.
For SVUL, VUL 2000, SPVUL, LWVUL, VUL Provider, VUL Accumulator, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the free look period are allocated to the General Account of NYLIAC. After the free look period, these premium payments are allocated in accordance with the policyowner’s allocation instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the policyowner’s allocations instructions. For Legacy Creator SPVUL, SVUL Accumulator, and VUL Accumulator Plus, any/all premium payments received before the Initial Premium Transfer Date will be allocated to the General Account of NYLIAC. On the Initial Premium Transfer Date, the net premium, along with any interest credited will be allocated to the Investment Divisions of VUL Separate Account-I, the Fixed Account, and/or the DCA Plus Account in accordance with the policyowner’s allocation instructions. Pinnacle VUL and Pinnacle SVUL policies issued on or after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider, SVUL, VUL Accumulator and SVUL Accumulator policies issued on or after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account. Legacy Creator SPVUL policies issued on or after May 15, 2009, can have the initial premium payment allocated to the 6 months DCA Extra Account. LWVUL policies issued on or after February 14, 2011, can have premium payments made in the first 12 policy months allocated to a DCA Plus Account. VUL Accumulator Plus policies issued on or after November 18, 2013, can have premium payments made in the first 12 months following the Initial Premium Transfer Date allocated to a DCA Plus Account.
In addition, for all VUL, VUL 2000, SVUL, SPVUL, Legacy Creator SPVUL, LWVUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies, the policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.
No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.
Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.
Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.
The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.
The levels of the fair value hierarchy are based on the inputs to the valuation as follows:
Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.
Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s assumptions in pricing the asset or liability.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Investments in mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of the shares held at the valuation date, which represents fair value, and are classified as Level 1.
The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2016 were as follows:

	Purchases	Sales
MainStay VP Absolute Return Multi-Strategy—Initial Class	$2,882	$366
MainStay VP Balanced—Initial Class	2,292	1,392
MainStay VP Bond—Initial Class	3,538	3,660
MainStay VP Common Stock—Initial Class	10,486	10,539
MainStay VP Conservative Allocation—Initial Class	3,627	3,421
MainStay VP Convertible—Initial Class	5,064	4,627
MainStay VP Cornerstone Growth—Initial Class	16,354	15,715
MainStay VP Cushing® Renaissance Advantage—Initial Class	320	20
MainStay VP Eagle Small Cap Growth—Initial Class	3,162	4,722
MainStay VP Emerging Markets Equity—Initial Class	2,006	2,684
MainStay VP Epoch U.S. Small Cap—Initial Class	2,742	2,004
MainStay VP Floating Rate—Initial Class	3,278	4,397
MainStay VP Government—Initial Class	1,961	2,552
MainStay VP Growth Allocation—Initial Class	11,485	2,919
MainStay VP High Yield Corporate Bond—Initial Class	13,761	9,494
MainStay VP ICAP Select Equity—Initial Class	21,505	12,852
MainStay VP Income Builder—Initial Class	4,542	5,001
MainStay VP International Equity—Initial Class	1,711	4,265
MainStay VP Janus Balanced—Initial Class	11,577	10,788
MainStay VP Large Cap Growth—Initial Class	10,354	6,514
MainStay VP MFS® Utilities—Initial Class	6,002	3,261
MainStay VP Mid Cap Core—Initial Class	8,994	9,608
MainStay VP Moderate Allocation—Initial Class	6,643	4,307
MainStay VP Moderate Growth Allocation—Initial Class	12,780	4,294
MainStay VP PIMCO Real Return—Initial Class	1,218	1,370
MainStay VP S&P 500 Index—Initial Class	30,631	29,036
MainStay VP Small Cap Core—Initial Class	15,602	683
MainStay VP T. Rowe Price Equity Income—Initial Class	8,086	8,792
MainStay VP U.S. Government Money Market—Initial Class	31,960	24,220
MainStay VP Unconstrained Bond—Initial Class	4,748	879
MainStay VP VanEck Global Hard Assets—Initial Class	3,428	4,075
AB® VPS International Value Portfolio—Class A	—	—
AB® VPS Small/Mid Cap Value Portfolio—Class A	1,455	1,271
Alger Capital Appreciation Portfolio—Class I-2	99	357
American Century Investments® VP Inflation Protection Fund—Class II	11	8
American Century Investments® VP International Fund—Class II	167	140
American Century Investments® VP Value Fund—Class II	1,172	265
American Funds IS® Global Small Capitalization Fund℠—Class 2	381	156
American Funds IS® New World Fund®—Class 2	2,019	260
BlackRock® Global Allocation V.I. Fund—Class III	3,918	1,273
BlackRock® High Yield V.I. Fund—Class I	712	424
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	447	45
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	501	20
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	7	8
Delaware VIP® Diversified Income Series—Standard Class	11	4
Delaware VIP® Emerging Markets Series—Standard Class	836	380
Delaware VIP® International Value Equity Series—Standard Class	1	11
Delaware VIP® Small Cap Value Series—Standard Class	1,908	576
Delaware VIP® Value Series—Standard Class	17	2
Deutsche Alternative Asset Allocation VIP—Class A	541	5
Deutsche Small Cap Index VIP—Class A	12	9
Deutsche Small Mid Cap Value VIP—Class A	1,109	729
DFA VA Global Bond Portfolio	43	82

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales
DFA VA International Small Portfolio	8	27
DFA VA International Value Portfolio	13	9
DFA VA Short-Term Fixed Portfolio	11	1
DFA VA U.S. Large Value Portfolio	19	17
DFA VA U.S. Targeted Value Portfolio	15	11
Dreyfus IP Technology Growth Portfolio—Initial Shares	2,242	2,354
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	219	129
Fidelity® VIP Contrafund® Portfolio—Initial Class	22,486	20,819
Fidelity® VIP Equity-Income Portfolio—Initial Class	8,960	12,189
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	1,106	195
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	792	68
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	583	222
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	945	1,075
Fidelity® VIP Growth Portfolio—Initial Class	623	145
Fidelity® VIP Index 500 Portfolio—Initial Class	1,039	163
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	106	59
Fidelity® VIP Mid Cap Portfolio—Initial Class	2,165	1,050
Fidelity® VIP Overseas Portfolio—Initial Class	257	630
Invesco V.I. American Value Fund—Series I Shares	820	495
Invesco V.I. Global Real Estate Fund—Series I Shares	7	10
Invesco V.I. International Growth Fund—Series I Shares	4,147	872
Janus Aspen Enterprise Portfolio—Institutional Shares	491	161
Janus Aspen Forty Portfolio—Institutional Shares	4	20
Janus Aspen Global Research Portfolio—Institutional Shares	1,957	6,771
LVIP Baron Growth Opportunities Fund—Service Class	6	3
MFS® International Value Portfolio—Initial Class	3,480	975
MFS® Investors Trust Series—Initial Class	1,676	213
MFS® New Discovery Series—Initial Class	832	662
MFS® Research Series—Initial Class	731	396
MFS® Total Return Bond Series—Initial Class	4	58
MFS® Value Series—Initial Class	3	3
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	3,038	1,676
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	2,323	393
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	319	358
PIMCO VIT Low Duration Portfolio—Administrative Class	284	30
PIMCO VIT Low Duration Portfolio—Institutional Class	742	82
PIMCO VIT Total Return Portfolio—Administrative Class	160	166
PIMCO VIT Total Return Portfolio—Institutional Class	3,254	1,073
Royce Micro-Cap Portfolio—Investment Class	720	15,868
T. Rowe Price Blue Chip Growth Portfolio	11	2
T. Rowe Price International Stock Portfolio	5	5
T. Rowe Price Limited-Term Bond Portfolio	28	153
T. Rowe Price New America Growth Portfolio	6	2
The Merger Fund VL	10	6
UIF Emerging Markets Debt Portfolio—Class I	49	57
UIF U.S. Real Estate Portfolio—Class I	3,877	2,034
Victory VIF Diversified Stock Fund—Class A Shares	1	—
Total	$348,680	$276,189
Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC (“CCM”), Cushing® Asset Management, LP (“Cushing®”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), Janus Capital Management LLC (“Janus”), MacKay Shields LLC (“MacKay”), Massachusetts Financial Services Company (“MFS”), NYL Investors LLC (“NYLI”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”),VanEck Associates Corporation (“VanEck”) and Winslow Capital Management Inc. (“Winslow Capital”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.
New York Life Investments, Candriam Belgium, Candriam France S.A.S., CCM, MacKay, NYLI, and ICAP are all indirect, wholly-owned subsidiaries of NYLIC. Cushing® is a wholly-owned investment advisory subsidiary of Swank Capital. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Epoch is a wholly-owned subsidiary of The Toronto Dominion Bank. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc. MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc. PIMCO is a majority-owned subsidiary of Allianz Asset Management. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc. T. Rowe Price and VanEck are independent investment advisory firms.
Deductions from Premiums:
NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.
State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL - Series 3, VUL Provider, LWVUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, LWVUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies to cover federal premium taxes.
Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, LWVUL, VUL Accumulator, SVUL Accumulator, Legacy Creator SPVUL, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus policies to partially cover the expenses associated with selling the policies.
For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.
For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.
For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.
For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.
For LWVUL policies, in all policy years, we currently do not deduct a sales expense charge on any premium payment up to Target Premium 1. In each of policy years 1-7, we currently deduct 8.75% of any premium payment over Target Premium 1 and up to Target Premium 2; we also deduct 8.75% of all premiums paid over Target Premium 2. In each of policy years 8 and subsequent, we currently do not deduct a sales expense charge on any premium payment over Target Premium 1. Target Premium 1 and Target Premium 2 are determined at the time the policy is issued, and are indicated on the policy data page.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

For VUL Accumulator and SVUL Accumulator policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-10. Once the target premium is reached, 1.75% of any premium payment is deducted in policy years 1-5 and 0.75% of any premium payment is deducted in policy years 6-10. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

For Legacy Creator SPVUL policies, the current monthly premium expense charge is deducted at an annualized rate of 2.0% of the adjusted total premium for policy years 11 and beyond. The monthly premium expense charge is guaranteed not to exceed the annual rate of 2.25% of the adjusted total premium. This charge also covers state premium tax and federal tax expenses.

For VUL Accumulator Plus policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-10. Once the target premium is reached, 1.75% of any premium payment is deducted in policy years 1-5 and 0.75% of any premium payment is deducted in policy years 6-10. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.
Deductions from Cash Value:
NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge (deducted from the policy's cash value for Group 3, 4 & 5 policies), and are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets. The mortality and expense charge for Group 1 & 2 policies are deducted from the Investment Division and is recorded as mortality and expense risk charges in the Statement of Operations.The charges disclosed below were in effect for each of the five periods presented in the Financial Highlights section. Not all charges are deducted from all products, as shown below.

Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyowners. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, LWVUL, Pinnacle VUL, Pinnacle SVUL and VUL Accumulator Plus:

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

Policy	Monthly Contract Charge Policy Year 1	Monthly Contract Charge Subsequent Policy Years
VUL	$26	$7
SVUL	60	10
VUL 2000	30	10
VUL Provider	30	10
LWVUL	15	15 in years 2-10; 10 in years 11 and beyond.
VUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
SVUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
Pinnacle VUL*	100	25
Pinnacle SVUL*	100	25
VUL Accumulator Plus	15	15 in years 2-10; 10 in years 11 and beyond.
________________

*	If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.
Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, Legacy Creator SPVUL and SVUL - Series 2** policies monthly. This charge compensates NYLIAC for providing administrative policy services.
For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in VUL Separate Account-I and varies based on the amount of cash value in VUL Separate Account-I. The VUL Separate Account-I administrative charge percentage currently ranges from 0% to .20%.
For SPVUL policies, the current administrative charge is made monthly at an annualized rate of ..60% of the policy’s cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.
For SVUL - Series 2** the administrative charge is .10%, based on the amount of cash value in VUL Separate Account-I.
For Legacy Creator SPVUL policies, the current asset based administrative charge is deducted monthly at an annualized rate of 2.25% of the policy’s cash value for policy years 1 through 10. The monthly asset based administrative charge is guaranteed not to exceed the annual rate of 2.25% of the cash value of the policy. This charge also covers state premium tax and federal tax expenses.
Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.
Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, VUL Accumulator, SVUL Accumulator, LWVUL, Pinnacle VUL, Pinnacle SVUL, VUL Provider and VUL Accumulator Plus policies.
For SVUL - Series 1 policies, this charge is $0.04 per $1,000 of the policy’s initial face amount. For SVUL - Series 2 policies, this charge is $0.04 per $1,000 of the policy’s current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.
________________

**	VUL 2000 - Series 2, SPVUL- Series 2, and SVUL- Series 2 designates policies issued on and after May 10, 2002 where approved.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
For VUL Accumulator Plus, this charge is currently deducted during the first 10 policy years and is based on the insured’s age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 21 and beyond.
For VUL Accumulator policies, this charge is based on the insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 21 and beyond.
For SVUL Accumulator policies, this charge is based on insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 31 and beyond.
For LWVUL policies, this charge is based on the insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 21 and beyond.
For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.
For VUL Provider policies, this charge is $0.07 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.
Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy’s cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy’s cash value for Series 1 and 2. The current 0.90% deferred sales expense is comprised of 0.40% for sales expenses, 0.30% for state taxes and 0.20% for federal taxes. For SPVUL - Series 3*** currently the deferred sales expense charge is equal to 0.40%.
Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge as follows:
Group 1 & 2 Policies: NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the Investment Divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL - Series 1, 0.50% for VUL 2000 - Series 1 and 0.50% for SPVUL - Series 1.
Group 3 Policies: For Pinnacle VUL and Pinnacle SVUL mortality and expense risk charges are based on net assets and the percent ranges from 0.25% to 0.55% in policy years 1-20; and in policy years 21 and beyond, the percentage ranges from 0.05% to 0.35%. In policy years 1-20, if the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by 0.30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by 0.55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.
Group 4 Policies: For SPVUL - Series 2** and VUL 2000 -Series 2** policies, NYLIAC deducts a monthly mortality and expense risk charge at an annual rate of 0.50% of the cash value in VUL Separate Account-I and for SVUL - Series 2** policies, the mortality and expense risk charge is deducted monthly at an annual rate of 0.60% of the cash value in VUL Separate Account-I.
For VUL Accumulator Plus policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.55% to 0.15% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator Plus policies will never exceed an annual rate of 0.75%.
For VUL Accumulator and SVUL Accumulator policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.55% to 0.15% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator and SVUL Accumulator policies will never exceed an annual rate of 0.75%.
________________

**	VUL 2000 - Series 2, SPVUL- Series 2, and SVUL - Series 2 designates policies issued on and after May 10, 2002 where approved.

***	SPVUL - Series 3 designates policies issued on and after May 16, 2003 where approved.

****	Includes a 0.10% administrative service charge.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

For VUL Provider policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.70% to 0.05% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV), the mortality and expense risk charge currently ranges from 1.00% to 0.05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

For Legacy Creator SPVUL policies, the current mortality and expense risk charge is deducted monthly at an annual rate of 0.50% of the cash value in VUL Separate Account-I. The mortality and expense charge is guaranteed not to exceed the annual rate of 0.75% of the cash value in VUL Separate Account-I.
Group 5 Policies: For LWVUL policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.75% to 0.25% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on LWVUL policies will never exceed an annual rate of 0.75%.
Surrender Charges:
Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, SPVUL, Legacy Creator SPVUL and VUL Accumulator Plus policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying Statement of Changes in Net Assets. In addition, a new surrender charge period will apply to face amount increases.
For VUL, SVUL and VUL 2000 policies, this charge is deducted during the first 15 policy years or within 15 years after a face amount increase. For VUL Provider, VUL Accumulator, SVUL Accumulator and VUL Accumulator Plus this charge is deducted for the first 10 policy years or within 10 years after a face amount increase. For VUL, the maximum surrender charge is shown on the policy’s data page. For VUL 2000 - Series 1, VUL Provider, VUL Accumulator, SVUL Accumulator and VUL Accumulator Plus the maximum surrender charge is the lesser of 50% of total premiums paid or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.
Initially for VUL 2000 - Series 2** policies, the maximum surrender charge is the lesser of 50% of total premiums paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.
For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy’s target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.
For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year 10 and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.
For Legacy Creator SPVUL, the surrender charge is deducted during the first 9 policy years. The surrender charge is assessed on the amount of the cash value withdrawn in any policy year that is in excess of the surrender charge free window. The surrender charge free window is the greater of 10% of the policy cash value (minus any partial withdrawals already taken in that year) or 100% of the policy gain. The surrender charge percentage declines each policy year from 7.50% in the first year to 0% in year 10 and later.
________________

**	VUL 2000 - Series 2, SPVUL- Series 2, and SVUL- Series 2 designates policies issued on and after May 10, 2002 where approved.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

VUL Separate Account-I policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of either NYLIAC or VUL Separate Account-I. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 1.25%, distribution (12b-1) fees range from 0.00% to 0.25%, other expenses range from 0.00% to 0.45%, and acquired fund fees and expenses range from 0.08% to 1.17%. These ranges are shown as a percentage of average net assets as of December 31, 2015, and approximate the ranges as of December 31, 2016.

NOTE 4—Distribution of Net Income:

VUL Separate Account-I does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s):

The changes in units outstanding for the years ended December 31, 2016 and 2015 were as follows:

	2016			2015
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MainStay VP Absolute Return Multi-Strategy—Initial Class	353	(45)	308	218	(29)	189
MainStay VP Balanced—Initial Class	82	(71)	11	87	(79)	8
MainStay VP Bond—Initial Class	116	(155)	(39)	95	(219)	(124)
MainStay VP Common Stock—Initial Class	101	(293)	(192)	79	(270)	(191)
MainStay VP Conservative Allocation—Initial Class	168	(200)	(32)	341	(296)	45
MainStay VP Convertible—Initial Class	53	(153)	(100)	59	(158)	(99)
MainStay VP Cornerstone Growth—Initial Class	72	(656)	(584)	55	(639)	(584)
MainStay VP Cushing® Renaissance Advantage—Initial Class	30	(2)	28	—	—	—
MainStay VP Eagle Small Cap Growth—Initial Class	68	(350)	(282)	58	(370)	(312)
MainStay VP Emerging Markets Equity—Initial Class	265	(360)	(95)	237	(506)	(269)
MainStay VP Epoch U.S. Small Cap—Initial Class	70	(94)	(24)	79	(108)	(29)
MainStay VP Floating Rate—Initial Class	178	(305)	(127)	220	(140)	80
MainStay VP Government—Initial Class	83	(123)	(40)	64	(111)	(47)
MainStay VP Growth Allocation—Initial Class	439	(173)	266	487	(192)	295
MainStay VP High Yield Corporate Bond—Initial Class	205	(270)	(65)	138	(362)	(224)
MainStay VP ICAP Select Equity—Initial Class	84	(594)	(510)	81	(482)	(401)
MainStay VP Income Builder—Initial Class	68	(164)	(96)	70	(171)	(101)
MainStay VP International Equity—Initial Class	64	(183)	(119)	73	(166)	(93)
MainStay VP Janus Balanced—Initial Class	232	(761)	(529)	173	(767)	(594)
MainStay VP Large Cap Growth—Initial Class	293	(317)	(24)	255	(246)	9
MainStay VP MFS® Utilities—Initial Class	291	(242)	49	380	(207)	173
MainStay VP Mid Cap Core—Initial Class	54	(281)	(227)	70	(251)	(181)
MainStay VP Moderate Allocation—Initial Class	233	(249)	(16)	246	(210)	36
MainStay VP Moderate Growth Allocation—Initial Class	409	(246)	163	384	(220)	164
MainStay VP PIMCO Real Return—Initial Class	108	(136)	(28)	107	(202)	(95)
MainStay VP S&P 500 Index—Initial Class	494	(817)	(323)	356	(655)	(299)
MainStay VP Small Cap Core—Initial Class	1,439	(62)	1,377	—	—	—
MainStay VP T. Rowe Price Equity Income—Initial Class	130	(584)	(454)	157	(427)	(270)
MainStay VP U.S. Government Money Market—Initial Class	23,942	(18,517)	5,425	13,945	(12,211)	1,734
MainStay VP Unconstrained Bond—Initial Class	374	(76)	298	357	(82)	275
MainStay VP VanEck Global Hard Assets—Initial Class	526	(589)	(63)	598	(499)	99
AB® VPS International Value Portfolio—Class A	—	—	—	—	—	—
AB® VPS Small/Mid Cap Value Portfolio—Class A	47	(69)	(22)	64	(52)	12
Alger Capital Appreciation Portfolio—Class I-2	2	(9)	(7)	7	(10)	(3)
American Century Investments® VP Inflation Protection Fund—Class II	1	(1)	—	1	(2)	(1)
American Century Investments® VP International Fund—Class II	7	(6)	1	16	(6)	10
American Century Investments® VP Value Fund—Class II	40	(9)	31	5	(5)	—
American Funds IS® Global Small Capitalization Fund℠—Class 2	34	(17)	17	31	(2)	29
American Funds IS® New World Fund®—Class 2	216	(29)	187	254	(22)	232
BlackRock® Global Allocation V.I. Fund—Class III	316	(107)	209	254	(106)	148
BlackRock® High Yield V.I. Fund—Class I	61	(42)	19	100	(17)	83
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	54	(6)	48	6	(1)	5
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	47	(2)	45	2	—	2
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	—	(1)	(1)	1	—	1
Delaware VIP® Diversified Income Series—Standard Class	—	—	—	1	(5)	(4)

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s) (Continued):

	2016			2015
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware VIP® Emerging Markets Series—Standard Class	76	(38)	38	82	(43)	39
Delaware VIP® International Value Equity Series—Standard Class	—	(1)	(1)	—	—	—
Delaware VIP® Small Cap Value Series—Standard Class	92	(39)	53	90	(52)	38
Delaware VIP® Value Series—Standard Class	—	—	—	1	(1)	—
Deutsche Alternative Asset Allocation VIP—Class A	53	—	53	—	—	—
Deutsche Small Cap Index VIP—Class A	1	(1)	—	2	(3)	(1)
Deutsche Small Mid Cap Value VIP—Class A	39	(43)	(4)	37	(39)	(2)
DFA VA Global Bond Portfolio	4	(7)	(3)	7	(2)	5
DFA VA International Small Portfolio	1	(2)	(1)	4	(3)	1
DFA VA International Value Portfolio	1	(1)	—	2	(1)	1
DFA VA Short-Term Fixed Portfolio	—	—	—	1	—	1
DFA VA U.S. Large Value Portfolio	—	(1)	(1)	1	—	1
DFA VA U.S. Targeted Value Portfolio	1	(1)	—	1	—	1
Dreyfus IP Technology Growth Portfolio—Initial Shares	49	(106)	(57)	61	(67)	(6)
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	1	(6)	(5)	3	(4)	(1)
Fidelity® VIP Contrafund® Portfolio—Initial Class	125	(581)	(456)	170	(477)	(307)
Fidelity® VIP Equity-Income Portfolio—Initial Class	114	(456)	(342)	117	(218)	(101)
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	95	(16)	79	22	(9)	13
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	62	(6)	56	25	(10)	15
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	43	(19)	24	59	(13)	46
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	78	(93)	(15)	195	(25)	170
Fidelity® VIP Growth Portfolio—Initial Class	5	(7)	(2)	4	(4)	—
Fidelity® VIP Index 500 Portfolio—Initial Class	33	(7)	26	39	(8)	31
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	6	(3)	3	1	(12)	(11)
Fidelity® VIP Mid Cap Portfolio—Initial Class	114	(51)	63	157	(44)	113
Fidelity® VIP Overseas Portfolio—Initial Class	9	(32)	(23)	32	(15)	17
Invesco V.I. American Value Fund—Series I Shares	46	(33)	13	81	(32)	49
Invesco V.I. Global Real Estate Fund—Series I Shares	1	(1)	—	—	(1)	(1)
Invesco V.I. International Growth Fund—Series I Shares	332	(74)	258	211	(87)	124
Janus Aspen Enterprise Portfolio—Institutional Shares	10	(4)	6	7	(2)	5
Janus Aspen Forty Portfolio—Institutional Shares	—	(1)	(1)	3	(2)	1
Janus Aspen Global Research Portfolio—Institutional Shares	64	(360)	(296)	107	(334)	(227)
LVIP Baron Growth Opportunities Fund—Service Class	—	—	—	—	—	—
MFS® International Value Portfolio—Initial Class	212	(67)	145	148	(40)	108
MFS® Investors Trust Series—Initial Class	121	(12)	109	114	(7)	107
MFS® New Discovery Series—Initial Class	46	(43)	3	34	(78)	(44)
MFS® Research Series—Initial Class	36	(23)	13	22	(16)	6
MFS® Total Return Bond Series—Initial Class	—	(5)	(5)	6	(7)	(1)
MFS® Value Series—Initial Class	—	—	—	—	—	—
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	191	(107)	84	308	(53)	255
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	198	(35)	163	206	(27)	179
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	19	(22)	(3)	1	(4)	(3)
PIMCO VIT Low Duration Portfolio—Administrative Class	21	(2)	19	1	(2)	(1)
PIMCO VIT Low Duration Portfolio—Institutional Class	74	(8)	66	—	—	—
PIMCO VIT Total Return Portfolio—Administrative Class	8	(10)	(2)	14	(32)	(18)
PIMCO VIT Total Return Portfolio—Institutional Class	300	(102)	198	225	(17)	208

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s) (Continued):

	2016			2015
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Royce Micro-Cap Portfolio—Investment Class	52	(1,048)	(996)	71	(120)	(49)
T. Rowe Price Blue Chip Growth Portfolio	1	—	1	—	—	—
T. Rowe Price International Stock Portfolio	—	—	—	—	—	—
T. Rowe Price Limited-Term Bond Portfolio	1	(11)	(10)	2	(8)	(6)
T. Rowe Price New America Growth Portfolio	—	—	—	—	—	—
The Merger Fund VL	1	(1)	—	1	(1)	—
UIF Emerging Markets Debt Portfolio—Class I	1	(2)	(1)	1	(4)	(3)
UIF U.S. Real Estate Portfolio—Class I	220	(120)	100	190	(246)	(56)
VanEck VIP Multi-Manager Alternatives Fund—Initial Class Shares	—	—	—	15	(242)	(227)
Victory VIF Diversified Stock Fund—Class A Shares	—	—	—	—	—	—
Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

The following table presents financial highlights for each Investment Division as of December 31, 2016, 2015, 2014, 2013 and 2012:

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Absolute Return Multi-Strategy—Initial Class	2016	$5,238	624	$8.26 to $8.42	(0.6%) to 0.1%	0.0%
	2015	2,655	316	8.31 to 8.41	(8.7%) to (8.0%)	0.0%
	2014	1,163	127	9.10 to 9.14	(9.0%) to (8.6%)	0.0%
MainStay VP Balanced—Initial Class	2016	$15,666	761	$15.21 to $21.21	9.5% to 10.2%	1.4%
	2015	14,037	750	13.80 to 19.24	(3.3%) to (2.6%)	1.1%
	2014	14,274	742	14.16 to 19.75	10.1% to 10.9%	0.9%
	2013	13,018	749	12.77 to 17.81	21.0% to 21.9%	1.2%
	2012	10,075	704	10.48 to 14.61	4.8% to 12.3%	1.3%
MainStay VP Bond—Initial Class	2016	$32,788	1,442	$11.10 to $28.81	2.8% to 3.5%	2.6%
	2015	32,758	1,481	10.72 to 28.02	(0.5%) to 0.2%	2.4%
	2014	35,546	1,605	10.70 to 28.16	5.1% to 5.8%	2.0%
	2013	35,345	1,671	10.11 to 26.80	(2.5%) to (1.8%)	1.8%
	2012	40,577	1,860	10.30 to 27.48	3.0% to 4.7%	2.4%
MainStay VP Common Stock—Initial Class	2016	$98,677	2,831	$22.44 to $58.16	8.4% to 9.1%	1.5%
	2015	97,719	3,023	20.67 to 53.67	0.1% to 0.9%	1.3%
	2014	104,022	3,214	20.59 to 53.59	13.7% to 14.5%	1.3%
	2013	97,165	3,413	18.07 to 47.12	34.7% to 35.7%	1.6%
	2012	77,800	3,675	13.39 to 34.98	15.9% to 16.7%	1.6%
MainStay VP Conservative Allocation—Initial Class	2016	$16,599	948	$16.96 to $18.11	5.6% to 6.4%	2.6%
	2015	16,171	980	12.07 to 17.03	(2.1%) to (1.4%)	2.2%
	2014	15,669	935	12.24 to 17.27	3.6% to 4.3%	2.4%
	2013	14,971	927	15.84 to 16.56	12.2% to 13.0%	2.5%
	2012	12,866	887	10.38 to 14.65	3.8% to 10.7%	2.2%
MainStay VP Convertible—Initial Class	2016	$47,245	1,503	$15.18 to $40.45	11.3% to 12.1%	3.9%
	2015	45,167	1,603	13.55 to 36.34	(2.0%) to (1.3%)	2.7%
	2014	48,846	1,702	13.73 to 37.09	7.2% to 8.0%	3.2%
	2013	46,724	1,749	12.71 to 34.59	24.5% to 25.3%	2.4%
	2012	39,984	1,864	10.14 to 27.79	1.4% to 9.1%	2.9%
MainStay VP Cornerstone Growth—Initial Class	2016	$167,686	7,220	$12.96 to $33.45	(0.3%) to 0.4%	0.2%
	2015	181,713	7,804	12.97 to 33.55	1.9% to 2.6%	0.0%
	2014	191,416	8,388	12.71 to 32.94	8.1% to 8.8%	0.6%
	2013	190,427	9,040	11.73 to 30.48	23.8% to 24.7%	0.8%
	2012	166,385	9,787	9.46 to 24.61	14.1% to 14.9%	0.4%
MainStay VP Cushing® Renaissance Advantage—Initial Class	2016	$326	28	$11.67 to $11.73	16.7% to 17.3%	0.2%
MainStay VP Eagle Small Cap Growth— Initial Class	2016	45,284	3,159	$14.13 to $14.62	9.2% to 10.0%	0.0%
	2015	45,017	3,441	12.94 to 13.29	(1.6%) to (0.9%)	0.0%
	2014	49,746	3,753	13.15 to 13.41	1.8% to 2.5%	0.0%
	2013	53,272	4,104	12.91 to 13.08	30.0% to 30.9%	0.1%
	2012	44,838	4,505	9.93 to 10.00	(0.7%) to 0.0%	0.0%
MainStay VP Emerging Markets Equity— Initial Class	2016	$31,732	4,297	$7.25 to $7.50	5.5% to 6.2%	0.5%
	2015	30,616	4,392	6.87 to 7.06	(16.8%) to (16.2%)	1.3%
	2014	38,890	4,661	8.26 to 8.42	(12.6%) to (12.0%)	1.1%
	2013	46,942	4,938	9.44 to 9.57	(6.1%) to (5.4%)	0.7%
	2012	53,368	5,293	10.06 to 10.12	0.6% to 1.2%	0.0%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Epoch U.S. Small Cap—Initial Class	2016	$27,306	1,178	$22.44 to $23.57	15.4% to 16.2%	0.4%
	2015	24,031	1,202	19.45 to 20.29	(4.5%) to (3.9%)	0.5%
	2014	25,661	1,231	20.37 to 21.11	5.8% to 6.6%	0.3%
	2013	24,961	1,274	19.24 to 19.80	36.9% to 37.9%	0.7%
	2012	18,346	1,290	14.05 to 14.36	12.0% to 12.8%	0.5%
MainStay VP Floating Rate—Initial Class	2016	$16,457	1,095	$11.90 to $15.55	7.7% to 8.4%	3.9%
	2015	16,936	1,222	10.98 to 14.35	(0.3%) to 0.4%	3.9%
	2014	15,790	1,142	10.93 to 14.29	0.2% to 0.9%	3.9%
	2013	16,151	1,176	10.84 to 14.16	3.7% to 4.5%	4.2%
	2012	14,933	1,131	10.38 to 13.56	3.8% to 7.2%	4.2%
MainStay VP Government—Initial Class	2016	$16,556	824	$10.61 to $24.74	0.4% to 1.1%	2.3%
	2015	17,349	864	10.50 to 24.65	(0.2%) to 0.5%	2.8%
	2014	18,378	911	10.45 to 24.69	3.9% to 4.6%	3.1%
	2013	18,544	959	9.99 to 23.76	(3.1%) to (2.5%)	3.2%
	2012	21,880	1,094	10.24 to 24.53	2.4% to 4.0%	3.0%
MainStay VP Growth Allocation—Initial Class	2016	$60,070	3,383	$17.00 to $18.06	6.8% to 7.6%	1.6%
	2015	51,447	3,117	15.91 to 16.79	(3.8%) to (3.1%)	1.9%
	2014	48,088	2,822	16.54 to 17.33	4.2% to 4.9%	1.3%
	2013	43,169	2,654	15.88 to 16.52	29.9% to 30.9%	1.0%
	2012	31,447	2,518	12.20 to 12.63	14.7% to 15.5%	1.0%
MainStay VP High Yield Corporate Bond— Initial Class	2016	$136,181	3,753	$14.62 to $48.48	15.4% to 16.2%	5.8%
	2015	120,357	3,818	12.58 to 42.00	(2.3%) to (1.6%)	5.9%
	2014	130,499	4,042	12.78 to 42.97	1.1% to 1.8%	5.7%
	2013	137,276	4,299	12.55 to 42.51	5.9% to 6.6%	5.5%
	2012	135,699	4,474	11.77 to 40.15	12.6% to 13.4%	5.8%
MainStay VP ICAP Select Equity—Initial Class	2016	$126,618	5,679	$15.54 to $24.78	4.2% to 4.9%	1.1%
	2015	131,940	6,189	14.82 to 23.62	(4.5%) to (3.8%)	2.7%
	2014	146,519	6,590	15.40 to 24.55	8.1% to 8.9%	1.4%
	2013	143,517	7,007	14.14 to 22.55	29.4% to 30.3%	1.6%
	2012	120,343	7,628	10.86 to 17.30	14.8% to 15.6%	2.1%
MainStay VP Income Builder—Initial Class	2016	$61,624	2,102	$14.44 to $39.94	8.5% to 9.3%	4.3%
	2015	59,648	2,198	13.21 to 36.79	(4.2%) to (3.5%)	4.7%
	2014	65,268	2,299	13.69 to 38.40	7.3% to 8.1%	5.7%
	2013	63,797	2,407	12.66 to 35.77	17.6% to 18.4%	4.5%
	2012	53,563	2,333	10.70 to 30.43	7.0% to 15.0%	4.2%
MainStay VP International Equity—Initial Class	2016	$40,594	1,841	$10.86 to $27.19	(5.6%) to (4.9%)	0.8%
	2015	45,672	1,960	11.43 to 28.81	5.4% to 6.2%	1.0%
	2014	45,210	2,053	10.76 to 27.33	(3.3%) to (2.6%)	0.7%
	2013	49,146	2,168	11.05 to 28.26	14.3% to 15.1%	1.1%
	2012	46,384	2,345	9.60 to 24.72	18.6% to 19.5%	1.8%
MainStay VP Janus Balanced—Initial Class	2016	$128,135	9,005	$14.04 to $14.53	4.0% to 4.7%	1.9%
	2015	130,058	9,534	13.50 to 13.87	0.0% to 0.7%	1.9%
	2014	137,764	10,128	13.49 to 13.78	7.9% to 8.7%	1.4%
	2013	134,848	10,728	12.41 to 12.68	19.3% to 20.2%	1.5%
	2012	117,403	11,172	10.33 to 10.55	3.3% to 5.5%	0.0%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Large Cap Growth—Initial Class	2016	$49,851	2,418	$14.81 to $24.59	(3.0%) to (2.3%)	0.0%
	2015	51,415	2,442	15.27 to 25.16	5.4% to 6.2%	0.0%
	2014	48,109	2,433	14.48 to 23.69	9.9% to 10.6%	0.0%
	2013	45,050	2,532	13.18 to 21.42	35.5% to 36.5%	0.3%
	2012	35,975	2,754	9.72 to 15.69	12.3% to 13.1%	0.0%
MainStay VP MFS® Utilities—Initial Class	2016	$36,712	2,631	$13.63 to $14.10	10.7% to 11.4%	3.1%
	2015	32,379	2,582	12.31 to 12.65	(15.0%) to (14.4%)	4.1%
	2014	35,335	2,409	14.48 to 14.77	11.9% to 12.7%	1.8%
	2013	26,674	2,045	12.85 to 13.11	19.5% to 20.3%	2.4%
	2012	18,365	1,688	10.68 to 10.89	6.8% to 8.9%	0.0%
MainStay VP Mid Cap Core—Initial Class	2016	$97,872	2,689	$33.08 to $38.60	10.4% to 11.2%	0.8%
	2015	95,583	2,916	29.96 to 34.72	(4.4%) to (3.7%)	0.5%
	2014	105,581	3,097	31.32 to 36.05	13.6% to 14.4%	0.5%
	2013	99,607	3,338	27.58 to 31.52	41.2% to 42.2%	1.0%
	2012	73,003	3,479	19.53 to 22.17	16.7% to 17.5%	0.8%
MainStay VP Moderate Allocation—Initial Class	2016	$43,873	2,440	$13.55 to $18.55	5.7% to 6.4%	2.2%
	2015	41,551	2,456	12.74 to 17.43	(2.3%) to (1.6%)	2.4%
	2014	41,706	2,420	12.94 to 17.72	3.9% to 4.6%	2.3%
	2013	37,869	2,297	16.10 to 16.94	18.3% to 19.1%	2.0%
	2012	29,575	2,132	10.39 to 14.22	3.9% to 12.6%	1.8%
MainStay VP Moderate Growth Allocation— Initial Class	2016	$76,025	4,141	$14.38 to $18.79	6.8% to 7.6%	2.1%
	2015	68,000	3,978	13.37 to 17.47	(3.0%) to (2.4%)	2.4%
	2014	66,849	3,814	13.69 to 17.89	3.9% to 4.6%	1.9%
	2013	58,341	3,478	13.09 to 17.11	25.0% to 25.9%	1.3%
	2012	44,210	3,315	10.40 to 13.58	4.0% to 14.7%	1.2%
MainStay VP PIMCO Real Return—Initial Class	2016	$8,458	844	$9.79 to $10.13	4.6% to 5.3%	1.7%
	2015	8,313	872	9.37 to 9.62	(3.1%) to (2.4%)	4.4%
	2014	9,465	967	9.66 to 9.86	1.8% to 2.5%	0.9%
	2013	9,673	1,011	9.49 to 9.62	(9.7%) to (9.1%)	1.1%
	2012	12,621	1,198	10.46 to 10.58	4.6% to 5.8%	0.0%
MainStay VP S&P 500 Index—Initial Class	2016	$317,932	9,601	$21.36 to $63.53	10.8% to 11.6%	1.6%
	2015	296,799	9,924	19.23 to 57.32	0.4% to 1.1%	1.4%
	2014	304,363	10,223	19.12 to 57.09	12.6% to 13.3%	1.4%
	2013	284,196	10,730	16.95 to 50.72	31.1% to 32.0%	1.6%
	2012	228,576	11,296	12.91 to 38.69	14.9% to 15.7%	1.7%
MainStay VP Small Cap Core—Initial Class	2016	$16,391	1,377	$11.86 to $11.91	18.6% to 19.1%	0.3%
MainStay VP T. Rowe Price Equity Income— Initial Class	2016	$74,834	4,521	$16.22 to $16.78	18.0% to 18.8%	1.9%
	2015	69,488	4,975	13.75 to 14.12	(7.4%) to (6.8%)	1.7%
	2014	78,796	5,245	14.85 to 15.15	7.0% to 7.7%	1.4%
	2013	77,339	5,532	13.88 to 14.06	29.5% to 30.4%	1.3%
	2012	61,677	5,732	10.72 to 10.79	7.2% to 7.9%	0.0%
MainStay VP U.S. Government Money Market—Initial Class	2016	$50,554	39,698	$1.00 to $1.49	(0.7%) to 0.0%	0.0%
	2015	42,815	34,273	1.00 to 1.50	(0.7%) to 0.0%	0.0%
	2014	41,076	32,539	1.00 to 1.51	(0.7%) to 0.0%	0.0%
	2013	43,128	33,929	1.00 to 1.52	(0.7%) to 0.0%	0.0%
	2012	47,523	37,066	1.00 to 1.53	(0.7%) to 0.0%	0.0%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Unconstrained Bond—Initial Class	2016	$13,233	1,113	$11.58 to $11.96	6.8% to 7.5%	3.6%
	2015	9,015	815	10.84 to 11.13	(3.1%) to (2.4%)	3.6%
	2014	6,121	540	11.19 to 11.40	1.2% to 1.9%	3.9%
	2013	3,240	291	11.06 to 11.19	3.4% to 4.2%	4.8%
	2012	1,232	115	10.69 to 10.74	6.9% to 7.4%	10.6%
MainStay VP VanEck Global Hard Assets— Initial Class	2016	$35,725	4,589	$7.60 to $7.86	42.3% to 43.3%	0.6%
	2015	25,314	4,652	5.34 to 5.48	(33.4%) to (33.0%)	0.4%
	2014	37,010	4,553	8.02 to 8.18	(19.4%) to (18.8%)	0.4%
	2013	45,772	4,562	9.95 to 10.08	10.2% to 11.0%	1.1%
	2012	44,693	4,932	9.03 to 9.08	(9.7%) to (9.2%)	0.0%
AB® VPS International Value Portfolio—Class A	2016	$—	—	$10.36 to $10.36	(0.5%) to (0.5%)	0.1%
	2015	—	—	10.41 to 10.41	2.6% to 2.6%	2.5%
	2014	—	—	10.14 to 10.14	(6.2%) to (6.2%)	3.6%
	2013	—	—	10.82 to 10.82	23.0% to 23.0%	5.7%
	2012	—	—	8.79 to 8.79	14.5% to 14.5%	1.8%
AB® VPS Small/Mid Cap Value Portfolio—Class A	2016	$10,224	470	$20.47 to $22.35	24.2% to 25.1%	0.6%
	2015	8,544	492	16.48 to 17.87	(6.1%) to (5.5%)	0.8%
	2014	8,837	480	17.55 to 18.91	8.4% to 9.2%	0.7%
	2013	7,846	465	16.19 to 17.31	37.1% to 38.1%	0.6%
	2012	5,510	450	11.81 to 12.54	17.9% to 18.7%	0.6%
Alger Capital Appreciation Portfolio—Class I-2	2016	$1,506	36	$18.09 to $43.02	0.5% to 0.5%	0.2%
	2015	1,772	43	18.00 to 42.81	6.2% to 6.2%	0.1%
	2014	1,700	46	16.95 to 40.31	13.8% to 13.8%	0.1%
	2013	1,360	40	14.90 to 35.44	35.2% to 35.2%	0.3%
	2012	1,216	47	11.02 to 26.21	18.3% to 18.3%	0.9%
American Century Investments® VP Inflation Protection Fund—Class II	2016	$266	18	$11.73 to $15.47	4.4% to 4.4%	1.8%
	2015	258	18	11.24 to 14.82	(2.5%) to (2.5%)	2.0%
	2014	285	19	11.52 to 15.19	3.3% to 3.3%	1.3%
	2013	264	18	11.15 to 14.71	(8.5%) to (8.5%)	1.6%
	2012	257	16	12.19 to 16.07	7.4% to 7.4%	2.4%
American Century Investments® VP International Fund—Class II	2016	$2,099	95	$22.16 to $22.16	(5.6%) to (5.6%)	0.9%
	2015	2,215	94	23.47 to 23.47	0.5% to 0.5%	0.2%
	2014	1,955	84	23.35 to 23.35	(5.7%) to (5.7%)	1.5%
	2013	2,232	90	24.75 to 24.75	22.3% to 22.3%	1.5%
	2012	1,800	89	20.24 to 20.24	21.0% to 21.0%	0.7%
American Century Investments® VP Value Fund—Class II	2016	$3,307	99	$33.41 to $33.41	20.3% to 20.3%	1.6%
	2015	1,892	68	27.77 to 27.77	(4.0%) to (4.0%)	2.0%
	2014	1,961	68	28.94 to 28.94	12.9% to 12.9%	1.4%
	2013	1,860	73	25.63 to 25.63	31.5% to 31.5%	1.5%
	2012	1,374	70	19.50 to 19.50	14.6% to 14.6%	1.8%
American Funds IS® Global Small Capitalization Fund℠—Class 2	2016	$437	46	$9.39 to $9.50	1.4% to 2.1%	0.6%
	2015	270	29	9.26 to 9.31	(7.4%) to (6.9%)	0.0%
American Funds IS® New World Fund®—Class 2	2016	$5,142	546	$9.27 to $9.45	4.5% to 5.3%	0.9%
	2015	3,217	359	8.87 to 8.98	(3.8%) to (3.1%)	0.6%
	2014	1,175	127	9.23 to 9.27	(7.7%) to (7.3%)	1.7%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
BlackRock® Global Allocation V.I. Fund—Class III	2016	$13,465	1,105	$11.94 to $12.33	3.1% to 3.8%	1.4%
	2015	10,539	896	11.58 to 11.88	(1.7%) to (1.0%)	1.1%
	2014	8,899	748	11.78 to 12.00	1.2% to 1.9%	2.4%
	2013	6,714	575	11.64 to 11.78	13.8% to 14.4%	1.3%
	2012	3,518	343	10.23 to 10.29	2.3% to 2.9%	2.2%
BlackRock® High Yield V.I. Fund—Class I	2016	$1,722	160	$10.64 to $10.84	12.2% to 12.9%	5.4%
	2015	1,342	141	9.48 to 9.60	(4.2%) to (3.6%)	5.0%
	2014	577	58	9.91 to 9.95	(0.9%) to (0.5%)	3.1%
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	2016	$457	53	$8.50 to $8.60	12.0% to 12.8%	0.0%
	2015	40	5	7.59 to 7.62	(24.1%) to (23.8%)	0.0%
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	2016	$495	47	$10.48 to $10.60	10.6% to 11.3%	2.7%
	2015	19	2	9.48 to 9.52	(5.2%) to (4.8%)	0.0%
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	2016	$26	1	$17.34 to $17.34	32.7% to 32.7%	0.4%
	2015	22	2	13.07 to 13.07	(6.3%) to (6.3%)	0.6%
	2014	19	1	13.95 to 13.95	3.1% to 3.1%	0.4%
	2013	8	1	13.53 to 13.53	34.0% to 34.0%	1.3%
	2012	1	—	10.10 to 10.10	11.3% to 11.3%	0.3%
Delaware VIP® Diversified Income Series—Standard Class	2016	$51	4	$12.14 to $12.14	3.5% to 3.5%	3.4%
	2015	43	4	11.73 to 11.73	(1.1%) to (1.1%)	3.3%
	2014	90	8	11.86 to 11.86	5.3% to 5.3%	1.8%
	2013	44	4	11.26 to 11.26	(1.3%) to (1.3%)	2.2%
	2012	30	3	11.40 to 11.40	7.2% to 7.2%	3.0%
Delaware VIP® Emerging Markets Series—Standard Class	2016	$2,426	227	$9.20 to $10.79	13.1% to 13.9%	1.0%
	2015	1,778	189	8.08 to 9.47	(15.1%) to (14.5%)	0.8%
	2014	1,645	150	9.45 to 11.08	(8.7%) to (8.1%)	0.6%
	2013	966	82	10.28 to 12.05	9.4% to 10.1%	1.1%
	2012	70	7	9.33 to 10.94	9.1% to 14.4%	0.5%
Delaware VIP® International Value Equity Series—Standard Class	2016	$1	—	$10.90 to $10.90	4.2% to 4.2%	2.8%
	2015	12	1	10.47 to 10.47	0.5% to 0.5%	1.9%
	2014	11	1	10.42 to 10.42	(8.7%) to (8.7%)	1.5%
	2013	14	1	11.40 to 11.40	22.8% to 22.8%	0.6%
	2012	5	1	9.29 to 9.29	15.2% to 15.2%	1.0%
Delaware VIP® Small Cap Value Series— Standard Class	2016	$6,928	384	$17.66 to $18.60	30.5% to 31.4%	0.9%
	2015	4,551	331	13.54 to 14.15	(6.9%) to (6.2%)	0.7%
	2014	4,303	293	14.54 to 15.09	5.1% to 5.9%	0.5%
	2013	2,804	201	13.83 to 14.26	32.6% to 33.5%	0.4%
	2012	471	45	10.43 to 10.68	4.3% to 13.9%	0.0%
Delaware VIP® Value Series—Standard Class	2016	$66	3	$20.89 to $20.89	14.6% to 14.6%	1.9%
	2015	50	3	18.22 to 18.22	(0.4%) to (0.4%)	1.8%
	2014	53	3	18.30 to 18.30	14.0% to 14.0%	1.8%
	2013	66	4	16.05 to 16.05	33.7% to 33.7%	1.6%
	2012	49	4	12.01 to 12.01	14.7% to 14.7%	2.0%
Deutsche Alternative Asset Allocation VIP—Class A	2016	$535	53	$10.10 to $10.15	1.0% to 1.5%	0.0%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Deutsche Small Cap Index VIP—Class A	2016	$24	1	$17.76 to $17.76	21.0% to 21.0%	1.2%
	2015	19	1	14.67 to 14.67	(4.6%) to (4.6%)	1.8%
	2014	28	2	15.38 to 15.38	4.7% to 4.7%	1.0%
	2013	28	2	14.68 to 14.68	38.6% to 38.6%	1.6%
	2012	17	2	10.59 to 10.59	16.3% to 16.3%	0.8%
Deutsche Small Mid Cap Value VIP—Class A	2016	$4,641	244	$18.15 to $19.28	16.1% to 16.9%	0.6%
	2015	4,040	248	15.64 to 16.49	(2.6%) to (1.9%)	0.3%
	2014	4,151	250	16.05 to 16.81	4.8% to 5.5%	0.8%
	2013	3,861	245	15.32 to 15.93	34.3% to 35.2%	1.1%
	2012	2,553	219	11.41 to 11.78	13.0% to 13.8%	1.1%
DFA VA Global Bond Portfolio	2016	$41	4	$10.89 to $10.89	1.7% to 1.7%	1.1%
	2015	79	7	10.71 to 10.71	1.5% to 1.5%	3.1%
	2014	19	2	10.54 to 10.54	2.9% to 2.9%	4.4%
	2013	5	—	10.25 to 10.25	(0.4%) to (0.4%)	0.6%
	2012	2	—	10.28 to 10.28	2.8% to 2.8%	2.3%
DFA VA International Small Portfolio	2016	$41	3	$14.15 to $14.15	6.2% to 6.2%	2.2%
	2015	59	4	13.32 to 13.32	5.8% to 5.8%	2.2%
	2014	41	3	12.59 to 12.59	(5.8%) to (5.8%)	2.5%
	2013	60	4	13.36 to 13.36	27.1% to 27.1%	4.3%
	2012	6	1	10.51 to 10.51	5.1% to 5.1%	2.8%
DFA VA International Value Portfolio	2016	$61	5	$12.46 to $12.46	9.1% to 9.1%	3.5%
	2015	54	5	11.42 to 11.42	(7.0%) to (7.0%)	3.3%
	2014	50	4	12.27 to 12.27	(7.2%) to (7.2%)	4.7%
	2013	33	2	13.22 to 13.22	21.7% to 21.7%	3.4%
	2012	10	1	10.87 to 10.87	8.7% to 8.7%	3.4%
DFA VA Short-Term Fixed Portfolio	2016	$56	5	$10.19 to $10.19	0.8% to 0.8%	0.7%
	2015	46	5	10.11 to 10.11	0.3% to 0.3%	0.3%
	2014	42	4	10.08 to 10.08	0.1% to 0.1%	0.3%
	2013	25	2	10.06 to 10.06	0.3% to 0.3%	0.3%
	2012	9	1	10.04 to 10.04	0.4% to 0.4%	0.5%
DFA VA U.S. Large Value Portfolio	2016	$124	6	$19.23 to $19.23	18.9% to 18.9%	2.0%
	2015	106	7	16.17 to 16.17	(3.4%) to (3.4%)	2.2%
	2014	93	6	16.74 to 16.74	9.1% to 9.1%	2.1%
	2013	71	5	15.35 to 15.35	40.8% to 40.8%	1.8%
	2012	24	2	10.90 to 10.90	9.0% to 9.0%	2.4%
DFA VA U.S. Targeted Value Portfolio	2016	$95	5	$19.68 to $19.68	27.5% to 27.5%	1.1%
	2015	73	5	15.44 to 15.44	(5.2%) to (5.2%)	1.3%
	2014	69	4	16.29 to 16.29	3.7% to 3.7%	0.9%
	2013	78	5	15.71 to 15.71	44.6% to 44.6%	1.2%
	2012	21	2	10.86 to 10.86	8.6% to 8.6%	2.0%
Dreyfus IP Technology Growth Portfolio— Initial Shares	2016	$19,708	759	$20.34 to $29.30	4.0% to 4.7%	0.0%
	2015	19,902	816	19.56 to 27.98	5.4% to 6.2%	0.0%
	2014	18,854	822	18.56 to 26.35	6.1% to 6.8%	0.0%
	2013	18,018	842	17.49 to 24.67	31.9% to 32.8%	0.0%
	2012	14,480	901	13.26 to 18.58	14.8% to 15.6%	0.0%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	2016	$2,794	109	$25.65 to $25.65	17.1% to 17.1%	0.0%
	2015	2,488	114	21.91 to 21.91	(2.3%) to (2.3%)	0.0%
	2014	2,573	115	22.42 to 22.42	1.6% to 1.6%	0.0%
	2013	2,542	115	22.07 to 22.07	48.5% to 48.5%	0.0%
	2012	1,637	110	14.86 to 14.86	20.6% to 20.6%	0.0%
Fidelity® VIP Contrafund® Portfolio—Initial Class	2016	$217,122	5,896	$17.11 to $50.86	7.3% to 8.0%	0.8%
	2015	217,756	6,352	15.84 to 47.42	(0.0%) to 0.7%	1.0%
	2014	228,027	6,659	15.73 to 47.43	11.2% to 11.9%	1.0%
	2013	214,535	6,969	14.06 to 42.67	30.4% to 31.3%	1.1%
	2012	171,709	7,248	10.71 to 32.73	15.6% to 16.4%	1.3%
Fidelity® VIP Equity-Income Portfolio—Initial Class	2016	$74,483	2,630	$17.58 to $35.47	17.2% to 18.0%	2.2%
	2015	71,768	2,972	14.89 to 30.26	(4.6%) to (4.0%)	3.2%
	2014	77,772	3,073	15.51 to 31.73	8.0% to 8.7%	2.8%
	2013	75,904	3,239	14.26 to 29.39	27.3% to 28.1%	2.6%
	2012	59,856	3,241	11.13 to 23.10	16.5% to 17.3%	3.1%
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	2016	$1,539	130	$11.77 to $12.07	5.4% to 6.1%	1.8%
	2015	579	51	11.17 to 11.38	(1.0%) to (0.3%)	2.4%
	2014	436	38	11.27 to 11.41	4.1% to 4.8%	2.3%
	2013	124	11	10.83 to 10.88	8.3% to 8.8%	2.0%
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	2016	$1,410	113	$12.24 to $12.56	5.9% to 6.6%	2.2%
	2015	671	57	11.56 to 11.78	(0.9%) to (0.2%)	2.0%
	2014	487	42	11.67 to 11.81	4.2% to 5.0%	2.0%
	2013	153	14	11.20 to 11.25	12.0% to 12.5%	2.8%
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	2016	$1,611	126	$12.49 to $12.81	6.1% to 6.8%	1.5%
	2015	1,223	102	11.77 to 11.99	(1.0%) to (0.3%)	2.1%
	2014	675	56	11.89 to 12.03	4.2% to 4.9%	1.7%
	2013	247	22	11.41 to 11.46	14.1% to 14.6%	1.4%
Fidelity ® VIP Growth Opportunities Portfolio— Initial Class	2016	$2,120	177	$11.85 to $12.07	(0.4%) to 0.3%	0.3%
	2015	2,295	192	11.89 to 12.03	4.9% to 5.6%	0.3%
	2014	255	22	11.34 to 11.39	13.4% to 13.9%	0.4%
Fidelity® VIP Growth Portfolio—Initial Class	2016	$5,582	262	$21.31 to $21.31	0.8% to 0.8%	0.0%
	2015	5,572	264	21.14 to 21.14	7.2% to 7.2%	0.3%
	2014	5,209	264	19.72 to 19.72	11.3% to 11.3%	0.2%
	2013	4,811	272	17.72 to 17.72	36.3% to 36.3%	0.3%
	2012	3,726	287	13.00 to 13.00	14.7% to 14.7%	0.6%
Fidelity® VIP Index 500 Portfolio—Initial Class	2016	$16,534	650	$19.01 to $25.47	11.9% to 11.9%	1.5%
	2015	14,187	624	17.00 to 22.77	1.3% to 1.3%	2.1%
	2014	13,300	593	16.77 to 22.47	13.6% to 13.6%	1.6%
	2013	12,572	637	14.77 to 19.78	32.2% to 32.2%	1.8%
	2012	10,862	727	11.17 to 14.96	15.9% to 15.9%	2.1%
Fidelity ® VIP Investment Grade Bond Portfolio—Initial Class	2016	$1,094	62	$12.35 to $18.47	4.7% to 4.7%	2.4%
	2015	1,025	59	11.79 to 17.63	(0.6%) to (0.6%)	2.5%
	2014	1,220	70	11.86 to 17.74	5.8% to 5.8%	2.5%
	2013	1,025	63	11.21 to 16.76	(1.8%) to (1.8%)	2.5%
	2012	1,000	60	11.41 to 17.06	5.9% to 5.9%	2.4%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Fidelity® VIP Mid Cap Portfolio—Initial Class	2016	$10,970	518	$14.12 to $44.63	11.5% to 12.2%	0.5%
	2015	9,295	455	12.66 to 39.76	(2.1%) to (1.4%)	0.5%
	2014	8,039	342	12.93 to 40.32	5.5% to 6.3%	0.3%
	2013	5,925	200	12.25 to 37.94	22.5% to 36.2%	0.5%
	2012	4,191	152	9.82 to 27.85	14.8% to 14.8%	0.6%
Fidelity® VIP Overseas Portfolio—Initial Class	2016	$5,680	283	$11.36 to $20.08	(5.1%) to (5.1%)	1.4%
	2015	6,463	306	11.96 to 21.15	3.6% to 3.6%	1.4%
	2014	5,887	289	11.54 to 20.41	(8.1%) to (8.1%)	1.3%
	2013	6,653	300	12.56 to 22.20	30.4% to 30.4%	1.4%
	2012	5,587	328	9.63 to 17.02	20.7% to 20.7%	2.0%
Invesco V.I. American Value Fund—Series I Shares	2016	$3,024	185	$15.95 to $17.19	14.7% to 15.5%	0.4%
	2015	2,439	172	13.91 to 14.89	(9.8%) to (9.1%)	0.4%
	2014	1,916	123	15.41 to 16.38	9.0% to 9.8%	0.5%
	2013	983	69	14.14 to 14.93	33.3% to 34.3%	0.8%
	2012	336	32	10.60 to 11.12	6.0% to 17.3%	0.8%
Invesco V.I. Global Real Estate Fund—Series I Shares	2016	$29	2	$13.97 to $13.97	2.0% to 2.0%	1.6%
	2015	32	2	13.69 to 13.69	(1.5%) to (1.5%)	3.1%
	2014	38	3	13.90 to 13.90	14.6% to 14.6%	1.5%
	2013	35	3	12.12 to 12.12	2.7% to 2.7%	4.1%
	2012	34	3	11.80 to 11.80	28.1% to 28.1%	0.9%
Invesco V.I. International Growth Fund—Series I Shares	2016	$14,658	1,241	$11.01 to $12.33	(1.1%) to (0.5%)	1.5%
	2015	11,637	983	11.13 to 12.39	(3.0%) to (2.3%)	1.5%
	2014	10,416	859	11.48 to 12.68	(0.4%) to (0.3%)	1.6%
	2013	8,723	722	11.52 to 12.64	18.2% to 19.0%	1.3%
	2012	6,187	609	9.75 to 10.62	14.7% to 15.5%	1.5%
Janus Aspen Enterprise Portfolio—Institutional Shares	2016	$1,099	27	$18.86 to $40.41	12.4% to 12.4%	0.2%
	2015	734	21	16.78 to 35.97	4.0% to 4.0%	0.7%
	2014	532	16	16.13 to 34.57	12.5% to 12.5%	0.2%
	2013	522	18	14.34 to 30.73	32.4% to 32.4%	0.5%
	2012	493	22	10.83 to 23.21	17.3% to 17.3%	0.0%
Janus Aspen Forty Portfolio—Institutional Shares	2016	$15	1	$18.17 to $18.17	2.2% to 2.2%	0.0%
	2015	34	2	17.78 to 17.78	12.2% to 12.2%	0.0%
	2014	13	1	15.85 to 15.85	8.7% to 8.7%	0.1%
	2013	23	2	14.57 to 14.57	31.2% to 31.2%	0.7%
	2012	16	1	11.11 to 11.11	24.2% to 24.2%	0.7%
Janus Aspen Global Research Portfolio—Institutional Shares	2016	$83,865	4,640	$14.16 to $25.31	1.4% to 2.1%	1.1%
	2015	87,916	4,936	13.94 to 24.97	(3.0%) to (2.3%)	0.7%
	2014	94,490	5,163	14.34 to 25.73	6.7% to 7.4%	1.1%
	2013	94,077	5,508	13.41 to 24.12	27.5% to 28.4%	1.2%
	2012	78,464	5,872	10.49 to 18.91	19.2% to 20.1%	0.9%
LVIP Baron Growth Opportunities Fund—Service Class	2016	$13	1	$17.13 to $17.13	5.6% to 5.6%	0.5%
	2015	10	1	16.22 to 16.22	(4.8%) to (4.8%)	0.0%
	2014	9	1	17.04 to 17.04	4.9% to 4.9%	0.2%
	2013	10	1	16.25 to 16.25	40.1% to 40.1%	0.4%
	2012	6	1	11.60 to 11.60	18.2% to 18.2%	2.2%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MFS® International Value Portfolio—Initial Class	2016	$8,726	578	$14.77 to $16.10	3.3% to 4.1%	1.4%
	2015	6,277	433	14.30 to 15.48	5.9% to 6.7%	2.0%
	2014	4,431	325	13.50 to 14.51	0.6% to 1.3%	2.0%
	2013	2,955	219	13.41 to 14.32	27.0% to 27.9%	1.9%
	2012	381	36	10.56 to 11.19	5.6% to 16.2%	0.5%
MFS® Investors Trust Series—Initial Class	2016	$3,168	260	$11.74 to $25.14	7.8% to 8.6%	0.9%
	2015	1,787	151	10.89 to 23.16	(0.5%) to 0.2%	1.1%
	2014	615	44	10.94 to 23.10	9.4% to 11.0%	1.0%
	2013	224	11	20.81 to 20.81	32.1% to 32.1%	1.1%
	2012	171	11	15.76 to 15.76	19.2% to 19.2%	1.0%
MFS® New Discovery Series—Initial Class	2016	$4,840	256	$14.17 to $28.27	8.3% to 9.1%	0.0%
	2015	4,465	253	13.07 to 25.92	(2.6%) to (1.9%)	0.0%
	2014	5,283	297	13.32 to 26.42	(7.9%) to (7.3%)	0.0%
	2013	5,847	304	14.37 to 28.49	40.5% to 41.5%	0.0%
	2012	2,934	175	10.15 to 20.13	3.8% to 21.2%	0.0%
MFS® Research Series—Initial Class	2016	$1,392	84	$16.02 to $22.49	8.0% to 8.7%	0.9%
	2015	1,103	71	14.84 to 20.69	0.1% to 0.8%	0.7%
	2014	1,009	65	14.82 to 20.52	9.4% to 10.2%	0.8%
	2013	795	55	13.54 to 18.62	31.4% to 32.3%	0.3%
	2012	600	52	10.31 to 14.08	3.1% to 17.3%	0.6%
MFS® Total Return Bond Series—Initial Class	2016	$19	1	$12.49 to $12.49	4.2% to 4.2%	1.9%
	2015	71	6	11.99 to 11.99	(0.3%) to (0.3%)	0.8%
	2014	85	7	12.02 to 12.02	5.8% to 5.8%	1.2%
	2013	8	1	11.36 to 11.36	(1.0%) to (1.0%)	1.3%
	2012	4	—	11.48 to 11.48	7.4% to 7.4%	2.2%
MFS® Value Series—Initial Class	2016	$6	—	$18.74 to $18.74	14.1% to 14.1%	2.3%
	2015	6	—	16.43 to 16.43	(0.7%) to (0.7%)	2.4%
	2014	5	—	16.55 to 16.55	10.5% to 10.5%	1.6%
	2013	3	—	14.98 to 14.98	35.9% to 35.9%	1.3%
	2012	1	—	11.02 to 11.02	16.3% to 16.3%	1.3%
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	2016	$7,975	513	$14.17 to $31.76	3.7% to 4.4%	0.0%
	2015	6,447	429	13.67 to 30.42	0.6% to 1.3%	0.0%
	2014	2,843	174	13.59 to 30.04	6.8% to 7.6%	0.0%
	2013	2,289	145	12.73 to 27.92	31.7% to 32.6%	0.0%
	2012	1,208	88	9.66 to 21.05	(3.4%) to 12.4%	0.0%
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	2016	$4,826	421	$11.31 to $11.52	5.9% to 6.6%	1.7%
	2015	2,781	258	10.68 to 10.81	(0.3%) to 0.4%	4.0%
	2014	844	79	10.71 to 10.76	7.1% to 7.6%	1.1%
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	2016	$185	12	$16.06 to $16.06	4.0% to 4.0%	1.6%
	2015	231	15	15.43 to 15.43	(4.0%) to (4.0%)	1.8%
	2014	294	18	16.08 to 16.08	2.3% to 2.3%	2.5%
	2013	317	20	15.72 to 15.72	(8.5%) to (8.5%)	1.0%
	2012	321	19	17.18 to 17.18	6.9% to 6.9%	1.6%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
PIMCO VIT Low Duration Portfolio— Administrative Class	2016	$599	46	$13.06 to $13.06	1.4% to 1.4%	1.5%
	2015	346	27	12.88 to 12.88	0.3% to 0.3%	3.4%
	2014	353	28	12.84 to 12.84	0.9% to 0.9%	1.1%
	2013	361	28	12.73 to 12.73	(0.1%) to (0.1%)	1.5%
	2012	374	29	12.74 to 12.74	5.9% to 5.9%	1.9%
PIMCO VIT Low Duration Portfolio— Institutional Class	2016	$659	66	$10.03 to $10.08	0.3% to 0.8%	0.9%
PIMCO VIT Total Return Portfolio— Administrative Class	2016	$1,721	102	$12.03 to $17.36	2.7% to 2.7%	2.1%
	2015	1,722	104	11.71 to 16.91	0.5% to 0.5%	4.9%
	2014	2,018	122	11.66 to 16.83	4.3% to 4.3%	2.2%
	2013	2,049	129	11.18 to 16.14	(2.0%) to (2.0%)	2.2%
	2012	3,011	184	11.40 to 16.46	9.6% to 9.6%	2.6%
PIMCO VIT Total Return Portfolio— Institutional Class	2016	$4,858	461	$10.40 to $10.60	2.1% to 2.8%	2.2%
	2015	2,702	263	10.19 to 10.31	(0.1%) to 0.6%	5.9%
	2014	559	55	10.20 to 10.24	2.0% to 2.4%	2.2%
Royce Micro-Cap Portfolio—Investment Class	2016	$—	—	$—	—	—
	2015	14,148	996	13.60 to 14.46	(13.1%) to (12.5%)	0.0%
	2014	16,955	1,045	15.64 to 16.51	(4.3%) to (3.6%)	0.0%
	2013	18,040	1,071	16.34 to 17.13	20.1% to 21.0%	0.5%
	2012	15,482	1,112	13.60 to 14.16	6.9% to 7.6%	0.0%
T. Rowe Price Blue Chip Growth Portfolio	2016	$56	3	$19.23 to $19.23	0.8% to 0.8%	0.0%
	2015	47	2	19.08 to 19.08	11.1% to 11.1%	0.0%
	2014	40	2	17.18 to 17.18	9.2% to 9.2%	0.0%
	2013	40	3	15.74 to 15.74	41.2% to 41.2%	0.0%
	2012	25	2	11.15 to 11.15	18.3% to 18.3%	0.1%
T. Rowe Price International Stock Portfolio	2016	$20	2	$11.67 to $11.67	2.1% to 2.1%	1.1%
	2015	21	2	11.43 to 11.43	(0.9%) to (0.9%)	1.0%
	2014	19	2	11.53 to 11.53	(1.2%) to (1.2%)	0.8%
	2013	26	2	11.67 to 11.67	14.1% to 14.1%	1.0%
	2012	18	2	10.24 to 10.24	18.4% to 18.4%	0.8%
T. Rowe Price Limited-Term Bond Portfolio	2016	$381	27	$10.68 to $14.38	1.4% to 1.4%	1.4%
	2015	507	37	10.53 to 14.19	0.3% to 0.3%	1.1%
	2014	604	43	10.50 to 14.14	0.6% to 0.6%	1.2%
	2013	450	33	10.43 to 14.05	0.1% to 0.1%	1.6%
	2012	814	59	10.42 to 14.03	2.5% to 2.5%	2.0%
T. Rowe Price New America Growth Portfolio	2016	$6	—	$17.46 to $17.46	1.3% to 1.3%	0.1%
	2015	2	—	17.24 to 17.24	8.6% to 8.6%	0.0%
	2014	3	—	15.87 to 15.87	9.3% to 9.3%	0.0%
	2013	6	—	14.52 to 14.52	38.0% to 38.0%	0.0%
	2012	5	—	10.52 to 10.52	13.1% to 13.1%	0.8%
The Merger Fund VL	2016	$35	3	$10.91 to $10.91	2.4% to 2.4%	0.8%
	2015	30	3	10.65 to 10.65	(0.9%) to (0.9%)	1.9%
	2014	37	3	10.74 to 10.74	1.4% to 1.4%	1.1%
	2013	39	4	10.60 to 10.60	3.9% to 3.9%	0.3%
	2012	21	2	10.20 to 10.20	2.5% to 2.5%	0.0%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
UIF Emerging Markets Debt Portfolio—Class I	2016	$518	21	$25.14 to $25.14	10.6% to 10.6%	5.4%
	2015	502	22	22.74 to 22.74	(1.1%) to (1.1%)	5.4%
	2014	580	25	23.00 to 23.00	2.9% to 2.9%	5.6%
	2013	781	35	22.34 to 22.34	(8.7%) to (8.7%)	4.3%
	2012	1,098	45	24.48 to 24.48	18.0% to 18.0%	3.0%
UIF U.S. Real Estate Portfolio—Class I	2016	$21,537	1,241	$15.58 to $40.29	6.1% to 6.8%	1.3%
	2015	18,669	1,141	14.69 to 37.72	1.5% to 2.2%	1.3%
	2014	19,165	1,197	14.48 to 36.92	28.8% to 29.7%	1.4%
	2013	12,109	970	11.24 to 28.46	1.3% to 2.1%	1.1%
	2012	10,608	844	11.09 to 27.89	15.0% to 15.8%	0.8%
VanEck VIP Multi-Manager Alternatives Fund—Initial Class Shares	2016	$—	—	$—	—	—
	2015	—	—	—	—	—
	2014	2,427	227	10.19 to 11.49	(1.8%) to (1.1%)	0.0%
	2013	2,201	203	10.30 to 11.61	4.3% to 5.0%	0.0%
	2012	1,056	97	9.80 to 11.05	(0.5%) to 1.3%	0.0%
Victory VIF Diversified Stock Fund—Class A Shares	2016	$3	—	$15.37 to $15.37	3.9% to 3.9%	1.0%
	2015	3	—	14.80 to 14.80	(3.1%) to (3.1%)	0.6%
	2014	2	—	15.27 to 15.27	10.2% to 10.2%	0.8%
	2013	9	1	13.86 to 13.86	33.9% to 33.9%	0.7%
	2012	5	—	10.35 to 10.35	16.3% to 16.3%	0.5%

Not all investment divisions are available under all policies.
Charges and fees levied by NYLIAC are disclosed in Note 3.
Expenses as a percent of net assets are .05% - 1.00%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
________________

[1]
Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

[2]
These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation
and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account-I as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of New York Life Insurance and Annuity Corporation management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 23, 2017

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS
(GAAP Basis)
December 31, 2016 and 2015

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
	December 31,
	2016	2015
	(in millions)
Assets
Fixed maturities (includes securities pledged to creditors
of $659 and $586 in 2016 and 2015, respectively):
Available-for-sale, at fair value	$82,556	$77,160
Securities, at fair value	1,923	1,464
Equity securities:
Available-for-sale, at fair value	34	40
Securities, at fair value	925	501
Mortgage loans, net of allowances	13,705	12,757
Policy loans	872	877
Investments in affiliates	573	540
Other investments	1,755	1,447
Total investments	102,343	94,786

Cash and cash equivalents	1,855	2,288
Deferred policy acquisition costs	3,412	3,530
Interest in annuity contracts	6,808	6,472
Amounts recoverable from reinsurer:
Affiliated	4,251	4,323
Unaffiliated	1,612	1,537
Other assets	1,599	1,502
Separate account assets	30,807	28,755
Total assets	$152,687	$143,193

Liabilities
Policyholders’ account balances	$74,019	$70,006
Future policy benefits	20,292	18,380
Policy claims	311	300
Obligations under structured settlement agreements	6,808	6,472
Amounts payable to reinsurer:
Affiliated	4,159	4,259
Unaffiliated	66	51
Other liabilities (includes other liabilities carried at fair value of $43 and $37
in 2016 and 2015, respectively)	3,141	2,670
Separate account liabilities	30,807	28,755
Total liabilities	139,603	130,893

Stockholder’s Equity
Capital stock: par value $10,000
(20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	1,056	975
Retained earnings	8,074	7,369
Total New York Life and Annuity stockholder’s equity	13,083	12,297
Non-controlling interest	1	3
Total stockholder’s equity	13,084	12,300
Total liabilities and stockholder’s equity	$152,687	$143,193

The accompanying notes are an integral part of the consolidated financial statements.

3

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2016	2015	2014
	(in millions)

Revenues
Premiums	$2,743	$2,432	$3,123
Fees-universal life and annuity policies	1,112	1,019	1,017
Net investment income	3,871	3,767	3,730
Net investment (losses) gains:
Other-than-temporary impairments on fixed maturities	(119)	(107)	(30)
Other-than-temporary impairments on fixed maturities
recognized in accumulated other comprehensive income	14	13	1
All other net investment gains	195	154	467
Total net investment gains	90	60	438
Net revenue from reinsurance	73	97	86
Other income	107	125	100
Total revenues	7,996	7,500	8,494

Expenses
Interest credited to policyholders’ account balances	2,134	2,061	2,199
Increase in liabilities for future policy benefits	1,835	1,633	2,451
Policyholder benefits	1,600	1,491	1,341
Operating expenses	1,532	1,466	1,129
Total expenses	7,101	6,651	7,120

Income before income tax expense and non-controlling interest	895	849	1,374
Equity in earnings, pre-tax	90	—	—
Income tax expense	277	224	391
Net income	708	625	983
Non-controlling interest	(3)	—	—
Net income attributable to New York Life and Annuity	$705	$625	$983
The accompanying notes are an integral part of the consolidated financial statements.

4

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Year Ended December 31,
	2016	2015	2014
	(in millions)

Net income	$705	$625	$983

Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustment	—	(3)	(1)
Foreign currency translation adjustment, net	—	(3)	(1)

Net unrealized investment gains (losses):
Net unrealized investment gains (losses) arising during the period	136	(1,130)	1,175
Less: reclassification adjustment for net unrealized investment
gains (losses) included in net income	55	(44)	73
Net unrealized investment gains (losses), net	81	(1,086)	1,102
Other comprehensive income (loss), net of tax	81	(1,089)	1,101

Comprehensive income (loss), net of tax	786	(464)	2,084
Less: comprehensive income attributable to non-controlling interests	(3)	—	—
Comprehensive income (loss) attributable to New York Life and Annuity	$783	$(464)	$2,084

The accompanying notes are an integral part of the consolidated financial statements.

5

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
Years Ended December 31, 2016, 2015 and 2014
(in millions)

	Capital Stock	Additional Paid In Capital	Accumulated Other Comprehensive Income	Retained Earnings	New York Life and Annuity Stockholder’s Equity	Non- Controlling Interest	Total Stockholder’s Equity
Balance, January 1, 2014	$25	$3,928	$963	$5,761	$10,677	$—	$10,677
Comprehensive income:
Net income	—	—	—	983	983	—	983
Other comprehensive income, net of tax	—	—	1,101	—	1,101	—	1,101
Total comprehensive income	—	—	1,101	983	2,084	—	2,084
Balance, December 31, 2014	25	3,928	2,064	6,744	12,761	—	12,761
Consolidation of less than 100% owned entities	—	—	—	—	—	3	3
Comprehensive income:
Net income	—	—	—	625	625	—	625
Other comprehensive loss, net of tax	—	—	(1,089)	—	(1,089)	—	(1,089)
Total comprehensive income (loss)	—	—	(1,089)	625	(464)	—	(464)
Balance, December 31, 2015	25	3,928	975	7,369	12,297	3	12,300
Consolidation/ deconsolidation of less than 100% owned entities	—	—	—	—	—	(5)	(5)
Comprehensive income:
Net income	—	—	—	705	705	3	708
Other comprehensive income, net of tax	—	—	81	—	81	—	81
Total comprehensive income	—	—	81	705	786	3	789
Balance, December 31, 2016	$25	$3,928	$1,056	$8,074	$13,083	$1	$13,084

The accompanying notes are an integral part of the consolidated financial statements.

6

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2016	2015	2014
	(in millions)
Cash Flows from Operating Activities:
Net income	$708	$625	$983
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	4	22	23
Net capitalization of deferred policy acquisition costs	77	(42)	(314)
Universal life and annuity fees	(828)	(786)	(743)
Interest credited to policyholders’ account balances	2,134	2,061	2,199
Capitalized interest and dividends reinvested	(167)	(234)	(228)
Net investment (gains) losses	(90)	(60)	(438)
Equity in earnings of limited partnerships	(90)	17	(14)
Deferred income tax (benefit) expense	(52)	(45)	133
Net revenue from intercompany reinsurance	3	(2)	(1)
Net change in unearned revenue liability	15	56	60
Changes in:
Other assets and other liabilities	3	(45)	(111)
Book overdrafts	68	(14)	20
Reinsurance receivables and payables	(4)	15	4
Policy claims	11	(47)	8
Acquisition of long-term investments	(286)	—	—
Sale of long-term investments	118	—	—
Future policy benefits	1,828	1,661	2,463
Net cash provided by operating activities	3,452	3,182	4,044

Cash Flows from Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	3,550	3,970	2,474
Maturity and repayment of available-for-sale fixed maturities	9,435	7,994	7,829
Sale of equity securities	10	24	78
Repayment of mortgage loans	1,187	1,340	1,309
Sale of other investments	18	2,233	1,997
Sale of securities, at fair value	599	1,571	679
Maturity and repayment of securities, at fair value	74	13	48
Cost of:
Available-for-sale fixed maturities acquired	(17,957)	(13,505)	(12,296)
Equity securities acquired	(6)	(29)	(2)
Mortgage loans acquired	(2,131)	(3,183)	(2,460)
Acquisition of other investments	(197)	(2,051)	(2,045)
Acquisition of securities, at fair value	(1,448)	(1,834)	(1,753)
Securities purchased under agreements to resell	—	(165)	(32)
Cash collateral (paid) received on derivatives	1	(1)	(4)
Policy loans	5	1	(6)
Other	1	—	—
Consolidation and deconsolidation of entities	(5)	24	—
Net cash used in investing activities	(6,864)	(3,598)	(4,184)

Cash Flows from Financing Activities:
Policyholders’ account balances:
Deposits	10,026	9,764	7,735
Withdrawals	(5,840)	(6,191)	(6,030)
Net transfers to the separate accounts	(1,480)	(1,796)	(1,761)
Increase in loaned securities	75	50	50
Contributions/ distributions from/ to parent	56	—	—
Net paydowns from debt	(1)	(2)	(1)
Cash collateral received (paid) on derivatives	135	159	265
Net cash provided by financing activities	2,971	1,984	258
Effect of exchange rate changes on cash and cash equivalents	8	10	(2)
Net increase (decrease) in cash and cash equivalents	(433)	1,578	116
Cash and cash equivalents, beginning of year	2,288	710	594
Cash and cash equivalents, end of year	$1,855	$2,288	$710

The accompanying notes are an integral part of the consolidated financial statements.

7

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(GAAP Basis)

DECEMBER 31, 2016, 2015 AND 2014

NOTE 1 – NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company offers its insurance and annuity products throughout the United States and its territories, primarily through New York Life’s career agency force with certain products also marketed through third-party banks, brokers and independent financial advisors.

NOTE 2 – BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation of the Company with the entities over which the Company exercises control, including its majority owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is considered the primary beneficiary. Refer to Note 3 - Significant Accounting Policies for further discussion. All intercompany transactions have been eliminated in consolidation.

The Delaware State Insurance Department (“DSID”) recognizes only statutory accounting practices for determining and reporting the financial position and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. Refer to Note 19 - Statutory Financial Information for further discussion.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 9 - Fair Value Measurements. The amortized cost of fixed maturities is adjusted for amortization of premium and accretion of discount. Interest income, as well as the related amortization of premium and accretion of discount, is included in Net investment income. The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its original contractual terms.

8

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

Unrealized gains and losses on available-for-sale fixed maturity investments are reported as net unrealized investment gains or losses in Accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions, based on data obtained from external sources or internal estimates. Projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities, and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities is adjusted for impairments in value deemed to be other-than-temporary, with a loss recognized in Net investment gains or losses. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in the value of fixed maturities is other-than-temporary include: (1) whether the decline is substantial; (2) the duration of time that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition are deemed other-than-temporary impaired securities when the fair value is below amortized cost and there are negative changes in estimated future cash flows.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity’s cost and its fair value is recognized in earnings only when either the Company (1) has the intent to sell the fixed maturity security or (2) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the net present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in AOCI. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate the recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

Equity securities, which are deemed unaffiliated, are carried at fair value. For a discussion on valuation methods for equity securities, refer to Note 9 - Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are recorded as net unrealized investment gains or losses in AOCI, net of deferred taxes and related adjustments.

9

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

When it is determined that a decline in value of an available-for-sale equity security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in Net investment gains or losses. The new cost basis is not adjusted for subsequent increases in estimated fair value. Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other-than-temporary include: (1) whether the decline is substantial; (2) the duration that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. The Company also considers in its OTTI analysis, its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost.

Securities at fair value, both Fixed maturity and Equity securities, include investments for which the fair value option (“FVO”) was elected and investments that are considered to be actively traded or held for only a short period of time. The FVO primarily includes and is generally elected for certain purchases of 20% or more of the outstanding shares or units of mutual funds, trusts or similar financial instruments for which the Net Asset Value (“NAV”) is calculated and published on either a monthly or daily basis. The changes in the fair value of the Securities at fair value are included in Net investment gains or losses while interest and dividend income is reported in Net investment income. The Company accrues interest income to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received. Cash flows from acquiring and disposing of the FVO invested assets are classified in Cash flows from investing activities. Cash flows for trading securities are classified in Cash flows from operating activities.

Mortgage loans are carried at unpaid principal balances, net of discounts or premiums, deferred origination fee income, and valuation allowances, and are collateralized. For loans carried at unpaid principal balances, specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan document. Fair value of the collateral for commercial mortgages (excluding credit loans) over $5 million are updated triennially unless a more current appraisal is warranted. Commercial mortgages less than $5 million have an on-site inspection performed by an external inspection service every 3 years. If the loan is determined to be troubled, the loan is more frequently monitored as to its status. The Company also has a general valuation allowance for probable incurred, but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience, as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk, based on geographic locations and property types, as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio is also based on the Company’s historical loss experience as well as expected defaults and loss severity of loans deemed to be delinquent. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses.

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income. If a determination is made that the principal will not be collected, the interest payment received is used to reduce the principal balance. If a loan has investment income due and accrued that is ninety days past due, the investment income shall continue to accrue, if deemed collectible.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance may be established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

The Company closely monitors mortgage loans with the potential for specific valuation allowance by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, loan to value (“LTV”), asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate, and catastrophic events. Residential mortgage loans that are sixty or more days delinquent are monitored for potential specific valuation allowance.

10

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy loans are carried at the unpaid principal balance of the loan. Because these loans are effectively collateralized by the surrender value of the underlying policies, a valuation allowance is established only when policy loan balances, including capitalized interest, exceeds the related policy’s cash surrender value. Interest income is recorded as earned and included in Net investment income.

Investment in affiliates represents the Company’s equity investment in Madison Capital Funding LLC (“MCF”). For further discussion, refer to Note 6 - Investments and Note 11 - Related Party Transactions.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, investments of consolidated investment companies, derivatives (see discussion on Derivative Instruments below), short-term investments, real estate and senior secured commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Refer to Note 6 - Investments for details of Other investments by component.

In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method. For limited partnerships accounted for under the equity method, unrealized gains and losses are recorded in Net investment income. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in Other investments.

Real estate held for the production of income are stated at cost less accumulated depreciation. Real estate held for sale is stated at the lower of cost less accumulated depreciation or fair value, less estimated costs to sell, which may result in an other-than-temporary impairment recorded in Net investment gains or losses. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets, generally 40 years. Costs of permanent improvements are depreciated over their estimated useful lives. Any encumbrances on real estate are recorded in Other liabilities.

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve, net of any deferred fees on originated loans or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest, when due, according to the contractual terms of the loan document. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred, but not specifically identified losses, is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses.

At the time of the funding of a loan, management determines the amount of the loan that will be held-for-sale. The syndication amounts have historically been sold within one year. Loans held for sale are carried at the lower of cost or fair value on an individual asset basis.

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Net investment gains or losses on sales for all investments are generally computed using the specific identification method.

Fair value option election provides entities with an alternative to use fair value as the initial and subsequent accounting measurement attribute for assets and liabilities that meet the definition of a financial asset or liability. The decision to elect

11

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

the fair value option is determined on an instrument by instrument basis, and is applied to an entire instrument. The decision is irrevocable once elected. Refer to Note 6 - Investments for more information on the fair value option.

Derivative Instruments

Derivatives are recorded at fair value as assets, within Other investments or as liabilities, within Other liabilities, except for embedded derivatives, which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it qualifies and is designated for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in Net investment gains or losses.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk, management objective, and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or cash flows of the hedging instrument are within 80% to 125% of the inverse changes in the fair value or cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge relationship will no longer be considered effective.

The Company discontinues hedge accounting prospectively if: (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative expired or is sold, terminated or exercised; (3) it is probable that the forecasted transaction will not occur, or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

In order to mitigate counterparty credit risk, the Company receives collateral from counterparties with derivatives in a net positive fair value position, which is included in Other liabilities. The Company also posts collateral for derivatives that are in a net liability position, which is included in Other assets. Refer to Note 7 - Derivative Instruments and Risk Management.

Cash Flow Hedges

The Company accounts for the following as cash flow and foreign currency hedges, when they qualify for hedge accounting under the requirements of the authoritative guidance: (1) interest rate swaps used to convert floating rate investments to fixed rate investments; and (2) foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

When a derivative is designated as a cash flow hedge and determined to be highly effective, changes in fair value are recorded as unrealized gains or losses in AOCI and deferred until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, these unrealized gains or losses are reclassified to earnings to the same line item as the associated hedged item’s cash flows, in either Net investment gains or losses, Net investment income, or Interest credited to policyholders’ account balances. Any ineffectiveness is immediately recognized in earnings and included in Net investment gains or losses.

When a derivative is designated as a foreign currency cash flow hedge and is determined to be highly effective, changes in fair value are recorded as unrealized gain or losses in AOCI. The change in fair value of the derivative relative to the changes in foreign exchange rates affect earnings in the same period as the foreign exchange transaction gains and losses on the underlying hedged item in Net investment gains or losses. Any ineffectiveness is immediately recognized in earnings and included as Net investment gains or losses.

12

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded with the associated host contract at fair value and changes in their fair value are recorded in earnings. In certain instances, the Company may elect to carry the entire contract at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows, refer to Note 7 - Derivative Instruments and Risk Management.

Variable Interest Entities

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company is deemed a primary beneficiary of a VIE if it has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (2) the obligation to absorb losses of or the right to receive benefits from the VIE that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain investment securities are loaned to third parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, in order to reduce the Company’s risk under these transactions, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability for collateral received on securities lending in Other liabilities . The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income, which is earned over the life of the agreement. The liability for repurchasing the assets is included in Other liabilities.

The Company enters into tri-party repurchase agreements to purchase and resell securities. Securities purchased under agreements to resell are treated as investing activities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities, and therefore, the collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the repurchase agreements as Securities purchased under agreements to resell.

13

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance business are deferred as DAC. DAC primarily include commissions paid as well as a portion of employee compensation costs related to underwriting, policy issuance and processing, and medical inspection. These costs have been deferred and recorded as an asset .

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated life of those contracts. Annually, the Company conducts a review of valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, valuation assumptions are updated and the impact is reflected as retroactive adjustments in the current year’s amortization (“unlocking”) and is included in Operating expenses. For these contracts, the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in AOCI.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates.

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. From time to time, the Company conducts term life insurance conversion programs under which certain policyholders are offered additional premium credits, which are considered sales inducements, when converting a term life insurance policy or rider to a permanent life insurance contract. The Company defers these aforementioned sales inducements and generally amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in Other assets.

Interests in Annuity Contracts and Obligations Under Structured Settlement Agreements

The Company is the assumed obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations are based on prevailing market rates.

Policyholders’ Account Balances

The Company’s liability for Policyholders’ account balances primarily represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

14

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Future Policy Benefits

The Company’s liability for Future policy benefits is mainly comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and/or morbidity for lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation (“PAD”). Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to increase in liabilities for future policy benefits. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for Future policy benefits also includes liabilities for guaranteed minimum benefits related to certain non-traditional long-duration life and annuity contracts and deferred profit on limited pay contracts. Refer to Note 12 - Policyholders’ Liabilities for a discussion on guaranteed minimum benefits.

Policy Claims

The Company’s liability for Policy claims includes a liability for unpaid claims. Unpaid claims include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance less any deferred debt issuance costs and is included in Other liabilities. Refer to Note 9 - Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the U.S. Securities and Exchange Commission (“SEC”). The Company reports separately, as Separate account assets and Separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (1) such separate accounts are legally recognized; (2) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (3) investments are directed by the contractholder or in accordance with specific investment objectives; and (4) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, sales inducements, intangible assets and receivables from affiliates. Other liabilities consist primarily of deferred tax liabilities, cash collateral for securities lending and derivative transactions, uncollected premiums and accrued expenses.

Fair Value Measurements

For fair values of various assets and liabilities, refer to Note 9 - Fair Value Measurements.

15

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the policies/contracts. This match is accomplished by providing liabilities for future policy benefits (refer to Note 12 - Policyholders’ Liabilities) and the deferral and subsequent amortization of DAC.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (refer to Note 12 - Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included in Fees - universal life and annuity policies. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. The Company establishes an unearned revenue liability for amounts previously assessed to compensate the Company for services to be performed over future periods. These amounts are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, refer to Note 14 - Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

Authoritative guidance requires an evaluation of the recoverability of deferred tax assets and the establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (1) the nature of deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various tax jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net

16

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return.

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are included in Other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as Income tax expense.

NOTE 4 - BUSINESS RISKS AND UNCERTAINTIES

The Company is exposed to an array of risks, including, but not limited to, regulatory actions, financial risk, risks associated with its investments and operational risk, including cyber security.

The Company is regulated by the insurance departments of the states and territories where it is licensed to do business. Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any administrative or legislative proposals, at both the federal or state level, will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The Company’s insurance liabilities and assets under management are exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products. Furthermore, the level of sales of the Company’s insurance and investment products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing products.

The Company is exposed to the risks normally associated with an investment portfolio, which include interest rate, liquidity, credit and counterparty risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, reviewing and monitoring credit risk, and by devoting significant resources to develop and periodically update its risk management policies and procedures.

The Company relies on computer systems to conduct business and to retain confidential information. The failure of the Company’s computer systems for any reason could disrupt its operations, result in the loss of customer business, damage the Company’s reputation, expose the Company to litigation and regulatory action and adversely impact its profitability.

NOTE 5 - RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

Effective January 1, 2015, the Company adopted new guidance that permits reporting entities to make an accounting policy election to account for their investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. Under the proportional amortization method, an entity amortizes the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognizes the net investment performance in Income tax expense. The adoption was applied on a retrospective basis and resulted in the restatement of all years presented with a decrease in Retained earnings of $23 million, at January 1, 2014. New disclosures related to the adoption of this guidance are included in Note 6 - Investments.

Future Adoption of New Accounting Pronouncements

In June 2016, the Financial Accounting Standard Board (“FASB”) issued updated guidance for recognizing credit losses on certain financial instruments based on an estimate of current expected credit losses. Entities will be required to estimate lifetime expected credit losses based on an asset’s amortized cost that reflects losses expected over the remaining contractual life of an asset. The estimate of expected credit losses (ECL) should consider historical information, current information,

17

NOTE 5 – RECENT ACCOUNTING PRONOUNCEMENTS (continued)

and the reasonable and supportable forecasts of future events and circumstances, as well as estimates of prepayments. This includes reflect the risk of loss, even when that risk is remote. The guidance also modifies other-than-temporary impairment guidance for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing guidance for purchased credit deteriorated loans and debt securities. The new guidance is effective for interim and annual periods beginning after December 15, 2019 using a modified retrospective approach. Earlier adoption is permitted for fiscal years beginning after December 15, 2018. The Company is currently assessing the impact of this guidance.

In January 2016, the FASB issued updated guidance that changes the rules regarding recognition and measurement of financial assets and financial liabilities. Amongst other changes, the new guidance eliminates the current classification of the equity securities as trading or available-for-sale and requires that an entity reports all equity securities (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) at fair value with changes in fair value recognized in income. The new standard is effective on January 1, 2018 and requires a cumulative effective adjustment to be recorded for the impact on adoption. The Company is currently assessing the impact on its financial statements.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition, which supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities. The guidance requires an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to, in exchange for those goods or services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. Early adoption is permitted to one year as of January 1, 2017. The Company plans to adopt the guidance on its required effective date of January 1, 2018 and is assessing the impact of the guidance on its consolidated financial statements.

NOTE 6 – INVESTMENTS

Fixed Maturities, Available-for-sale

The amortized cost and estimated fair value of fixed maturities available-for-sale at December 31, 2016 and 2015, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because issuers may have the right to call or repay obligations with or without call or prepayment penalties.

	2016		2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available-for-sale
Due in one year or less	$2,465	$2,487	$2,798	$2,825
Due after one year through five years	16,117	16,625	14,328	14,718
Due after five years through ten years	21,535	21,834	21,327	21,216
Due after ten years	12,248	12,865	11,330	11,932

Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	15,154	15,554	13,440	14,163
Non-agency mortgage-backed securities	6,230	6,288	6,066	6,156
Non-agency asset-backed securities	6,911	6,903	6,158	6,150
Total available-for-sale	$80,660	$82,556	$75,447	$77,160

18

NOTE 6 – INVESTMENTS (continued)

At December 31, 2016 and 2015, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2016
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
Available-for-sale
U.S. Treasury	$1,620	$63	$29	$1,654	$—
U.S. government corporations and agencies	1,145	105	13	1,237	—
U.S. agency mortgage-backed and asset-backed securities	15,154	633	233	15,554	—
Foreign governments	331	33	1	363	—
U.S. corporate	37,111	1,501	440	38,172	—
Affiliated bonds	1,780	36	—	1,816	—
Foreign corporate	10,378	300	108	10,569	—
Non-agency residential mortgage-backed securities	960	45	16	989	(7)
Non-agency commercial mortgage-backed securities	5,270	96	67	5,299	—
Non-agency asset-backed securities(2)	6,911	62	70	6,903	(2)
Total available-for-sale	$80,660	$2,874	$977	$82,556	$(9)

	2015
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
Available-for-sale
U.S. Treasury	$1,062	$68	$4	$1,126	$—
U.S. government corporations and agencies	1,099	121	2	1,218	—
U.S. agency mortgage-backed and asset-backed securities	13,440	816	93	14,163	—
Foreign governments	355	43	—	398	—
U.S. corporate	34,827	1,382	668	35,541	—
Affiliated bonds	1,707	—	—	1,707	—
Foreign corporate	10,733	257	289	10,701	—
Non-agency residential mortgage-backed securities	1,243	53	24	1,272	(8)
Non-agency commercial mortgage-backed securities	4,823	88	27	4,884	—
Non-agency asset-backed securities(2)	6,158	56	64	6,150	(2)
Total available-for-sale	$75,447	$2,884	$1,171	$77,160	$(10)

(1) Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. The amount excludes $67 million and $33 million for the years ended December 31, 2016 and 2015, respectively, of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(2) Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2016 and 2015, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $447 million and $275 million, respectively.

The Company had $3 million in fixed maturities that were non-income producing for the last 12 months at December 31, 2016. The Company had $5 million in fixed maturities that were non-income producing for the last 12 months at December 31, 2015.

19

NOTE 6 – INVESTMENTS (continued)

Equity Securities, Available-for-sale

At December 31, 2016 and 2015, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2016	$32	$3	$1	$34
2015	$32	$8	$—	$40

Fixed Maturity and Equity Securities, at fair value

Securities at fair value include purchases of more than 20% of the outstanding shares or units of mutual funds, trusts or similar financial instruments (collectively funds) for which the NAV is calculated and published on either a monthly or daily basis. The Company generally elects the fair value option for these investments and accounts for them at fair value, instead of equity method accounting. Reporting these investments at fair value based on each fund’s NAV more accurately reflects the value of each investment. At December 31, 2016, the Company held $5 million, in securities at fair value for these investments.

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related properties.

At December 31, 2016 and 2015, contractual commitments to extend credit under mortgage loan documents amounted to $508 million and $513 million, respectively, at fixed and floating interest rates ranging from 2.06% to 6.21% in 2016 and from 1.77% to 6.45% in 2015. These commitments are diversified by property type and geographic region.

20

NOTE 6 – INVESTMENTS (continued)

At December 31, 2016 and 2015, the distribution of the mortgage loan portfolio by property type and geographic region was as follows ($ in millions):

	2016		2015
	Amount	% of Total	Amount	% of Total
Property Type
Office buildings	$4,217	30.7%	$4,247	33.2%
Apartment buildings	3,967	28.9	3,820	29.9
Retail facilities	3,798	27.7	3,277	25.6
Industrial	1,483	10.8	1,165	9.1
Hotel/ motel	183	1.3	171	1.3
Residential	54	0.4	78	0.6
Other	32	0.2	26	0.3
Total mortgage loans	13,734	100.0%	12,784	100.0%
Allowance for credit losses	(29)		(27)
Total net mortgage loans	$13,705		$12,757

	2016		2015
	Amount	% of Total	Amount	% of Total
Geographic Location
South Atlantic	$3,571	26.0%	$3,307	25.9%
Central	3,043	22.1	2,824	22.1
Middle Atlantic	2,979	21.7	2,760	21.6
Pacific	2,851	20.8	2,627	20.6
New England	1,188	8.7	1,162	9.1
Other	102	0.7	104	0.7
Total mortgage loans	13,734	100.0%	12,784	100.0%
Allowance for credit losses	(29)		(27)
Total net mortgage loans	$13,705		$12,757

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. At December 31, 2016 , the Company did not have residential or commercial mortgage loans that were past due greater than 90 days. At December 31, 2015, the Company had $5 million and $26 million, respectively, of recorded investment gross of the allowance for credit losses in residential and commercial mortgage loans that were past due greater than 90 days. There were no residential or commercial investments in mortgage loans that were past due less than 90 days at December 31, 2016 and 2015.

The Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses.

21

NOTE 6 – INVESTMENTS (continued)

The activity in the mortgage loan specific and general reserves for the years ended December 31, 2016 and 2015 is summarized below (in millions):

	2016
	Residential	Commercial	Total
Allowance for Credit Losses
Beginning balance	$2	$25	$27
Provision for credit losses	—	2	2
Ending balance	$2	$27	$29

Ending Balance
Collectively evaluated for impairment (general)	$2	$27	$29

Mortgage Loans
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$53	$13,681	$13,734
Individually evaluated for impairment (specific)	$1	$—	$1

	2015
	Residential	Commercial	Total
Allowance for Credit Losses
Beginning balance	$2	$22	$24
Recoveries	—	3	3
Ending balance	$2	$25	$27

Ending Balance
Collectively evaluated for impairment (general)	$2	$25	$27

Mortgage Loans
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$77	$12,707	$12,784
Individually evaluated for impairment (specific)	$1	$—	$1

For the year ended December 31, 2014, recoveries were $4 million.

22

NOTE 6 – INVESTMENTS (continued)

The Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. At December 31, 2016 and 2015, LTVs on the Company’s mortgage loans, based upon the recorded investment gross of allowance for credit losses, were as follows (in millions):

2016
LTV Ratio	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Hotel/Motel	Residential	Other	Total

Above 95%	$—	$—	$—	$24	$—	$1	$—	$25
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	44	—	—	—	—	—	—	44
71% to 80%	50	406	184	4	—	9	—	653
Below 70%	4,123	3,561	3,614	1,455	183	44	32	13,012
Total	$4,217	$3,967	$3,798	$1,483	$183	$54	$32	$13,734

2015
LTV Ratio	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Hotel/ Motel	Residential	Other	Total

Above 95%	$—	$—	$—	$26	$—	$1	$—	$27
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	44	—	—	—	—	2	—	46
71% to 80%	88	402	253	11	18	9	—	781
Below 70%	4,115	3,418	3,024	1,128	153	66	26	11,930
Total	$4,247	$3,820	$3,277	$1,165	$171	$78	$26	$12,784

Impaired mortgage loans were $1 million at December 31, 2016 and 2015. At December 31, 2016 and 2015, the Company had $28 million and $31 million in impaired loans without a related allowance, respectively.

At December 31, 2016, the Company had $28 million of investments in mortgage loans that have been non-income producing for the last 12 months. At December 31, 2015, the Company did not have any investments in mortgage loans that have been non-income producing for the last 12 months.

For the years ended December 31, 2016 and 2015, there were $156 million million $485 million of mortgage loans acquired, other than through direct origination.

Investments in Affiliates

Investments in affiliates consisted of an equity investment in MCF of $573 million and $540 million at December 31, 2016 and 2015, respectively.

23

NOTE 6 – INVESTMENTS (continued)

Other Investments

The components of Other investments at December 31, 2016 and 2015 were as follows (in millions):

	2016	2015

Limited partnerships and limited liability companies	$536	$544
Investment, at fair value, of consolidated investment companies	212	68
Senior secured commercial loans	7	12
Derivatives	458	342
Real estate	53	53
Short-term investments	90	13
Securities purchased under agreement to resell	298	298
Other invested assets	101	117
Total other investments	$1,755	$1,447

Senior secured commercial loans are typically collateralized by all assets of the borrower. The Company’s senior secured commercial loans, before loss reserve, amounted to $7 million and $13 million at December 31, 2016 and 2015, respectively. There was no loss reserve at December 31, 2016 and $1 million of loss reserve at December 31 2015. Refer to Note 3 – Significant Accounting Policies for further details.

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $257 million and $288 million at December 31, 2016 and 2015, respectively.

There was no accumulated depreciation on real estate for the years ended December 31, 2016 or 2015. There was no depreciation expense for the years ended December 31, 2016, 2015, or 2014.

There were no investments in real estate that have been non-income producing for the last 12 months at December 31, 2016 and 2015, respectively.

The Company receives tax credits related to its investments in qualified affordable housing projects. At December 31, 2016 and 2015, the Company had $128 million and $130 million, respectively, in qualified affordable housing investments, included in limited partnerships and limited liability companies above. The investment balance includes $32 million and $14 million of unfunded commitment as of December 31, 2016 and 2015, respectively. During 2016, 2015 and 2014, the Company recorded amortization on these investments under the proportional amortization method of $32 million, $40 million, and $40 million, respectively. The Company recorded tax credits and other tax benefits on these investments of $42 million, $49 million, and $56 million for 2016, 2015 and 2014, respectively. Both the amortization of the investments as well as the tax credits and tax benefits are recognized as a component of income tax expense (benefit).

24

NOTE 6 – INVESTMENTS (continued)

Variable Interest Entities

The following table presents the carrying value of assets and liabilities of all of the Company’s consolidated VIEs at December 31, 2016 and 2015 (in millions):

	2016			2015
Consolidated Statements of Financial Position Line Item	Managed VIEs	Other Consolidated VIEs	Total	Managed VIEs	Other Consolidated VIEs	Total

Other investments	$204	$45	$249	$—	$—	$—
Cash and cash equivalents	7	—	7	—	—	—
Investment income due and accrued	1	—	1	—	—	—
Other assets	—	—	—	—	46	46
Total assets	$212	$45	$257	$—	$46	$46

Debt	$—	$45	$45	$—	$1	$1
Other liabilities	55	—	55	—	—	—
Total liabilities	$55	$45	$100	$—	$1	$1

Managed VIEs

The Company invests in securities issued by certain collateralized and other investment structures. These structures are managed by the affiliates of the Company for which they earn a fee income. The Company analyzes these relationships to determine whether it has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses or the right to receive benefits of the entity that could be potentially significant and thus determined to be the primary beneficiary. This analysis includes a review of the affiliates’ rights and responsibilities as investment manager, the fees received by the affiliates and other interest (if any) held by the affiliates and the Company. The Company is not required to provide, and has not provided, material financial or other support to any VIE for which the affiliates are the investment manager.

The Company has analyzed these relationships and determined that it is the primary beneficiary for certain collateralized and other investment structures and consolidates these entities. The assets of these VIEs are restricted and must be used to settle liabilities of the VIE. Creditors have no recourse against the Company in the event of default by these VIEs, nor does the Company have any significant implied or unfunded commitments to these VIEs.
The Company’s financial or other support provided to these VIEs is limited to its original investment. The Company’s maximum exposure to loss resulting from its relationship with the VIEs managed by its affiliates is limited to its investment in the structures. At December 31, 2016 and 2015, the Company’s maximum exposure to loss was $149 million and $26 million, respectively.

Other Consolidated VIEs

At December 31, 2016 and 2015, the Company consolidated other VIEs for which it was determined to be the primary beneficiary. These VIEs consisted of certain entities where the affiliates of the Company are not the investment manager. Creditors have no recourse against the Company in the event of default by these VIEs. The Company’s maximum exposure to loss resulting from its relationship with these structures is limited to its investment. At December 31, 2016 and 2015, the Company’s maximum exposure to loss was $43 million and $44 million, respectively.

Unconsolidated VIEs

In the normal course of its activities, the Company invests in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments that are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited

25

NOTE 6 – INVESTMENTS (continued)

to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs’ economic performance. The Company classifies these investments as Fixed maturities – Available-for-sale and Securities, at fair value. The maximum exposure to loss associated with these investments was $28,850 million and $27,932 million at December 31, 2016 and 2015, respectively.

In the normal course of its activities, the Company invests in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds that may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures because it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments as Other investments and its maximum exposure to loss associated with these entities was $536 million and $544 million at December 31, 2016 and 2015, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are discussed in the Other investments section above.

Restricted Assets and Special Deposits

Assets with a carrying value of $19 million and $9 million at December 31, 2016 and 2015, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in Fixed maturities – Available-for-sale, at fair value. Refer to Note 15 – Commitments and Contingencies for additional discussion on assets pledged as collateral.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative instruments to manage interest rate, currency, and equity risk. These derivative instruments include foreign currency forwards, interest rate futures, interest rate and equity options, and interest rate, equity and foreign currency swaps. The Company does not engage in derivative instrument transactions for speculative purposes. Refer to Note 3 – Significant Accounting Policies for a discussion on the accounting for derivative instruments.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative instruments. Exchange-traded futures are executed through regulated exchanges and require initial and daily variation margin collateral postings. When the Company enters into exchange-traded futures, it is exposed to credit risk resulting from default of the exchange.

OTC derivatives may either be cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange-traded futures, when the Company enters into OTC-cleared derivatives, it becomes subject to initial and daily variation margin collateral postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of its OTC-bilateral counterparty. The Company deals with a large number of highly rated OTC-bilateral counterparties, thus limiting its exposure to any single counterparty. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness of its counterparties. The Company uses master netting arrangements with OTC-bilateral counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is not to offset the fair value recognized for derivatives executed with the same OTC-bilateral counterparty under the same master netting agreements with the associated collateral.

26

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents recognized derivative instruments that are subject to enforceable master netting agreements at December 31, 2016 and 2015 (in millions):

	2016
	Gross amounts of recognized derivative instruments (1)	Gross amounts offset in the Statement of Financial Position	Gross amounts presented in the Statement of Financial Position	Gross amounts not offset in Statement of Financial Position	Cash collateral	Securities collateral	Net amounts of recognized derivative instruments
Assets	$458	$—	$458	$(37)	$(405)	$(10)	$6
Liabilities	$(43)	$—	$(43)	$37	$3	$—	$(4)

	2015
	Gross amounts of recognized derivative instruments (1)	Gross amounts offset in the Statement of Financial Position	Gross amounts presented in the Statement of Financial Position	Gross amounts not offset in Statement of Financial Position	Cash collateral	Securities collateral	Net amount of recognized derivative instruments
Assets	$342	$—	$342	$(28)	$(285)	$(29)	$—
Liabilities	$(37)	$—	$(37)	$28	$9	$—	$—

(1) The gross amounts exclude investment income due and accrued and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively.

Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. For OTC-cleared and exchange traded derivatives, the Company obtains collateral through variation margin which is adjusted daily based on the parties’ net derivative position.

For OTC-bilateral derivatives, the Company obtains collateral in accordance with the terms of credit support annexes (“CSA’s”) negotiated as part of the master agreements entered into with most OTC-bilateral counterparties. The CSA defines the terms under which collateral is transferred between the parties in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure its anticipated derivative obligation, taking into account netting arrangements. In a few cases, these CSAs provide that the counterparties are not required to post collateral below a specified threshold; however the agreements governing these bilateral relationships also include credit contingent provisions whereby the threshold declines on a sliding scale with declines in the OTC-bilateral counterparties’ ratings. In addition, certain of the Company’s contracts require that if the Company’s (or its counterparty’s) credit rating were to fall below a specified rating assigned by a credit rating agency, the other party could request immediate payout on all transactions under the contracts or full collateralization of the positions thereunder. Cash collateral is invested in short-term investments. If the credit contingent features had been triggered at December 31, 2016, the Company estimates that it would not have had to post additional collateral for either a one notch downgrade in the Company’s credit rating or for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. In contractual arrangements with OTC-bilateral counterparties that do not include netting provisions in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. In contractual arrangements with OTC-bilateral counterparties that include netting provisions, in the event of default, credit exposure is limited to the net fair value, if positive, of all derivatives at the reporting date.

27

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents the notional amount and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2016 and 2015 (in millions):

		2016			2015

		Fair Value (1)			Fair Value (1)
	Primary Risk Exposure	Notional Amount (2)	Asset	Liability	Notional Amount (2)	Asset	Liability

Derivatives Qualifying and Designated:
Cash Flow Hedges:
Foreign currency swaps	Currency	$68	$13	$—	$144	$31	$—
Interest rate swaps	Interest	12	4	—	37	7	—
Total derivatives qualifying and designated		80	17	—	181	38	—

Derivatives Not Designated:
Interest rate corridor options	Interest	7,505	6	—	9,262	5	—
Equity options	Equity	652	53	—	779	51	—
Equity swaps	Equity	93	5	2	73	—	3
Foreign currency forwards	Currency	114	5	—	27	2	—
Foreign currency swaps	Currency	2,287	325	7	1,870	194	4
Futures	Interest	8	—	—	4	—	—
Interest rate caps	Interest	19,242	12	—	24,972	15	—
Interest rate swaps	Interest	3,662	29	34	3,706	31	31
Swaptions	Interest	3,129	6	—	5,425	6	—
Total derivatives not designated		36,692	441	43	46,118	304	38
Total derivatives		$36,772	$458	$43	$46,299	$342	$38

(1) The fair value amounts exclude investment income due and accrued, and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively. Refer to Note 9 – Fair Value Measurements for discussion of valuation methods for derivative instruments.
(2) Notional amounts of derivative instruments generally do not represent the amounts exchanged between the parties engaged in the transaction.

Interest Rate Risk Management

The Company enters into various types of interest rate swaps and options primarily to minimize exposure to fluctuations in interest rates on assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed upon notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate caps and swaptions are entered into by the Company to hedge the disintermediation risk of increasing interest rates on policyholder liability obligations. The Company will receive payments from counterparties should interest rates exceed an agreed upon strike price.

Interest rate (Treasury) futures are exchange traded contracts to buy or sell at a specific price at a future date. The Company enters into interest rate futures to manage the duration of the Company’s fixed income portfolio.

The Company enters into interest rate corridor options to hedge the risk of increasing interest rates on policyholder liabilities. Under these contracts the Company will receive payments from counterparties should an agreed upon interest rate level be

28

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

reached and payments will continue to increase under the option contracts until an agreed upon interest rate ceiling is reached.

Currency Risk Management

The primary purpose of the Company’s foreign currency hedging activities is to protect the values of foreign currency denominated assets from the risk of changes in foreign exchange rates.

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate, which is generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

Equity Risk Management

The Company purchases equity put options and enters into equity swaps to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. Options require upfront fees paid at the time the agreements are entered into. Equity swaps are agreements between parties to exchange interest payments for an equity return.

Cash Flow Hedges

The following table presents the effects of derivatives in qualified cash flow hedging relationships, for the years ended December 31, 2016, 2015 and 2014 (in millions):

	Gain (loss) recognized in OCI (effective portion)(1)	Gain (loss) reclassified from AOCI into net income (effective portion)
		Net investment gains (losses)	Net investment income
2016
Foreign currency swaps	$(7)	$9	$1
Interest rate swaps	—	1	1
Total	$(7)	$10	$2

2015
Foreign currency swaps	$24	$—	$2
Interest rate swaps	—	—	1
Total	$24	$—	$3

2014
Foreign currency swaps	$12	$(4)	$1
Interest rate swaps	1	—	1
Total	$13	$(4)	$2

(1) The amount of gain or loss recognized in OCI is reported as a change in net unrealized investment gains or losses, a component of AOCI.

In 2016, 2015 and 2014, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions, for which a hedge was entered into, did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

29

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

For derivatives which are designated for hedge accounting, there were no components of the derivative’s gain or loss excluded from the assessment of effectiveness for the years ended December 31, 2016, 2015 and 2014.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2016	2015	2014
Balance, beginning of year	$34	$13	$(3)
Gains deferred in AOCI on the effective portion of cash flow hedges	(7)	24	13
Losses (gains) reclassified to net income	(12)	(3)	3
Balance, end of year	$15	$34	$13

At December 31, 2016, gains of $1 million on derivatives in AOCI were expected to be reclassified to earnings within the next 12 months.

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment.

The following table provides gains and losses on derivative instruments not designated for hedging accounting, which are included in Net investment gains or losses for the years ended December 31, 2016, 2015 and 2014 (in millions):

	2016	2015	2014
Derivative Type
Interest rate corridor options	$—	$(1)	$(1)
Equity options	(13)	(2)	(10)
Equity swaps	7	(4)	3
Foreign currency forwards	5	3	3
Foreign currency swaps	144	165	74
Futures	—	—	(1)
Interest rate caps	(3)	(10)	(6)
Interest rate swaps	12	36	246
Swaptions	(1)	(5)	(25)
Total	$151	$182	$283

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. At December 31, 2016 and 2015, there were no embedded derivatives that could not be separated from their host contracts.

The following table presents the fair value of the Company’s embedded derivatives in host contracts at December 31, 2016 and 2015 (in millions):

	Consolidated Statements of Financial Position Line Item
		2016	2015

Other(1)	Other liabilities	$3	$2
Guaranteed minimum accumulation benefits(1)	Policyholders’ account balances	180	155
Total		$183	$157

(1) For further information on these embedded derivatives refer to Note 9 – Fair Value Measurements.

30

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents the changes in fair value related to embedded derivatives in host contracts for the years ended December 31, 2016, 2015 and 2014 (in millions):

	2016	2015	2014

Net revenue from reinsurance	$1	$2	$(1)
Interest credited to policyholders’ account balances	25	(26)	112

NOTE 8 – SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life insurance products with assets of $28,819 million and $26,868 million at December 31, 2016 and 2015, respectively. The assets of these separate accounts are comprised of investments in shares of the New York Life sponsored MainStay VP Funds Trust and other non-proprietary insurance-dedicated funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,988 million and $1,887 million at December 31, 2016 and 2015, respectively. The assets in these separate accounts are comprised of investments in MainStay VP Funds Trust, non-proprietary mutual funds and limited partnerships. The assets in these separate accounts are carried at fair value.

Refer to Note 12 – Policyholders’ Liabilities for information regarding separate accounts with contractual guarantees for minimum death benefits (“GMDB”), guaranteed minimum accumulation benefits (“GMAB”), enhanced beneficiary benefit (“EBB”) and guaranteed future income benefits (“GFIB”).

31

NOTE 9 – FAIR VALUE MEASUREMENTS

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s assets and liabilities recorded at fair value, except certain assets for which the NAV per share is used as a practical expedient, are measured and classified in accordance with a fair value hierarchy consisting of three levels based on the observability of the inputs used in measuring the fair value. The level is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy based on the inputs to the valuation are as follows:

Level 1
Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2
Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities in active markets; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Level 3
Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

Determination of Fair Value

The Company has an established and well-documented process for determining fair value of its financial instruments.
Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring of trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities which go through this formal price challenge process.

32

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company’s Investment Management group, Controller’s, Compliance and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports as well as the review of significant inputs used in the valuation of assets that are valued internally.

33

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis at December 31, 2016 and 2015 (in millions):

	2016
	Level 1	Level 2	Level 3	NAV as a Practical Expedient(3)	Total

Fixed maturities - available-for-sale
U.S. Treasury	$—	$1,654	$—	$—	$1,654
U.S. government corporations and agencies	—	1,213	24	—	1,237
U.S. agency mortgage-backed and asset-backed securities	—	15,552	2	—	15,554
Foreign governments	—	357	6	—	363
U.S. corporate	—	38,072	101	—	38,173
Affiliated bonds	—	—	1,816	—	1,816
Foreign corporate	—	10,566	2	—	10,568
Non-agency residential mortgage-backed securities	—	983	6	—	989
Non-agency commercial mortgage-backed securities	—	5,067	232	—	5,299
Non-agency asset-backed securities	—	5,921	982	—	6,903
Total fixed maturities - available-for-sale	—	79,385	3,171	—	82,556
Fixed maturities - securities, at fair value
U.S agency mortgage-backed and asset-backed securities	—	5	—	—	5
U.S. corporate	—	326	—	—	326
Foreign corporate	—	1,492	—	—	1,492
Non-agency residential mortgage-backed securities	—	4	—	—	4
Non-agency commercial mortgage-backed securities	—	41	2	—	43
Non-agency asset-backed securities	—	51	2	—	53
Total fixed maturities - securities, at fair value	—	1,919	4	—	1,923
Equity securities - available-for-sale
Common stock	—	—	19	—	19
Non-redeemable preferred stock	—	1	14	—	15
Total equity securities - available-for-sale	—	1	33	—	34
Equity securities - securities, at fair value
Common stock	559	—	2	—	561
Mutual funds	359	—	—	5	364
Total equity securities - securities, at fair value	918	—	2	5	925
Derivative assets	—	429	29	—	458
Securities purchased under agreements to resell	—	298	—	—	298
Investments, at fair value of consolidated
investment companies	181	31	—	—	212
Other invested assets	—	15	—	—	15
Cash equivalents	119	1,671	—	—	1,790
Short-term investments	—	90	—	—	90
Separate account assets	30,444	—	—	363	30,807
Total assets accounted for at fair value on a recurring basis	$31,662	$83,839	$3,239	$368	$119,108

Policyholders’ account balances (1)	$—	$—	$180	$—	$180
Derivative liabilities	—	41	2	—	43
Total liabilities accounted for at fair value on a recurring basis (2)	$—	$41	$182	$—	$223
(1) Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.
(2) Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 – Significant Accounting Policies).
(3) The fair value amounts presented in the category are intended to permit reconciliation of the total assets in this table to the amounts presented in the statements of financial position.

34

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2015
	Level 1	Level 2	Level 3	NAV as a Practical Expedient(3)	Total

Fixed maturities - available-for-sale
U.S. Treasury	$—	$1,126	$—	$—	$1,126
U.S. government corporations and agencies	—	1,194	24	—	1,218
U.S. agency mortgage-backed and asset-backed securities	—	14,161	2	—	14,163
Foreign governments	—	391	7	—	398
U.S. corporate	—	35,434	107	—	35,541
Affiliated bonds	—	—	1,707	—	1,707
Foreign corporate	—	10,701	—	—	10,701
Non-agency residential mortgage-backed securities	—	1,263	9	—	1,272
Non-agency commercial mortgage-backed securities	—	4,469	415	—	4,884
Non-agency asset-backed securities	—	5,309	841	—	6,150
Total fixed maturities - available-for-sale	—	74,048	3,112	—	77,160
Fixed maturities - securities, at fair value
U.S. agency mortgage-backed and asset-backed securities	—	5	—	—	5
U.S. corporate	—	172	—	—	172
Foreign corporate	—	1,195	—	—	1,195
Non-agency residential mortgage-backed securities	—	7	—	—	7
Non-agency commercial mortgage-backed securities	—	47	2	—	49
Non-agency asset-backed securities	—	33	3	—	36
Total fixed maturities - securities, at fair value	—	1,459	5	—	1,464
Equity securities - available-for-sale
Common stock	8	—	26	—	34
Non-redeemable preferred stock	—	1	5	—	6
Total equity securities - available-for-sale	8	1	31	—	40
Equity securities - securities, at fair value
Common stock	427	—	—	—	427
Mutual funds	71	—	3	—	74
Total equity securities - securities, at fair value	498	—	3	—	501
Derivative assets	—	342	—	—	342
Securities purchased under agreements to resell	—	298	—	—	298
Other invested assets	—	80	—	—	80
Cash equivalents	9	2,243	—	—	2,252
Short-term investments	—	13	—	—	13
Separate account assets	28,325	—	—	430	28,755
Total assets accounted for at fair value on a recurring basis	$28,840	$78,484	$3,151	$430	$110,905

Policyholders’ account balances (1)	$—	$—	$155	$—	$155
Derivative liabilities	—	34	3	—	37
Total liabilities accounted for at fair value on a recurring basis (2)	$—	$34	$158	$—	$192

(1) Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.
(2) Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 – Significant Accounting Policies).
(3) The fair value amounts presented in the category are intended to permit reconciliation of the total assets in this table to the amounts presented in the statements of financial position.

35

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments in the valuation hierarchy.

Fixed maturities available-for-sale and Securities at fair value

Fixed maturity securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses a discounted cash flow model or market approach to determine fair value on public securities. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Credit Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognizable, reliable and well regarded benchmarks by participants in the financial industry, which represents the broader U.S. public bond markets.
Certain private placement securities that cannot be priced using the matrix pricing described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is usually based on market transactions. These securities are classified as Level 2.
For some of the private placement securities priced through the model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2.

The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third-party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Equity securities

Equity securities valued using unadjusted quoted prices in active markets that are readily and regularly available are classified as Level 1. Those securities valued using a market approach in which market quotes are available but are not considered actively traded are classified as Level 2. Securities priced through an internal valuation where significant inputs are deemed to be unobservable, which includes securities of a government organization, are classified as Level 3.

36

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Derivative assets and liabilities

The fair value of derivative instruments is generally derived using valuation models, except for derivatives, which are either exchange-traded, or the fair value is derived using broker quotations. Where valuation models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, non-performance risk and other factors. Exchange-traded derivatives are valued using quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, where model inputs are observable for substantially the full term, are classified as Level 2. Derivatives that are valued based upon models with significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.

When appropriate, valuations of OTC-bilateral derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC-bilateral derivative assets and liabilities. OTC-bilateral derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value. These investments are classified as Level 2.

Other invested assets

Level 2 assets represent surplus note investments, priced by a third-party pricing service, where the inputs to the valuation are deemed to be observable. Level 3 assets represent residual interests of securitizations, priced by a third-party pricing service, where inputs to the valuation are deemed to be unobservable.

Cash equivalents

These include money market funds, treasury bills, commercial paper and other highly liquid instruments. The highly liquid instruments are classified as Level 1. All other investments are classified as Level 2, since due to their short term nature, amortized cost is used as the best estimate of fair value.

Short term investments

For short term investments, amortized cost is used as the best estimate of fair value, and are classified as Level 2.

Separate account assets

Assets within the separate account are primarily invested in equities and fixed maturities. The fair value of investments in the separate accounts is calculated using the same procedures used for equities and fixed maturities in the general account. The separate accounts also invest in limited partnerships and hedge funds. These investments are valued based on the latest net asset value (NAV) using NAV as a practical expedient.

37

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables provide additional information for investments that are measured at fair value using NAV as a practical expedient, as allowed under authoritative guidance, for investments that meet specified criteria(in millions):

		2016
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$337	$—	Monthly, Quarterly, Semi-annual, Annual	180 days or less
Hedge Fund	Sector Investing	$24	$—	Monthly	30 days
Hedge Fund	Long/Short Equity	$2	$—	Monthly	30 days
Mutual Funds	Global Allocation	$5	$—	Weekly	5 days (Assets subject to lock up periods)

		2015
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$273	$—	Quarterly, Semi-annual, Annual	More that 90 days
Hedge fund	Multi-strategy	$157	$—	Quarterly, Monthly	90 days or less

Policyholders’ account balances

Policyholders’ account balances carried at fair value consist of embedded derivatives bifurcated from the host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers less the present value of assessed or imputed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. The expected cash flows are discounted using the treasury rate, plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been classified as Level 3.

38

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Level 3 Assets and Liabilities by Price Source

The following tables present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources at December 31, 2016 and 2015 (in millions):

	2016
	Internal (1)	External (2)	Total

Fixed maturities - available-for-sale
U.S. government corporations and agencies	$—	$24	$24
U.S. agency mortgage-backed and asset-backed securities	—	2	2
Foreign governments	—	6	6
U.S. corporate	49	52	101
Affiliated bonds	1,816	—	1,816
Foreign corporate	—	2	2
Non-agency residential mortgage-backed securities	—	6	6
Non-agency commercial mortgage-backed securities	123	109	232
Non-agency asset-backed securities	168	814	982
Total fixed maturities - available-for-sale	2,156	1,015	3,171
Fixed maturities - securities, at fair value
Non-agency commercial mortgage-backed securities	—	2	2
Non-agency asset-backed securities	—	2	2
Total fixed maturities - securities, at fair value	—	4	4
Equity securities
Common stock	20	1	21
Non-redeemable preferred stock	14	—	14
Total equity securities	34	1	35
Derivative assets	—	29	29
Total assets accounted for at fair value on a recurring basis	$2,190	$1,049	$3,239

Policyholders’ account balances	$180	$—	$180
Derivative liabilities	—	2	2
Total liabilities accounted for at fair value on a recurring basis	$180	$2	$182

(1) Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs are deemed to be unobservable.
(2) Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

39

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2015
	Internal (1)	External (2)	Total

Fixed maturities - available-for-sale
U.S. government corporations and agencies	$—	$24	$24
U.S. agency mortgage-backed and asset-backed securities	—	2	2
Foreign governments	—	7	7
U.S. corporate	20	87	107
Affiliated bonds	1,707	—	1,707
Non-agency residential mortgage-backed securities	—	9	9
Non-agency commercial mortgage-backed securities	82	333	415
Non-agency asset-backed securities	81	760	841
Total fixed maturities - available-for-sale	1,890	1,222	3,112
Fixed maturities - securities, at fair value
Non-agency commercial mortgage-backed securities	—	2	2
Non-agency asset-backed securities	—	3	3
Total fixed maturities - securities, at fair value	—	5	5
Equity securities
Common stock	26	—	26
Non-redeemable preferred stock	5	—	5
Mutual fund	—	3	3
Total equity securities	31	3	34
Total assets accounted for at fair value on a recurring basis	$1,921	$1,230	$3,151

Policyholders’ account balances	$155	$—	$155
Derivative liabilities	—	3	3
Total liabilities accounted for at fair value on a recurring basis	$155	$3	$158

(1) Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs that are deemed to be unobservable.
(2) Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

40

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Quantitative Information Regarding Internally - Priced Level 3 Assets and Liabilities

The following tables present quantitative information on significant internally priced Level 3 assets and liabilities at December 31, 2016 and 2015 (in millions):

	2016
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)

Assets:
U.S. corporate	$49	Discounted Cash Flow	Discount Rate	2.2% - 13.8%		(10%)

Affiliated bonds	$1,816	Cost

Non-agency asset-backed securities	$168	Discounted Cash Flow	Discount Rate	3.5% - 10.4%		(6.5%)

Non-agency commercial mortgage-backed securities	$123	Discounted Cash Flow	Discount Rate	3.1% - 12.0%		(3.9%)

Equity securities	$33	FHLB of Pittsburgh Capital Plan	Cost
		Market Comparable	Price to Book Multiple	0.62x
		Market Comparable	EBITA Multiple	5.6x - 26.1x

Liabilities:
Policyholders’ account balances	$180	Discounted Cash Flow	Discount Rate	1.5%	-	7.9%
		(GMAB)	Equity Returns	1.5%	-	7.3%
			Equity Volatility Curve	17.5%	-	62.1%
			Lapse Rate	1.0%	-	32.0%
			Mortality Rate	0.1%	-	50.0%
			Utilization Rate	—%	-	100.0%
			Withdrawal Rate	2.5%	-	8.3%

41

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2015
	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)

Assets:
U.S. corporate	$20	Discounted Cash Flow	Discount Rate	2.3% - 7.2% (3.4%)

Affiliated bonds	$1,707	Cost

Non-agency asset-backed securities	$81	Discounted Cash Flow	Discount Rate	3.8% - 10.8% (8.7%)

Non-agency commercial mortgage-backed securities	$82	Discounted Cash Flow	Discount Rate	3.0% - 12.0% (3.1%)

Equity securities	$31	FHLB of Pittsburgh Capital Plan	Price to Book Multiple	.7X

Liabilities:
Policyholders’ account balances	$155	Discounted Cash Flow (GMAB)	Discount Rate	1.3% - 11.2%
			Equity Returns	0.8% - 10.8%
			Equity Volatility Curve	18.4% - 39.9%
			Lapse Rate	1.5% - 21.0%
			Mortality Rate	0.1% - 33.4%
			Utilization Rate	10.0% - 100%
			Withdrawal Rate	2.5% - 7.2%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s Level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the Level 3 assets that are valued based on external pricing information.

U.S. corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation of these securities is the discount rate, as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Affiliated bonds

This security relates to an affiliated bond with Madison Capital Funding which was acquired at December 31, 2016 and therefore cost approximates fair value. The valuation of this bond in the future may include unobservable inputs and is therefore classified as Level 3.

Non-agency commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. corporate securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities, with the opposite being true for decreases in expected loss severities.

42

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Equity securities

The equity securities included in the table above mostly relate to the Company’s holdings in the Federal Home Loan Bank of Pittsburgh ( the “FHLB of Pittsburgh”) stock, refer to Note 12 - Debt. As prescribed in the FHLB of Pittsburgh’s Capital Plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased or transferred at par value. Since there is not a visible market for the FHLB of Pittsburgh stock, these securities have been classified as Level 3.

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers, less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in a lower (higher) fair value of the liability, while higher (lower) implied volatility assumptions will result in a higher (lower) fair value of the liability.

Transfers between Levels

Transfers between levels may occur as a result of changes in valuation sources or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically, the Company has transfers between Level 1 and Level 2 assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the 12 months ended December 31, 2016 and 2015.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the years ended December 31, 2016 and 2015, the Company transferred $228 million and $38 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities and separate account assets in 2016 and 2015. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $526 million and $540 million during the years ended December 31, 2016, and 2015, respectively, were primarily due to significant increases in market activity, or one or more significant input(s) becoming observable, or a change in the valuation technique for fixed maturities available-for-sale, equity securities available-for-sale and other invested assets in 2016 and 2015.

43

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables present the changes in fair value of all Level 3 assets and liabilities for the years ended December 31, 2016, 2015 and 2014 (in millions):

	U.S. government corporations and agencies	U.S. agency mortgage-backed and asset-backed	Foreign governments	U.S. corporate	Affiliated bonds

Fair Value, December 31, 2013	$24	$111	$8	$249	$—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	1	—
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	—	—	—	(1)	—
Purchases	—	10	—	71	—
Sales	—	(50)	—	(8)	—
Settlements	—	—	—	(37)	—
Transfers into Level 3(2)	—	—	—	45	—
Transfers out of Level 3(2)	—	(44)	—	(54)	—
Fair Value, December 31, 2014	24	27	8	266	—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	(1)	—
Net investment income(1)	—	(1)	—	—	—
Other comprehensive loss	—	—	—	3	1,707
Sales	—	(6)	—	(15)	—
Settlements	—	—	(1)	(8)	—
Transfers into Level 3(2)	—	—	—	3	—
Transfers out of Level 3(2)	—	(18)	—	(141)	—
Fair Value, December 31, 2015	24	2	7	107	1,707
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	(16)	—
Net investment income(1)	—	—	—	(1)	—
Other comprehensive loss	—	—	—	10	36
Purchases	—	—	—	14	555
Sales	—	—	—	—	—
Issuances	—	—	—	(16)	—
Settlements	—	—	(1)	(34)	(482)
Transfers into Level 3(2)	—	—	—	84	—
Transfers out of Level 3(2)	—	—	—	(47)	—
Fair Value, December 31, 2016	$24	$2	$6	$101	$1,816

(1) Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

44

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Foreign corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities- available-for-sale

Fair Value, December 31, 2013	$31	$58	$133	$1,041	$1,655
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	2	—	1	4
Net investment income(1)	—	—	—	1	1
Other comprehensive loss	(1)	(1)	5	21	23
Purchases	12	—	58	321	472
Sales	—	—	—	(8)	(66)
Settlements	(2)	(43)	(2)	(154)	(238)
Transfers into Level 3(2)	1	—	—	9	55
Transfers out of Level 3(2)	—	—	1	(415)	(512)
Fair Value, December 31, 2014	41	16	195	817	1,394
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	1	(2)	—	(1)
Net investment income(1)	—	—	—	—	(1)
Other comprehensive loss	—	(1)	—	(7)	(9)
Purchases	—	—	233	446	2,389
Sales	—	(1)	(1)	—	(23)
Settlements	(18)	(6)	(12)	(90)	(135)
Transfers into Level 3(2)	—	—	2	33	38
Transfers out of Level 3(2)	(23)	—	—	(358)	(540)
Fair Value, December 31, 2015	—	9	415	841	3,112
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	(1)	(14)	(31)
Net investment income(1)	—	—	—	—	(1)
Other comprehensive loss	—	—	(1)	7	52
Purchases	2	(1)	37	444	1,051
Sales	—	—	—	—	—
Issuances	—	—	—	—	(16)
Settlements	—	(3)	(3)	(159)	(682)
Transfers into Level 3(2)	—	1	3	114	202
Transfers out of Level 3(2)	—	—	(218)	(251)	(516)
Fair Value, December 31, 2016	$2	$6	$232	$982	$3,171

(1) Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

45

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities - securities, at fair value	Common stock	Non-redeemable preferred stock

Fair Value, December 31, 2013	$—	$6	$6	$3	$—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(2)	(2)	(1)	—
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	—	—	—	—	—
Purchase	2	—	2	—	2
Sales	—	—	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2014	2	4	6	2	2
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(1)	(1)	—	—
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	—	—	—	(1)	—
Purchases	—	—	—	26	3
Sales	—	—	—	(1)	—
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2015	2	3	5	26	5
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—		—	—	—
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	—	—	—	—	3
Purchases	—	2	2	2	6
Sales	—	—	—	—	—
Issuances	—	—	—	—	—
Settlements	—	(3)	(3)	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	(7)	—
Fair Value, December 31, 2016	$2	$2	$4	$21	$14

(1) Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

46

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Mutual fund	Total equity securities	Derivatives	Other invested assets	Amounts recoverable from reinsurers

Fair Value, December 31, 2013	$—	$3	$3	$—	$1
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(1)	1	—	—
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	—	—	—	—	(1)
Purchases	—	2	—	—	—
Sales	—	—	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2014	—	4	4	—	—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	(6)	—	—
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	—	(1)	—	—	—
Purchases	3	32	2	—	—
Sales	—	(1)	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers (out of) Level 3(2)	—	—	—	—	—
Fair Value, December 31, 2015	3	34	—	—	—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—		—	—
Net investment income(1)	—	—	—	—	—
Other comprehensive loss	—	3	—	—	—
Purchases	—	8	3	—	—
Sales	—	—	—	—	—
Issuances	—	—	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3(2)	—	—	26	—	—
Transfers (out of) Level 3(2)	(3)	(10)	—	—	—
Fair Value, December 31, 2016	$—	$35	$29	$—	$—

(1) Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

47

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Separate account assets	Total assets	Policyholders’ account balances	Derivative liabilities	Total liabilities

Fair Value, December 31, 2013	$244	$1,912	$69	$—	$69
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	15	17	—	—	—
Net investment income(1)	2	3	—	—	—
Other comprehensive loss	—	22	—	—	—
Interest credited to policyholders’ account balances	—	—	80	—	80
Purchases	5	481	32	—	32
Sales	(7)	(73)	—	—	—
Settlements	—	(238)	—	—	—
Transfers into Level 3(2)	1	56	—	—	—
Transfers (out of) Level 3(2)	—	(512)	—	—	—
Fair Value, December 31, 2014	260	1,668	181	—	181
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(8)	—	3	3
Net investment income(1)	—	(1)	(62)	—	(62)
Other comprehensive loss	—	(10)	(2)	—	(2)
Interest credited to policyholders’ account balances	—	—	—	—	—
Purchases	—	2,423	—	—	—
Sales	—	(24)	38	—	38
Settlements	—	(135)	—	—	—
Transfers into Level 3(2)	—	38	—	—	—
Transfers (out of) Level 3(2)	(260)	(800)	—	—	—
Fair Value, December 31, 2015	—	3,151	155	3	158
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(31)	—	(1)	(1)
Net investment income(1)	—	(1)	(14)	—	(14)
Other comprehensive loss	—	55	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—
Purchases	—	1,064	40	—	40
Sales	—	—	—	—	—
Issuances	—	(16)
Settlements	—	(685)	(1)	—	(1)
Transfers into Level 3(2)	—	228	—	—	—
Transfers (out of) Level 3(2)	—	(526)	—	—	—
Fair Value, December 31, 2016	$—	$3,239	$180	$2	$182

(1) Net investment income/loss includes amortization of discount and premium on fixed maturities.
(2) Transfers into or out of Level 3 are reported at the value as of beginning of the period.

48

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables include the unrealized gains or losses for the years ended December 31, 2016, 2015 and 2014 by category for Level 3 assets still held at December 31, 2016, 2015 and 2014, respectively (in millions):

	2016
	U.S. corporate	Bonds to subsidiaries and affiliates	Non-agency commercial mortgage-backed securities	Non-agency asset-backed residential securities	Total fixed maturities - available-for-sale
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment gains (losses)	$(16)	$—	$(1)	$(14)	$(31)
Net investment income	(1)	—	—	—	(1)
Other comprehensive losses	11	36	(1)	7	53
Total change in unrealized gains (losses)	$(6)	$36	$(2)	$(7)	$21

	Non-redeemable preferred stock	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$(31)
Net investment income	—	(1)
Other comprehensive losses	3	20
Total change in unrealized gains (losses)	$3	$24

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2016.

49

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2015
	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities - available-for-sale
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment gains (losses)	$—	$1	$(2)	$1	$—
Net investment income	(1)	—	—	—	(1)
Other comprehensive losses	—	(2)	—	(10)	(12)
Total change in unrealized gains (losses)	$(1)	$(1)	$(2)	$(9)	$(13)

	Non-agency asset-back securities	Total fixed maturities - securities, at fair value	Common stock	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$(2)	$(2)	$—	$(2)
Net investment income	—	—	—	(1)
Other comprehensive losses	—	—	(1)	(13)
Total change in unrealized gains (losses)	$(2)	$(2)	$(1)	$(16)

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2015.

50

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2014
	U.S. agency mortgage-backed and asset-backed securities	Foreign corporate	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$—	$(1)	$(1)	$—
Net investment income	—	—	—	—	—
Other comprehensive gains (losses)	1	(1)	1	2	5
Total change in unrealized gains (losses)	$1	$(1)	$—	$1	$5

	Non-agency asset-backed securities	Total fixed maturities - available-for-sale	Non-agency asset-back securities	Total fixed maturities - securities, at fair value	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$(2)	$(1)	$(1)	$(3)
Net investment income	1	1	—	—	1
Other comprehensive gains	22	30	—	—	30
Total change in unrealized gains (losses)	$23	$29	$(1)	$(1)	$28
Non-recurring Fair Value Measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following tables represent certain assets measured at estimated fair value during the years ended and still held at December 31, 2016 and 2015 (in millions):

	2016
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment
Mortgage loans	$1	$1

	2015
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment
Mortgage loans	$1	$1

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized and have been categorized as Level 3.

For a description of the Company’s valuation process and controls, refer to “Determination of Fair Value” section above.

51

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Fair Value of Other Financial Instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments, whether or not fair value is recognized in the Consolidated Statements of Financial Position, for which it is practicable to estimate fair value.

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 6, 12, 15 and 17 of Notes to the Consolidated Financial Statements at December 31, 2016 and 2015 are presented below (in millions):

	2016
	Carrying	Estimated Fair Value
	Value	Level 1	Level 2	Level 3	Total

Assets
Mortgage loans	$13,705	$—	$—	$13,972	$13,972
Senior secured commercial loans	7	—	—	7	7
Cash and cash equivalents	65	65	—	—	65
Other invested assets	207	—	53	182	235

Liabilities
Policyholders’ account balances - investment contracts	$40,736	$—	$—	$39,834	$39,834
Collateral received on securities lending and repurchase agreements	675	—	675	—	675
Collateral received on derivative transactions	398	—	398	—	398
Debt	1	—	1	—	1

	2015
	Carrying	Estimated Fair Value
	Value	Level 1	Level 2	Level 3	Total

Assets
Mortgage loans	$12,757	$—	$—	$13,140	$13,140
Senior secured commercial loans	12	—	—	11	11
Cash and cash equivalents	36	36	—	—	36
Other invested assets	225	—	8	247	255

Liabilities
Policyholders’ account balances - investment contracts	$37,927	$—	$—	$37,237	$37,237
Collateral received on securities lending and repurchase agreements	600	—	600	—	600
Collateral received on derivative transactions	264	—	264	—	264
Debt	1	—	1	—	1

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions, which take into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs.

52

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value is calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Cash and cash equivalents

The Company believes that due to the short-term nature of cash and cash equivalents, the fair value approximates carrying value.

Other invested assets

These assets include collateral posted on derivative transactions, third-party loans, and investments in qualified affordable housing projects. The fair value for derivative transactions approximates the carrying amount as they are short term in nature. The third-party loans are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation. The fair value of investments in qualified affordable housing projects is based on a discounted cash flow calculation using a discount rate that is determined internally.

Policyholders’ account balances – investment contracts

These contracts include continued interest accounts, supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and company specific assumptions for lapses, mortality and expenses. The cash flows are discounted using the yield on the Company’s medium term notes. For funding agreements backing medium term notes, fair values are based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Debt

The fair value of the Company’s non-recourse debt and other debt approximates carrying value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

53

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of Net investment income for the years ended December 31, 2016, 2015 and 2014 were as follows (in millions):

	2016	2015	2014
Fixed maturities	$3,299	$3,139	$3,138
Equity securities	23	18	23
Mortgage loans	591	548	486
Policy loans	57	57	59
Other investments	34	129	133
Gross investment income	4,004	3,891	3,839
Investment expenses	(133)	(124)	(109)

Net investment income	$3,871	$3,767	$3,730

For the years ended December 31, 2016, 2015 and 2014, Net investment gains or losses were as follows (in millions):

	2016	2015	2014
Fixed maturities
Total OTTI losses	$(119)	$(107)	$(30)
Portion of OTTI losses recognized in OCI	14	13	1
Net OTTI losses on fixed maturities recognized in earnings	(105)	(94)	(29)
All other (losses) gains	(23)	(29)	170
Fixed maturities, net	(128)	(123)	141
Equity securities	45	(20)	11
Mortgage loans	(2)	(3)	4
Derivative instruments	159	182	279
Other	16	24	3
Net investment gains	$90	$60	$438

The net investment losses on Securities, at fair value (both fixed maturities and equity securities) amounted to $25 million, $212 million and $17 million for the years ended December 31, 2016, 2015 and 2014, respectively. Of these losses, $5 million, $196 million and $31 million were related to changes in fair value.

Gains and losses for Securities at fair value are included in Net investment gains or losses.

Realized gains on sales of available-for-sale fixed maturities were $111 million, $193 million and $187 million for the years ended December 31, 2016, 2015 and 2014, respectively; and realized losses were $68 million, $32 million and $12 million, respectively. Realized gains on sales of available-for-sale equity securities were $10 million, $9 million and $65 million for the years ended December 31, 2016, 2015 and 2014, respectively; and realized losses were $0 million, $1 million and $46 million, respectively.

Losses from OTTI on equity securities (included in net investment gains or losses on equity securities above) were $0 million, less than $1 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

54

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The following tables present the Company’s gross unrealized losses and fair values for fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2016 and 2015 (in millions):

			2016
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturities
U.S. Treasury	$1,204	$29	$—	$—	$1,204	$29
U.S. government corporations and agencies	252	13	—	—	252	13
U.S. agency mortgage-backed and asset-backed securities	5,109	213	306	20	5,415	233
Foreign governments	48	1	—	—	48	1
U.S. corporate	9,730	375	1,010	65	10,740	440
Foreign corporate	2,490	66	455	42	2,945	108
Non-agency residential mortgage-backed securities	96	2	275	14	371	16
Non-agency commercial mortgage-backed securities	1,824	59	266	8	2,090	67
Non-agency asset-backed securities	2,337	50	1,170	20	3,507	70
Total fixed maturities	$23,090	$808	$3,482	$169	$26,572	$977

			2015
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturities
U.S. Treasury	$717	$4	$—	$—	$717	$4
U.S. government corporations and agencies	58	1	35	1	93	2
U.S. agency mortgage-backed and asset-backed securities	1,690	45	1,053	48	2,743	93
Foreign governments	2	—	—	—	2	—
U.S. corporate	10,910	561	1,392	107	12,302	668
Foreign corporate	3,831	238	437	51	4,268	289
Non-agency residential mortgage-backed securities	169	5	349	19	518	24
Non-agency commercial mortgage-backed securities	1,873	25	163	2	2,036	27
Non-agency asset-backed securities	3,342	48	780	16	4,122	64
Total fixed maturities	22,592	927	4,209	244	26,801	1,171

Equity securities
Preferred stock	3	—	—	—	3	—
Total equity securities	3	—	—	—	3	—
Total	$22,595	$927	$4,209	$244	$26,804	$1,171

At December 31, 2016, the unrealized loss amount consisted of approximately 3,304 different fixed maturities and 1 equity security.

At December 31, 2016, unrealized losses on investment grade fixed maturities were $881 million or 90% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (“NAIC”) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s; or a rating of

55

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

AAA, AA, A or BBB from Standard & Poor’s (“S&P”); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $95 million or 10% of the Company’s total fixed maturities’ unrealized losses at December 31, 2016.

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $50 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $29 million for 6 months or less, $0 million for greater than 6 months through 12 months and $21 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

Net Unrealized Investment Gains or Losses

Net unrealized investment gains or losses on available-for-sale investments are included in the Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains or losses that have been recognized as realized gains or losses during the current year and are included in Net investment gains or losses.

The components of Net unrealized investment gains or losses reported in AOCI at December 31, 2016, 2015 and 2014 are as follows (in millions):

	2016	2015	2014
Fixed maturities, available-for-sale - all other	$1,838	$1,690	$3,784
Fixed maturities on which an OTTI loss has been recognized	58	22	34
Total fixed maturities	1,896	1,712	3,818
Equity securities, available-for-sale	2	8	15
Derivatives designated as cash flow hedges	15	34	13
Other investments	2	2	2
Subtotal	1,915	1,756	3,848
Amounts recognized for:
DAC	(321)	(279)	(727)
Other assets (sales inducements)	(5)	(7)	(17)
Policyholders’ account balances and future policy benefits	39	33	70
Deferred taxes	(569)	(525)	(1,110)
Net unrealized gains on investments	$1,059	$978	$2,064

56

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The net unrealized gains or losses for the years ended December 31, 2016, 2015 and 2014, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized and all other net unrealized investment gains or losses, are as follows (in millions):

Net unrealized investment gains and losses on fixed maturities on which an OTTI loss has been recognized
	Net Unrealized Gains (Losses) on Investments	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	AOCI Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2013	$(11)	$13	$—	$(1)	$—	$1
Net investment gains (losses) on investments arising during the period	42	—	—	—	(14)	28
Reclassification adjustment for (gains) losses included in net income	1	—	—	—	*	1
Reclassification adjustment for OTTI losses excluded from net income (1)	2	—	—	—	(1)	1
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(14)	*	—	5	(9)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	1	(1)	—
Balance, December 31, 2014	34	(1)	—	—	(11)	22
Net investment gains (losses) on investments arising during the period	(10)	—	—	—	4	(6)
Reclassification adjustment for (gains) losses included in net income	(2)	—	—	—	1	(1)
Reclassification adjustment for OTTI losses excluded from net income (1)	—	—	—	—	—	—
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	2	—	—	(1)	1
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	—	—	—
Balance, December 31, 2015	22	1	—	—	(7)	16
Net investment gains (losses) on investments arising during the period	50	—	—	—	(17)	33
Reclassification adjustment for (gains) losses included in net income	(6)	—	—	—	2	(4)
Reclassification adjustment for OTTI losses excluded from net income (1)	(8)	—	—	—	3	(5)
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(6)	—	—	2	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	—	—	—
Balance, December 31, 2016	$58	$(5)	$—	$—	$(17)	$36

*Amounts less than $1 million.

(1) Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

57

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

All other net unrealized gains and losses in AOCI
	Net Unrealized Gains (Losses) on Investments(1)	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	AOCI Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2013	$2,073	$(620)	$(18)	$43	$(517)	$961
Net investment gains (losses) on investments arising during the period	1,910	—	—	—	(650)	1,260
Reclassification adjustment for (gains) losses included in net income	(167)	—	—	—	40	(127)
Reclassification adjustment for OTTI losses excluded from net income (2)	(2)	—	—	—	1	(1)
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(106)	1	(1)	37	(69)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	28	(10)	18
Balance, December 31, 2014	3,814	(726)	(17)	70	(1,099)	2,042
Net investment gains (losses) on investments arising during the period	(2,146)	—	—	—	750	(1,396)
Reclassification adjustment for (gains) losses included in net income	66	—	—	—	(23)	43
Reclassification adjustment for OTTI losses excluded from net income (2)	—	—	—	—	—	—
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	445	10	—	(159)	296
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	(36)	13	(23)
Balance, December 31, 2015	1,734	(281)	(7)	34	(518)	962
Net investment gains (losses) on investments arising during the period	193	—	—	—	(68)	125
Reclassification adjustment for (gains) losses included in net income	(78)	—	—	—	27	(51)
Reclassification adjustment for OTTI losses excluded from net income (2)	8	—	—	—	(3)	5
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(35)	2	—	12	(21)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	5	(2)	3
Balance, December 31, 2016	$1,857	$(316)	$(5)	$39	$(552)	$1,023

(1) Includes cash flow hedges. Refer to Note 7 – Derivative Instruments and Risk Management for information on cash flow hedges.
(2) Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

58

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The following table provides a rollforward of the cumulative credit loss component of OTTI losses recognized in earnings for fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2016	2015
Balance at beginning of year	$158	$175
Additions
Credit loss impairments recognized in the current period on securities previously not impaired	34	4

Additional credit loss impairments recognized in the current period on securities previously impaired	6	5

Reductions
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(16)	(26)
Balance at end of year	$182	$158

The balance of and changes in each component of AOCI attributable to the Company were as follows (in millions):

	Foreign CTA	Net Unrealized Investment Gains (Losses)(1)	Net Unrealized Gains (Losses) on OTTI Fixed Maturity Investments	Total AOCI
Balance, December 31, 2013	$1	$961	$1	$963
Change in net unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes	—	1,081	21	1,102
Change in foreign currency translation adjustment, net of income taxes	(1)	—	—	(1)
Balance, December 31, 2014	—	2,042	22	2,064
Change in net unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes	—	(1,080)	(6)	(1,086)
Change in foreign currency translation adjustment, net of income taxes	(3)	—	—	(3)
Balance, December 31, 2015	(3)	962	16	975
Change in net unrealized investment gains (losses), net of related offsets, reclassification adjustments and income taxes	—	61	20	81
Balance, December 31, 2016	$(3)	$1,023	$36	$1,056

(1) Includes cash flow hedges. Refer to Note 7 - Derivative Instruments and Risk Management for information on cash flow hedges.

59

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The amounts reclassified out of AOCI(1) for the years ended December 31, 2016, 2015 and 2014 were as follows (in millions):

	2016	2015	2014	Affected Line Item in the Consolidated Statements of Operations
Net unrealized investment (gains) losses
(Gains)/ losses on cash flow hedges:
Interest rate swaps	$(1)	$1	$1	Net investment income
Interest rate swaps	(1)			Net investment gains (losses)
Currency swaps	(1)	2	1	Net investment income
Currency swaps	(10)			Net investment gains (losses)
(Gains)/ losses on available-for-sale securities:
Impairment losses	(6)	(2)	(1)	Net investment gains (losses)
All other	(65)	66	(167)	Net investment gains (losses)
	(84)	67	(166)	Total before tax
	(29)	23	(40)	Income tax benefit (expense)
Total reclassifications for the period	$(55)	$44	$(126)	Net income

(1) Negative amounts indicate gains/benefits reclassified out of AOCI. Positive amounts indicate losses/costs reclassified out of AOCI.

NOTE 11 – RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with certain services and facilities including, but not limited to, the following: accounting, tax and auditing services; legal services; actuarial services; electronic data processing operations and communications operations. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and the Company. The fees incurred associated with these services and facilities, amounted to $820 million, $823 million and $813 million for the years ended December 31, 2016, 2015 and 2014, respectively, and were reflected in Operating expenses and Net investment income.

The Company’s interests in commercial mortgage loans (and, in one instance, a single asset real estate owned property acquired through foreclosure (“REO Property”)) are held in the form of participations in mortgages originated or acquired by New York Life (and, in the case of the REO Property, a participation in the ownership of the REO Property (“REO Ownership Interest”)). During 2015, the Company’s REO Ownership Interest was purchased by New York Life. Under the participation agreement for the mortgage loans, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated therefrom, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval.

The Company has entered into investment advisory and administrative services agreements with NYLIM to provide investment advisory and administrative services to the Company. On March 31, 2014, NYLIM assigned its investment advisory rights and obligations under this agreement to NYL Investors LLC, a wholly owned subsidiary of New York Life. For the years ended December 31, 2016, 2015 and 2014, the total cost for these services amounted to $119 million, $110 million and $100 million, respectively, which is included in the cost of services billed by New York Life to the Company. These costs were included in Operating expenses.

60

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

NYLIM has an investment advisory agreement with the Mainstay VP Funds Trust (“the Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund, and the Company have entered into agreement regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM of $34 million, $35 million and $35 million for the years ended December 31, 2016, 2015 and 2014, respectively, and was included in Fee-universal life and annuity policies.

NYLIM provides the Company with certain services and facilities including, but not limited to, the following: management and other support. NYLIM charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYLIM and the Company. The Company incurred fees associated with the services and facilities in the amounts of $15 million, $33 million and $26 million for the years ended December 31, 2016, 2015 and 2014, respectively. Prior to 2014, NYLIM also provided information technology and infrastructure support which are now provided by New York Life.

The Company has a variable product distribution agreement with NYLIFE Distributors LLC (“Distributors”), an indirect wholly owned subsidiary of New York Life, granting Distributors the exclusive right to distribute and to be the underwriter and/or agent of the Company’s variable product policies. For the years ended December 31, 2016, 2015 and 2014, the Company received service fees of $39 million, $39 million and $36 million, respectively, under this agreement, in consideration for providing 12b-1 Plan services attributable to the variable products.

The Company has an agreement with NYLIFE Securities LLC (“Securities”), an indirect wholly owned subsidiary of New York Life, under which registered representatives of Securities solicit sales of multi-funded annuity contracts and variable life policies. For the years ended December 31, 2016, 2015 and 2014, the Company incurred commission expense to Securities’ registered representatives of $119 million, $139 million and $150 million, respectively.

On July 1, 2008, as amended on July 1, 2009, the Company entered into a service agreement with Securities, whereby Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2016, 2015 and 2014, the Company incurred an expense of $48 million, $51 million and $47 million, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a universal life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company received from New York Life $23 million, $41 million and $21 million for the years ended December 31, 2016, 2015 and 2014, respectively, and was included in Other income.

New York Life Capital Corporation (“NYLCC”), an indirect wholly owned subsidiary of New York Life, has a credit agreement with the Company dated December 23, 2004, as amended, whereby NYLCC has agreed to make loans to the Company in an amount up to, but not exceeding, $490 million from the issuance of commercial paper. At December 31, 2016 and 2015, the Company had no outstanding loan balance to NYLCC. During 2016, 2015 and 2014, the Company had no interest expenses recorded by the Company in relation to this agreement.

The Company has a credit agreement with New York Life, dated September 30, 1993, as amended, whereby the Company may borrow up to $490 million from New York Life. During 2016, 2015 and 2014, the credit facility was not used, no interest was paid and there was no outstanding balance due.

In addition, the Company has a credit agreement with New York Life, dated April 1, 1999, as amended, wherein New York Life may borrow up to $490 million from the Company. During 2016, 2015 and 2014, the credit facility was not used, no interest was paid and there was no outstanding balance due.

Prior to December 31, 2015, the Company entered into a revolving loan agreement with MCF, which was a wholly owned subsidiary of NYL Investments (as amended from time to time, the “MCF Loan Agreement”). Under this agreement, the Company provided funding to MCF for lending and equity investment commitments entered into by MCF on or after January 1, 2010. The aggregate amount advanced by the Company to MCF under the MCF Loan Agreement, when aggregated with all other funding provided to or on behalf of MCF by the Company, could not exceed 2.75% of the Company’s statutory cash and invested assets as stated on the Company’s most recent quarterly statement. During 2015 and 2014, the Company received interest payments from MCF totaling $100 million and $94 million, respectively, which are included in Net

61

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

investment income. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon was due in full on July 1, 2025. At December 31, 2015, all outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon, were paid in full and the agreement was terminated.

On December 31, 2015, the Company entered into a note funding agreement with MCF and New York Life (the “MCF Note Agreement”) and acquired a variable funding note issued by MCF thereunder (the “Note”). The Note, which is reported as a bond, had outstanding balances for the Company of $1,780 million and $1,707 million at December 31, 2016 and 2015, respectively, and were reported in Fixed maturities, available-for-sale. Pursuant to the MCF Note Agreement and variable funding note issued thereunder, the Company and New York Life may provide an aggregate of up to $4,700 million in funding to MCF for lending and equity investment commitments, as well as for business expenses. All outstanding advances made to MCF under the MCF Note Agreement, together with unpaid interest thereon, will be due in full on December 31, 2025. During 2016, the Company received interest payments from MCF totaling $56 million. On December 30, 2016, MCF paid a dividend of $56 million to the Company.

The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2016 and 2015, the Company did not purchase any new loans. At December 31, 2016, the Company held loans with an outstanding balance of $7 million and has commitments to fund additional amounts on these existing loans of $2 million. At December 31, 2015, the Company held loans with an outstanding balance of $12 million and had commitments to fund additional amounts on these existing loans of $3 million. These loans were reported in Other investments.

To satisfy its obligations under structured settlement agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 3.33% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2016 and 2015, the carrying value of the Interest in annuity contracts and the Obligations under structured settlement agreements amounted to $6,808 million and $6,472 million, respectively.

The Company has sold certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations was 5.84% for 2016. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2016 and 2015, the policyholder reserves related to these contracts amounted to $160 million and were included in liabilities of Future policy benefits.

The Company has issued various Corporate Owned Life Insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. At December 31, 2016 and 2015, the policyholder reserves balances for these policies amounted to $3,725 million and $3,588 million, respectively, and were included in liabilities of Policyholders’ account balances and Separate account liabilities.

The Company has also issued various COLI policies to Voluntary Employees’ Beneficiary Association (“VEBA”) trusts, which were trusts formed for the benefit of New York Life’s retired employees and agents. At December 31, 2016 and 2015, the policyholder liability balances for these policies amounted to $364 million and $354 million, respectively, and were included in Policyholders’ account balances and Separate account liabilities.

In connection with the 2012 acquisition of an office building by REEP-OFC Westory DC LLC, an indirect wholly owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory DC LLC. The mortgage loan is interest-only throughout the term and all outstanding principal shall be due and payable on August 10, 2022. For the years ended December 31, 2016, 2015 and 2014, interest earned amounted to $3 million.

In connection with a $150 million acquisition of a fee estate containing an office building and related improvements and encumbered by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012, which sets forth the terms that

62

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

will govern, in part, each entity’s interest in the property. For the years ended December 31, 2016, 2015 and 2014, income earned amounted to $3 million.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life. Refer to Note 14 – Reinsurance for more details.

The Company has an over-retention agreement with New York Life. Refer to Note 14 – Reinsurance for more details.

At December 31, 2016 and 2015, the Company recorded amounts payable to parent and affiliates of $239 million and $250 million, respectively, and is included in Other liabilities. At December 31, 2016 and 2015, the Company recorded amounts due from parent and affiliates of $33 million and $35 million, respectively, and is included in Other assets. The terms of the underlying agreements generally require that these amounts be settled in cash within 90 days.

63

NOTE 12 – POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2016 and 2015 were as follows (in millions):

	2016	2015
Deferred annuities	$43,241	$40,457
Universal life contracts	29,425	28,353
Other	1,353	1,196

Total policyholders’ account balances	$74,019	$70,006

Policyholders’ account balances on the above contracts are equal to cumulative deposits and interest credited, less withdrawals and mortality and expense charges, where applicable.

The following table highlights the interest rate assumptions generally utilized in calculating Policyholders’ account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2016:

Product	Interest Rate	Withdrawal/Surrender Charges
Deferred annuities	0.05% to 10.00%	Surrender charges 0% to 10% for up to 10 years
Universal life contracts	2.75% to 8.00%	Various up to 19 years
Annuities certain	0.05% to 5.00%	No surrender or withdrawal charges
Supplementary contracts without life contingencies	1.00% to 3.50%	No surrender or withdrawal charges

Less than 1% of policyholders’ account balances have interest crediting rates of 6% and greater.

Future Policy Benefits

Future policy benefits at December 31, 2016 and 2015 were as follows (in millions):

	2016	2015
Life insurance:
Taiwan business - 100% coinsured	$1,320	$1,236
Other life insurance	262	270
Total life insurance	1,582	1,506
Individual and group payout annuities	18,629	16,782
Other contract liabilities	81	92
Total future policy benefits	$20,292	$18,380

64

NOTE 12 – POLICYHOLDERS’ LIABILITIES (continued)

The following table highlights the key assumptions generally utilized in the calculation of liabilities for future policy benefits at December 31, 2016:

Product	Mortality	Interest Rate	Estimation Method
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD	2.53% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD

Less than 1% of future policy benefits are based on an interest rate of 6% and greater.

Guaranteed Minimum Benefits

At December 31, 2016 and 2015, the Company had fixed and variable annuities with guarantees. The Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For contracts with the EBB optional feature, the net amount at risk is defined as the additional benefit amount that equals to a percentage of earnings in the contract, subject to certain maximums. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the GFIB or guaranteed lifetime income withdrawal benefits (“GLWB”).

Variable Annuity Contracts – GMDB, EBB, GMAB and GFIB

The Company issues certain variable annuity contracts with a GMDB feature that guarantees either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals)

b)Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages
(adjusted for withdrawals)

Contracts with an optional EBB feature provides an additional death benefit amount equal to a percentage of earnings in the contract at time of death, subject to certain maximums.

The Company issues certain variable annuity contracts with a GMAB feature that guarantees a minimum contract value equal to 100% or 150%, depending on the election of the amount of eligible premiums (adjusted for withdrawals) at the end of the guaranteed period. The minimum contract value can be reset after issue, and in such case, is set equal to the account value at the time of reset. The older contracts must be surrendered in order to receive the guaranteed amount.

The Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

65

NOTE 12 – POLICYHOLDERS’ LIABILITIES (continued)

The following tables provide the account value, net amount at risk and average attained age of contract holders at December 31, 2016 and 2015 for GMDBs, GMABs, EBBs and GFIBs ($ in millions):

	2016
	Return of Net Deposits			Ratchet		Income

	In the Event of Death	Accumulation at Specified Date	Additional Death Benefits	In the Event of Death	In the Event of Death	Accumulation at Specified Date
	(GMDB)	(GMAB)	(EBB)	(GMDB)	(GMAB)	(GFIB)
Account value	$18,270	$5,839	$56	$9,874	$1,520	$226
Net amount at risk	$48	$84	$6	$172	$19	$1
Average attained age of contract holders	55	58	68	61	62	60

	2015
	Return of Net Deposits			Ratchet		Income

	In the Event of Death	Accumulation at Specified Date	Additional Death Benefits	In the Event of Death	In the Event of Death (1)	Accumulation at Specified Date
	(GMDB)	(GMAB)	(EBB)	(GMDB)	(GMAB)	(GFIB)
Account value	$16,184	$5,256	$58	$10,102	$1,519	$213
Net amount at risk	$139	$186	$6	$518	$47	$5
Average attained age of contract holders	58	58	67	64	61	59

The following summarizes the general account liabilities for guarantees on variable contracts, included in liabilities for Future policy benefits for GMDB, EBB and GFIB, and liabilities for Policyholders’ account balances for GMAB (in millions):

	GMDB	GMAB	EBB	GFIB	Total
Balance at December 31, 2014	$66	$181	$1	$3	$251
Incurred guarantee benefits	14	(26)	1	3	(8)
Paid guarantee benefits	(6)	—	—	—	(6)
Balance at December 31, 2015	74	155	2	6	237
Incurred guarantee benefits	(21)	26	—	(2)	3
Paid guarantee benefits	(7)	(1)	—	—	(8)
Balance at December 31, 2016	$46	$180	$2	$4	$232

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and changes in fair value are recorded in Interest credited to Policyholders’ account balances (refer to Note 9 – Fair Value Measurements).

The GMDB and EBB liabilities are determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates assumptions and adjusts the additional liability, with a related charge or credit recorded to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

66

NOTE 12 – POLICYHOLDERS’ LIABILITIES (continued)

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2016 and 2015, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumptions ranged from 1.29% to 11.90% for 2016 and 1.13% to 9.10% for 2015.

•	Volatility assumption ranged from 2.78% to 29.56% for 2016 and from 1.32% to 29.14% for 2015.

•	Mortality was assumed to be 101.2% of an internally developed mortality table for 2016 and 100.5% for 2015.

•	Lapse rates vary by contract type and duration and ranged from 1.00% to 30.00% , with an average of 5.10% for 2016 and from 1.00% to 32.00%, with an average of 5.16% for 2015.

•	Partial withdrawal rates ranged from 2.50% to 11.70% for 2016 and from 2.5% to 11.4% for 2015.

•	Discount rate was 4.50% and ranged from 4.29% to 7.61% for 2016 and 2015, respectively.

The GFIB liability is determined each period by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the liability balance, with a related charge or credit recorded to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GFIB liability at December 31, 2016 and 2015, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption ranged from 1.29% to 11.90% for 2016 and 1.13% to 9.10% for 2015.

•	Volatility assumption ranged from 2.78% to 29.56% for 2016 and from 1.32% to 29.14% for 2015.

•	Mortality assumption used to project future claims is the GLI 12(15) Mortality Table for 2016 and 2015.

•	Lapse rates vary by contract type and duration and range from 1.00% to 20.00%, with an average of 2.32% for 2016 and from 1.50% to 21.00%, with an average of 1.65% for 2015.

•	Partial withdrawal rates ranged from 3.20% to 8.00% for 2016 and 2015.

•	Discount rate was 4.50% and ranged from 4.29% to 6.64% for 2016 and 2015, respectively.

67

NOTE 12 – POLICYHOLDERS’ LIABILITIES (continued)

The following table presents the aggregate fair value of assets at December 31, 2016 and 2015, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB, GFIB, EBB and GLWB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB, GFIB and EBB guarantees in each contract, the GMDB, GMAB, GFIB and EBB amounts listed are not mutually exclusive (in millions):

	2016
	GMDB	GMAB	EBB	GFIB
Separate account
Equity	$13,722	$3,923	$30	$134
Fixed income	6,222	1,926	14	70
Balanced	4,379	1,247	8	22
Total separate account	24,323	7,096	52	226
General account	3,821	263	4	—
Total	$28,144	$7,359	$56	$226

	2015
	GMDB	GMAB	EBB	GFIB
Separate account
Equity	$12,842	$3,643	$32	$127
Fixed income	5,496	1,634	13	68
Balanced	4,271	1,213	9	15
Total separate account	22,609	6,490	54	210
General account	3,677	285	4	3
Total	$26,286	$6,775	$58	$213

Fixed Annuity Contracts - GLWB

In 2014, the Company began offering fixed annuity contracts with a GLWB feature. The benefit must be elected at the time of contract issuance, and provides for a percentage of the contract holder’s benefit base, subject to certain restrictions, to be available for withdrawal for life as early as age 59 1/2. This benefit base grows for up to 10 years or until lifetime income payments commence, whichever comes first.

The GLWB liability is determined each period end by estimating the expected payments after the account balance is depleted and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the additional liability balance, with a related charge or credit to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GLWB liability at December 31, 2016 and 2015, respectively:

•	Data used was 1,000 stochastically generated investment performance scenarios.

•	Mortality was assumed to be 100% of the GLI 12(15) Mortality Table for 2016 and 2015.

•	Lapse rates vary by contract type and duration, and range from 1.00% to 10.00%, with an average of 1.00% for 2016 and 2015.

•	Partial withdrawal rates ranged from 4.25% to 6.75% for 2016 and 2015.

•	Discount rates ranged from 0.64% to 13.79% for 2016 and 2.21% to 15.30% for 2015.

At December 31, 2016 and 2015, the GLWB liability was $17 million and $1 million, respectively.

68

NOTE 12 – POLICYHOLDERS’ LIABILITIES (continued)

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with secondary guarantees. For these policies, we define excess insurance benefits as death benefits paid in excess of account balance released on death when the policy is either being held in force by the presence of a no lapse guarantee or when an amount in excess of the account balance results from a GMDB.

Generally, the Company has separately defined an excess insurance benefit to exist when expected mortality exceeds all assessments. This insurance benefit is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments. The liability for excess insurance benefit features reflected in the general account and included in liabilities for Future policy benefits was $162 million and $165 million at December 31, 2016 and 2015, respectively.

NOTE 13 – DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Policy Acquisition Costs

The following is a rollforward of DAC for the years ended December 31, 2016, 2015 and 2014 (in millions):

	2016	2015	2014
Balance at beginning of year	$3,530	$3,041	$2,847

Current year additions	461	514	468
Amortization - current year	(522)	(435)	(533)
Amortization - impact of assumption and experience unlocking	(16)	(37)	90
Amortization - impact of extending the useful life(1)	—	—	289
Balance at end of year before related adjustments	3,453	3,083	3,161

Adjustment for changes in unrealized net investment gains	(41)	447	(120)
Balance at end of year	$3,412	$3,530	$3,041

(1) The Company reviewed the reasonableness of the assumptions used to determine the amortization period for certain universal life and variable deferred annuity contracts and determined, based on better than expected persistency of these products, that the useful life should be extended, resulting in a positive impact to DAC amortization in 2014.

69

NOTE 13 – DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS (continued)

Sales Inducements

The following is a rollforward of deferred sales inducements included in Other assets for the years ended December 31, 2016, 2015 and 2014 (in millions):

	2016	2015	2014
Balance at beginning of year	$657	$634	$549

Current year additions	76	113	117
Amortization - current year	(78)	(82)	(44)
Amortization - impact of assumption and experience unlocking	7	(18)	12
Balance at end of year before related adjustments	662	647	634

Adjustment for changes in unrealized net investment gains	2	10	—
Balance at end of year	$664	$657	$634

NOTE 14 – REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. The Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for many products except for custom guarantee universal life and survivorship universal life, survivorship variable universal life (SVUL) and asset preserver products. Most of the reinsured business is on an automatic basis. For new life insurance policies reinsured automatically, the Company retains between 10% and 60% of each risk, with a minimum size policy ceded of $1 million for survivorship variable universal life and no minimum size for custom performance survivorship universal life or single life. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance which the Company cannot collect.

70

NOTE 14 – REINSURANCE (continued)

The Company also participates in assumed reinsurance with third parties in acquiring additional business.The effects of reinsurance on the Consolidated Statements of Operations for the years ended December 31, 2016, 2015 and 2014 were as follows (in millions):

	2016	2015	2014
Direct	$2,804	$2,497	$3,198
Assumed	4	4	3
Ceded	(65)	(69)	(78)
Premiums	$2,743	$2,432	$3,123
Fees - universal life and annuity policies ceded	$(684)	$(621)	$(601)
Direct	$2,268	$2,048	$1,859
Assumed	7	2	2
Ceded	(674)	(559)	(520)
Policyholder benefits	$1,601	$1,491	$1,341
Direct	$1,832	$1,647	$2,463
Ceded	3	(14)	(12)
Increase in liabilities for future policy benefits	$1,835	$1,633	$2,451

The effects of reinsurance on the Consolidated Statements of Financial Position for the years ended December 31, 2016 and 2015 were as follows (in millions):

	2016	2015
Reinsurance recoverable	$5,863	$5,860
Reinsurance payable	$4,225	$4,310

Significant Reinsurance Transactions

Four reinsurance companies account for 77% and 79% of the in-force reinsurance ceded at December 31, 2016 and 2015, respectively.

The Company ceded 53% of its total life insurance in-force at both December 31, 2016 and 2015.

Ceded Reinsurance

Prior to July 1, 2002, the Company did business in Taiwan through a branch operation (the “Taiwan Branch”). On July 1, 2002, the Taiwan Branch ceased operations and all of its liabilities and assets were transferred to New York Life Insurance Taiwan Corporation (“Taiwan Corporation”), an indirect subsidiary of New York Life, that was sold to Yuanta Financials Holding Co., Ltd. (“Yuanta”) on December 31, 2013. Under the terms of the sale agreement, Yuanta agreed to satisfy in full, or cause Taiwan Corporation to satisfy in full, all of Taiwan Corporation’s obligations under the Taiwan Branch policies that were transferred to Taiwan Corporation on July 1, 2002. The Company accounts for the policies issued prior to July 2002 as 100% coinsured, and records policyholder liabilities associated with those policies, as well as a reinsurance recoverable asset from Taiwan Corporation/Yuanta of an equal amount.

71

NOTE 14 – REINSURANCE (continued)

The effect of this reinsurance agreement with Taiwan Corporation/Yuanta for the years ended December 31, 2016, 2015 and 2014 was as follows (in millions):

	2016	2015	2014(1)
Amounts recoverable from reinsurer(2)	$1,320	$1,236	$1,205
Premiums ceded	$61	$67	$74
Benefits ceded	$53	$29	$46

(1) Beginning in 2014, the results for this transaction are recorded on a quarter lag. The amounts recoverable from reinsurer and policyholder liabilities represent balances as of September 30th. Premiums ceded and benefits ceded represent balances for the nine months ended September 30th plus an estimate for the three months ended December 31st.

(2) The Company recorded policyholder liabilities of $1,320 million, $1,236 million, and $1,205 million at December 31, 2016, 2015, and 2014, respectively.

In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of universal life, variable universal life (“VUL”), Target Life and Asset Preserver, with New York Life. The agreement uses a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for the VUL policies in the Separate Accounts. Under both the MODCO and funds withheld treaties, the Company retains the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund is paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the funds withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. Refer to Note 7 - Derivative Instruments and Risk Management for additional details.

In connection with the reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2016, 2015 and 2014, $1 million of the deferred gain was amortized and is included in the Net revenue from reinsurance.

The effect of this reinsurance agreement with New York Life for the years ended December 31, 2016, 2015 and 2014 was as follows (in millions):

	2016	2015	2014
Fees-universal life policies ceded	$262	$241	$241
Net revenue from reinsurance	$74	$99	$85
Policyholder benefits ceded	$184	$136	$151
Amounts recoverable from reinsurer	$4,150	$4,252	$4,364
Amounts payable to reinsurer	$4,154	$4,255	$4,366
Other liabilities (deferred gain, net of amortization)	$10	$11	$13

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $23 million, $11 million and $19 million for the years ended December 31, 2016, 2015 and 2014, respectively.

72

NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS

Litigation

The Company and/or its subsidiaries are defendants in individual and/or alleged class action suits arising from their agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, employment and/or other operations, including actions involving retail sales practices. Some of the actions seek substantial or unspecified compensatory and punitive damages. The Company and/or its subsidiaries are also, from time to time, involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.
Assessments

Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.
The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $2 million at December 31, 2016 and 2015, which have been accrued in Other liabilities. The Company expects to recover $10 million and $16 million at December 31, 2016 and 2015, respectively, of premium offsets reflected in Other assets.

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

73

NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

Loaned Securities and Repurchase Agreements

The following table represents recognized repurchase agreements that are subject to an enforceable master netting agreement or similar agreements at December 31, 2015 (in millions). There were no repurchase agreements subject to an enforceable master netting agreement at December 31, 2016. The Company’s dollar rolls repurchase agreements to sell and repurchase securities are not done under master netting agreements or similar agreements and therefore are not included in this table:

	2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral(1)	Net Amount
Offsetting of financial assets
Securities purchased under agreement to resell	$298	$—	$298	$(298)	$—
Total assets	$298	$—	$298	$(298)	$—

	2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral(1)	Net Amount
Offsetting of financial assets
Securities purchased under agreement to resell	$298	$—	$298	$(298)	$—
Total assets	$298	$—	$298	$(298)	$—

(1) At December 31, 2016, the actual collateral that is held by the custodian was $304 million, which were capped at the amount recorded in the Consolidated Statements of Financial Position in accordance with the authoritative guidance.
(2) At December 31, 2015, the actual collateral that is held by the custodian was $304 million, which were capped at the amount recorded in the Consolidated Statements of Financial Position in accordance with the authoritative guidance.

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NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

The following table represents recognized securities lending transactions that are subject to an enforceable master netting agreement or similar agreement at December 31, 2016 and 2015 (in millions):

	2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral(1)	Net Amount
Offsetting of financial liabilities
Securities entered into a security lending agreement	$675	$—	$675	$(675)	$—
Total liabilities	$675	$—	$675	$(675)	$—

	2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral(1)	Net Amount
Offsetting of financial liabilities
Securities entered into a security lending agreement	$600	$—	$600	$(600)	$—
Total liabilities	$600	$—	$600	$(600)	$—

(1) The amount represents the cash collateral received and is reported in Other liabilities. At December 31, 2016 and 2015, the securities lent have a fair value of $659 million and $586 million, respectively. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss.

The following tables provides information about the Company’s obligation regarding cash collateral received under repurchase agreements and securities lending transactions, by class of securities sold to be repurchased and securities sold to counterparties, including the remaining contractual maturity of such transactions at December 31, 2016:

	2016
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
Dollar Repurchase Agreements
U.S. government corporations & agencies	$—	$—	$—	$—	$—	$—
Total dollar repurchase agreements	$—	$—	$—	$—	$—	$—

Securities Lending
U.S. Treasury	$49	$—	$—	$—	$—	$49
U.S. government corporations & agencies	18	—	—	—	—	18
U.S. agency mortgage-backed and asset-backed securities	—	—	—	—	—	—
Foreign governments	2	—	—	—	—	2
U.S. corporate	515	—	—	—	—	515
Foreign corporate	91	—	—	—	—	91
Total securities lending transactions	$675	$—	$—	$—	$—	$675

75

NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

	2015
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
Dollar Repurchase Agreements
U.S. government corporations & agencies	$—	$—	$—	$—	$—	$—
Total dollar repurchase agreements	$—	$—	$—	$—	$—	$—

Securities Lending
U.S. Treasury	$109	$—	$—	$—	$—	$109
U.S. government corporations & agencies	12	—	—	—	—	12
U.S. agency mortgage-backed and asset-backed securities	—	—	—	—	—	—
Foreign governments	6	—	—	—	—	6
U.S. corporate	363	—	—	—	—	363
Foreign corporate	110	—	—	—	—	110
Total securities lending transactions	$600	$—	$—	$—	$—	$600

At December 31, 2016 and 2015, the Company had no agreements outstanding to sell and repurchase securities.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 16 – INCOME TAXES

The components of the total Income tax expense for the years ended December 31, 2016, 2015 and 2014 are as follows (in millions):

	2016	2015	2014
Current
Federal	$323	$266	$252
State and local	5	2	5
Foreign	1	1	1
	329	269	258
Deferred
Federal	(52)	(45)	133
Income tax expense	$277	$224	$391
Pursuant to the tax allocation agreement discussed in Note 3 – Significant Accounting Policies, the Company recorded a net income tax (payable to)/receivable from New York Life of $(5) million and $31 million at December 31, 2016 and 2015, respectively, and is included in Other assets or liabilities.

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NOTE 16 - INCOME TAXES (continued)

The Company’s actual income tax expense for the years ended December 31, 2016, 2015 and 2014 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons (in millions):

	2016		2015		2014

Statutory federal income tax expense	$345	35.0%	$297	35.0%	$481	35.0%
Tax exempt income	(47)	(4.7)	(60)	(7.1)	(63)	(4.6)
Audit liability	(6)	(0.6)	13	1.6	(3)	(0.2)
Investment credits	(38)	(3.9)	(49)	(5.8)	(55)	(4.0)
Amortization and deductions of investments in qualified affordable housing projects	21	2.1	30	3.6	30	2.2
Non-controlling interest	(1)	(0.1)	—	—	—	—
Other	3	0.3	(7)	(0.9)	1	0.1
Actual income tax expense	$277	28.1%	$224	26.4%	$391	28.5%

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company’s management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been recorded.

The components of the net deferred tax liability reported in Other liabilities at December 31, 2016 and 2015 are as follows (in millions):

	2016	2015
Deferred tax assets
Future policy benefits	$899	$846
Employee and agents benefits	52	51
Gross deferred tax assets	951	897
Deferred tax liabilities
DAC	803	843
Investments	682	607
Other	228	218
Gross deferred tax liabilities	1,713	1,668
Net deferred tax liability	$762	$771

The Company does not have net operating or capital loss carry forwards.

The Company’s federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2010 and tax years 2011 through 2013 are currently under examination. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these audits. The Company believes that its recorded income tax liabilities for uncertain tax positions are adequate for all open years.

77

NOTE 16 - INCOME TAXES (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2016, 2015 and 2014 are as follows (in millions):

	2016	2015	2014
Balance at beginning of year	$95	$99	$71
Additions for tax positions of prior years	—	—	23
Reductions for tax positions of prior years	(15)	(15)	—
Additions for tax positions of current year	—	19	5
Settlements with tax authorities	(40)	(8)	—
Balance at end of year	$40	$95	$99

At December 31, 2016, 2015 and 2014, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $6 million, $15 million and $(3) million, respectively. Total interest expense associated with the liability for unrecognized tax benefits was $4 million for the the year ended December 31, 2016, $6 million for the year ended December 31, 2015 and less than $1 million for the year ended December 31, 2014, and is included in Income tax expense. At December 31, 2016, 2015 and 2014, the Company had $7 million, $19 million and $13 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits which are reported in Other liabilities. The $12 million decrease from December 31, 2015 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $4 million of interest expense, and $16 million decrease resulting from settlements with tax authorities. The $6 million increase from December 31, 2014 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $6 million of interest expense and less than $1 million decrease resulting from settlement with tax authorities. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 17 – DEBT

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest, with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part, and there are no collateral requirements. The note was paid off at December 31, 2016 and the carrying amount was $1 million at December 31, 2015.

Non-Recourse Debt

The Company was required to consolidate one structured investment, in which the Company is considered the primary beneficiary, with an outstanding debt balance of $1 million at December 31, 2016 and 2015. Refer to Note 6 – Investments for a discussion on VIEs.

FHLB Agreement

The Company is a member of the FHLB of Pittsburgh and holds $24 million of common stock at December 31, 2016 and 2015. These investments are recorded as part of equity securities, in Unaffiliated, available for sale, at fair value. No funding agreements were outstanding as of December 31, 2016 and 2015. At December 31, 2016, the fair value of collateral pledged and the company’s borrowing capacity with FHLB of Pittsburgh was $17 million and $16 million, respectively. At December 31, 2015, the fair value of collateral pledged and the Company’s borrowing capacity with FHLB of Pittsburgh was $19 million and $10 million, respectively.

78

NOTE 18 – SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $262 million, $207 million and $198 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Total interest paid was $16 million, $13 million and $9 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Non-cash transactions

The Company’s non-cash investing transactions were $201 million for the year ended December 31, 2016 related to fixed maturities, equities and limited partnerships.

The Company’s non-cash investing transactions were $27 million for the year ended December 31, 2015 related to fixed maturities, short terms, mortgage loans and limited partnerships.

The Company’s non-cash investing transactions were less than $1 million for the year ended December 31, 2014.

NOTE 19 – STATUTORY FINANCIAL INFORMATION

The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. At December 31, 2016, the Company does not have any permitted practices. In past years, including 2014, the Company disclosed a permitted practice for the book value treatment of certain guaranteed separate account products. The Company has confirmed with the DSID that this book value treatment is not a permitted practice as it is in accordance with Statements of Statutory Accounting Principles (“SSAP”) No. 56, “Separate Accounts”, paragraph 17. As a result, the permitted practice disclosed in the prior years to report these assets at book value is no longer disclosed.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life, at December 31, 2016 or 2015. At December 31, 2016, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $4,772 million. The maximum amount of dividends that may be paid in 2016 without prior approval is $890 million.

NOTE 20 – SUBSEQUENT EVENTS

As of March 9, 2017, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

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Report of Independent Auditors

To the Board of Directors of New York Life Insurance and Annuity Corporation:

We have audited the accompanying consolidated financial statements of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”), which comprise the consolidated statements of financial position as of December 31, 2016 and 2015, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity, and of cash flow for each of the three years in the period ended December 31, 2016.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three the years in the period ended December 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Emphasis of Matter

As disclosed in Note 11 to the consolidated financial statements, the Company has entered into significant related party transactions with New York Life Insurance Company and its affiliates. Our opinion is not modified with respect to this matter.

March 9, 2017

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(NYLIAC) NI070

PART C. OTHER INFORMATION

ITEM 26.	EXHIBITS

Board of Directors Resolution

(a)	Resolution of the Board of Directors of NYLIAC establishing the Separate Account — Previously filed as Exhibit 1.(1) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(1) to Registrant’s Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(c)(2)	Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC — Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(c)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(c)(4)	Amendment to Distribution and Underwriting Agreement, dated March 6, 2015, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(4) to Post-Effective Amendment No. 25 on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/14/2015 and incorporated herein by reference.

(d)	Contracts.

(d)(1)	Form of Policy for New York Life Variable Universal Life Accumulator (No. 308-30) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(1) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(2)	Form of Policy for New York Life Survivorship Variable Universal Life Accumulator (No. 308-150) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(3) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(3)	Monthly Deduction Waiver (MDW) Rider (No. 308-320) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(5) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(4)	Guaranteed Insurability Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(g) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(5)	Living Benefits Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(h) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(6)	Insurance Exchange Rider (IER) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.5(i) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(7)	Spouse’s Paid-Up Insurance Purchase Option (SPPO) Rider (No. 305-375) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(9) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(8)	Life Estension Benefit (LEB) Rider (No. 308-350) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(10) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(9)	Guaranteed Minimum Death Benefit (GMDB) Rider (No. 308-296) for New York Life Variable Universal Life Accumulator — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(11) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(10)	Guaranteed Minimum Death Benefit (GMDB) Rider (No. 308-295) for New York Life Survivorship Variable Universal Life Accumulator — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(12) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(11)	Term Insurance on Other Covered Insured (OCI) Rider (No.308-340) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(13) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(12)	Accidental Death Benefit (ADB) Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.5(a) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(13)	Level First To Die Term (FTD) Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1. (5)(c)(2) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(d)(14)	Estate Protection Rider (EPR) (No. 308-405) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(16) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(15)	Overloan Protection Rider (OLP) (No. 308-940) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(17) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(16)	Childern’s Insuance (CI) Rider (No. 793-345) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(18) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(17)	Guaranteed Minimum Accumulation Benefit (GMAB) Rider (No. 312-670) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Post-Effective Amendment No. 4 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-166664), filed 3/1/12 and incorporated herein by reference.

(d)(18)	Waiver of Specified Premium (WSP) Rider (No. 312-321) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(15) to Post-Effective Amendment No. 4 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-166664), filed 3/1/12 and incorporated herein by reference.

(d)(19)	Form of Policy for Flexible Premium Variable Universal Life Insurance (No. 308-30) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(20) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-147707), filed 4/26/12 and incorporated herein by reference.

(d)(20)	Form of Policy for Flexible Premium Survivorship Variable Universal Life Insurance (No. 308-150) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(21) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-147707), filed 4/26/12 and incorporated herein by reference.

(e)	Applications.

(e)(1)	Form of application for a Policy — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(10) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(e)(2)	Form of application for a Policy (No. 209-500) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e)(2) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(e)(3)	Form of application for a Policy (No. 204-500) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e)(1) to the initial Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-156513), filed 12/30/08 and incorporated herein by reference.

(e)(4)	Form of Application for a Policy (No. 211-500) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e)(4) to to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-156513), filed 4/17/12 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Restated Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)	Amended and Restated Certificate of Incorporation of NYLIAC - Previously filed as Exhibit 6(a)(1) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(f)(2)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(f)(2)(b)	Amended and Restated By-Laws of NYLIAC - Previously filed as Exhibit 6(b)(3) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts.

Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit (g)(4) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(h)	Participation Agreements.

(h)(1)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) — Previously filed as Exhibit 1.(9) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(3)	Participation Agreement between Janus Aspen Series and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(4)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(5)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/10 and incorporated herein by reference.

(h)(6)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(7)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(8)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(9)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(12)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(h)(13)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(h)(14)	Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(h)(15)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(h)(16)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(17)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(18)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(19)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(h)(20)	Form of Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(21)	Form of Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(i)	Administrative Contracts.

(i)(1)	Service Agreement between Fred Alger Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2)	Administrative Services Agreement between Dreyfus Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3)	Administrative Services Agreement between Janus Capital Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4)	Services Agreement between New York Life Investment Management LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5)	Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7)	Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8)	Administrative and Shareholder Services Agreement between Van Eck Worldwide Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(10) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(9)	Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(10)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(11)	Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(12)	Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(13)	Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(14)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Manager Americas, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(15)	Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(15) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(16)	Services Agreement between PIMCO Variable Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(17)	Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(18)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC -Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(19)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 – Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account – I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(20)	Form of Service Agreement, dated May 1, 2007, between Delaware Distributors, L.P. and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(j)	Other Material Contracts.

(j)(1)	Powers of Attorney — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 27 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/11/17 and incorporated herein by reference.

(k)	Legal Opinion.

Opinion and consent of Thomas F. English, Esq. — Filed herewith.

(l)	Actuarial Opinion.

Not applicable.

(m)	Calculation.

Not applicable.

(n)	Other Opinions.

Consent of PricewaterhouseCoopers LLP — Filed herewith.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

(q)(1)	Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies Pursuant to
Rule 6e-3(T)(b)(12)(iii) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (q)(1) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-147707), filed 4/13/16 and incorporated herein by reference.

ITEM 27.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Mathas, Theodore A.	Director, Chairman & Chief Executive Officer
Ashe, Christopher T.	Director & Senior Vice President
Bedard, David G.	Director & Senior Vice President
Blunt, Christopher O.	Director, Executive Vice President & President Investments Group
Fleurant, John T.	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Vice President & Controller
Grove, Matthew M.	Director & Vice President
Harte, Frank M.	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Huang, Dylan W.	Director & Senior Vice President
Kim, John Y.	Director & President
Madgett, Mark J.	Director
Miller, Amy	Director
Seter, Arthur H.	Director, Senior Vice President & Chief Investment Officer
Steinberg, Joel M.	Director, Senior Vice President, Chief Risk Officer & Chief Actuary
Wion, Matthew D.	Director & Senior Vice President
Afshar, Pedram	Senior Vice President
Badler, Sara L.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Castellani, David J.	Senior Vice President
Cole, Thomas	Senior Vice President
Cook, Alexander I.	Senior Vice President
DeSanto, Craig L.	Senior Vice President & Actuary
DiMella, Robert A.	Senior Vice President
English, Thomas F.	Senior Vice President, Chief Legal Officer & Secretary
Fisher, Stephen P.	Senior Vice President
Girard, Thomas J.	Senior Vice President
Hebron, Robert J.	Senior Vice President
Lenz, Scott L.	Senior Vice President & Chief Tax Counsel
Loffredo, John M.	Senior Vice President
Malloy, Anthony R.	Senior Vice President
McDermott, Gail A.	Senior Vice President
McInerney, Barbara J.	Senior Vice President & Chief Compliance Officer
Ok, Francis J.	Senior Vice President
Phlegar, Jeffrey S.	Senior Vice President
Ramasamy, Neal S.	Senior Vice President & Chief Technology Officer
Roberts, Dan C.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Salama, Donald A.	Senior Vice President
Schwartz, Richard C.	Senior Vice President
Shively, George S.	Senior Vice President & Legal Officer
Starr, Andrew P.	Senior Vice President
Swanson, Matthew T.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Yoon, Jae	Senior Vice President
Anderson, Erick A.	Vice President & Actuary
Ascione, Mitchell P.	Vice President
Attias, Steven	Vice President & Chief Information Security Officer
Bain, Karen A.	Vice President - Tax
Baker, Lee C.	Vice President
Bartlett, Judy R.	Vice President & Legal Officer
Barton, Jacqueline M.	Vice President
Beligotti, Jeffrey	Vice President & Actuary
Bonvouloir, John	Vice President
Brill, Elizabeth	Vice President
Caminiti, Philip E.	Vice President
Carbone, Jeanne M.	Vice President
Casanova, Ramon A.	Vice President & Actuary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Cohen, Louis N.	Vice President
Cristallo, James J.	Vice President & Actuary
Cunningham, Paul K.	Vice President
DeToro, Karen J.	Vice President
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
DiRago, John C.	Vice President
Donnelly, Kathleen A.	Vice President
Donohue, Robert	Vice President & Assistant Treasurer
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Ferraro, Anthony	Vice President & Actuary
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President & Actuary
Frawley, Stephanie A.	Vice President
Furlong, Brian	Vice President
Gangemi, Thomas J.	Vice President
Goldstein, Ross M.	Vice President
Hallahan, Mary	Vice President & Treasurer
Hamrick, Jane L.	Vice President & Actuary
Hanley, Dale A.	Vice President
Heller, Thomas S.	Vice President
Hoffman, Eric S.	Vice President
Huang, Angela	Vice President & Actuary
Hynes, Robert J.	Vice President
Karmen, Robert	Vice President & Legal Officer
Killian, Jeffrey	Vice President
Kim, Terry	Vice President
Kimble, Michael J.	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Vice President & Actuary
Kuan, Melissa	Vice President
Lamarque, Natalie	Vice President
Leber, Richard B.	Vice President, Legal Officer & Assistant Secretary
Loutrel, Brian C.	Vice President & Chief Privacy Officer
Lynn, Eric J.	Vice President & Actuary
Marinaccio, Ralph S.	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen J.	Vice President & Actuary
Millay, Edward P.	Vice President
Morris, Ryan J.	Vice President & Actuary
Mosquera, Jaime	Vice President & Actuary
Murphy, Marijo F.	Vice President
Pasyanos, Nicholas	Vice President & Actuary
Pecorino, Paul	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petty, William	Vice President
Quartararo, Paul	Vice President & Chief Medical Officer
Richards, Jennifer	Vice President
Roy, Ari	Vice President
Rubin, Janis C.	Vice President
Rzad, Amaury J.	Vice President
Seewald, Scott R.	Vice President
Shannon, Joseph J.	Vice President
Sherman, Nancy G.	Vice President
Silber, Irwin	Vice President & Actuary
Smith, Kevin M.	Vice President
Sorg, Thomas C.	Vice President
Suryapranata, Monica	Vice President
Tai, Ka Luk Stanley	Vice President
Tate, William P.	Vice President
Tillotson, Sandra G.	Vice President
Troeller, Thomas J.	Vice President & Actuary
Verastegui, Victor A.	Vice President
Wagenseil, Taylor	Vice President
Wagner, Robin M.	Vice President
Walsh, Richard M.	Vice President
Walsh, Simon	Vice President
Weinstein, Scott W.	Vice President
Whites, Charles A.	Vice President & Legal Officer
Wildin, Michellen	Vice President
Yashnyk, Michael A.	Vice President
Zeng, Paul	Vice President & Actuary

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
The MainStay Funds(*)(†)	Massachusetts
MainStay VP Funds Trust(*)(†)	Delaware
MainStay Funds Trust	Delaware
NYL Investors LLC	(Delaware)
NYL Investors (U.K.) Limited	(United Kingdom)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, L.P.	(Delaware)	(50%)
MNCVAD-IND Greenwood CA LLC	(Delaware)
MNCVAD-IND Norris Canyon CA LLC	(Delaware)
MNCVAD-CP Norris Canyon LLC	(Delaware)	(94%)
MNCVAD-IND Petaluma CA LLC	(Delaware)
MNCVAD-OFC 2665 NORTH FIRST CA LLC	(Delaware)
MNCVAD-SEAGATE 2665 NORTH FIRST LLC	(Delaware)	(90%)
MNCVAD-OFC Bridgepointe CA LLC	(Delaware)
MNCVAD-OFC RIDDER PARK CA LLC	(Delaware)
MNCVAD-GRAYMARK RIDDER	(Delaware)	(97.50%)
MNCVAD-OFC ONE BAY CA LLC	(Delaware)
MNCVAD-HARVEST ONE BAY LLC	(Delaware)	(95%)
MNCVAD-IND RICHMOND CA LLC	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)
New York Life Insurance and Annuity Corporation	(Delaware)
Ausbil IT – Ausbil Microcap Fund	(Australia)	(NYLIAC: 9.81%)
Ausbil IT – Candriam Sustainable Global Equity Fund		(NYLIAC: 37.56%)
MacKay Shields Unconstrained Bond Fund		(NYLIAC: 100%)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (“ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99% ; ADIS: 1%)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 55%; NYLIAC: 45%)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
Warwick McAlester Holdings, LLC	(Delaware)
Meeco Sullivan, LLC	(Delaware)
Electric Avenue, LLC	(Delaware)
Ironshore Investment BL I Ltd.	(Bermuda)[8]	(0 voting ownership)
LMF WF Portfolio II, LLC	(Delaware)[8]	(0 voting ownership)
LMF WF Portfolio III, LLC	(Delaware)[8]	(0 voting ownership)
MCF CLO I LLC	(Delaware)	(2.53%)[8]
MCF CLO III LLC	(Delaware)	(2.33%)[8]
MCF CLO II LLC	(Delaware)[8]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[8]	(0 voting ownership)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[8]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[8]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia, Canada)
Zenith Products Holdings, Inc.	(Delaware)	(16.36%)[8]
ZPC Holding Corp.	(Delaware)
Zenith Products Corporation	(Delaware)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
Institutional Capital LLC	(Delaware)
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Emerging Markets Credit Portfolio	(Ireland)	(NYLIC: 0.00%; NYLIAC: 99.98%)
Plainview Funds plc – MacKay Shields Flexible Bond Portfolio	(Ireland)	(NYLIAC: 0%; NYLIC: 0%)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 16.91%; MacKay: 1.51%)
Plainview Funds plc – MacKay Shields Floating Rate High Yield Portfolio	(Ireland)	(NYLIC: 93.01%; MacKay 6.98%)
Plainview Funds plc – MacKay Shields Core Plus Opportunities Portfolio	(Ireland)	(NYL: 0%)
MacKay Shields Statutory Trust – High Yield Bond Series	(Connecticut)[8]
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(14.36%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Shields Global Derivatives LLC	(Delaware)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
MacKay Puerto Rico Opportunities Feeder Fund, L.P.	(Cayman Islands)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal Managers California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
Cornerstone Capital Management Holdings LLC	(Delaware)
Cornerstone Capital Management, LLC	(Delaware)	(51%)
Cornerstone US Equity Market Neutral Fund, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners, L.P.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners II, L.P.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners III GenPar, L.P.	(Delaware)
New York Life Capital Partners III, L.P.	(Delaware)
New York Life Capital Partners III-A, L.P.	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P.	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezzanine Blocker Holdco A, LP	(Delaware)	(“GPPMBHA”)
GPP Mezzanine Blocker Holdco Preferred A, LP	(Delaware)
GPP Mezzanine Blocker A, LP	(Delaware)	(GPPMBHA: 7.5%; GPPIVLP: 92.5%)
GPP Mezzanine Blocker Holdco B, LP	(Delaware)	(“GPPMBHB”)
GPP Mezzanine Blocker B, LP	(Delaware)	(“GPPMBHB: 4.4%; GPPIVLP: 95.6%)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)**
GoldPoint Partners Co-Investment V ECI Blocker Holdco A, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker A, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco F, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker F, LP	(Delaware)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco A L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker A L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco F L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco G L.P.	(Delaware)
NYLCAP 2010 C0-Invest ECI Blocker G L.P.	(Delaware)
NYLCAP Canada GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine GenPar GP, LLC	(Delaware)
NYLIM Mezzanine GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners, LP	(Delaware)
NYLIM Mezzanine Partners Parallel Fund, LP	(Delaware)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners II, LP	(Delaware)
NYLIM Mezzanine II Luxco S.à.r.l.	(Luxembourg)
NYLIM Mezzanine Partners II Parallel Fund, LP	(Delaware)
NYLIM Mezzanine II Parallel Luxco S.à.r.l.	(Luxembourg)
Voice Holdco Ltd.	(Nova Scotia, Canada)	(27%)[9]
Voice Holdings Ltd.	(Nova Scotia, Canada)
Voice Construction Ltd.	(Alberta, Canada)
Voice Construction Opco ULC	(Alberta, Canada)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III-K, LP	(Delaware)**
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine Partners III Parallel Fund, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco A, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco C, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker C, LP	(Delaware)
C.B. Fleet TopCo. LLC	(Delaware)	(17%**collectively)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco E, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco F, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker F, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)**
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III (Mauritius) LLC
NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC
NYLIM Jacob Ballas India (FII) III (Mauritius) LLC
Evolvence Asset Management, Ltd.		(Goldpoint: 24.5%)
NYLCAP Holdings	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM-GCR Fund I, LLC	(Delaware)	(50%)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM Real Estate Mezzanine Fund II, LP	(Delaware)
NYLIM-TND, LLC	(Delaware)
NYLIM-DCM, LLC	(Delaware)
NYLIM-MM, LLC	(Delaware)
DCM-N, LLC	(Delaware)	(80%)
DCM Warehouse Series A, LLC	(Delaware)
DCM Warehouse Series One, LLC	(Delaware)
Sixteen West Savannah, LLC	(Indiana)
NYLIM RE Mezzanine Fund II Investment Corporation	(Delaware)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings Inc.	(Delaware)	(“IQ Holdings”)
Financial Development LLC	(Delaware)	(“FD LLC”) (74.37%; IQ Holdings: 25.63%)
IndexIQ Inc.	(Delaware)
IndexIQ LLC	(Delaware)
IndexIQ Advisors LLC	(Delaware)
New York Life Investment Management Holdings International S.a.r.l.	(Luxembourg)
New York Life Investment Management Holdings II International S.a.r.l.	(Luxembourg)
New York Life Investment Management Global Holdings S.a.r.l.	(Luxembourg)	(“NYLIMGH”)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(“CANLUX”) (NYLIMGH: 96%; 1 share held by CANLUXS)
Candriam Luxembourg Italy Branch
Candriam Luxembourg UK Establishment
Candriam Luxembourg Germany Branch
Candriam Luxembourg US Branch
Candriam Luxembourg Spain Branch
Candriam Luxembourg Netherlands Branch
Candriam Luxembourg MENA Branch (Dubai, UAE)
Candriam Belgium	(Belgium)	(“CANBEL”) (99.99%; NYLIMGH: 0.01%)
Candriam France	(France)	(“CANFR”)
Candriam Monétaire		(CANBEL: 16.4%; CANFR: 5.48%)
Candriam Switzerland LLC	(Switzerland)
BIL Prime Advanced Cash + 100	(Lux)	(CANLUX: 36.14%; CANBEL: 32.23%) (“BILPAC”)
Cordius CIG	(Lux)	(CANLUX: 68.04%; CANBEL: 15.98%; CANFR: 15.98%)
Candriam Bonds Convertible Opportunities	(Lux)	(CANLUX: 29.54%)
Candriam Alternative Return Equity Market Neutral	(Lux)	(21.39%)
Ausbil Investment Management Limited	(Australia)	(78.35%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
NYLIFE Distributors LLC	(Delaware)
Private Advisors L.L.C.	(Delaware)	(65.85%)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)[6]
Private Advisors Small Company Buyout Fund II, L.P.	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout Fund V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
Cuyahoga Capital Partners I Management Group, LLC	(Delaware)
Cuyahoga Capital Partners I, L.P.	(Delaware)
Cuyahoga Capital Partners II Management Group LLC	(Delaware)
Cuyahoga Capital Partners II LP	(Delaware)
Cuyahoga Capital Partners III Management Group LLC	(Delaware)
Cuyahoga Capital Partners III LP	(Delaware)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF Carry, LLC	(Delaware)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
Private Advisors Stable Value ERISA Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Stable Value Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[8]
Undiscovered Value Master Fund SPC	(Cayman Islands)
Madison Core Property Fund LLC	(Delaware)	(NYL Investors is Non Member Manager)[8]
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
1101 Taylor Road LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF York Road, LLC	(Delaware)
York Road EW LLC	(Delaware)	(64.8%)
York Road Retail West, LLC	(Delaware)	(64.8%)
2001 EW LLC	(Delaware)
2122 EW LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
Via Verde San Dimas, LLC	(Delaware)
MIREF DC Corp.	(Delaware)
MIREF L Street, LLC	(Delaware)
1901 L Street Corp.	(Delaware)
1901 L Street LLC	(District of Columbia)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
MIREF Barton’s Creek, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Waterview, LLC	(Delaware)
MIREF Chain Bridge, LLC	(Delaware)
1991 Chain Bridge Road, LLC	(Delaware)
MIREF Aptakisic, LLC	(Delaware)
Aptakisic Creek Corporate Park, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-IND Valley Business Park CA LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-MF Casa Santa Fe AZ LLC	(Delaware)
MADISON-MF Cabrillo AZ LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Canyon Commons CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-MF Henderson NV LLC	(Delaware)
MCPF-SP Henderson LLC	(Delaware)	(90%)
MADISON-SP Henderson LLC	(Delaware)	(90%)
MADISON-IND VISTA LOGISTICS OR LLC	(Delaware)
MADISON-SPECHT VISTA LOGISTICS LLC	(Delaware)	(95%)
MADISON-MF MCCADDEN CA LLC	(Delaware)
NYLM Alternatives LLC	(Delaware)
CVP Holdings, LLC	(Delaware)
CVP CLO Manager, LLC	(Delaware)
Credit Value Partners, LLC	(Delaware)
CHIPC Evergreen General, LLC	(Delaware)
CHIPC Evergreen Intermediate Fund, LP	(Cayman Islands)
CVP High Income Private Credit Master Fund, LP	(Cayman Islands)
CVP High Income Private Credit Evergreen Fund (Cayman), LP	(Cayman Islands)
CVP High Income Private Credit Evergreen Fund, LP	(Delaware)
CVP Loan Servicing LLC	(Delaware)
CHIPC PE General, LLC	(Delaware)
CHIPC PE Intermediate Fund, LP	(Cayman Islands)
CVP High Income Private Equity PE Fund (Cayman), LP	(Cayman Islands)
CVP High Income Private Credit PE Fund, LP	(Delaware)
CVP Distressed Fund, LLC	(Delaware)
CVF IV General, LLC	(Delaware)
Credit Value Fund IV, LP	(Delaware)
Credit Value Fund (Cayman) IV, LP	(Cayman Islands)
Credit Value Intermediate Fund IV, LP	(Cayman Islands)
Credit Value Master Fund IV-A, LP	(Cayman Islands)
Credit Value Master Fund IV-B, LP	(Cayman Islands)
CVP SPV LLC	(Delaware)
NYLIM Flatiron CLO 2004-1 Ltd.	(Cayman Islands)[7]
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	(Delaware)
NYLIM Flatiron CLO 2006-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	(Delaware)
Flatiron CLO 2007-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2011-1 Ltd.	(Cayman Islands)
Flatiron CLO 2012-1 Ltd.	(Cayman Islands)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)
Flatiron CLO 2014-1-Ltd.	(Cayman Islands)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL Investors 100% Equity)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
Silverado CLO 2006-II Limited	(Cayman Islands)
Silverado 2006-II Equity Holdings LLC, Series A	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYL Executive Benefits LLC	(Delaware)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)
NJIND Hook Road LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
NJIND Carter Drive LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(95%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP OFC Westory DC LLC	(Delaware)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
REEP-MF SPENCER NV LLC	(Delaware)
REEP-HZ SPENCER JV LLC	(Delaware)	(92.7%)
REEP-HZ SPENCER LLC	(Delaware)	(92.7%)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
CT 611 W. JOHNSON AVE LLC	(Delaware)
CT 550 RESEARCH PKWY LLC	(Delaware)
CT 160 CORPORATE COURT LLC	(Delaware)
NJ 663 E. CRESCENT AVE LLC	(Delaware)
NJ 1881 ROUTE 46 LLC	(Delaware)
PA 180 KOST RD LLC	(Delaware)
Cortlandt Town Center LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-MF Chandler AZ LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[8]
New York Life Global Funding	(Delaware)[8]
NYL Equipment Issuance Trust	(Delaware)[9]
NYL Equipment Issuance Trust 2014-2	(Delaware)[9]
Government Energy Savings Trust 2003-A (GEST)	(New York)[9]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[9]
NYLARC Holding Company Inc.	(Arizona)[8]
New York Life Agents Reinsurance Company	(Arizona)[8]

(+)

By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

(*)

Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(†)

New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

1	NYL Cayman Holdings Ltd. owns 15.62%.
2	NYL Worldwide Capital Investment LLC owns 0.002%.
3	NYLIC owns 13.64%, NYLIAC owns 0.00%, and MacKay owns 0.72% for a total ownership of 14.36%.
4	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6	Private Advisors Hedged Equity Fund (QP), L.P. owns 33.61% and PA Hedged Equity Fund, L.P. owns 66.39% of the Master Fund.
7	Control of each CLO/CDO and other entities is pursuant to an investment management contract with NYLIM or affiliate, not through ownership of voting interests unless, otherwise, ownership noted.
8	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
9	Control is through financial interest, not ownership of voting interests.

C–6

ITEM 29.	INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.	PRINCIPAL UNDERWRITERS

(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

The MainStay Funds

MainStay Funds Trust

MainStay VP Funds Trust

(b) Management.

The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.

Names of Directors and Officers	Positions and Offices with Underwriter
Fisher, Stephen P.	Chairman & Chief Executive Officer
Gardner, Robert M.	Manager
Harte, Frank M.	Manager, Senior Vice President & Chief Financial Officer
Hebron, Robert J.	Executive Vice President, AMN Executive Benefits and Retail Distribution
Akkerman, John W.	Senior Managing Director, MacKay Shields Institutional Sales
Blunt, Chirstopher O.	Senior Managing Director & President, Investment Group
Huang, Dylan W.	Senior Managing Director, Individual Annuities
Hung, Yie-Hsin	Senior Vice President, Investments Boutique
Mclnerney, Barbara J.	Senior Managing Director, Compliance
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Cristallo, James J.	Managing Director, Advanced Markets Network
Fogel, David	Managing Director, Index IQ
Gomez, Mark A.	Managing Director & General Counsel
O’Gara, John J.	Managing Director, US Life and Agency Product Consulting
Parness, Amanda S.	Managing Director, GoldPoint Partners Institutional Sales
Stringer, Chirstopher R.	Managing Director
Wagner, Robin M.	Managing Director & Chief Compliance Officer
Wickwire, Brian D.	Managing Director, NYLIM Service Company, Controller & Chief Operating Officer
Bain, Karen A.	Vice President - Tax
Hansen, Marta	Director, Financial Operations Principal & Treasurer
Herrera, Rafaela M.	Director, Compliance and Sales Material Review
Howard, Linda M.	Director, Compliance, Anti-Money Laundering Officer & Office of Foreign Assets Control Officer
Shively, George S.	Secretary
Meade, Colleen A.	Assistant Secretary
Sharrier, Elizabeth	Assistant Secretary

(c) Compensation from the Registrant.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
NYLIFE Distributors LLC	-0-	-0-	-0-	-0-

ITEM 31.	LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life — Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 32.	MANAGEMENT SERVICES.

Not applicable.

ITEM 33.	FEE REPRESENTATION.

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the New York Life Variable Universal Life Accumulator and New York Life Survivorship Variable Universal Life Accumulator Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 12th day of April, 2017.

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I (Registrant)

By:	/s/ Eric J. Lynn
Eric J. Lynn
Vice President and Actuary

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ Eric J. Lynn
Eric J. Lynn
Vice President and Actuary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Ashe, Christopher T.*	Director
Bedard, David G.*	Director
Blunt, Christopher O.*	Director
Fleurant, John T.*	Director & Chief Financial Officer
Gardner, Robert M.*	Director & Controller (Principal Accounting Officer)
Grove, Matthew M.*	Director
Harte, Frank M.*	Director
Hendry, Thomas A.*	Director
Huang, Dylan W.*	Director
Kim, John Y.*	Director & President
Madgett, Mark J.*	Director
Mathas, Theodore A.*	Chairman & Chief Executive Officer (Principal Executive Officer)
Miller, Amy*	Director
Seter, Arthur H.*	Director
Steinberg, Joel M.*	Director
Wion, Matthew D.*	Director

By:	/s/ Eric J. Lynn
Eric J. Lynn
Attorney-in-Fact
April 12, 2017

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

Exhibit Number	Description

(k)	Opinion and Consent of Thomas F. English, Esq.

(n)	Consent of PricewaterhouseCoopers LLP